Exhibit 10.1

THIRD AMENDED AND RESTATED

SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

dated as of January 13, 2011

among

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.,

a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code,

as a Borrower

and

The Other Borrowers Party Hereto,

Each a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code,

as Borrowers

and

The Lenders Party Hereto,

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as Collateral Agent

BARCLAYS BANK PLC,
as Syndication Agent

ALLY COMMERCIAL FINANCE LLC,

as Documentation Agent

REGIONS BUSINESS CAPITAL, A DIVISION OF REGIONS BANK

and

ROYAL BANK OF CANADA,

as Co-Documentation Agents

J.P. MORGAN SECURITIES LLC,

as Sole Bookrunner and Sole Lead Arranger

i

SCHEDULES

Schedule A	Priming Jurisdictions
Schedule B	Distribution Centers
Schedule C	Financial and Collateral Reports
Schedule 1.01(A)	Borrowers
Schedule 1.01(B)	Title Policy Endorsements
Schedule 1.01(C)	Immaterial Subsidiaries
Schedule 2.01	Lenders and Commitments
Schedule 3.01	Subsidiaries not in Good Standing
Schedule 3.06	Disclosed Matters
Schedule 3.12	Subsidiaries
Schedule 3.13	Insurance
Schedule 3.15(b)	UCC Filings
Schedule 3.15(c)	Intellectual Property Filings
Schedule 5.01	Internet Addresses
Schedule 5.13(c)	Collateral Documents
Schedule 5.14(a)	DDA Accounts
Schedule 5.14(b)	Credit Card Arrangements
Schedule 5.14(c)	Third Party Insurance Payors
Schedule 5.14(i)	Disbursement Accounts
Schedule 6.01	Existing Indebtedness
Schedule 6.02	Existing Liens
Schedule 6.04	Existing Investments
Schedule 6.10	Existing Restrictions

EXHIBITS

Exhibit A	Form of Assignment and Acceptance
Exhibit B-1	Form of Revolving Borrowing Base Certificate
Exhibit B-2	Form of Collateral Amount Certificate
Exhibit C	Form of Guaranty
Exhibit D	Form of Indemnity, Subrogation and Contribution Agreement
Exhibit E	Form of Interim Order
Exhibit F	Form of Pledge Agreement
Exhibit G	Form of Security Agreement
Exhibit H	Form of Opinion of Kirkland & Ellis LLP
Exhibit I	Form of Credit Card Notification
Exhibit J	Form of Insurance Provider Notification
Exhibit K	Form of Blocked Account Agreement
Exhibit L	Form of Coinstar Notification
Exhibit M	Form of DDA Notification
Exhibit N-1	Form of Priority of Claims Waiver (Landlord)
Exhibit N-2	Form of Priority Claims Waiver (Bailee)

v

Exhibit O                                                Form of New Borrower Joinder Agreement

THIRD AMENDED AND RESTATED

SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Agreement”) dated as of January 13, 2011, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the other BORROWERS party hereto, each of which is a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent and as Collateral Agent.

W I T N E S S E T H:

WHEREAS, on December 12, 2010 (the “Petition Date”), the Borrowers and the Guarantors filed voluntary petitions with the Bankruptcy Court initiating cases under Chapter 11 of the Bankruptcy Code and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

WHEREAS, on December 14, 2010, the Borrowers and JPMorgan Chase Bank as Lender, as Administrative Agent and as Collateral Agent entered into the Superpriority Debtor-in-Possession Credit Agreement dated as of December 14, 2010 (the  “Original DIP Credit Agreement”), which provided a revolving credit facility and a term loan facility on the terms and conditions set forth therein;

WHEREAS, on December 21, 2010, the Borrowers and JPMorgan Chase Bank as Lender, as Administrative Agent and as Collateral Agent entered into the Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of December 21, 2010 (the “Amended and Restated DIP Credit Agreement”), which amended and restated the Original DIP Credit Agreement in its entirety on the terms and conditions set forth therein;

WHEREAS, on January 10, 2011, the Borrowers, the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent and as Collateral Agent, entered into the First Amendment to the Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of January 10, 2011, pursuant to which the Second Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of December 21, 2010 and as amended and restated as of January 10, 2011 (the “Existing DIP Credit Agreement”), which was attached as Exhibit A thereto, amended and restated the Amended and Restated DIP Credit Agreement in its entirety on the terms and conditions set forth therein; and

WHEREAS, the requisite parties to the Existing DIP Credit Agreement wish to amend and restate the Existing DIP Credit Agreement in its entirety as set forth herein;

NOW, THEREFORE, subject to the satisfaction of the conditions set forth in the First Amendment to the Second Amended and Restated Superpriority Debtor-in-Possession Credit Agreement, dated as of January 13, 2011, among The Great Atlantic & Pacific Tea Company, Inc., the other Borrowers party thereto, the Lenders party thereto and the Administrative Agent (the “First Amendment”), the Existing DIP Credit Agreement is amended and restated in its entirety as follows:

ARTICLE 1
DEFINITIONS

Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2011 Prepetition Notes” means the Company’s 5.125% Convertible Senior Notes due June 15, 2011 issued pursuant to the First Supplemental Indenture dated as of December 18, 2007 between the Company and Wilmington Trust Company, as Trustee to the Indenture dated as of December 18, 2007 between the Company and Wilmington Trust Company, as Trustee.

“2012 Prepetition Notes” means the Company’s 6.75% Convertible Senior Notes due December 15, 2012 issued pursuant to the Second Supplemental Indenture dated as of December 18, 2007 between the Company and Wilmington Trust Company, as Trustee to the Indenture dated as of December 18, 2007 between the Company and Wilmington Trust Company, as Trustee.

“A&P DIP Budget” means the A&P DIP Model - Pro Forma Cash Flows provided to the Administrative Agent on or about December 9, 2010.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account” has the meaning set forth in the UCC.

“Act” has the meaning set forth in Section 9.14.

“Adjusted LIBO Rate” means, for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that the Adjusted LIBO Rate for purposes of interest rate determinations with respect to the Term Loans shall at no time be less than 1.75% per annum.

“Administrative Agent” means JPMorgan Chase Bank, in its capacity as administrative agent for the Lenders hereunder, together with its successors in such capacity.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agents” means, collectively, the Administrative Agent and the Collateral Agent.

“Agreement” has the meaning set forth in the preamble hereto.

“Aggregate Facility” means the sum of the Aggregate Revolving Commitments and the Aggregate Term Outstandings. As of the Effective Date, the Aggregate Facility (after giving effect to the Borrowings on the Effective Date) is $800,000,000.

“Aggregate Revolving Commitments” means, at any time, the sum of the Revolving Commitments at such time. As of the Effective Date, the Aggregate Revolving Commitments are $450,000,000.

“Aggregate Term Outstandings” means, at any time, the aggregate outstanding principal balance of the Term Loans of all Term Lenders at such time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on Reuters Page LIBOR01 (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Amended and Restated DIP Credit Agreement” has the meaning set forth in the recitals.

“Amendment and Restatement Effective Date” means the date on which the First Amendment becomes effective pursuant to Section 3 of the First Amendment, which date is January 13, 2011.

“Applicable Law” means as to any Person, all statutes, rules, regulations, orders, or other requirements having the force of law and applicable to such Person, and all court orders and injunctions, and/or similar rulings and applicable to such Person, in each case of or by any Governmental Authority, or court, or tribunal which has jurisdiction over such Person, or any property of such Person.

“Applicable Margin” means, for any Term Loan or Revolving Loan of any Type, the applicable rate per annum set forth below:

Facility	ABR	LIBOR
Revolving Loan	2.00%	3.00%
Term Loan	6.00%	7.00%

“Applicable Percentage” means, in each case as the context provides, (a) with respect to each Credit Extension under the Revolving Commitments, the Revolving Applicable Percentage, (b) with respect to the Term Commitments or the Term Loans, the Term Applicable Percentage and (c) with respect to all Obligations (excluding Other Liabilities), for each Lender, that percentage which the sum of its Revolving Commitments and its Term Outstandings represents of the Aggregate Facility. If the Revolving Commitments have terminated or expired, the Applicable Percentage with respect to Revolving Commitments shall be determined based upon the outstanding Revolving Loans of each such Lender at the time of termination or expiration.

“Appraised Value” means (a) with respect to the Loan Parties’ Eligible Inventory, the net appraised orderly liquidation value (which is expressed as a percentage of cost) identified in the most recent appraisal in form and substance satisfactory to the Administrative Agent conducted by an independent appraiser reasonably satisfactory to the Administration Agent of the Loan Parties’ Eligible Inventory as set forth in the Loan Parties’ inventory stock ledger, (b) with respect to the Loan Parties’ Scripts, the net appraised orderly liquidation value of the Loan Parties’ Scripts as set forth in the most recent appraisal of the Loan Parties’ Scripts in form and substance satisfactory to the Administrative Agent conducted by an independent appraiser reasonably satisfactory to the Administrative Agent or (c) with respect to the Loan Parties’ Eligible Real Estate, the fair market value of the Loan Parties’ Eligible Real Estate as set forth in the most recent appraisal of the Loan Parties’ Eligible Real Estate in form and substance satisfactory to the Administrative Agent conducted by an independent appraiser reasonably satisfactory to the Administrative Agent, which appraisal shall assume, among other things, a marketing time of not greater than twelve (12) months or less than three (3) months, or (d) with respect to the Loan Parties’ Eligible Leaseholds, the fair market value of the Loan Parties’ Eligible Leaseholds as set forth in the most recent appraisal of the Loan Parties’ Eligible Leaseholds in form and substance satisfactory to the Administrative Agent conducted by an independent appraiser reasonably satisfactory to the Administrative Agent, which appraisal shall assume, among other things, a marketing time of not greater than twelve (12) months or less than three (3) months; provided that if there is a Mortgage on any Eligible

Real Estate or Eligible Leasehold, the related Appraised Value shall in no event exceed the maximum amount of the obligations at any time specified to be secured by such Mortgage thereon. It is understood and agreed that for purposes of the period from and including the Effective Date to but excluding the Revolving Loan Effective Date, the appraisals of various assets (including, without limitation, Eligible Real Estate and Eligible Leaseholds) prepared in connection with the Prepetition Credit Facilities and delivered to the Administrative Agent on or prior to the Effective Date shall be deemed to be satisfactory, in form and substance, to the Administrative Agent.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Swap” means any transaction or series of related transactions pursuant to which the Borrowers or one or more of their Subsidiaries shall exchange, with a Person not a Subsidiary, one or more Stores or facilities owned by them for one or more stores or facilities owned by third parties where no more than 10% of the aggregate consideration delivered by the Borrowers and the Subsidiaries shall consist of consideration other than the Stores and facilities being so exchanged.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Automatic Rejection Date” means the final day of the 120-day period (or, if extended by the Bankruptcy Court, 210-day period) provided for in Section 365(d)(4) of the Bankruptcy Code for the Loan Parties to assume Leases in the Cases.

“Availability Reserves” means such reserves as the Administrative Agent from time to time determines in its Permitted Discretion as being appropriate (a) to reflect the impediments to the Administrative Agent’s ability to realize upon the Collateral or (b) to reflect costs, expenses and other amounts that the Administrative Agent may incur or be required to pay to realize upon the Collateral. Availability Reserves may include (but are not limited to) reserves based on (i) the aggregate dollar amount represented by gift certificates then outstanding and entitling the holder thereof to use all or a portion thereof to pay all or a portion of the purchase price for any Inventory as of such day, (ii) the Reserve for Leasehold Obligations, (iii) the maximum aggregate amount (giving effect to any netting agreements) that the Company and its Subsidiaries would be required to pay under any Hedging Agreements secured by the Security Documents the obligations under which constitute Obligations if such Hedging Agreements were terminated, determined as of the most recent date for which financial statements have been delivered pursuant to Section 5.01(a), (b) or (c), (iv) outstanding Taxes and other governmental charges, including, ad valorem, real estate, personal property, sales, and other Taxes (in each case to the extent such Taxes or other governmental charges are due and payable (except if being contested in good faith in appropriate proceedings and for which adequate reserves have been taken) and entitle any Person to a Lien on any Collateral that is pari passu with, has priority over, or is otherwise superior in right to, the Lien in favor of the Collateral Agent for the benefit of the Secured Parties), (v) Cash Management Reserves, (vi) Bank Product Reserves, (vii) Realty Reserves, (viii) Carve Out Reserves and (ix) PACA/PASA Liability Reserves. Provided no Default or Event of Default has occurred and is continuing, the Administrative Agent shall give the Borrowers three (3) Business Days prior notice of the imposition of any Availability Reserve not described in clauses (i) through (ix) above.

“Avoidance Actions” means the Loan Parties’ claims and causes of action under Sections 502(d), 544, 545, 547, 548, 549, 550 and 553 of the Bankruptcy Code and any other avoidance actions under the Bankruptcy Code and the proceeds thereof and property received thereby whether by judgment, settlement or otherwise.

“Bank Products” means any services or facilities provided to any Loan Party by any Person which is at the Effective Date, or was at the time the transaction was entered into, a Lender or an Affiliate of a Lender (but excluding Cash Management Services) on account of, without limitation, (a) Hedging Agreements, (b) purchase cards and (c) leasing.

“Bank Product Reserves” means such reserves as the Administrative Agent from time to time determines in its Permitted Discretion as being appropriate to reflect the liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding.

“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101 et seq.

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York or any other court having jurisdiction over the Cases from time to time.

“Blocked Account Agreement” means with respect to an account established by a Loan Party, an agreement, in form and substance reasonably satisfactory to the Administrative Agent, establishing Control (as defined in the Security Agreement) of such account by the Collateral Agent and whereby the bank maintaining such account agrees to comply only with the instructions originated by the Collateral Agent without the further consent of any Loan Party.

“Blocked Accounts” has the meaning set forth in Section 5.14(f).

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower Materials” has the meaning set forth in Section 5.01.

“Borrowers” means the Company and each of the Company’s Subsidiaries set forth on Schedule 1.01(A).

“Borrowers’ Cases” means one or more cases under Chapter 11 of the Bankruptcy Code with respect to which the Borrowers are the debtors and the debtors-in-possession.

“Borrowing” means a group of Revolving Loans or of Term Loans of the same Type, made, converted or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

“Borrowing Base Certificate” means (x) a Revolving Borrowing Base Certificate or (y) a Collateral Amount Certificate, as applicable.

“Borrowing Request” means a request by a Borrower for a Borrowing in accordance with Section 2.04.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed; provided that, when used in connection with a LIBOR Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease Obligations” means, with respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Carve Out” means (x) all fees required to be paid to the Clerk of the Bankruptcy Court and to the-U.S. Trustee under section 1930(a) of title 28 of the United States Code and section 3717 of title 31 of the United States Code, (y) all reasonable fees and expenses incurred by a trustee under section 726(b) of the Bankruptcy Code not to exceed $100,000 and (z) at any time after the first Business Day after the occurrence and during the continuance of an Event of Default and delivery of notice thereof to (A) the U.S. Trustee, (B) Kirkland &

Ellis LLP, 601 Lexington Avenue, New York, New York 10022, (Attention: Leonard Klingbaum, Esq.) and (C) counsel for the Creditors’ Committee (the “Carve Out Notice”), to the extent allowed at any time, whether before or after delivery of the Carve Out Notice, whether by interim order, procedural order or otherwise, the payment of accrued and unpaid professional fees, costs and expenses incurred by Persons or firms retained by the Loan Parties and the Creditors’ Committee (but excluding fees and expenses of third party professionals employed by such members of the Creditors’ Committee) and allowed by the Bankruptcy Court (collectively, the “Professional Fees”), in an aggregate amount not exceeding the Carve Out Cap, which amount may be used subject to the terms of the Orders (plus all unpaid Professional Fees allowed by the Bankruptcy Court at any time that were incurred on or prior to the day immediately following the Business Day after delivery of the Carve Out Notice).

“Carve Out Account” has the meaning set forth in Section 5.18.

“Carve Out Cap” means $15,000,000.

“Carve Out Notice” has the meaning set forth in the definition of Carve Out.

“Carve Out Reserves” means, at any time, such reserves as the Administrative Agent, from time to time, determines in its Permitted Discretion as being appropriate to reflect (i) the remaining available amount of the Carve Out Cap at such time, if any and (ii) the accrued but unpaid fees, costs and expenses of professionals retained by the Loan Parties and the Creditors’ Committee at such time, in each case as set forth in the most recently delivered Revolving Borrowing Base Certificate.

“Cases” means collectively, each and all of (x) the Borrowers’ Cases and (y) the Guarantors’ Cases.

“Cash and Cash Equivalents” means:

(a)           Dollars;

(b)           securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality of the United States of America (provided that the full faith and credit of the United States of America is pledged in support of those securities) having maturities of not more than one year from the date of acquisition;

(c)           obligations issued or fully guaranteed by any state of the United States of America or any political subdivision of any such state or province or any instrumentality thereof maturing within one year from the date of acquisition and having a rating of either “A” or better from S&P, A2 or better from Moody’s;

(d)           certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, banker’s acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any Lender or with any United States commercial bank having capital and surplus in excess of $500,000,000;

(e)           repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (b), (c), and (d) above entered into with any financial institution meeting the qualifications specified in clause (d) above;

(f)            commercial paper rated at least “P-2” by Moody’s, at least “A-2” by S&P and in each case maturing within one year after the date of acquisition; and

(g)           money market funds that are SEC.270.2a-7 compliant or enhanced cash funds having a weighted average maturity of not greater than 120 days.

“Cash Collateralize” has the meaning set forth in Section 2.05(j).

“Cash Dominion Implementation Date” has the meaning set forth in Section 5.14(f).

“Cash Management Reserves” means such reserves as the Administrative Agent, from time to time, determines in its Permitted Discretion as being appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding.

“Cash Management Services” means any one or more of the following types or services or facilities provided to any Loan Party by any Lender or any of its Affiliates (a) ACH transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities and (d) credit or debit cards.

“Cash Receipts” has the meaning set forth in Section 5.14(f).

“Change in Control” means, at any time, (a) the board of directors of the Company shall cease to consist of a majority of the Continuing Directors or (b) any person or group (within the meaning of Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended) other than a Permitted Holder shall acquire a majority of the voting power represented by the Company’s outstanding capital stock entitled to vote in the election of directors of the Company.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement. Notwithstanding the foregoing, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder, shall be deemed to have been introduced or adopted after the Effective Date, regardless of the date enacted or adopted.

“Charges” has the meaning set forth in Section 9.13.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Coinstar Installation Agreements” means that certain Coinstar Installation Agreement, dated April 29, 2002 (as amended or otherwise modified from time to time and as in effect prior to the Effective Date, and as the same may further be amended, supplemented and otherwise modified from time to time with the prior written consent of the Administrative Agent), between the Company and Coinstar, Inc., together with each other installation agreement between the Company (or any of its Subsidiaries) and Coinstar, Inc. in form and substance satisfactory to the Administrative Agent.

“Coinstar Notification” has the meaning set forth in Section 5.14(d).

“Coinstar Receivable” means each Account together with all income, payments and proceeds thereof due and owing to the Company (or any of its Subsidiaries) by Coinstar, Inc., pursuant to any contract between the Company (or any of its Subsidiaries) and Coinstar, Inc., including but not limited to the Coinstar Installation Agreements.

“Collateral” has the meaning set forth in Section 2.20.

“Collateral Agent” means JPMorgan Chase Bank in its capacity as collateral agent for the Secured Parties under the Security Documents, together with its successors in such capacity.

“Collateral Amount” means, on any date (subject to adjustment as provided in Section 1.05), the aggregate value of the assets of the Loan Parties, in an amount (calculated based on the most recent Collateral Amount Certificate delivered to the Administrative Agent in accordance with Section 5.01(f), absent any error in such Collateral Amount Certificate) that is equal to:

(a)           the Appraised Value of Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time (net of Inventory Reserves); plus

(b)           the face amount of all Eligible Credit Card Accounts Receivables; plus

(c)           the Appraised Value of Scripts; plus

(d)           the face amount of Eligible Coinstar Receivables; plus

(e)           the face amount of all Eligible Third Party Insurance Provider Accounts Receivables; plus

(f)            the Appraised Value of all Eligible Real Estate; plus

(g)           the Appraised Value of all Eligible Leaseholds; minus

(h)           the then amount of all Availability Reserves in effect (without duplication of any Inventory Reserves included in the calculation set forth in clause (a) above).

The Collateral Amount shall be computed for each one-week or two-week period, as the case may be, as required by Section 5.01(f), and established based upon the most recent Collateral Amount Certificate delivered to the Administrative Agent and shall remain in effect until the delivery to the Administrative Agent of a subsequent Collateral Amount Certificate.

“Collateral Amount Certificate” means a certificate substantially in the form of Exhibit B-2 hereto (with such changes therein as may be required by the Administrative Agent to reflect the components of and reserves against the Collateral Amount as provided for and subject to the terms hereunder from time to time), executed and certified as accurate and complete by a Financial Officer of the Company which shall include appropriate exhibits, schedules, supporting documentation, and additional reports (i) as outlined in Exhibit B-2 and (ii) as reasonably requested by the Administrative Agent.

“Collateral Amount Shortfall” has the meaning specified in Section 2.10(e).

“Collateral Document” has the meaning specified in Section 5.13(c).

“Commitment” means a Revolving Commitment or a Term Commitment, as the case may be.

“Company” means The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation, a debtor and a debtor-in-possession in the Borrowers’ Cases.

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Company and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense, (iv) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by Company and its Subsidiaries for such Measurement Period), (v) fees, costs, charges, commissions and expenses incurred during such period in connection with the Loan Documents, the Cases, the Reorganization Plan and the transactions contemplated by the foregoing, solely to the extent consistent with the line item “EBITDA Post-Initiatives” in the A&P DIP Budget and (vi) non-recurring charges incurred during such period in connection with cost reduction initiatives of the Loan Parties (including, without limitation, store closure and divestiture costs, warehouse and trucking transition costs and severance and buyout payments) in an aggregate amount not to exceed $5,000,000 during the term of this Agreement, minus (b) the following to the extent increasing such Consolidated Net Income: (i) federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income other than non-cash items which will represent a cash item in a future period (in each case of or by the Borrowers and their Subsidiaries for such Measurement Period), all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts, but excluding any non-cash or deferred interest financing costs, and (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by Company and its Subsidiaries for the most recently completed Measurement Period, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, as of any date of determination, the net income of Company and its Subsidiaries for the most recently completed Measurement Period, all as determined on a consolidated basis in accordance with GAAP; provided, however, that there shall be excluded (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the income (or loss) of any non-wholly owned Subsidiary of the Company during such Measurement Period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to the

Company or any of its wholly owned Subsidiaries during such period, (c) the income (or loss) of any Person during such Measurement Period and accrued prior to the date it becomes a wholly owned Subsidiary of the Company or any of the Company’s wholly owned Subsidiaries or is merged into or consolidated with the Company or any of its wholly owned Subsidiaries or that Person’s assets are acquired by the Company or any of its wholly owned Subsidiaries, and (d) the income of any direct or indirect Subsidiary of the Company (other than a Loan Party) to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its organization documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except that Company’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income.

“Continuing Directors” means directors of the Company who are in office on the Effective Date and each other director, whose nomination for election to the board of directors of the Company is recommended by a majority of the then Continuing Directors or a Permitted Holder.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Convertible Prepetition Notes” means collectively, the 2011 Prepetition Notes and the 2012 Prepetition Notes. The Convertible Prepetition Notes shall be deemed Indebtedness under this Agreement (and not Equity Interests) unless and until such securities are converted into or exchanged for shares of capital stock of the Company.

“Credit Card Notification” has the meaning set forth in Section 5.14(d).

“Credit Card Receivables” means each Account together with all income, payments and proceeds thereof, owed by a major credit or debit card issuer (including, but not limited to, Visa, Mastercard and American Express and such other issuers approved by the Administrative Agent) to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such issuer in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business.

“Credit Extension” means (a) a Borrowing or (b) an L/C Credit Extension.

“Credit Party” or “Credit Parties” means (a) individually, (i) each Lender and its Affiliates, (ii) the Administrative Agent, (iii) the Issuing Bank, (iv) the Lead Arranger, (v) each beneficiary of each indemnification obligation undertaken by any Loan Party under any Loan Document, (vi) any other Person to whom Obligations under this Agreement and other Loan Documents are owing, and (vii) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing.

“Creditors’ Committee” means any statutory committee of unsecured creditors appointed in the Cases.

“Currency and Commodity Hedging Agreement” means any foreign currency exchange agreement, commodity price protection agreement or other currency exchange rate or commodity price hedging arrangement.

“DDAs” means any checking, savings or other demand deposit account maintained by a Loan Party.

“DDA Notification” has the meaning set forth in Section 5.14(e).

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Delinquent Lender” has the meaning set forth in Section 8.14(a).

“Deteriorating Lender” means any Delinquent Lender or any Lender with a Revolving Commitment as to which (a) the Issuing Bank has (i) a good faith belief that such Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities and (ii) notified such Lender in writing of such belief or (b) such Lender or a Person that Controls such Lender has been deemed insolvent or become the subject of a bankruptcy, insolvency or similar proceeding; provided that a Lender shall not be a Deteriorating Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Disbursement Accounts” has the meaning set forth in Section 5.14(i).

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale, transfer, license or other disposition of (whether in one transaction or in a series of transactions) of any property (including, without limitation, any Equity Interests) by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Institution” means any company engaged principally in the business of supermarkets or other retail food or grocery stores.

“Distribution Center Shrink Percentage” shall be applicable to Inventory located at the Distribution Centers and shall mean, at the end of each fiscal quarter, average shrink expressed in terms of cost value resulting from the physical inventories performed at each Distribution Center during the two (2) fiscal quarters ending on such date, expressed as a percentage of the cost value of Inventory.

“Distribution Center Shrink Reserve” shall be equal to the product of (a) the excess of the Distribution Center Shrink Percentage over 1%, multiplied by (b) Inventory at the Distribution Centers as of the date of the most recent Borrowing Base Certificate.

“Distribution Centers” means (i) the warehouse facilities operated by the Loan Parties on the Effective Date as set forth in Schedule B and (ii) any warehouse facility located in the United States and operated by Loan Parties that is designated as a Distribution Center by (a) giving 30 days prior written notice to the Administrative Agent and (b) effecting the execution, filing and recordation of such financing statements, the delivery of such Priority of Claims Waivers as required hereby and taking any and all such further actions as may be reasonably requested by the Administrative Agent.

“Dollars” and the symbol “$” mean the lawful currency of the United States.

“Effective Date” means December 14, 2010, which is the date on which each of the conditions set forth in Section 4.01 was satisfied (or waived in accordance with Section 9.02).

“Eligible Assignee” means (a) a Lender or any Affiliate of a Lender; (b) an Approved Fund; and (c) any other Person approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (i) a natural person, (ii) a Disqualified Institution or (iii) a Loan Party or any of the Loan Parties’ Affiliates or Subsidiaries.

“Eligible Coinstar Receivables” means, at the time of any determination thereof, each Coinstar Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Coinstar Receivable (i) has been earned and represents the bona fide amounts due to the Company or another Loan Party from Coinstar, Inc. and in each case originated in the ordinary course of business of the Company or another Loan Party and (ii) is not ineligible for inclusion in the calculation of the Revolving Borrowing Base or the Collateral Amount pursuant to any of clauses (a) through (i) below. Without limiting the foregoing, to qualify as Eligible Coinstar Receivable, an Account shall indicate no Person other than the Company or another Loan Party as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that the Company or another Loan Party, as applicable, may be obligated to rebate to a customer) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Company or another Loan Party to reduce the amount of such Coinstar Receivable. Any Coinstar Receivables meeting the foregoing criteria shall be deemed Eligible Coinstar Receivables but only as long as such Coinstar Receivable is not included in any material respect within any of the following categories, in which case such Coinstar Receivable shall not constitute an Eligible Coinstar Receivable:

(a)           such Coinstar Receivable is not owned by the Company or another Loan Party and the Company or another Loan Party does not have good or marketable title to such receivable free and clear of any Lien of any Person (other than (i) any Lien in favor of the Collateral Agent and (ii) any Permitted Encumbrance);

(b)           such Coinstar Receivable does not constitute an Account or such receivables have been outstanding for more than ten (10) Business Days;

(c)           Coinstar, Inc. is the subject of any bankruptcy or insolvency proceedings;

(d)           such Coinstar Receivable is not a valid, legally enforceable obligation of Coinstar, Inc.;

(e)           such Coinstar Receivable is not subject to a properly perfected first priority security interest in favor of the Collateral Agent, or is not in form and substance reasonably satisfactory to the Administrative Agent, or is subject to any Lien whatsoever (other than (i) any Lien in favor of the Collateral Agent and (ii) any Permitted Encumbrance);

(f)            such Coinstar Receivable otherwise does not conform to the representations, warranties, covenants and agreements in the Loan Documents relating to receivables;

(g)           Coinstar, Inc. has not received the Coinstar Notification in accordance with the provisions of Section 5.14(d);

(h)           such Coinstar Receivable does not meet such other usual and customary eligibility criteria for receivables as the Administrative Agent may determine from time to time in its Permitted Discretion; or

(i)            such Coinstar Receivable is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Collateral Agent, and to the extent necessary or appropriate, endorsed to the Collateral Agent.

“Eligible Credit Card Accounts Receivable” means at the time of any determination thereof, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Credit Card Receivable (i) has been earned and represents the bona fide amounts due to the Company or another Loan Party from a credit card payment processor and/or credit card issuer, and in each case originated in the ordinary course of business of the Company and the related Loan Party and (ii) is not ineligible for inclusion in the calculation of the Revolving Borrowing Base or the Collateral Amount pursuant to any of clauses (a) through (j) below. Without limiting the foregoing, to qualify as an Eligible Credit Card Accounts Receivable, an Account shall indicate no Person other than the Company or the related Loan Party as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that the Company or the related Loan Party, as applicable, may be obligated to rebate to a customer, a credit card payment processor, or credit card issuer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Company or the related Loan Party to reduce the amount of such Credit Card Receivable. Any Credit Card Receivables meeting the foregoing criteria shall be deemed Eligible Credit Card Receivables but only as long as such Credit Card Receivable is not included in any material respect within any of the following categories, in which case such Credit Card Receivable shall not constitute an Eligible Credit Card Receivable:

(a)           such Credit Card Receivable is not owned by a Loan Party and such Loan Party does not have marketable title to such Credit Card Receivable free and clear of any Lien of any Person (other than (i) any Lien in favor of the Collateral Agent and (ii) any Permitted Encumbrance);

(b)           such Credit Card Receivable does not constitute an Account or such Credit Card Receivable has been outstanding for more than seven (7) Business Days;

(c)           the issuer or payment processor of the applicable credit card with respect to such Credit Card Receivable is the subject of any bankruptcy or insolvency proceedings;

(d)           such Credit Card Receivable is not a valid, legally enforceable obligation of the applicable issuer with respect thereto;

(e)           such Credit Card Receivable is not subject to a properly perfected first priority security interest in favor of the Collateral Agent, or is not in form and substance reasonably satisfactory to the Administrative Agent, or is subject to any Lien whatsoever other than (i) Permitted Encumbrances contemplated by the credit card processor agreements and for which appropriate reserves (as determined by the Administrative Agent) have not been established or maintained by the Borrowers, (ii) any Lien in favor of the Collateral Agent and (iii) the Specified Permitted Liens;

(f)            the Credit Card Receivable does not conform to the representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables;

(g)           such Credit Card Receivable is owed by a Person that has not received a Credit Card Notification in accordance with the provisions of Section 5.14(d);

(h)           such Credit Card Receivable is subject to risk of set-off, non-collection or not being processed due to unpaid and/or accrued credit card processor fee balances that are overdue, limited to the lesser of the balance of Credit Card Receivable or unpaid overdue amount of the credit card processor fees;

(i)            such Credit Card Receivable is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Collateral Agent, and to the extent necessary or appropriate, endorsed to the Collateral Agent; or

(j)            such Credit Card Receivable does not meet such other usual and customary eligibility criteria for Credit Card Receivables as the Administrative Agent may determine from time to time in its Permitted Discretion.

“Eligible Inventory” means, at the time of any determination thereof the Inventory of the Company or a Loan Party at the time of such determination that is not ineligible for inclusion in the Revolving Borrowing Base or the Collateral Amount pursuant to any of the clauses (a) through (o) below. Without limiting the foregoing, to qualify as Eligible Inventory no Person other than the Company or a Loan Party shall have any direct or indirect ownership, interest or title to such Inventory and no Person other than the Company or a Loan Party, shall be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein. Any Inventory meeting the foregoing criteria shall be deemed Eligible Inventory but only as long as such Inventory is not included in any material respect within any of the following categories, in which case such Inventory shall not constitute an Eligible Inventory:

(a)           it is located at a reclamation center of any Distribution Center or is otherwise held at any Distribution Center for return to vendor;

(b)           it is supplies, packaging, selling or display materials;

(c)           it is Perishable Inventory or fuel (provided that fuel in an aggregate amount not to exceed $1,000,000 may be deemed eligible inventory for purposes of calculating the Revolving Borrowing Base and the Collateral Amount);

(d)           it is not owned solely by the Company or any other Loan Party;

(e)           it is on consignment to the Company or any other Loan Party;

(f)            it (i) is not located at property that is owned or leased by the Company or any other Loan Party (including, without limitation, as a result of a Loan Party’s rejection or other termination of such Lease prior to such time), (ii) is located at property for which the Lease thereon is intended to be rejected or otherwise terminated by the applicable Loan Party (whether by affirmative notice, as a result of the expiration of the assumption period provided for in Section 365(d)(4) of the Bankruptcy Code or otherwise) on a date that is less than 30 days from such time or (iii) is in transit from vendors to such a property; provided that (I) Inventory in third party storage facilities located in jurisdictions other than Priming Jurisdictions shall, if not otherwise excluded, be included as Eligible Inventory, minus any claims or Liens, other than Permitted Encumbrances, that vendors, landlords, public warehouse operators or any third party bailee may have against such property, from time to time, and (II) Inventory located in Priming Jurisdictions shall not be included in Eligible Inventory pursuant to this paragraph (f) unless either (A) the applicable vendor, landlord, public warehouse or any third party bailee has provided to the related Loan Party a Priority of Claims Waiver in form and substance reasonably satisfactory to the Administrative Agent, or (B)(i) the Borrowers have deposited with the Collateral Agent collateral consisting of Cash and Cash Equivalents an amount equal to the Reserve for Leasehold Obligations (as applicable) with respect to such property or (ii) the Administrative Agent has established in its Permitted Discretion an appropriate Reserve for Leasehold Obligations, or (C) Borrowers’ obligations to such vendor, landlord, public warehouse or third party bailee are supported by a standby letter of credit issued by a Lender pursuant to this Agreement in an amount at least equal to the Reserve for Leasehold Obligations;

(g)           it is not located in the United States of America;

(h)           it is not subject to a perfected first priority Lien in favor of the Collateral Agent securing the Obligations, regardless of its location, or is subject to any Lien whatsoever, other than (i) any Lien in favor of the Collateral Agent and (ii) any Permitted Encumbrance;

(i)            it (i) is damaged, defective, “seconds,” or otherwise unmerchantable, (ii) is to be returned to the vendor, (iii) is not in good condition, (iv) does not meet all standards imposed by any Governmental Authority having regulatory authority over it, or (v) is not currently saleable in the normal course of business of the Company and the Subsidiaries;

(j)            it is inventory located at any Distribution Center on such date that represents over 13 weeks old inventory based on date of receipt determined at an individual product level (provided that such inventory shall be eligible for purposes of calculating the Revolving Borrowing Base and the Collateral Amount to the extent of fifty percent (50%) of the book value thereof);

(k)           it is Inventory that is accounted for in both the Company’s Distribution Center and Store Inventory;

(l)            it includes any profits or transfer price additions charged or accrued in connection with transfers of Inventory between the Company and its Subsidiaries or Affiliates;

(m)          it is accounted for in the Store Shrink Reserve;

(n)           it is accounted for in the Distribution Center Shrink Reserve; or

(o)           it is accounted for in the Company’s reserve which adjusts Inventory valued under the Company’s historical retail method of accounting to actual cost value (product mix) or adjusts Inventory for unallocated earned allowances (net costing).

“Eligible Leaseholds” means any Real Estate meeting in all material respects the following criteria:

(a)           A Loan Party is the lessee under a written Lease for such Real Estate, the terms and conditions of which are reasonably satisfactory to the Administrative Agent (it being understood and agreed that the terms and conditions of Leases in effect on the Effective Date are deemed to be reasonably satisfactory to the Administrative Agent);

(b)           Without limiting the provisions of clause (a), above, the Lease may be mortgaged and collaterally assigned to the Collateral Agent without the prior consent of the lessor (or if consent is required, such consent has been obtained on terms and conditions reasonably satisfactory to the Administrative Agent);

(c)           Unless waived by the Administrative Agent, the Lease contains customary estoppels, cure rights, and other provisions protecting a leasehold mortgagee’s interests in the Lease as the Administrative Agent may determine in its Permitted Discretion or if not contained therein, such provisions have been included in a landlord agreement in form and substance reasonably satisfactory to the Administrative Agent;

(d)           There shall be no default by the Loan Parties in the terms of the Lease that permits, or solely with the passage of time, giving of notice or both, would permit the lessor to terminate the Lease;

(e)           The Collateral Agent shall have received evidence that all actions that the Collateral Agent may reasonably deem necessary or appropriate in order to create valid first and subsisting Liens in favor of the Collateral Agent (other than any Permitted Encumbrance) on the leasehold interest have been taken;

(f)            The Administrative Agent shall have received an appraisal of such leasehold interest complying with the requirements of FIRREA by a third party appraiser reasonably acceptable to the Administrative Agent and otherwise in form and substance reasonably satisfactory to the Administrative Agent; such appraisal being based on the fair market value of the Borrowers’ Eligible Leaseholds and which appraisal shall assume, among other things, a marketing time of not greater than twelve (12) months or less than three (3) months; provided that if there is a Mortgage on an Eligible Leasehold, the related appraised value shall in no event exceed the maximum amount of the obligations at any time specified to be secured by such Mortgage; and

(g)           (x) Prior to the Mortgage Delivery Date, clause (b) of and, to the extent required by Applicable Law, clause (h) of the Real Estate Eligibility Requirements have been satisfied and (y) from and after the Mortgage Delivery Date, the Real Estate Eligibility Requirements have been satisfied, in each case in accordance with the terms thereof; provided that notwithstanding anything to the contrary herein, if (i) notice of the Loans Parties’ intention to reject or otherwise terminate any Lease is given in any of the Cases to the Administrative Agent or to the Bankruptcy Court, (ii) an order is entered by any court referred to in Section 9.09(b) rejecting any Lease or (iii) any Lease is deemed rejected as a result of the expiration of the assumption period provided for under Section 365(d)(4) of the Bankruptcy Code or other Applicable Law, such Lease shall no longer be considered an Eligible Leasehold.

“Eligible Real Estate” means any Real Estate meeting in all material respects the following criteria:

(a)           A Loan Party owns such Real Estate in fee simple absolute;

(b)           The Administrative Agent shall have received evidence that all actions that the Administrative Agent may reasonably deem necessary or appropriate in order to create valid first and subsisting Liens in favor of the Collateral Agent (other than any Permitted Encumbrance) on the property described in the Mortgages has been taken;

(c)           The Administrative Agent shall have received an appraisal (based upon Appraised Value) of such Real Estate complying with the requirements of FIRREA by a third party appraiser reasonably acceptable to the Administrative

Agent and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and

(d)           (x) Prior to the Mortgage Delivery Date, clause (b) and, to the extent required by Applicable Law, clause (h) of the Real Estate Eligibility Requirements have been satisfied and (y) from and after the Mortgage Delivery Date, the Real Estate Eligibility Requirements have been satisfied.

“Eligible Third Party Insurance Provider Accounts Receivable” means, at the time of any determination thereof, each third party insurance provider Account together with all income, payments and proceeds thereof, that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Account (i) has been earned and submitted for reimbursement to, and represents the bona fide amounts due to the Company or other Loan Party from, a third party insurance provider, in each case originated in the ordinary course of business of the Company or the related Loan Party and (ii) is not ineligible for inclusion in the calculation of the Revolver Borrowing Base and the Collateral Amount pursuant to any of clauses (a) through (p) below. Without limiting the foregoing, to qualify as an Eligible Third Party Insurance Provider Accounts Receivable, a third party insurance provider account receivable shall indicate no Person other than the Company or the related Loan Party as payee or remittance party. In determining the amount to be so included, the face amount of such an account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that the Company or the related Loan Party, as applicable, may be obligated to rebate to a third party insurance provider pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Company or the related Loan Party to reduce the amount of such Account. All third party insurance provider accounts receivable meeting the foregoing criteria shall be deemed Eligible Third Party Insurance Provider Accounts Receivable but only as long as such third party insurance provider account receivable is not included in any material respect within any of the following categories, in which case such third party insurance provider account receivable shall not constitute an Eligible Third Party Insurance Provider Accounts Receivable:

(a)           an invoice (in form and substance satisfactory to the Administrative Agent) with respect to such third party insurance provider accounts receivable has not been sent to the applicable account debtor;

(b)           such third party insurance provider accounts receivable does not constitute an Account;

(c)           such third party insurance provider accounts receivable are not due and payable in full, or are subject to any bill and hold arrangement, or more than

90 days have elapsed since the date of the sale of goods giving rise to such third party insurance provider accounts receivable;

(d)           the aggregate amount of accounts due from third party insurance providers exceeds $15,000,000 for which more than 60 days but not more than 90 days have elapsed since the date of the sale of goods or rendering of services giving rise to such third party insurance provider accounts receivable;

(e)           such third party insurance provider accounts receivable did not arise from the provision of goods authorized by a physician’s prescription, and such goods have been performed or provided;

(f)            such third party insurance provider accounts receivable arose from the provision of durable medical equipment;

(g)           such third party insurance provider accounts receivable are not owned by a Loan Party and such Loan Party does not have good or marketable title to such third party insurance provider accounts receivable;

(h)           such third party insurance provider accounts receivable are subject to any assignment, claim, lien, or security interest, except for (i) Liens in favor of the Collateral Agent and the Lenders and (ii) any Permitted Encumbrances;

(i)            such third party insurance provider accounts receivable are not subject to a properly perfected first priority security interest in favor of the Collateral Agent, or are not in form and substance reasonably satisfactory to the Administrative Agent, or are subject to any Lien whatsoever other than (i) Permitted Encumbrances and for which appropriate reserves (as determined by the Administrative Agent) have not been established or maintained by the Borrowers, (ii) any Lien in favor of the Collateral Agent and (iii) the Specified Permitted Liens;

(j)            such third party insurance provider accounts receivable are not valid and legally enforceable obligations of the account debtor, are with recourse, or are subject to any claim for credit, defense, offset, chargeback, counterclaim or adjustment by the account debtor (other than any discount allowed for prompt payment and reconciliations in the ordinary course of business), and the assignment or pledging thereof violates any agreement to which the account debtor is subject;

(k)           such third party insurance provider accounts receivable did not arise in the ordinary course of business of the Company and its Subsidiaries, or a notice of the bankruptcy, insolvency, failure, or suspension or termination of business of the account debtor has been received by the Company or the related Loan Party, or the payor thereunder shall have provided written notice to anyone of a challenge or dispute of its obligations thereunder;

(l)            such third party insurance provider accounts receivable do not conform to the representations, warranties or other provisions of the Loan Documents relating to such third party insurance provider accounts receivable;

(m)          such third party insurance provider accounts receivable are obligations payable under Medicare, Medicaid or any other governmental program or the related account debtor is any unit of government;

(n)           such third party insurance provider accounts receivable is owed by a Person that has not received an Insurance Provider Notification in accordance with the provisions of Section 5.14(d);

(o)           such third party insurance provider accounts receivable do not meet other usual and customary eligibility criteria for third party insurance provider accounts receivable, including the payors thereunder, as determined by the Administrative Agent in its Permitted Discretion; or

(p)           such third party insurance provider accounts receivable is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Collateral Agent, and to the extent necessary or appropriate, endorsed to the Collateral Agent.

“Environmental Compliance Reserve” means, with respect to Eligible Real Estate and Eligible Leaseholds, any reserve which the Administrative Agent, from time to time in its Permitted Discretion establishes for estimable amounts that are reasonably likely to be expended by any of the Loan Parties in order for such Loan Party and its operations and property (a) to comply with any written notice from a Governmental Authority asserting non-compliance of such Loan Party with Environmental Laws, or (b) to correct any such non-compliance with Environmental Laws or to provide for any Environmental Liability.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the pollution or protection of the environment or the preservation or reclamation of natural resources, including those relating to the management, release or threatened release of any Hazardous Material, or to employee health and safety matters.

“Environmental Liability” means any liability, obligation, damage, loss, claim, action, suit, judgment, order, fine, penalty, fee, expense or cost, contingent or otherwise (including any liability for costs of environmental remediation, or natural resource damages, administrative oversight costs, and indemnities), of the Company or any Subsidiary arising under any Environmental Law resulting from or based upon (a) compliance or noncompliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal or presence of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d)

the release or threatened release of any Hazardous Materials into the environment or (e) any contract or agreement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, as to any Person, all of the authorized shares of capital stock of (or other ownership or profit interests in) such Person, including all classes of common and preferred capital stock, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, membership or trust interests therein), rights to receive distributions of cash and other property, and to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether voting or nonvoting, whether or not such interests include rights entitling the holder thereof to exercise control over such Person, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that notwithstanding the foregoing, no Indebtedness shall constitute Equity Interests.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to timely make a contribution with respect to any Plan that would result in an encumbrance under Section 303 of ERISA; (c) the filing pursuant to Section 412(d) of the Code of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Event of Default” has the meaning set forth in Section 7.01.

“Excess Availability” means, as of any date of determination thereof by the Administrative Agent, if a positive number, the lesser of:

(a) (i)       the lesser of (A) the Revolving Borrowing Base and (B) the Aggregate Revolving Commitments;

minus

(ii)           the aggregate Revolving Exposure; and

(b) (i)      the Collateral Amount;

minus

(ii)           the sum of (A) the aggregate Revolving Exposure and (B) the outstanding Term Loans.

In calculating Excess Availability at any time and for any purpose under this Agreement, the Company shall certify to the Administrative Agent that all accounts payable and Taxes are being paid on a timely basis and consistent with past practices (absent which the Administrative Agent may establish a reserve therefor).

“Excluded Accounts” means any and all of the (i) payroll, trust and tax accounts, (ii) accounts used for managing employees’ medical and dependent care flexible spending accounts (and solely for the periods required to be deposited in such accounts, the amounts on deposit therein), (iii) accounts used for disbursement to (or debit against by) state redemption authorities for refundable bottle deposits proceeds, (iv) accounts used for disbursement to (or debit against by) state lottery organizations for lottery sale proceeds, (v) accounts used for disbursement to (or debit against by) transit authorities for transit card sale proceeds, (vi) Pathmark Stores Inc.’s account nos. [xxx0352] at PNC Bank and [xxx3712] at OneUnited Bank (or any replacement accounts thereof), relating to the We Care Fund and SCG Foundation, respectively, and used to disburse charitable donations to employees suffering through severe hardships or charitable organizations, with aggregate balances as of the Petition Date of less than $125,000 (it being understood and agreed that the Loan Parties shall not make any deposits into such accounts from and after the Petition Date), (vii) Best Cellars Inc.’s account nos. [xxx6292] at PNC Bank and [xxx16-99] at Bank of America, N.A. (or any replacement accounts thereof) with aggregate balances of less than $250,000 and from which balances are swept weekly to a Blocked Account, (viii) “zero balance” accounts from which balances are swept daily to a

Blocked Account, (ix) Delaware County Dairies Inc.’s account nos. [xxx8336] and [xxx5202] at JPMorgan Chase Bank (or any replacement accounts thereof) used to disburse certain employee benefit and pension payments with respect to former employees of Delaware County Dairies Inc. with aggregate balances of less than $100,000 and (x) other accounts of the Loan Parties (other than DDAs and other accounts into which customer or other third party payments in respect of the Collateral are made) with aggregate balances of less than $100,000.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender (including for this purpose the Issuing Bank) or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) Taxes imposed on (or measured by) its net income, profits or overall gross income or receipts, and franchise or similar Taxes, imposed by the United States of America, by a jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, or by any other jurisdiction with which the recipient has or had any other present or former connection (other than a connection arising solely from entering into, performing its obligations under, receiving a payment under or enforcing this Agreement or the other Loan Documents), (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any jurisdiction described in clause (a) above, (c) in the case of a Non-U.S. Lender, any withholding tax that is imposed on amounts payable to such Non-U.S. Lender (A) pursuant to a Tax law in effect on the date such Non-U.S. Lender becomes a party hereto or a Participant through the purchase of a participation hereunder, the date such Non-U.S. Lender designates a new Lending Office, or, with respect to any additional position in any Obligation acquired after such Non-U.S. Lender becomes a party hereto, the date such additional position was acquired by such Non-U.S. Lender, or (B) is attributable to such Non-U.S. Lender’s failure or inability (other than as a result of a Change in Law occurring after the date such Non-U.S. Lender becomes a party to this Agreement, a Participant through the purchase of a participation hereunder, or with respect to any additional position in any Obligation acquired after such Non-U.S. Lender becomes a party hereto, the date such additional position was acquired by such Non-U.S. Lender) to comply with Section 2.16(f), except, in the case of clause A, to the extent that such Non-U.S. Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office, assignment or acquisition of such additional position in any Obligation (as applicable), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.16, (d) any U.S. federal, state or local backup withholding tax, and (e) any U.S. federal withholding tax imposed under FATCA.

“Executive Order” has the meaning set forth in Section 9.15.

“Existing DIP Credit Agreement” has the meaning set forth in the recitals.

“Exposure” means, at any time, the aggregate principal amount, without duplication, of outstanding Loans and L/C Exposure at such time. The Exposure of any Lender at any time shall be the sum of, without duplication, its L/C Exposure, plus the aggregate principal amount of its outstanding Loans at such time.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement and any regulations or official interpretations thereof.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Final Order” means an order entered by the Bankruptcy Court substantially the form of the Interim Order, with only such modifications as are satisfactory in form and substance to the Administrative Agent in its sole discretion, which order shall (x) have been entered and on such prior notice to such parties as may be reasonably satisfactory to the Administrative Agent and (y) not have been vacated, reversed, modified, amended or stayed.

“Financial Officer” of any Person (other than a natural person) means the chief financial officer, president, chief executive officer, principal accounting officer, treasurer, controller or any vice president-finance, vice-president-financial services or vice-president -treasury services of such Person or any other officer of such Person designated or authorized by any of the foregoing.

“FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

“First Amendment” has the meaning set forth in the recitals.

“Foreign Assets Control Regulations” has the meaning set forth in Section 9.15.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

“Fund” shall mean any person that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee by a person shall be deemed to be an amount equal to the stated amount or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

“Guarantors” means, collectively, each of the Loan Parties identified as a “Guarantor” under the Guaranty, in such capacity.

“Guarantors’ Cases” means one or more cases pending under Chapter 11 of the Bankruptcy Code with respect to which the Guarantors are the debtors.

“Guaranty” means the Guaranty among the Loan Parties and the Administrative Agent dated the Effective Date, substantially in the form of Exhibit C.

“Hazardous Materials” means all explosive, radioactive, hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“HBA” means health and beauty aids.

“Hedging Agreement” means any Currency and Commodity Hedging Agreement or Interest Rate Hedging Agreement.

“Immaterial Subsidiaries” means the Subsidiaries of the Company listed on Schedule 1.01(C), which the Company intends to dissolve, liquidate or merge into another Loan Party.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid (excluding current accounts payable in the ordinary course of business), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Taxes” means Taxes, other than Excluded Taxes or Other Taxes, imposed on any payment by or on account of any obligation of the Borrowers hereunder or under any other Loan Document.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Indemnity, Subrogation and Contribution Agreement” means the Indemnity, Subrogation and Contribution Agreement among the Loan Parties party thereto and the Collateral Agent dated as of the Effective Date, substantially in the form of Exhibit D.

“Information” has the meaning set forth in Section 9.12.

“Insurance Provider Notification” has the meaning set forth in Section 5.14(d).

“Interest Election Request” means a request by a Borrower to convert or continue a Borrowing in accordance with Section 2.07.

“Interest Payment Date” means (a) with respect to any ABR Loan, the first Business Day of each calendar month and (b) with respect to any LIBOR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a LIBOR Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, with respect to any LIBOR Borrowing, the period commencing on the date of such Borrowing and ending on (x) the seventh or fourteenth day thereafter or (y) the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrowers may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Hedging Agreement” means any interest rate protection agreement or other interest rate hedging arrangement.

“Interim Order” means an order of the Bankruptcy Court in substantially the form set forth as an Exhibit E hereto on an application or motion by the Borrowers that is reasonably satisfactory in form and substance to the Administrative Agent, which order shall (x) have been entered and on such prior notice to such parties as may be reasonably satisfactory to the Administrative Agent and (y) not have been vacated, reversed, modified, amended or stayed.

“Inventory” means all products available for sale by the Company and the other Loan Parties in the following categories as defined and classified by the Company and the other Loan Parties on a basis consistent with the Company’s current and historical accounting practices: HBA, perishable, grocery, pharmacy, meat, seafood, produce, floral, bakery, deli, dairy, liquor, general merchandise and fuel, each valued at cost on a basis consistent with the current and historical accounting practices (without giving effect to LIFO (or “last-in, first-out”) reserves).

“Inventory Reserves” means such reserves as may be established from time to time by the Administrative Agent in its Permitted Discretion as being appropriate to reflect changes in the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as negatively affect the market value of the Eligible Inventory. Inventory Reserves shall not be duplicative of any factors taken into consideration in determining the Appraised Value of Inventory.

“Issuing Bank” means JPMorgan Chase Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i); provided that (i) the Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate; and (ii) with the consent of the Borrowers and the Administrative Agent, the Issuing Bank may arrange for one or more Letters of Credit to be issued by a Lender other than the Issuing Bank (or an Affiliate of such other Lender), in which case the term “Issuing Bank” shall include such Lender (or Affiliate of such Lender) with respect to Letters of Credit issued by such Lender (or Affiliate of such Lender). In the event that there is more than one Issuing Bank at any time, references herein and in the other Loan Documents to the Issuing Bank shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit or to all Issuing Banks, as the context requires.

“JPMorgan Chase Bank” means JPMorgan Chase Bank, N.A. and its successors.

“Junior DIP Facility” means a subordinated junior secured debtor-in-possession credit facility, subject to (x) the maximum senior secured debt cap in the Prepetition Intercreditor Agreement, (y) entry into an intercreditor agreement acceptable to (a) Revolving Lenders holding a majority of the Revolving Exposure and unused Revolving Commitments, (b) Lenders holding a majority of the outstanding Term Loans and (c) the Administrative Agent, and (z) terms and conditions otherwise reasonably satisfactory to the Administrative Agent, including, without limitation, payment subordination to the Obligations, interest coverage and liquidity tests and ability to be repaid other than in cash in accordance with the Borrowers’ plan or plans of reorganization.

“L/C Availability Period” means the period from and including the Effective Date to but excluding the Termination Date.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit.

“L/C Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate principal amount of all L/C Disbursements made pursuant to Letters of Credit that have not yet been reimbursed by or on behalf of a Borrower at such time. The L/C Exposure of any Lender at any time shall be calculated based on its Revolving Applicable Percentage at such time.

“Lead Arranger” means J.P. Morgan Securities LLC.

“Lease” means any agreement, whether written or oral, no matter how styled or structured, pursuant to which a Loan Party is entitled to the use or occupancy of any real property for any period of time.

“Leasehold Obligations” means, with respect to each Loan Party, all payments made, if any, by such Loan Party with respect to rent (including fixed rent and variable rent), common area maintenance charges and other monetary obligations under any Lease (including any Distribution Center or Store) where any Inventory is stored or otherwise located.

“Lender” means each Person listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any Person that ceases to be a Party hereto pursuant to an Assignment and Acceptance.

“Letter of Credit” means any letter of credit issued by the Issuing Bank for the account of a Borrower and any acceptance made by the Issuing Bank in connection therewith.

“Letter of Credit Fee” has the meaning set forth in Section 2.11(c).

“Letter of Credit Sublimit” means an amount equal to (i) prior to entry of the Final Order, $200,000,000 and (ii) from and after entry of the Final Order, $250,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Commitments. A permanent reduction of the Aggregate Revolving Commitments shall not require a corresponding pro rata reduction in the Letter of Credit Sublimit; provided, however, that if the Aggregate Revolving Commitments are reduced to an amount less than the Letter of Credit Sublimit, then the Letter of Credit Sublimit shall be reduced to an amount equal to (or, at Company’s option, less than) the Aggregate Revolving Commitments.

“LIBOR” means, when used in reference to any Loan or Borrowing, whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“LIBO Rate” means for any Interest Period with respect to a LIBOR Loan, the rate appearing on Reuters Page LIBOR01 (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such LIBOR Loan for such Interest Period shall be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan” means a Revolving Loan or a Term Loan.

“Loan Account” has the meaning set forth in Section 2.06(a).

“Loan Documents” means this Agreement, the Guaranty, the Indemnity, Subrogation and Contribution Agreement, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Credit Card Notifications, the Security Documents, and any other instrument or agreement now or hereafter executed and delivered in connection herewith, each as amended and in effect from time to time.

“Loan Parties” means each of the Company, the other Borrowers and each other domestic Subsidiary listed on Schedule 3.12, and each Subsidiary made a party hereto pursuant to Section 5.12.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of the Company and its Subsidiaries taken as a whole, other than as a result of the events leading up to and following commencement of a proceeding under chapter 11 of the Bankruptcy Code and the Cases and the continuation and prosecution thereof and provided that nothing disclosed in (1) the Company’s Annual Report on Form 10-K for the year ended February 22, 2010, (2) Quarterly Report on Form 10-Q for

each quarter ended since February 22, 2010, as filed prior to December 10, 2010 and (3) any filings on Form 8-K made through December 10, 2010, shall, in any case, in and of itself and based solely on facts as disclosed therein (without giving effect to any developments not disclosed therein), be deemed to constitute a Material Adverse Effect, (b) the ability of the Borrowers (taken as a whole) to perform any of their material obligations under the Loan Documents to which they are a party and the ability of the Loan Parties (taken as a whole) to perform any of their material obligations under the Loan Documents to which they are a party, (c) the rights of the Lenders, the Administrative Agent and the Issuing Bank under any Loan Document or (d) the Collateral, the Administrative Agent’s Liens (on behalf of itself and the Lenders) on the Collateral or the priority of such Liens.

“Material Contract” means any agreement to which any Loan Party is a party, the termination of which would have a Material Adverse Effect, including, without limitation, as of the Effective Date, the Supply Agreement, dated as of June 27, 2005 by and between the Company and C&S Wholesale Grocers, Inc., as the same may be amended or replaced from time to time.

“Material Indebtedness” means post-petition Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $5,000,000 (or its equivalent), in each case of the foregoing to the extent incurred following the Petition Date. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

“Maturity Date” means June 14, 2012.

“Maximum Rate” has the meaning set forth in Section 9.13.

“Measurement Period” means, at any date of determination, (i) for purposes of Section 6.14(a), the period from and including April 24, 2011 to and including the applicable date as set forth in the table under Section 6.14(a) and (ii) for all other purposes, the most recently completed 13 fiscal periods of the Company.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Mortgage(s)” means each and every fee and leasehold mortgage or deed of trust, security agreement and assignment by and between the Loan Party owning or holding the leasehold interest in the Real Estate encumbered thereby in favor of the Collateral Agent, in such form reasonably acceptable to the Collateral Agent.

“Mortgage Delivery Date” has the meaning specified in the definition of Real Estate Eligibility Requirements.

“Mortgage Policies” has the meaning specified in the definition of Real Estate Eligibility Requirements.

“Multiemployer Plan” or “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Company or an ERISA Affiliate contributes or is obligated to contribute.

“Net Proceeds” means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, in each case net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Company and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a Disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Company and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by a Lien superior to that of the Collateral Agent on such asset, (iii) as long as no Event of Default has occurred and is continuing, the amount of all taxes paid (or reasonably estimated to be payable) by the Company and the Subsidiaries, and the amount of any reserves established by the Company and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Company), and (iv) all amounts deposited in trust or escrow for the benefit of any third party or to which any third party may be entitled in connection with such event, provided that any such amounts returned to the Company or any Subsidiary shall constitute Net Proceeds when received; provided that amounts of Net Proceeds that would otherwise be required to be applied to prepayment of the Term Loans pursuant to Section 2.10(f), may be reduced by an aggregate amount not to exceed $10,000,000 during the term of this Agreement if (x) at the time of receipt of such proceeds, the Company delivers a certificate of a Financial Officer to the Administrative Agent setting forth the Company’s intent to reinvest such proceeds in productive assets of a kind then used or usable in the business of the Loan Parties within 90 days of receipt of such proceeds, (y) no Default or Event of Default shall have occurred and shall be continuing at the time of the delivery of such certificate or at the proposed time of such reinvestment and (z) such proceeds shall be reinvested as set forth in such certificate within such 90 day period. To the extent that such proceeds are not so reinvested at the end of such 90 day period, such proceeds shall be deemed to be Net Proceeds and shall be immediately applied to prepayment of the Term Loans pursuant to Section 2.10(f).

“Non-Consenting Lender” has the meaning set forth in Section 9.02(c).

“Non-U.S. Lender” means a Lender or a Participant that is organized under the laws of a jurisdiction other than the United States of America, any state thereof or the District of Columbia.

“Obligations” has the meaning set forth in the Security Agreement.

“Orders” means the Interim Order and the Final Order.

“Original DIP Credit Agreement” has the meaning set forth in the recitals.

“Other Connection Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, Taxes imposed as a result of a present or former connection between the relevant recipient and the jurisdiction imposing the Taxes (other than a connection arising from the relevant recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan Document).

“Other Liabilities” means any obligations on account of (a) any Cash Management Services furnished to any of the Loan Parties or any of their Subsidiaries and/or (b) any Bank Product entered into with any Loan Party or any of its Subsidiaries, as each may be amended from time to time.

“Other Taxes” means any and all present or future recording, stamp, documentary, excise, or similar Taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document; provided, however, that any such Taxes imposed on any assignment of the Obligations, any Assignment and Acceptance Agreements or any sales of participations in the Obligations pursuant to Section 9.04(d), and any estate, gift or inheritance taxes shall not constitute “Other Taxes.”

“PACA” means the Perishable Agricultural Commodities Act of 1930, as amended.

“PACA/PASA Liability Reserves” means such reserves as the Administrative Agent from time to time determines in its Permitted Discretion as being appropriate to reflect the vendor liabilities of the Loan Parties pursuant to PACA and PASA.

“Participant” has the meaning set forth in Section 9.04(d).

“Participant Register” has the meaning set forth in Section 9.04(e).

“PASA” means the Packers and Stockyard Act, 1921 and all regulations promulgated thereunder, as amended from time to time.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Performing Lenders” has the meaning set forth in Section 8.14(d)(ii)(A).

“Perishable Inventory” means inventory consisting of meat, dairy, cheese, seafood, produce, delicatessen, non-artificial floral products and bakery goods.

“Permitted Discretion” means the discretion of the Administrative Agent the exercise of which is in good faith and consistent with reasonable (from the perspective of a secured asset based lender) business judgment.

“Permitted Divestitures” means:

(a)           the Disposition of Stores located in Connecticut, Delaware, the District of Columbia or Maryland or Dispositions of Stores contemplated by the Company’s announcement on August 13, 2010;

(b)           the Disposition of Real Estate which is no longer utilized by the Company or its Subsidiaries for offices or as a store or distribution center; and

(c)           the Disposition of any furniture, fixture or equipment, Script, liquor or other license or asset that is not longer used or useful in the business of the Company and its Subsidiaries.

“Permitted Encumbrances” means:

(a)           liens imposed by law for Taxes, assessments and governmental charges or claims that are not yet delinquent or are being contested in compliance with Section 5.05;

(b)           carriers’, landlord’s, warehousemen’s, mechanics’, materialmen’s and repairmen’s liens, statutory liens of banks and rights of set-off and other Liens, in each case, imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

(c)           pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance arrangements;

(d)           (i) liens, pledges and deposits to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business and (ii) utility deposits made in the ordinary course of business;

(e)           judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(n);

(f)            easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

(g)           encumbrances on assets Disposed or to be Disposed in a Permitted Divestiture created by an agreement(s) providing for such Permitted Divestiture or encumbrances on assets Disposed or to be Disposed permitted by Section 6.05 created by an agreement(s) providing for such Disposition;

(h)           any (i) reversionary interest or title of lessor or sublessor under any Lease, (ii) easement, restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject to or (iii) subordination of the interest of the lessee or sublessees under such Lease to any restriction or encumbrance referred to in the preceding clause (ii);

(i)            Liens arising from filing Uniform Commercial Code financing statements relating solely to the leased asset;

(j)            encumbrances referred to in Schedule B of the Mortgage Policies insuring the Mortgages; and

(k)           the Specified Permitted Liens.

“Permitted Holder” means (i) Tengelmann Warenhandelsgesellschaft or (ii) any Affiliate of Tengelmann Warenhandelsgesellschaft.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Petition Date” has the meaning set forth in the recitals.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Sections 412 and 430 of the Code or Sections 303 or 304 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) a “contributing sponsor” as defined in Section 4001(a)(13) of ERISA.

“Pledge Agreement” means the Pledge Agreement among the Loan Parties party thereto and the Collateral Agent dated as of the Effective Date, substantially in the form of Exhibit F.

“Prepayment Event” means:

(a)           any Disposition of any property or asset of the Company or any Subsidiary, other than (i) Dispositions described in clauses (a) or (b) of Section 6.05, and (ii) other Dispositions resulting in aggregate Net Proceeds not exceeding $10,000,000 during the term of this Agreement; or

(b)           any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Company or any Subsidiary, but, as long as no Event of Default has occurred and is continuing, (i) only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset within 180 days after such event and (ii) only to the extent the value of such loss is in excess of $1,000,000 (or its equivalent); or

(c)           the incurrence by the Company or any Subsidiary of any Indebtedness, other than Indebtedness permitted by Section 6.01.

“Prepetition Credit Facilities” means the credit facilities under the Amended and Restated Credit Agreement dated as of December 27, 2007 among the Company, the subsidiary borrowers party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, as amended, supplemented or otherwise modified from time to time prior to the Petition Date.

“Prepetition Intercreditor Agreement” means the intercreditor agreement dated as of August 4, 2009 by and between Bank of America, N.A., as collateral agent for the Prepetition Credit Facilities, and Wilmington Trust Company, as note collateral agent under the Prepetition Note Indenture, as amended, supplemented or otherwise modified from time to time prior to the Petition Date.

“Prepetition Note Indenture” means the indenture dated as of August 4, 2009 between Wilmington Trust Company, as trustee, and the Company, as amended, supplemented or otherwise modified from time to time prior to the Petition Date.

“Prepetition Payment” means a payment (by way of adequate protection or otherwise) of principal or interest or otherwise on account of any prepetition Indebtedness or trade payables (including, without limitation, in respect of reclamation claims) or other prepetition claims against the Loan Parties.

“Prepetition Secured Notes” means the senior secured notes issued by the Company pursuant to the Prepetition Note Indenture in an initial aggregate face amount of $260,000,000.

“Primary Concentration Account” has the meaning set forth in Section 5.14(f).

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JP Morgan Chase Bank as its prime rate in effect at its principal office in New York, New York; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective.

“Priming Jurisdiction” means any jurisdiction listed on Schedule A hereto, which schedule may be revised by the Administrative Agent to reflect changes in Applicable Law. The Administrative Agent shall provide the Company with ten (10) days’ prior written notice of any revisions to the jurisdictions listed on Schedule A hereto.

“Priority of Claims Waiver” means an agreement executed by (a) a bailee or other Person in possession of Collateral, including, without limitation, any warehouseman substantially in the form of Exhibit N-2 hereto with such modifications thereto as may be approved by the Collateral Agent or such other agreement reasonably satisfactory in form and substance to the Collateral Agent or (b) a landlord of Real Estate leased by any Loan Party (including, without limitation, any warehouse or distribution center), substantially in the form of Exhibit N-1 hereto with such modifications thereto as may be approved by the Collateral Agent or such other agreement reasonably satisfactory in form and substance to the Collateral Agent pursuant to which such Person (i) acknowledges the Collateral Agent’s Lien on the Collateral, (ii) releases or subordinates such Person’s Liens in the Collateral held by such Person or located on such Real Estate, (iii) agrees to furnish the Collateral Agent with access to the Collateral in such Person’s possession or on the Real Estate for the purposes of assembling, repossessing, selling or otherwise disposing of such Collateral and (iv) makes such other agreements with the Collateral Agent as the Collateral Agent may reasonably require.

“QUIBs” has the meaning set forth in Section 6.11.

“Real Estate” means all Leases and all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Loan Party, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof.

“Real Estate Eligibility Requirements” means, collectively, each of the following:

(a)           The applicable Loan Party shall have executed and delivered to the Collateral Agent a Mortgage with respect to (i) any Real Estate intended, by the Company or other Loan Party, to be included in Eligible Real Estate within 60 days after the Effective Date (which period may be extended by the Administrative Agent by up to an additional 60 days in its reasonable discretion), together with an opinion of counsel in each state where such Real Estate is located, in form and substance reasonably satisfactory to the Collateral Agent and (ii) any Lease intended, by the Company or other Loan Party, to be included in Eligible Leaseholds within 60 days after the Effective Date (which period may be extended by the Administrative Agent by up to 90 days) (such date, as applicable, the “Mortgage Delivery Date”); provided that (x) with respect to any such Real Estate located in the State of New York, the applicable Loan Party shall deliver an unexecuted Mortgage to the Collateral Agent within the time periods set forth above and shall agree to execute such Mortgage upon demand of the Collateral Agent and (y) the Collateral Agent may, at any time, in its Permitted Discretion, require any Mortgage delivered under this clause (a) to be recorded in the applicable jurisdiction;

(b)           Such Real Estate is used by a Loan Party, or is leased or subleased by a Loan Party to another Person, for offices or as a store or distribution center;

(c)           As to any particular property, the Loan Party is in compliance in all material respects with the representations, warranties and covenants set forth in the Mortgage relating to such Real Estate;

(d)           For any Real Estate with respect to which a Mortgage is recorded in accordance with item (a) hereof, prior to or concurrently with the recording of such Mortgage, the Collateral Agent shall have received fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or marked-up title insurance commitments having the effect of a policy of title insurance) (the “Mortgage Policies”) in form and substance, with the endorsements set forth on Schedule 1.01(B) hereto (to the extent available at commercially reasonable rates) and in amounts reasonably acceptable to the Collateral Agent (provided that such amounts shall not exceed the Appraised Value of the applicable mortgaged property), issued, coinsured and reinsured (to the extent required by the Collateral Agent) by title insurers reasonably acceptable to the Collateral Agent, insuring the Mortgages to be valid first and subsisting Liens in favor of the Collateral Agent on the property or leasehold interests described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, other than the Permitted Encumbrances or otherwise reasonably acceptable to the Collateral Agent;

(e)           With respect to any Real Estate owned by a Borrower or any other Loan Party (as opposed to interests as lessee under a Lease) which is intended by such Borrower or such other Loan Party to be included in Eligible Real Estate and with respect to which a Mortgage is delivered in accordance with item (a) hereof, prior to or concurrently with the delivery of such Mortgage (or such later date, if any, as the Administrative Agent may agree in writing in its sole discretion), the Collateral Agent shall have received American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, certified to the Collateral Agent and the issuer of the Mortgage Policies in a manner reasonably satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the states in which the property described in such surveys is located and reasonably acceptable to the Collateral Agent, showing all buildings and other improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects reasonably acceptable to the Collateral Agent;

(f)            With respect to any leased Real Estate intended by any Borrower or other Loan Party to be included in Eligible Leaseholds, the Collateral Agent shall have received upon delivery of the related Mortgage (1) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, or (2) evidence that the applicable Lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary, in the Collateral Agent’s reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest, or (3) if such leasehold interest was acquired or sub-leased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to the Collateral Agent;

(g)           With respect to any Real Estate owned by any Borrower or other Loan Party (and, if requested by the Collateral Agent in its Permitted Discretion, any leased Real Estate), the Collateral Agent shall have received a Phase I Environmental Site Assessment in accordance with ASTM Standard E1527-05, in form and substance reasonably satisfactory to the Collateral Agent, from an environmental consulting firm reasonably acceptable to the Collateral Agent, which report shall identify recognized environmental conditions and shall to the extent possible quantify any related costs and liabilities, associated with such conditions and the Collateral Agent shall be satisfied with the nature and amount of any such matters. The Collateral Agent may, upon the receipt of a Phase I Environmental Site Assessment require the delivery of further environmental assessments or reports to the extent such further assessments or reports are recommended in the Phase I Environmental Site Assessment; and

(h)           The applicable Loan Party shall have delivered to the Collateral Agent evidence of flood insurance naming the Collateral Agent as mortgagee as required by the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended and in effect, which shall be reasonably satisfactory in form and substance to the Collateral Agent.

“Realty Reserves” means such reserves as the Administrative Agent from time to time determines in its Permitted Discretion as being appropriate to reflect the impediments to the Collateral Agent’s ability to realize upon any Eligible Real Estate or Eligible Leaseholds. Without limiting the generality of the foregoing, Realty Reserves may include (but are not limited to) (i) Environmental Compliance Reserves, (ii) reserves for (A) municipal taxes and assessments, (B) repairs and (C) remediation of title defects, and (iii) reserves for Indebtedness secured by Liens having priority over, or pari passu with, the Lien of the Collateral Agent.

“Register” has the meaning set forth in Section 9.04(c).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Reorganization Plan” means a plan or plans of reorganization in any of the Cases.

“Repricing Transaction” means the prepayment or refinancing of all or any portion of the Term Loans concurrently with the incurrence by the Company or any of its Subsidiaries of any indebtedness having a lower cost of financing than, or any amendment to the Loan Documents that has the effect of reducing the interest rate margin then applicable to, the Term Loans (including any mandatory assignment in connection therewith).

“Required Lenders” means, at any time, Lenders having Exposure and unused Commitments representing greater than 50% of the sum of all Exposure and unused Commitments at such time.

“Reserve for Leasehold Obligations” means, on any date, (i) the aggregate amount of Leasehold Obligations of the Loan Parties due and owing with respect to properties of a vendor, landlord, public warehouse operator or other third party bailee located in a Priming Jurisdiction or at a distribution center at which more than $5,000,000 of Inventory is located, in each case which is not subject to a Priority of Claims Waiver in form and substance reasonably satisfactory to the Administrative Agent; for each such property the amount of Leasehold Obligations shall be the next two months’ Leasehold Obligations (net of any Letter of Credit amount benefiting such landlord in respect of such Leasehold Obligations) Obligations), and (ii) the aggregate amount of Leasehold Obligations of the Loan Parties with respect to all other Leases; for each such property the amount of Leasehold Obligations shall be the sum of (A) all past due rent (but excluding any past due rent for “dark” store locations), plus (B) one month’s Leasehold Obligations for all such Leases subject to a Mortgage located in a Priming Jurisdiction. For the avoidance of doubt, the amount of Leasehold Obligations for any property for which a satisfactory Priority of Claims Waiver is delivered by a vendor, landlord, public warehouse operator or other third party bailee, shall be zero. For clarity, the Collateral Agent shall impose a Reserve for Leasehold Obligations, to the extent permitted hereunder, at the direction of the Administration Agent in its Permitted Discretion.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Company or any option, warrant or other right (other than any option, warrant or other right that constitutes Indebtedness) to acquire any such Equity Interests in the Company.

“Revolving Applicable Percentage” means with respect to any Revolving Lender at any time, the percentage (carried out to the fourth decimal place) of the Aggregate Revolving Commitments represented by such Revolving Lender’s Revolving Commitment at such time. If the commitment of each Revolving Lender to make Revolving Loans and the obligation of the Issuing Bank to make L/C Credit Extensions have been terminated pursuant to Section 2.08(a) or if the Aggregate Revolving Commitments have expired, then the Revolving Applicable Percentage of each Lender shall be determined based on the Revolving Applicable Percentage of such Revolving Lender most recently in effect, giving effect to any subsequent assignments. The initial Revolving Applicable Percentage of each Revolving Lender is set forth opposite the name of such Revolving Lender on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Revolving Lender becomes a party hereto, as applicable.

“Revolving Availability Period” means the period from and including the Revolving Loan Effective Date to the Termination Date.

“Revolving Borrowing Base” means, on any date (subject to adjustment as provided in Section 1.05), the aggregate value of the assets of the Loan Parties, in an amount (calculated based on the most recent Revolving Borrowing Base Certificate delivered to the Administrative Agent in accordance with Section 5.01(f), absent any error in such Revolving Borrowing Base Certificate) that is equal to:

(a)           the lesser of (i) 75% (or such lesser rate as determined from time to time by the Administrative Agent in its Permitted Discretion in accordance with Section 1.05) of Eligible Inventory (subject to the provisions of clause (j) of the definition of Eligible Inventory), valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time and (ii) 90% (or such lesser rate as determined from time to time by the Administrative Agent in its Permitted Discretion in accordance with Section 1.05) of the Appraised Value of Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time (net of Inventory Reserves); plus

(b)           the product of (x) 90% (or such lesser rate as determined from time to time by the Administrative Agent in its Permitted Discretion in accordance with Section 1.05) and (y) the face amount of all Eligible Credit Card Accounts Receivables; plus

(c)           the product of (x) 85% (or such lesser rate as determined from time to time by the Administrative Agent in its Permitted Discretion in accordance with Section 1.05) and (y) the Appraised Value of Scripts; plus

(d)           the product of (x) 85% (or such lesser rate as determined from time to time by the Administrative Agent in its Permitted Discretion in accordance with Section 1.05) and (y) the face amount of Eligible Coinstar Receivables; plus

(e)           the product of (x) 85% (or such lesser rate as determined from time to time by the Administrative Agent in its Permitted Discretion in accordance with Section 1.05) and (y) the face amount of all Eligible Third Party Insurance Provider Accounts Receivables; plus

(f)            the product of (x) 50% (or such lesser rate as determined from time to time by the Administrative Agent in its commercially reasonable discretion in accordance with Section 1.05) and (y) the Appraised Value of all Eligible Real Estate; minus

(g)           the then amount of all Availability Reserves (without duplication of any Inventory Reserves included in the calculation set forth in clause (a) above).

The Revolving Borrowing Base shall be computed for each one-week or two-week period, as the case may be, as required by Section 5.01(f), and established based upon the most recent Revolving Borrowing Base Certificate delivered to the Administrative Agent and shall remain in effect until the delivery to the Administrative Agent of a subsequent Revolving Borrowing Base Certificate.

“Revolving Borrowing Base Certificate” means a certificate substantially in the form of Exhibit B-1 hereto (with such changes therein as may be required by the Administrative Agent to reflect the components of and reserves against the Revolving Borrowing Base as provided for and subject to the terms hereunder from time to time), executed and certified as accurate and complete by a Financial Officer of the Company which shall include appropriate exhibits, schedules, supporting documentation, and additional reports (i) as outlined in Exhibit B-1 and (ii) as reasonably requested by the Administrative Agent.

“Revolving Borrowing Base Shortfall” has the meaning set forth in Section 2.10(d).

“Revolving Commitment” means, with respect to each Revolving Lender, the commitment of such Revolving Lender hereunder set forth as its Revolving

Commitment opposite its name on Schedule 2.01 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to the terms of this Agreement.

“Revolving Exposure” means, at any time, the aggregate principal amount, without duplication, of outstanding Revolving Loans and L/C Exposure at such time. The Revolving Exposure of any Lender at any time shall be the sum of, without duplication, its L/C Exposure, plus the aggregate principal amount of its outstanding Revolving Loans at such time.

“Revolving Lender” means each Lender having a Revolving Commitment as set forth on Schedule 2.01 hereto or in the Assignment and Acceptance by which it becomes a Revolving Lender in its capacity as making Credit Extensions under the Revolving Commitments.

“Revolving Loan Effective Date” means the date on which each of the conditions set forth in Section 4.02 is satisfied (or waived in accordance with Section 9.02).

“Revolving Loans” has the meaning set forth in Section 2.01.

“S&P” means Standard & Poor’s Ratings Service, a Division of The McGraw-Hill Companies, and its successors.

“Scripts” means the pharmaceutical customer list owned and controlled by each Loan Party relating to certain items and services, including, without limitation, any drug price data, drug eligibility data, clinical drug information and health information of a pharmaceutical customer that is not protected under Sections 1171 through 1179 of the Social Security Act or other Applicable Law.

“Secured Parties” has the meaning set forth in the Security Agreement.

“Security Agreement” means the Security Agreement among the Loan Parties party thereto and the Collateral Agent dated as of the Effective Date, substantially in the form of Exhibit G.

“Security Documents” means the Security Agreement, the Pledge Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered by any Loan Party to secure any of the Obligations.

“Segregated Account” means a segregated account under the exclusive control of the Administrative Agent.

“Specified Permitted Liens” means (i) the Carve Out, the Carve Out Reserves and the Carve Out Account and (ii) Liens securing the Prepetition Credit Facilities and the Prepetition Secured Notes, in each case of (i) and (ii), as set forth in the Orders.

“Specified Default” means the occurrence and continuance of an Event of Default under Section 7.01(a), (b), (c) (only with respect to a Borrowing Base Certificate delivered pursuant to Section 5.01(f)), (f), (h) or (j) or Section 7.01(d) (in the case of the failure of the Loan Parties to comply with (i) Section 5.01(f) (after giving effect to a five (5) day grace period relating thereto or such longer time, if any, as the Administrative Agent may agree in writing in its sole discretion), (ii) Section 5.13(c), (iii) Section 5.14 or (iv) Section 6.12).

“Springing Blocked Account Agreement” means with respect to an account established by a Loan Party, an agreement, in form and substance satisfactory to the Administrative Agent, establishing Control (as defined in the Security Agreement) of such account by the Collateral Agent and whereby the bank maintaining such account agrees, upon the occurrence and during the continuance of an Event of Default under this Agreement, to comply only with the instructions originated by the Collateral Agent without the further consent of any Loan Party.

“SPV” has the meaning set forth in Section 9.04(i).

“Stated Amount” means at any time the maximum amount for which a Letter of Credit may be honored.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D of the Board. LIBOR Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D of the Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Store Shrink Percentage” shall be applicable to Inventory located at Stores and shall mean, as of any date, the amount of loss recorded in accordance with GAAP of the grocery and HBA inventories expressed as a percentage of the grocery and HBA sales for the most recently ended two (2) fiscal quarters.

“Store Shrink Reserve” shall be equal to the product of (a) the excess of the Store Shrink Percentage over 1%, multiplied by (b) the Inventory of the Company and the other Loan Parties as of the date of the most recent Borrowing Base Certificate.

“Stores” means all supermarket retail locations of the Company and other Loan Parties selling Inventory owned by the Loan Parties.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Super-Majority Revolving Lenders” means, at any time, Revolving Lenders having Revolving Exposure and unused Revolving Commitments representing greater than 66 2/3% of the sum of all Revolving Exposure and unused Revolving Commitments at such time.

“Superpriority Claim” means a claim against any Loan Party in any of the Cases which is an administrative expense claim having priority over any and all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code, other than a claim on Avoidance Actions and, prior to entry of the Final Order, the proceeds of Avoidance Actions.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings or similar charges imposed by any Governmental Authority.

“Term Applicable Percentage” means with respect to any Term Lender at any time, the percentage (carried out to the fourth decimal place) of (i) prior to the funding of the Term Loans on the Effective Date, the amount of such Term Lender’s Term Commitment at such time to the aggregate amount of the Term Commitments at such time and (ii) thereafter, the outstanding principal balance of such Term Lender’s Term Loan at such time to the Aggregate Term Outstandings at such time. The initial Term Applicable Percentage of each Term Lender is set forth opposite the name of such Term Lender on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Term Lender becomes a party hereto, as applicable.

“Term Commitment” means, with respect to each Term Lender, the commitment of such Term Lender hereunder set forth as its Term Commitment opposite its name on Schedule 2.01 hereto.

“Termination Date” means the earliest to occur of (a) the Maturity Date, (b) the acceleration of the Loans and the termination of the Commitment pursuant to Section 7.02, (c) 40 days after the entry of the Interim Order if the Final Order has not been entered by the Bankruptcy Court prior to the expiration of such 40-day period and (d) the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code, which for purposes hereof shall be no later than the effective date thereof) of a Reorganization Plan that is confirmed pursuant to an order entered by the Bankruptcy Court.

“Term Lender” means each Lender having a Term Commitment as set forth on Schedule 2.01 hereto or in the Assignment and Acceptance by which it becomes a Term Lender, or after the making of the Term Loans, each Lender holding any Term Loan.

“Term Loan” means a term loan made by a Term Lender pursuant to Section 2.01(b) on the Effective Date.

“Term Prepayment Premium” means one percent (1%) of the principal amount of the Term Loans prepaid during the first twelve month period after the Effective Date in connection with a Repricing Transaction.

“Trading With the Enemy Act” has the meaning set forth in Section 9.15.

“Transactions” means, collectively, the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof, and the issuance of Letters of Credit hereunder.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect on the date of determination in the applicable jurisdiction.

“Unused Fee” has the meaning set forth in Section 2.11(b).

“U.S. Trustee” means the Office of the United States Trustee.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal by the Company or ERISA Affiliate after the Effective Date from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., an “ABR

Loan” or a “LIBOR Loan”). Borrowings also may be classified and referred to by Type (e.g., an “ABR Borrowing” or a “LIBOR Borrowing”).

Section 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and (f) unless otherwise stated herein, all provisions herein within the discretion or to the satisfaction of a party shall be deemed to include a standard of reasonableness, good faith and fair dealing.

Section 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been affirmatively withdrawn by the Company (or, in the case of a request for an amendment under this Section by the Required Lenders, the Administrative Agent) or such provision amended in accordance herewith.

Section 1.05. Borrowing Base Adjustments. The Administrative Agent or the Required Lenders may, in their Permitted Discretion (x) in reviewing the collateral components of the Revolving Borrowing Base and the Collateral Amount or the business, assets, operations or financial condition of the Loan Parties taken as a whole at any time, (y) after completion of any evaluation or any appraisal contemplated by Section 5.09(a) or Section 5.09(b) or (z) upon the occurrence and during the continuation of a Default, from time to time (a) decrease the advance rates for the Revolving Borrowing Base or the Collateral Amount, (b) establish and revise reserves reducing the amount of Eligible Coinstar Receivables, Eligible Credit Card Accounts Receivable, Eligible Third Party Insurance Provider Accounts Receivable, Eligible Inventory, Eligible Leaseholds, Eligible Real Estate or Scripts and (c) impose additional eligibility criteria to be applicable to Eligible Coinstar Receivables, Eligible Credit Card Accounts Receivable, Eligible Third Party Insurance Provider Accounts Receivable, Eligible Inventory, Eligible Leaseholds, Eligible Real Estate or Scripts; provided that any such adjustment described in clause (a), (b) or (c) above shall be made only in the event that the Administrative Agent or the Required Lenders reasonably determine (based upon an evaluation or appraisal referred to in Section 5.09(a) or Section 5.09(b) or other objectively determinable facts or circumstances) that the Revolving Borrowing Base or the Collateral Amount, or any component thereof, or its value as Collateral, is adversely affected by one or more events, conditions, contingencies or risks that are not already adequately reflected in the calculation of the Revolving Borrowing Base and the Collateral Amount (as applicable); provided further that no change will be made to the borrowing base standards pursuant to this Section 1.05 if such change would increase the Revolving Borrowing Base in effect at any time above the Revolving Borrowing Base (as applicable) that would be in effect at such time if such Revolving Borrowing Base or the Collateral Amount were calculated using the standards in effect on the Effective Date or, if such standards have been amended pursuant to Section 9.02(b), using the standards as in effect on the date of such amendment. The Administrative Agent will provide written notice to the Company of any adjustments made pursuant to this Section 1.05 on the date of such adjustments.

Section 1.06. Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the Stated Amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms of any documents related thereto, provides for one or more automatic increases in the Stated Amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum Stated Amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum Stated Amount is in effect at such time.

ARTICLE 2
THE CREDITS

Section 2.01. Loans. (a) Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrowers from time to time, on any Business Day during the Revolving Availability Period, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment subject to the following limitations:

(i)           after giving effect to any Borrowing of any Revolving Loan, the total Exposure shall not exceed the Collateral Amount; and

(ii)          after giving effect to any Borrowing of any Revolving Loan, the aggregate outstanding principal amount of the Revolving Loans of any Lender, plus such Lender’s Revolving Applicable Percentage of the outstanding L/C Exposure, shall not exceed the lesser of (x) such Lender’s Commitment or (y) such Lender’s Revolving Applicable Percentage of the Revolving Borrowing Base.

Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(a), prepay Revolving Loans under Section 2.10, and reborrow under this Section 2.01(a).

(b)        Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a term loan to the Borrowers on the Effective Date, in a principal amount not to exceed such Term Lender’s Term Commitment.

Section 2.02. [Reserved.]

Section 2.03. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Applicable Percentages. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)        Each Borrowing shall be denominated in Dollars and comprised entirely of ABR Loans or LIBOR Loans as the Borrowers may request in accordance herewith. Each Lender at its option may make any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement and provided further, that the exercise of such option shall not result in an increase in additional amounts payable by the Borrowers pursuant to Section 2.15.

(c)        At the commencement of each Interest Period for any LIBOR Borrowing, such Borrowing shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $3,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $3,000,000; provided that an ABR Borrowing may be in an aggregate principal amount that is equal to the entire unused balance of Revolving Commitments, or that is required to finance the reimbursement of a L/C Disbursement as contemplated by Section 2.05(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) LIBOR Borrowings outstanding. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be deemed as made under separate Borrowings.

(d)        Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.04. Requests for Borrowings. To request a Borrowing, the Company shall notify the Administrative Agent of such request either in writing (delivered by hand or facsimile) in a form approved by the Administrative Agent and signed by the Company or by telephone (a) in the case of a LIBOR Borrowing, not later than 1:00 p.m., New York, New York time, three Business Days before the date of the proposed Borrowing, or (b) in the case of an ABR Borrowing, not later than 1:00 p.m., New York, New York time, on the day of the proposed Borrowing; provided that any such notice of an ABR Borrowing to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e) may be given not later than 1:00 p.m., New York, New York time on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Company. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.03:

(i)         the Borrower(s) on whose behalf the Company is requesting such Borrowing;

(ii)        the aggregate amount of such Borrowing;

(iii)       the date of such Borrowing, which shall be a Business Day;

(iv)       whether such Borrowing is to be an ABR Borrowing or a LIBOR Borrowing;

(v)        in the case of a LIBOR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vi)       the location and number of the Borrowers’ account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified with respect to a Borrowing in Dollars, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested LIBOR Borrowing, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each of the applicable Lenders of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.05. Letters of Credit.

(a)        General. Subject to the terms and conditions set forth herein, at any time and from time to time during the L/C Availability Period, the Company may request the issuance of a Letter of Credit for the account of a Borrower, in a form appropriately completed and reasonably acceptable to the Administrative Agent and the Issuing Bank. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Company or any Borrower to, or entered into by the Company or any Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Each Letter of Credit shall be denominated in Dollars.

(b)        Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Company shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.05), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Company or the applicable Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. Following receipt of such notice and prior to the issuance of the requested Letter of Credit or the applicable amendment, renewal or extension, the Administrative Agent shall notify the Company and the Issuing Bank whether such Letter of Credit may be issued under this Agreement after giving effect to (i) the issuance, amendment, renewal or extension of such Letter of Credit, (ii) the issuance or expiration of any other Letter of Credit that is to be issued or will expire prior to the requested date of issuance of such Letter of Credit and (iii) the borrowing or repayment of any Loans that (based upon notices delivered to the Administrative Agent by the Company or a Borrower) are to be borrowed or repaid prior to the requested date of issuance of such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrowers shall be deemed to represent and warrant that) upon such issuance, amendment, renewal or extension (1) the total L/C Exposure shall not exceed the Letter of Credit Sublimit, (2) the total Exposure shall not exceed the Collateral Amount and (3) the total Exposure of the Revolving Lenders shall not exceed the lesser of the Aggregate Revolving Commitments or the Revolving Borrowing Base then in effect.

(c)        Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one (1) year after the date of the issuance of such Letter of Credit and (ii) unless Cash Collateralized or otherwise credit supported to the reasonable satisfaction of the Issuing Bank, the date that is five (5) Business Days prior to the Maturity Date. Each Letter of Credit may, upon the request of the Company include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of twelve (12) months or less (but not beyond the date that is five (5) Business Days prior to the Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least thirty (30) days prior to the then-applicable expiration date that such Letter of Credit will not be renewed; provided, however, that no Letter of Credit shall be renewed or extended on or after the occurrence of a Default or an Event of Default.

(d)        Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each such Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Revolving Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each such Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Revolving Lender’s Revolving Applicable Percentage of each L/C Disbursement made by such Issuing Bank and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)        Reimbursement. If the Issuing Bank in respect of a Letter of Credit shall make any L/C Disbursement in respect of such Letter of Credit, the Borrowers shall reimburse such L/C Disbursement by paying to the

Administrative Agent an amount equal to such L/C Disbursement (i) prior to the close of business, New York, New York time, on the Business Day that such L/C Disbursement is made, if the Borrowers shall have received notice of such L/C Disbursement prior to 11:00 a.m., New York, New York time, or (ii) if such notice has not been received by the Borrowers prior to 11:00 a.m., New York, New York time, then prior to the close of business, New York, New York time, on the Business Day immediately following the day the Borrowers receive such notice; provided that, if such L/C Disbursement is not less than $1,000,000, the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.04 that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting ABR Loan. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable L/C Disbursement, the payment then due from the Borrowers in respect thereof and such Revolving Lender’s Revolving Applicable Percentage thereof. Promptly following receipt of such notice, each such Revolving Lender shall pay to the Administrative Agent its Revolving Applicable Percentage of the payment then due from the Borrowers, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of such Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from such Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any L/C Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such L/C Disbursement.

(f)         Obligations Absolute. Each Borrower’s obligation to reimburse L/C Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. Neither the Administrative Agent, the Revolving Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to a Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by each of the Borrowers to the extent permitted by Applicable Law) suffered by a Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)        Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrowers by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuing Bank and Revolving Lenders with respect to any such L/C Disbursement.

(h)        Interim Interest. If the Issuing Bank in respect of a Letter of Credit shall make any L/C Disbursement under such Letter of Credit, then, unless the Borrowers shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrowers reimburse such L/C Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrowers fail to reimburse such L/C Disbursement when due pursuant to paragraph (e) of this Section, then

Section 2.12(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i)         Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Company, the Administrative Agent and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(c). From and after the effective date of any such replacement, (i) such successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” and the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(j)         Cash Collateralization. If (i) any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph or (ii) any Letter of Credit is outstanding on the Termination Date, the Borrowers shall deposit in an account with the Administrative Agent an amount in cash for the benefit of the Lenders, equal to 103% of the total L/C Exposure (“Cash Collateralize”) as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h) or (i) of Section 7.01. The Borrowers also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.10(i). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations of the Borrowers. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such accounts. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such accounts. Moneys in such accounts shall be (x) applied by the Administrative Agent to reimburse the Issuing Bank for L/C

Disbursements for which it has not been reimbursed and (y) to the extent not so applied, held for the satisfaction of the reimbursement obligations of the Borrowers for their L/C Exposure at such time, or applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived. If the Borrowers are required to provide cash collateral other than as a result of an occurrence of an Event of Default hereunder, such amount (to the extent not applied as aforesaid) shall be promptly returned to the extent that, and following such time as, after giving effect to such return: (1) the total Exposure of the Lenders does not exceed the Collateral Amount and (2) the total Exposure of the Revolving Lenders does not exceed the lesser of the Aggregate Revolving Commitments or the Revolving Borrowing Base as then in effect.

Section 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York, New York time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make each such Loan available to the Borrowers by promptly crediting the amounts so received, in like funds, to an account of the Borrowers maintained with the Administrative Agent in New York, New York and designated by the Company in the applicable Borrowing Request (the “Loan Account”); provided that any ABR Loans made to finance the reimbursement of an L/C Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank.

(b)        Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Loan to be made by such Lender on the occasion of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then such Lender and the Borrowers jointly and severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of any Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

Section 2.07. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a LIBOR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrowers may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a LIBOR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing for all purposes hereof.

(b)        To make an election pursuant to this Section, the Company shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.04 if the Company were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Company.

(c)        Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.03 and Section 2.04:

(i)            the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)           the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)          whether the resulting Borrowing is to be an ABR Borrowing or a LIBOR Borrowing; and

(iv)          if the resulting Borrowing is a LIBOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

(d)        If any such Interest Election Request requests a LIBOR Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.

(e)        Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each affected Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(f)         If the Company fails to deliver a timely Interest Election Request with respect to a LIBOR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders shall so notify the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a LIBOR Borrowing and (ii) unless repaid, each LIBOR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.08. Termination or Reduction of Commitments. (a) The Borrowers may, upon irrevocable notice from the Company to the Administrative Agent, terminate the Aggregate Revolving Commitments or the Letter of Credit Sublimit or from time to time permanently reduce the Aggregate Revolving Commitments in an aggregate amount not to exceed $75,000,000 or the Letter of Credit Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce (A) the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the total Exposure of the Revolving Lenders would exceed the Aggregate Revolving Commitments or (B) the Letter of Credit Sublimit if, after giving effect thereto, the L/C Exposure not fully Cash Collateralized in accordance with Section 2.05(j) hereunder would exceed the Letter of Credit Sublimit.

(b)        If, after giving effect to any reduction of the Aggregate Revolving Commitments the Letter of Credit Sublimit exceeds the amount of the Aggregate Revolving Commitments, such Letter of Credit Sublimit shall be automatically reduced by the amount of such excess.

(c)        The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit or the Aggregate Revolving Commitments under this Section 2.08. Upon any reduction of the Aggregate Revolving Commitments, the Revolving Commitment of each Revolving Lender shall be reduced by such Revolving Lender’s Revolving Applicable Percentage of such reduction amount. All fees (including, without limitation, Unused Fees and Letter of Credit Fees) in respect of the Aggregate Revolving Commitments, as applicable, accrued until the effective date of any termination of such Commitments shall be paid on the effective date of such termination.

(d)        Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent and may not be reinstated.

Section 2.09. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan made to the Borrowers and held by such Lender on the Termination Date.

(b)        Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c)        The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the respective Lenders and each respective Lender’s share thereof.

(d)        The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay its Loans in accordance with the terms of this Agreement.

(e)        Any Lender may request that Loans made by it to any Borrower or Borrowers be evidenced by a promissory note. In such event, each of the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.10. Prepayment of Loans. (a) Subject to the requirements of this Section and the payment of any amounts required under Section 2.15, each Borrower shall promptly prepay any Borrowing (or deposit such amounts) as may be required by this Agreement, together with any and all amounts required under Section 2.15.

(b)        Subject in the case of the Term Loans to Section 2.10(c), the Borrowers may, upon irrevocable notice from the Company to the Administrative Agent, at any time or from time to time, voluntarily prepay Loans in whole or in part without premium or penalty.

(c)        The Borrowers may not voluntarily prepay the Term Loans (other than in connection with a Repricing Transaction so long as the aggregate principal amount of the term loans under such Repricing Transactions is the same as the aggregate principal amount of the repaid Term Loans) until all Revolving Loans have been paid in full in cash, all L/C Exposures have been Cash Collateralized and the Revolving Commitments have been terminated. Any prepayment of Term Loans pursuant to this Section 2.10(c) (and any prepayment of Term Loans pursuant to a Repricing Transaction described in the immediately preceding sentence) shall be accompanied by the payment of the Term Prepayment Premium, if any is then due.

(d)        In the event and on such occasion that the total Exposure (other than with respect to the Term Loans) exceeds the lesser of the Aggregate Revolving Commitments and the Revolving Borrowing Base then in effect (a “Revolving Borrowing Base Shortfall”), each of the Borrowers shall within one (1) Business Day first prepay, the Revolving Loans and second Cash Collateralize the L/C Exposure in an aggregate amount equal to such Revolving Borrowing Base Shortfall; provided that the Borrowers shall not be required to Cash Collateralize the L/C Exposure pursuant to this Section 2.10(d) unless after the prepayment in full of the Revolving Loans, the total Revolving Exposure exceeds the lesser of the Aggregate Revolving Commitments and the Revolving Borrowing Base; provided further that if at any time following the occurrence of a Revolving Borrowing Base Shortfall (x) such event ceases to be continuing (as a result of an increase in the Revolving Borrowing Base, the Borrowers’ prepayment of Revolving Loans or otherwise) and (y) the conditions to Borrowing set forth in Section 4.03 are otherwise satisfied with respect to a Borrowing in the amount of any remaining cash collateral deposited by the Borrowers as a result of such Revolving Borrowing Base Shortfall, the Administrative Agent shall, upon the written request of the Company, return such remaining cash collateral to the Borrowers.

(e)        In the event and on such occasion that the total Exposure exceeds the Collateral Amount (a “Collateral Amount Shortfall”), each of the Borrowers shall within one (1) Business Day first prepay the Revolving Loans and second Cash Collateralize the L/C Exposure in an aggregate amount equal to such Collateral Amount Shortfall; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Exposure pursuant to this Section 2.10(e) unless after the prepayment in full of the Revolving Loans, the total Exposure exceeds the Collateral Amount. To the extent any such Collateral Amount Shortfall remains after the prepayment and collateralization required pursuant to the immediately preceding sentence, the Borrowers shall prepay the Term Loans in an amount equal to such remaining Collateral Amount Shortfall; provided further that if at any time following the occurrence of a Collateral Amount Shortfall (x) such event ceases to be continuing (as a result of an increase in the Collateral Amount, the Borrowers’ prepayment of Loans or otherwise) and (y) the conditions to Borrowing set forth in Section 4.03 are otherwise satisfied with respect to a Borrowing in the amount of any remaining cash collateral deposited by the Borrowers as a result of such Collateral Amount Shortfall, the Administrative Agent shall, upon the written request of the Company, promptly return any remaining cash collateral deposited by the Borrowers as a result of such Collateral Amount Shortfall to the Borrowers.

(f)         At any time that any Loans are outstanding, in the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party in respect of any Prepayment Event, such Loan Party shall, within one (1) Business Day after such Net Proceeds are received, prepay Borrowings in an aggregate amount equal to such Net Proceeds.

(g)        The Company shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a LIBOR Borrowing, not later than 11:00 a.m., New York, New York time, three (3) Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York, New York time, on the date of prepayment; provided that the Company shall be deemed to have given a timely notice of prepayment for the prepayment on each Business Day set forth in Section 2.10(j). Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.03, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

(h)        Each prepayment shall be applied to the applicable Loans of the applicable Lenders in accordance with their respective Applicable Percentages.

(i)         Subject to the provisions of Section 7.03, mandatory prepayments made pursuant to this Section 2.10 (other than paragraphs (d) and (e)), first, shall be applied ratably to the outstanding Revolving Loans, second, shall be used to Cash Collateralize the remaining L/C Exposure, third, shall, to the extent permitted or required in this Section 2.10, be applied ratably to the outstanding Term Loans, and, fourth, the amount remaining, if any, after the prepayment in full of all Loans outstanding at such time and the Cash Collateralization of the remaining L/C Exposure in full may be retained by the Borrowers for use in the ordinary course of business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as cash collateral shall be applied (without any further action by or notice to or from the Borrowers or any other Loan Party) to reimburse the Issuing Bank or the Lenders, as applicable.

(j)         On each Business Day, all amounts collected in (x) prior to the occurrence of the Cash Dominion Implementation Date, all DDAs and securities accounts of the Loan Parties (other than the Excluded Accounts and Disbursement Accounts) and (y) from and after the Cash Dominion Implementation Date, the Primary Concentration Account shall, in either case, be applied to the repayment of Loans in accordance with (and subject to) Section 2.10(i) above.

(k)        Any prepayment of Loans hereunder to be made with the proceeds from the incurrence of any Indebtedness may state that such prepayment is conditioned on the effectiveness of other debt facilities or instruments, and no Default or Event of Default shall occur if such prepayment is not made because such condition is not satisfied.

Section 2.11. Fees. (a) The Borrowers shall pay to the Administrative Agent, for its own account, the fees and other charges payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.

(b)        The Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender, in accordance with its Revolving Applicable Percentage, a fee, calculated on the basis of a 360 day year and actual days elapsed, equal to 0.50% per annum times the actual daily amount by which the then Aggregate Revolving Commitments exceed the sum of (A) the principal amount of Revolving Loans, then outstanding, and (B) the then L/C Exposure. The foregoing fee (the “Unused Fee”) shall accrue at all times during the L/C Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the first Business Day of each month commencing with the first such date to occur after the Effective Date, and on the last day of the L/C Availability Period. The Unused Fee shall be calculated monthly in arrears.

(c)        The Borrowers shall pay to the Administrative Agent for the account of the Lenders, on the first Business Day of each month in arrears, a fee calculated on the basis of a 360 day year and actual days elapsed (each, a “Letter of Credit Fee”), equal to the then Applicable Margin for Revolving LIBOR Loans of the average Stated Amount of Letters of Credit outstanding during the monthly period then ended.

(d)        The Borrowers shall pay directly to the applicable Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued by such Issuing Bank, at a rate equal to one-eighth of one percent (0.125%) per annum, computed on the Stated Amount of such Letter of Credit. Such fronting fees shall be due and payable on the first Business Day of each month in arrears on the basis of a 360 day year and actual days elapsed, commencing with the first such date to occur after the issuance of such Letter of Credit, on the expiration date of such Letter of Credit and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of the Letter of Credit shall be determined in accordance with Section 1.06. The Borrowers shall pay to the applicable Issuing Bank, in addition to all Letter of Credit Fees otherwise provided for hereunder, the reasonable and customary fees, costs and charges of such Issuing Bank in connection with the transfer, cancellation, issuance, negotiation, settlement, amendment and processing of each Letter of Credit issued by such Issuing Bank. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e)        All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the respective accounts of the Administrative and other Lenders as provided herein. Once due, all fees shall be fully earned and shall not be refundable under any circumstances.

Section 2.12. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin.

(b)        The Loans comprising each LIBOR Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c)        Notwithstanding the foregoing, upon the occurrence and during the continuance of a Specified Default upon delivery of notice thereof by the Administrative Agent, principal or interest on any Loan shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, two percent (2.0%) plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.12 and (ii) in the case of any other amounts, two percent (2.0%) plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section 2.12.

(d)        Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.12 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan of any Lender (other than a prepayment of an ABR Loan prior to the end of the Revolving Availability Period with respect to such Lender), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any LIBOR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)        All interest hereunder shall be computed on the basis of a year of 360 days (or 365/366 days in the case of ABR Loans), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.13. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a LIBOR Borrowing:

(a)        the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(b)        the Administrative Agent is advised by a majority in interest of the affected Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent thereafter notify the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective and (ii) if any Borrowing Request requests a LIBOR Borrowing, such Borrowing shall be made as an ABR Borrowing.

Section 2.14. Increased Costs. (a) If any Change in Law shall:

(i)         impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank;

(ii)        impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement, any Loans made by such Lender or any Letter of Credit or participation therein; or

(iii)       subject any Lender, the Issuing Bank or the Administrative Agent to any Taxes (other than (A) Indemnified Taxes or (B) Other

Connection Taxes on gross or net income, profits or revenue (including value-added or similar Taxes)) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b)        If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c)        A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)        Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any LIBOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of the acceleration of the Obligations upon the occurrence of an Event of Default or in accordance with the provisions of Section 2.10), (b) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(g) and is revoked in accordance therewith), or (d) the assignment of any LIBOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by a Borrower pursuant to Section 2.18, then, in any such event, such Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a LIBOR Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.16. Taxes. (a) Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the relevant Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all such required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the relevant Borrower shall make such deductions and (iii) the relevant Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

(b)        In addition, each of the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

(c)        Each of the Borrowers shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, Lender or Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the relevant Borrower hereunder or under any other Loan Document and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, along with a reasonably detailed explanation of the tax issue, delivered to a Borrower by a Lender or Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or Issuing Bank, shall be conclusive absent manifest error.

(d)        Each Lender shall severally indemnify the Administrative Agent for any Taxes (but, in the case of any Indemnified Taxes, only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so) attributable to each Lender that are paid or payable by the Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.16(d) shall be paid within ten (10) days after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Administrative Agent. The certificate shall be conclusive of the amount so paid or payable absent manifest error.

(e)        As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, the relevant Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f)         (i) Any Lender that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under the Loan Documents shall deliver to any Borrower and to the Administrative Agent, at the time or times reasonably requested by the relevant Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the relevant Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Lender, if requested by a Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the relevant Borrower or the Administrative Agent as will enable the relevant Borrower or the Administrative Agent to determine whether or not the Lender is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii)(A) through (E) below) shall not be required if in the Lender’s judgment such completion, execution or submission would subject the Lender to any material unreimbursed cost or expense (or, in the case of a Change in Law, any incremental material unreimbursed cost or expense) or would materially prejudice the legal or commercial position of the Lender. Upon the reasonable request of the relevant Borrower or the Administrative Agent, any Lender shall update any form or certification previously delivered pursuant to this Section 2.16(f). If any form or certification previously delivered pursuant to this Section expires or becomes obsolete or inaccurate in any respect with respect to a Lender, the Lender shall promptly (and in any event within ten (10) days after such expiration, obsolescence or inaccuracy) notify such Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so.

(ii)        Without limiting the generality of the foregoing, any Lender with respect to each Borrower shall, if it is legally eligible to do so, deliver to such Borrower and the Administrative Agent (in such number of copies reasonably requested by that Borrower and the Administrative Agent) on or prior to the date on which the Lender becomes a party hereto, duly completed and executed copies of whichever of the following is applicable:

(A)       in the case of a Lender that is a U.S. Person, IRS Form W-9 certifying that the Lender is exempt from U.S. federal backup withholding;

(B)       in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under this Agreement, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(C)       in the case of a Non-U.S. Lender for whom payments under this Agreement constitute income that is effectively connected with the Lender’s conduct of a trade or business in the United States, IRS Form W-8ECI;

(D)       in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section

881(c) of the Code, both (1) IRS Form W-8BEN and (2) a certificate to the effect that the Lender is not (w) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (x) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (y) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code or (z) conducting a trade or business in the United States with which the relevant interest payments are effectively connected;

(E)        in the case of a Non-U.S. Lender that is not the beneficial owner of payments made under this Agreement (including a partnership or a participating Lender) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D) and (F) of this paragraph (f)(ii) that would be required of each beneficial owner (or partner or Participant) if the beneficial owner (or partner or Participant) were a Lender; provided, however, that if the Lender is a partnership and one or more of its partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, the Lender may provide a U.S. Tax Certificate on behalf of the partners; or

(F)        any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. federal withholding Tax together with the supplementary documentation necessary to enable the Borrower or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld.

(iii)               If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if the Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), the Lender shall deliver to the Administrative Agent and the relevant Borrower, at the time or times prescribed by law and at such other time or times reasonably requested by the Administrative Agent or the relevant Borrower, the documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and the additional documentation reasonably requested by the Administrative Agent or the relevant Borrower as may be necessary for the Administrative Agent or the relevant Borrower to comply with its obligations under FATCA, to determine that the Lender has or has not complied with the Lender’s obligations under FATCA or to determine the amount to deduct and withhold from the payment. Solely for purposes of this Section 2.16(f)(iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(g)   If the Administrative Agent, any Lender or Issuing Bank becomes aware that it is entitled to claim a refund from a Governmental Authority in respect of Indemnified Taxes or Other Taxes as to which it has been indemnified by a Borrower, or with respect to which a Borrower has paid additional amounts pursuant to this Section 2.16, it shall promptly notify the relevant Borrower of the availability of such refund claim and shall, within 30 days after receipt of a request by the relevant Borrower, make a claim to such Governmental Authority for such refund at the relevant Borrower’s expense. If the Administrative Agent, any Lender or Issuing Bank receives a refund (including pursuant to a claim for a refund made pursuant to the preceding sentence) in respect of Indemnified Taxes or Other Taxes as to which it has been indemnified by a Borrower in which the relevant Borrower has paid additional amounts pursuant to this Section 2.16, it shall within 30 days from the date of such receipt pay over the refund to the relevant Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the relevant Borrower under this Section 2.16 with respect to Indemnified Taxes or Other Taxes giving rise to the refund), net of all out of pocket expenses of the Administrative Agent, the Lender or Issuing Bank and without interest (other than interest paid by the relevant Governmental Authority with respect to the refund); provided, however, that such Borrower, upon the request of the Administrative Agent, Lender or Issuing Bank, agrees to repay the amount paid over to the relevant Borrower (plus penalties, interest and other charges, including the reasonable fees and expenses of the Administrative Agent and Collateral Agent) to the Administrative Agent, Lender or Issuing Bank if the Administrative Agent, Lender or Issuing Bank is required to repay such refund to such Governmental Authority.

(h)   Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.16 shall survive the payment in full of the principal of and interest on all Loans and L/C Disbursements made hereunder.

(i)    Nothing contained in this Section 2.16 shall require the Administrative Agent, any Lender or the Issuing Bank to make available any of its tax returns (or any other information that it deems, in its sole discretion, to be confidential or proprietary).

Section 2.17. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Each Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees, reimbursement of L/C Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York, New York time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the

Administrative Agent at its offices at 270 Park Avenue, New York, New York except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in Dollars.

(b)   If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed L/C Disbursements, interest and fees then due hereunder in respect of Obligations, then such funds shall be applied in the order and manner set forth in Section 7.03.

(c)   If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in L/C Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in L/C Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in L/C Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in L/C Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in L/C Disbursements to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against any Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(d)   Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment by such Borrower is due to the

Administrative Agent for the account of any of the Lenders or the Issuing Bank hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of such Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

Section 2.18. Mitigation Obligations; Replacement of Lenders. (a) If any Lender (including for this purpose an Issuing Bank) requests compensation under Section 2.14, or if a Borrower is required to pay any additional amount or indemnification payment to any Lender, the Administrative Agent, or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. Each of the Borrowers hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)   If any Lender requests compensation under Section 2.14, or if a Borrower is required to pay any additional amount or indemnification payment to any Lender, the Administrative Agent, or to any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender is a Delinquent Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent and the Issuing Bank, which consents shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in L/C Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

Section 2.19. Designation of Company as Each Borrowers’ Agent. (a) Each Borrower hereby irrevocably designates and appoints the Company as such Borrower’s agent and attorney-in-fact to obtain Loans and Letters of Credit, the proceeds of which shall be available to each Borrower for such uses as are permitted under this Agreement. As the disclosed principal for its agent, each Borrower shall be obligated to the Administrative Agent and each Lender on account of Loans so made and Letters of Credit so issued as if made directly by the Lenders to such Borrower, notwithstanding the manner by which such Loans and Letters of Credit are recorded on the books and records of the Company and of any other Borrower.

(b)   Each Borrower represents to the Credit Parties that it is an integral part of a consolidated enterprise, and that each Loan Party will receive direct and indirect benefits from the availability of the joint credit facility provided for herein, and from the ability to access the collective credit resources of the consolidated enterprise which the Loan Parties comprise. Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Obligations of each of the other Borrowers as if such Borrower which is so assuming and agreeing were each of the other Borrowers.

(c)   The Company shall act as a conduit for each Borrower (including itself, as a Borrower) on whose behalf the Company has requested a Loan. None of the Agents nor any other Credit Party shall have any obligation to see to the application of such proceeds.

(d)   The authority of the Company to request Loans and Letters of Credit on behalf of, and to bind, the Borrowers, shall continue unless and until the Administrative Agent actually receives written notice of: (i) the termination of such authority; (ii) the subsequent appointment of a successor Company, which notice is signed by the respective Financial Officers of each Borrower; and (iii) written notice from such successive Company accepting such appointment and acknowledging that from and after the date of such appointment, the newly appointed Company shall be bound by the terms hereof, and that as used herein, the term “Company” shall mean and include the newly appointed Company.

Section 2.20. Priority and Liens Applicable to Loan Parties. The Borrowers hereby covenant, represent and warrant that, upon the execution of this

Agreement and upon the entry of the Interim Order (and when applicable, the Final Order), the Obligations of the Loan Parties:

(i)    pursuant to Section 364(c)(1) of the Bankruptcy Code, shall at all times constitute joint and several Superpriority Claims in the Cases (but excluding a claim on Avoidance Actions and, prior to entry of the Final Order, the proceeds of Avoidance Actions);

(ii)   pursuant to Section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a perfected first priority Lien on all real, personal, tangible and intangible property of the Loan Parties’ respective estates in the Cases (including, without limitation, all of the outstanding shares of capital stock of Subsidiaries of the Company (limited, in the case of voting capital stock of Foreign Subsidiaries, to 65% of the voting capital stock of first tier Foreign Subsidiaries to the extent a pledge of a greater percentage of such stock could reasonably be expected to result in material adverse tax consequences to the Company or any of its Subsidiaries as reasonably determined by the Company) that is not subject to valid, perfected and non-avoidable liens as of the Petition Date (other than Avoidance Actions and, prior to entry of the Final Order, the proceeds of Avoidance Actions); provided that notwithstanding such exclusion of avoidance actions, the proceeds of such actions (including, without limitation, assets as to which Liens are avoided) shall, after entry of the Final Order, be subject to such Liens under Section 364(c)(2) of the Bankruptcy Code and available to repay the Loans and all other Obligations of the Loan Parties);

(iii)  pursuant to Section 364(d) of the Bankruptcy Code, shall at all times be secured by a perfected first priority priming lien on all real, personal, tangible and intangible property of the Loan Parties subject to an existing lien securing any outstanding debt under the Prepetition Credit Facilities;

(iv)  pursuant to Section 6.1 of the Prepetition Intercreditor Agreement (and, to the extent applicable, Section 364(d) of the Bankruptcy Code), shall be secured by a perfected first priority priming Lien on all real, personal, tangible and intangible property of the Loan Parties subject to a Lien securing the Prepetition Secured Notes; and

(v)   pursuant to Section 364(c)(3) of the Bankruptcy Code, shall be secured by a perfected junior Lien upon all real, personal, tangible and intangible property of the Loan Parties’ respective estates in the Cases that is subject to valid, perfected and non-avoidable Liens in existence on the Petition Date or to valid Liens in existence on the Petition Date that are perfected subsequent to the Petition Date as permitted by Section 546(b) of the Bankruptcy Code, in each case other than the Liens securing the Prepetition Credit Facilities and Prepetition Secured Notes;

subject in the case of each of the proceeding paragraphs, only to the Carve Out, and, in each case, as set forth in the Orders (the property set forth in clauses (ii) — (v) above, the “Collateral”).

Section 2.21. Payment of Obligations. Subject to the provisions of Section 7.02, upon the maturity (whether by acceleration or otherwise) of any of the Obligations of the Loan Parties under this Agreement or any of the other Loan Documents, the Lenders shall be entitled to immediate payment of such Obligations without further application to or order of the Bankruptcy Court.

Section 2.22. No Discharge; Survival of Claims. Each Loan Party agrees that (a) its obligations hereunder shall not be discharged by the entry of an order confirming a Reorganization Plan (and each Loan Party, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (b) the Superpriority Claim granted to the Collateral Agent and the Lenders pursuant to the Orders and described in Section 2.20(i) and the Liens granted to the Collateral Agent pursuant to the Orders and described in Sections 2.20(ii), (iii) and (iv) shall not be affected in any manner by the entry of an order confirming a Reorganization Plan other than the discharge and release of such Liens and upon payment in full in cash of the Obligations (including Cash Collateralization of Letters of Credit) as provided for herein.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Until the Commitments have expired or been terminated and the principal of and interest on each Loan, all fees and other Obligations payable hereunder shall have been paid in full, and all Letters of Credit shall have expired or terminated and all L/C Disbursements shall have been reimbursed, each of the Borrowers represents and warrants to the Lenders that:

Section 3.01. Organization; Powers. Except as set forth on Schedule 3.01, each of the Company and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, subject to entry of any applicable order of the Bankruptcy Court, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

Section 3.02. Authorization; Enforceability. Subject to entry of the Interim Order (or the Final Order, when applicable), the Transactions to be entered into by each Loan Party are within such Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, equityholder action. Subject to entry of the Interim Order (or the Final Order, when applicable), this Agreement has been duly executed and delivered by each of the Borrowers and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of each such Borrower or Loan Party (as the case may be), enforceable in accordance with its terms and the Orders.

Section 3.03. Governmental Approvals; No Conflicts. Subject to entry of the Interim Order (or the Final Order, when applicable), the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and have been disclosed to the Lenders to their reasonable satisfaction, and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of the Company or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument entered into after the Petition Date binding upon the Company or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any of the Subsidiaries, except Liens created under the Loan Documents.

Section 3.04. Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Administrative Agent the financial statements required under Section 4.01(e)(i) and (ii), which financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries (other than Pathmark and its Subsidiaries) as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in Section 4.01(e)(ii).

(b)   The consolidated forecasted balance sheet, statements of income and cash flows of the Company and its Subsidiaries delivered to the Lenders were prepared in good faith on the basis of the assumptions stated therein, which assumptions were reasonable in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, a reasonable estimate of the Company’s and its Subsidiaries future financial condition and performance, and if applicable, giving pro forma effect to the Transactions.

(c)   Since September 11, 2010, there has been no Material Adverse Effect.

Section 3.05. Properties. (a) Each of the Company and the Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property (excluding, for the avoidance of doubt, intellectual property, which is the subject of Section 3.05(b)) material to its business, except for Liens permitted by Section 6.02 or other Liens reasonably acceptable to the Administrative Agent.

(b)   Each of the Company and the Subsidiaries owns, or is licensed or otherwise has a right to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.06. Litigation and Environmental Matters. (a) Except for the Cases, there are no unstayed actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any of the Borrowers, threatened against or affecting the Company or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions (other than objections or pleadings that may have been filed in the Cases with respect to the Loan Parties seeking authorization to enter into the Loan Documents and incur the Obligations under this Agreement).

(b)   Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c)   Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

Section 3.07. Compliance with Laws and Agreements. Each of the Company and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

Section 3.08. Investment Company Status. Neither the Company nor any of the Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

Section 3.09. Taxes. Each of the Company and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Section 3.10. Employee Benefit Plans. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

Section 3.11. Disclosure. To the best knowledge of the Borrowers, as of the Effective Date and as of the Revolving Loan Effective Date, the Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which the Company or any of the Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) or the Bankruptcy Court in connection with the Loan Documents contains, taken as a whole, and as of the Effective Date (or in the case of items furnished after the Effective Date, when furnished), any material misstatement of fact or omits, as of the Effective Date (or in the case of items furnished after the Effective Date, when furnished), to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time so furnished.

Section 3.12. Subsidiaries. Schedule 3.12 sets forth the name of, and the ownership interest of the Company in, each Subsidiary of the Company, in each case as of the Effective Date.

Section 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Company and the Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance, to the extent due, have been paid. The insurance maintained by or on behalf of the Company and the Subsidiaries is in full force and effect in all material respects in accordance with its terms and complies with the requirements set forth in Section 5.07.

Section 3.14. Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against the Company or any Subsidiary pending or, to the knowledge of any Borrower, threatened. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the

Company and the Subsidiaries are in compliance with the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with hours worked by or payments made to employees or any similar matters and (b) all payments due from the Company or any Subsidiary, or for which any claim may be made against the Company or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Company or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Company or any Subsidiary is bound.

Section 3.15. Security Documents. (a) The Pledge Agreement and the Interim Order (or the Final Order, when applicable) creates in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, continuing and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and the Pledged Securities (as defined in the Pledge Agreement) have been delivered to the Collateral Agent (together with stock powers or other appropriate instruments of transfer executed in blank form). Upon entry into the Interim Order (or the Final Order, when applicable) the Collateral Agent has a fully perfected Lien on, and security interest in, to and under all right, title and interest of each pledgor thereunder in such Collateral having the priority as set forth in such Order, and such security interest is in each case prior and superior in right and interest to any other Person, subject to the terms in Section 2.20 and the Orders.

(b)   The Security Agreement and the Interim Order (or the Final Order, when applicable) creates in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, continuing and enforceable security interest in the Collateral (as defined in the Security Agreement) in accordance with and subject to the terms thereof. The financing statements, releases and other filings set forth on Schedule 3.15(b) are in appropriate form and have been or will be filed in the offices reasonably acceptable to the Administrative Agent. Upon entry of and subject to the terms under the Interim Order (or the Final Order, when applicable), such filings and/or the obtaining of “control,” the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral in each case prior and superior in right to any other Person other than with respect to Liens expressly permitted by Section 6.02 hereof.

(c)   Upon entry into the Interim Order (or the Final Order, when applicable) when the Security Agreement (or a short form thereof) is filed in the United States Patent and Trademark Office and the United States Copyright Office and when financing statements, releases and other filings set forth on Schedule 3.15(c) in appropriate form are filed in the offices reasonably acceptable to the Administrative Agent, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the applicable Loan Parties in the Intellectual Property (as defined in the Security

Agreement) in accordance with and subject to the terms thereof in each case prior and superior in right to any other Person other than with respect to Liens expressly permitted by Section 6.02 hereof.

(d)   The Interim Order (or the Final Order, when applicable) (and the Mortgages, when executed and delivered), will create in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, continuing and enforceable Lien in the mortgaged property. Upon entry into the Interim Order (or the Final Order, when applicable) and the filing of the Mortgages with the appropriate Governmental Authorities, the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all mortgaged property (including without limitation the proceeds of such mortgaged property), in each case prior and superior in right to any other Person other than with respect to Liens expressly permitted by Section 6.02 hereof or other Liens reasonably acceptable to the Collateral Agent.

Section 3.16. Federal Reserve Regulations. (a) No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b)   No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose in violation of Regulation U or X or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.

Section 3.17. The Orders. On the date of the making of the Term Loans or the issuance of the initial Letters of Credit hereunder, whichever first occurs, the Interim Order will have been entered and will not have been stayed, amended, vacated, reversed or rescinded except as approved in writing by the Administrative Agent, in its sole discretion. On the date of the making of any Loan or the issuance of any Letter of Credit, the Interim Order (or the Final Order, when applicable) shall have been entered and shall not have been amended, stayed, vacated or rescinded except as approved in writing by the Administrative Agent, in its sole discretion. Upon the maturity (whether by the acceleration or otherwise) of any of the obligations of the Loan Parties hereunder and under the other Loan Documents, the Lenders shall, subject to the provisions of Section 7.02 and the Orders, be entitled to immediate payment of such obligations, and to enforce the remedies provided for hereunder, without further application to or order by the Bankruptcy Court.

ARTICLE 4

CONDITIONS

Section 4.01. Effective Date. The agreement of each Lender to make the extension of credit requested to be made by it on the Effective Date is subject to the satisfaction (or waiver in accordance with Section 9.02), prior to or concurrently with the making of such extension of credit on the Effective Date:

(a)   The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)   The Administrative Agent shall have received a favorable written opinion (addressed to the Agents, the Issuing Bank and the Lenders and dated the Effective Date) of Kirkland & Ellis LLP, counsel for the Loan Parties, substantially in the form of Exhibit H. Each of the Borrowers hereby requests such counsel to deliver such opinions.

(c)   The Administrative Agent shall have received a true and complete copy of each Loan Party’s organizational documents, an incumbency certificate for each person authorized to execute Loan Documents on behalf of a Loan Party, resolutions authorizing the due execution, delivery and performance of the Loan Documents and the Transactions and a good standing certificate from each jurisdiction where a Loan Party is organized and each jurisdiction necessary for it to carry on its business and such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d)   The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the president, a vice president or a Financial Officer of the Company, confirming compliance with the conditions set forth in this Section 4.01.

(e)   The Administrative Agent shall have received (i) the audited consolidated financial statements of the Company for the two most recent fiscal years ended prior to the Effective Date as to which such financial statements are available, (ii) unaudited interim consolidated financial statements of the Company for each fiscal four-week period and quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available and (iii) the Company’s most recent projected income statement, balance sheet and cash flows in form and substance reasonably acceptable to the Administrative Agent for the period beginning with the week that includes the Petition Date and ending on June 16, 2012 (after giving pro forma effect to the Transactions) (it being understood and agreed that receipt of the information set forth in clauses (i) - (iii) is hereby acknowledged by the Administrative Agent).

(f)    On a pro forma basis, taking into consideration the making of the Term Loan on the Effective Date, related transactions, and fees and expenses related thereto, unrestricted Cash and Cash Equivalents (excluding cash in Stores and in-transit cash) shall be at least $165,000,000 (it being agreed that Cash and Cash Equivalents subject to the Collateral Agent’s Lien and on deposit in any Blocked Account or DDA shall not constitute restricted Cash and Cash Equivalents).

(g)   The Administrative Agent shall have received a completed Revolving Borrowing Base Certificate and Collateral Amount Certificate each signed by a Financial Officer of the Company, calculating the Revolving Borrowing Base and the Collateral Amount as of a date as recent as reasonably practicable, but in any event no earlier than December 4, 2010 (or if available, no more than seven (7) Business Days prior to the most recent Saturday prior to the Effective Date) with customary supporting documentation and supplemental reporting acceptable to the Administrative Agent in its Permitted Discretion.

(h)   The Administrative Agent shall have received the results of satisfactory lien searches (including, without limitation, the results of satisfactory tax lien and judgment lien searches) showing the absence of any Liens (except for the Liens in favor of the Collateral Agent) on any of any of the Collateral other than Liens expressly permitted by Section 6.02 hereof or Liens which will be terminated on the Effective Date.

(i)    The Administrative Agent shall be satisfied that all Uniform Commercial Code financing statements required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded.

(j)    The Administrative Agent shall have received the most recently prepared asset appraisals, field audits, Phase 1 environmental review reports and such other reports, audits or certifications as it may reasonably request, together with customary reliance letters in form and substance reasonably satisfactory to the Administrative Agent to the extent available.

(k)   All necessary consents and approvals to the Transactions contemplated hereby and the continuing operations of the Company and its Subsidiaries (including shareholder approvals, if any) shall have been obtained, shall be in full force and effect and shall be satisfactory to the Administrative Agent.

(l)    Clause (b) and, to the extent required by Applicable Law, clause (h) of the Real Estate Eligibility Requirements shall have been satisfied.

(m)  There shall not have occurred since September 11, 2010 any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect.

(n)   The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

(o)   The Administrative Agent shall have received such other instruments, documents, and agreements as the Administrative Agent or its counsel may reasonably request.

(p)   The Borrowers shall have (i) retained a financial advisory firm of national standing, with the mandate, scope of work and authority of such advisory firm to be reasonably satisfactory to the Administrative Agent (it being understood and agreed that Lazard Ltd. is acceptable to the Administrative Agent) and (ii) provided reasonable access to such advisory firm to the Administrative Agent.

(q)   The Borrowers shall be in compliance with all applicable requirements of Regulations U, T and X of the Board of Governors of the Federal Reserve System.

(r)    Not later than seven (7) days following the Petition Date, the Administrative Agent shall have received a certified copy of the Interim Order by the Bankruptcy Court, which Interim Order shall (i) authorize Credit Extensions in the amounts and on the terms set forth in this Agreement, (ii) approve the Loan Documents and grant the Liens and Superpriority Claim contemplated thereby, (iii) approve the payment by the Borrowers of all of the fees provided for in this Agreement and (iv) not have been vacated, reversed, modified, amended or stayed.

(s)   The Administrative Agent shall be reasonably satisfied in form and substance with all of the “first day orders” entered at the time of commencement of the Cases.

(t)    Upon application of the proceeds of the Term Loans borrowed on the Effective Date, the Prepetition Credit Facilities shall have been repaid in full and terminated, all Liens securing the Prepetition Credit Facilities shall have been released and the Administrative Agent shall have received evidence satisfactory to it of such termination and release (it being understood and agreed that such evidence shall be a payoff letter from the administrative agent under the Prepetition Credit Facilities reasonably satisfactory to the Administrative Agent or, if such payoff letter is not available, appropriate provisions in the Interim Order confirming such termination and release).

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

Section 4.02. Revolving Loans. The obligation of a Revolving Lender to make a Revolving Loan on the occasion of any Borrowing is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

(a)   The Effective Date shall have occurred.

(b)   The Administrative Agent shall have received a certified copy of the Final Order by the Bankruptcy Court, which shall have been entered within 40 days following the entry of the Interim Order.

(c)   The Administrative Agent shall have received, in form and substance (and with results) reasonably satisfactory to it, asset appraisals relating to the assets of the Loan Parties included in the Revolving Borrowing Base or Collateral Amount as specified by the Administrative Agent, each of which shall be from firms acceptable to the Administrative Agent engaged (x) directly by the Administrative Agent or (y) by Bank of America, N.A., as agent under the Prepetition Credit Agreement, in connection with its determination of the borrowing base thereunder; provided that any such appraisal in connection with the Prepetition Credit Agreement (i) (A) relating to all such assets other than Real Estate, shall have been conducted not more than six months prior to the Revolving Loan Effective Date and (B) relating to Real Estate, shall be deemed to be not reasonably satisfactory to the Administrative Agent after March 31, 2011 and (ii) be accompanied by a customary reliance letter in form and substance reasonably satisfactory to the Administrative Agent from the firm that conducted such appraisal.

(d)   The Administrative Agent or any Person designated by the Administrative Agent shall have conducted field audits, in form and substance (and with results) reasonably satisfactory to it, relating to (i) the assets of the Loan Parties included in the Revolving Borrowing Base and the Collateral Amount, (ii) related working capital matters and financial information of the Loan Parties and (iii) related data processing and other systems of the Loan Parties.

(e)   The Administrative Agent shall have received, in form and substance (and with results) reasonably satisfactory to it, Phase 1 environmental review reports with respect to the real properties of the Borrowers and the other Loan Parties specified by the Administrative Agent in writing pursuant to this Section 4.02(e) from firms acceptable to the Administrative Agent. Any environmental hazards or liabilities identified in any such environmental review reports shall indicate the Loan Parties’ plans with respect thereto.

Section 4.03. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

(a)   The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (unless a representation or warranty is made as of a specific date, in which case such representation or warranty shall remain true and correct in all material respects as of such specified date).

(b)   At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing.

(c)   No indictment of, or institution of any legal process or proceeding against, the Company or any Loan Party, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law, which is reasonably likely to have a Material Adverse Effect shall have occurred.

(d)   The Interim Order or the Final Order, as applicable, shall be in full force and effect, and shall not have been stayed, reversed, modified or amended in any respect that the Required Lenders reasonably determine to be adverse to their interests.

Each of the Borrowers, in connection with each Borrowing, and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to have represented and warranted on the date thereof that the conditions specified in paragraphs (a) and (b) of this Section 4.03 have been satisfied at that time and that after giving effect to such extension of credit the Borrowers shall continue to be in compliance with the Revolving Borrowing Base and the Collateral Amount. The conditions set forth in this Section 4.03 are for the sole benefit of the Administrative Agent, the Issuing Bank and the Lenders and may be waived by the Administrative Agent, in whole or in part, without prejudice to the rights of the Administrative Agent, the Issuing Bank or any Lender.

Section 4.04 Conditions Precedent to the Effectiveness of this Agreement; Effect of Third Amendment and Restatement.

(a)   This Agreement shall become effective on the Amendment and Restatement Effective Date.

(b)   On the Amendment and Restatement Effective Date, each letter of credit issued and outstanding under the Existing DIP Credit Agreement shall be deemed, without further action by any party hereto, to be a Letter of Credit issued under this Agreement for all purposes of this Agreement and the other Loan Documents.

ARTICLE 5

AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan, all fees and other Obligations payable hereunder shall have been paid in full, and all Letters of Credit shall have expired or terminated and all L/C Disbursements shall have been reimbursed, each of the Borrowers covenants and agrees with the Lenders that:

Section 5.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent and each Lender (through the Administrative Agent) each of the following together with all supporting documentation as the Administrative Agent may reasonably require:

(a)   within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without any qualification or exception as to the scope of such audit or other material qualification or exception, other than a “going concern” qualification with respect to the Cases) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b)   within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the Company’s consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c)   within 45 days after the end of each of the first two (or three, in the event of a fiscal quarter having four fiscal four week periods) fiscal four-week periods of each fiscal quarter of the Company (other than the first fiscal four-week period of each fiscal year), its consolidated balance sheet, income statement and related statements of cash flows as of the end of and for such fiscal four-week periods and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(d)   concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default or an Event of Default has occurred and, if a Default or Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.12, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Company’s audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(e)   concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default or an Event of Default (which certificate may be limited to the extent required by accounting rules or guidelines);

(f)    until the delivery of financial statements under clause (a) or (b) above for the period ending August 13, 2011, within seven (7) Business Days after the end of each calendar week and thereafter, bi-weekly (so long as no Event of Default has occurred and is continuing), (i) a completed Revolving Borrowing Base Certificate and Collateral Amount Certificate calculating and certifying the Revolving Borrowing Base and the Collateral Amount, as applicable, as of the last day of such calendar week, signed on behalf of the Company by one of its Financial Officers, (ii) a rent report reflecting the date and amount of each rent payment made on account of Leases subject to a Mortgage in favor of the Collateral Agent to secure all or any portion of the Obligations, together with such supporting documentation as the Administrative Agent may reasonably request and (iii) a collateral report, including accounts receivable agings and inventory reports;

(g)   within 30 days after the beginning of each fiscal year of the Company, a reasonably detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow and availability forecast as of the end of and for each fiscal four-week period during such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available and from time to time, any significant revisions of such budget (including, without limitation, any amounts to be paid to any pension plan (including any Plan, or, the best of the Company’s knowledge, a Multiemployer Plan) or to any third party on account of any such pension plan);

(h)   within ten (10) Business Days after the end of each fiscal four-week period, (i) a reasonably detailed consolidated budget for the following fiscal month (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal month and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available and from time to time, any significant revisions of such budget and (ii) a compliance certificate in form and substance reasonable satisfactory to the Administrative Agent;

(i)    as promptly as possible, but in any event no later than three (3) Business Days after any Disposition of assets permitted by Section 6.05, a complete description of such Disposition, and with respect to a single Disposition resulting in Net Proceeds greater than $2,000,000 or a series of related Dispositions resulting in Net Proceeds greater than $5,000,000, in the aggregate, (i) the most recently delivered Revolving Borrowing Base Certificate and Collateral Amount Certificate delivered pursuant to Section 5.01(f) revised to give pro forma effect to such Disposition and (ii) any significant revisions to the budget previously delivered pursuant to clause (g) of this Section;

(j)    promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Company to its stockholders generally, as the case may be;

(k)   the financial and collateral reports described on Schedule C hereto, at the times set forth in such Schedule;

(l)    upon the reasonable request of the Administrative Agent, (i) a list of all “business associate agreements” (as such term is defined in HIPAA) that any Loan Party has entered into with any Person and true, correct and complete copies of all of such agreements; and (ii) a list of all participation agreements of the Borrowers with health maintenance organizations, insurance programs, preferred provider organizations and other third party payors;

(m)  promptly following any request thereof, such other information regarding the Eligible Leaseholds as the Administrative Agent may reasonably request;

(n)   within three (3) Business Days after the end of each calendar week, a detailed receipts and disbursements forecast for the Loan Parties in form and substance reasonably acceptable to the Administrative Agent for the 26 weeks commencing with the first day of the following calendar week, including a reconciliation of actual results to prior forecasts;

(o)   promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request; and

(p)   (i) as soon as practicable in advance of filing with the Bankruptcy Court or delivering to the Creditors’ Committee or to the U.S. Trustee, as the case may be, the Final Order and all other proposed orders and pleadings related to the Loans and the Loan Documents, any Reorganization Plan and/or any disclosure statement related thereto and (ii) substantially simultaneously with the filing with the Bankruptcy Court or delivering to the Creditors’ Committee or to the U.S. Trustee, as the case may be, all other notices, filings, motions, pleadings or other information concerning the financial condition of the Company or any of its Subsidiaries or other Indebtedness of the Loan Parties that may be filed with the Bankruptcy Court or delivered to the Creditors’ Committee or to the U.S. Trustee.

Documents required to be delivered pursuant to Section 5.01(a), Section 5.01(b) or Section 5.01(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (1) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 5.01; or (2) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (x) at the reasonable request of any Lender, the Company shall deliver paper copies of the documents requested by such Lender to the Administrative Agent for delivery to such Lender, and (y) the Company shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Loan Parties hereby acknowledge that (1) the Administrative Agent will make available to the Lenders and the Issuing Bank materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (2) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties hereby agree that so long as any Loan Party is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Loan Parties shall be deemed to have authorized the Administrative Agent, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Loan Parties or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.12); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

Section 5.02. Notices of Material Events. The Company will furnish to the Administrative Agent and each Lender (through the Administrative Agent) prompt written notice of the following:

(a)        the occurrence of any Default or Event of Default;

(b)        the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Affiliate thereof (including, without limitation, based upon any provision of any pharmaceutical law or Medicare and Medicaid program rules and regulations applicable to it, but excluding the Cases) that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c)        the occurrence of any ERISA Event that, alone or together with any other related ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and its Subsidiaries in an aggregate amount exceeding $10,000,000;

(d)        the receipt by any Loan Party of any notice from any lessor of such lessor’s intention to terminate any Lease applicable to an Eligible Leasehold,

together with a copy of all such notices of intended termination from the lessors thereunder;

(e)        the entry into or material modification of any collective bargaining agreement to which a Loan Party is or becomes a party;

(f)         the entry into or modification of any supply agreement with C&S Wholesale Grocers or other material supply contract to which a Loan Party is or becomes a party;

(g)        the filing or commencement of any material action, suit or proceeding with respect to any Lease applicable to an Eligible Leasehold; and

(h)        any other development (other than those specified above as to which the Lenders have received due notice) that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03. Information Regarding Collateral. The Company will furnish to the Administrative Agent at least fifteen (15) days (or such shorter period of time as may be agreed to by the Administrative Agent) prior written notice of any change (i) in any Loan Party’s corporate, limited liability company or partnership name, (ii) in the location of any Loan Party’s “location” (as determined under Section 9-307 of the UCC), chief executive office or principal place of business (including the establishment of any such new office or facility), (iii) in any Loan Party’s organizational structure or (iv) in any Loan Party’s Federal Taxpayer Identification Number or state organizational number. The Company agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all of the Collateral.

Section 5.04. Existence; Conduct of Business. The Company will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, taken as a whole; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

Section 5.05. Payment of Post-petition Obligations. The Company will, and will cause each of its Subsidiaries to, pay its post-petition Indebtedness and other obligations, including Tax liabilities and Lease obligations (but excluding any past due rent for “dark” Store locations), before the same shall become delinquent or in default, except where (a) (1) the validity or amount thereof is being contested in good faith by appropriate proceedings, (2) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (3) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation or the right of the lessor under such Lease to terminate such Lease, or (b) the failure to make such payment could not reasonably be expected to result in a Material Adverse Effect.

Section 5.06. Maintenance of Properties. The Company will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of the business of the Company and its Subsidiaries, taken as a whole, in good working order and condition, ordinary wear and tear excepted.

Section 5.07. Insurance. (a) The Company will, and will cause each of its Subsidiaries to: (i) maintain insurance with financially sound and reputable insurers reasonably acceptable to the Administrative Agent on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it including the insurance required pursuant to the Security Documents; (ii) maintain such other insurance as may be required by law; and (iii) upon request by the Administrative Agent, which request need not be made in writing, furnish the Administrative Agent with certificates evidencing the insurance required by this paragraph. In the event of the Company’s or Loan Parties’ failure to obtain or maintain the insurance required by this paragraph, without waiving any Event of Default occasioned thereby, the Administrative Agent shall have the right to obtain the required coverage and invoice the Company for the premium payments therefor. To the extent consistent with prudent business practice, the Company may maintain a program of self-insurance in place of any of the insurance required by this paragraph.

(b)        Fire and extended coverage policies with respect to any Collateral (i) shall not include a provision to the effect that any of the Borrowers, the Administrative Agent, the Collateral Agent, or any other party shall be a coinsurer and (ii) shall be endorsed, which endorsement shall be satisfactory in form and substance to the Collateral Agent, to name the Collateral Agent for the benefit of the Lenders, as additional insured or loss payee, as appropriate, and shall include such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders, provided that the requested provisions are available at reasonable cost. Each such policy referred to in this paragraph also shall provide that it shall not be cancelled, terminated or not renewed (x) by reason of nonpayment of premium except upon not less than 10 days’ prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral

Agent the right to cure defaults in the payment of premiums) or (y) for any other reason except upon not less than 30 days’ prior written notice thereof by the insurer to the Collateral Agent.  The Borrowers shall not permit the deductible, coverage limit or other terms of each such policy to be modified if the policy would thereafter cease to comply with Section 5.07(a) of this Agreement.  The Borrowers shall deliver to the Collateral Agent, prior to the cancellation of any such policy of insurance, a Certificate of Insurance for the replacement policy.

(c)        If at any time the area in which any Eligible Real Estate or Eligible Leaseholds are located is designated (i) a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), the Borrowers shall obtain flood insurance in such total amount as is reasonable and customary for companies engaged in the business of operating supermarkets, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time, or (ii) a “Zone 1” area, the Borrower shall obtain earthquake insurance in such total amount as is reasonable and customary for companies engaged in the business of operating supermarkets.

(d)        The Company and the Loan Parties acknowledge and agree that all income, payments and proceeds of a physical damage property insurance claim payable to them and relating to the Collateral will be received by the Company and the Loan Parties as agent hereunder for the benefit of the Lenders and, from and after the Cash Dominion Implementation Date, deposited in an account subject to a Blocked Account Agreement. Unless an Event of Default has occurred and is continuing, the Collateral Agent shall use commercially reasonable efforts to cause any insurance proceeds for which it is loss payee for the benefit of the Secured Parties to be made available to the Borrowers as promptly as practicable after receipt thereof by the Collateral Agent for application as required or otherwise permitted by the Loan Documents. The Company and the Loan Parties disclaim any right, title or interest in or to such income, payments or proceeds and hereby confirm that the Company and the Loan Parties have granted a first priority security interest to the Collateral Agent (for the benefit of the Lenders) in all such income, payments and proceeds.

(e)        The Company shall continue to maintain, for itself and its subsidiaries, a Directors and Officers insurance policy, and a “Blanket Crime” policy including employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property, and computer fraud coverage with responsible companies in such amounts as are customarily carried by business entities engaged in similar businesses similarly situated, and will upon request by the Administrative Agent, which request need not be made in writing, furnish the Administrative Agent certificates evidencing renewal of each such policy.

Section 5.08. Casualty and Condemnation. The Borrowers (a) will furnish to the Administrative Agent and each Lender (through the Administrative Agent)

prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Security Documents.

Section 5.09. Books and Records; Inspection and Audit Rights. (a) The Company will keep proper financial records in accordance with GAAP. The Company will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent in consultation with the Borrowers, upon reasonable prior notice, no less frequently than semi-annually in any period of twelve (12) consecutive months commencing on or after the Effective Date, to visit and inspect its properties, to examine and make extracts from such records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at reasonable times. The foregoing provisions are supplemental of the rights of the Administrative Agent set forth in Section 5.09(b) below.

(b)        The Company will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent (including any consultants, accountants, lawyers and appraisers retained by the Administrative Agent) in consultation with the Borrowers to conduct commercial finance examinations and appraisals of the assets included in the computation of the Revolving Borrowing Base and the Collateral Amount, including supporting systems, processes and controls, all at the expense of the Borrowers (i) subject to the provisions of clauses (ii) and (iii) below, up to two (2) times during any twelve month period, (ii) with respect to Eligible Inventory and Scripts, up to three (3) times during any twelve month period in which Excess Availability is at any time less than $150,000,000, and (iii) at any time at the request of the Administrative Agent after the occurrence and the continuation of an Event of Default. In addition to the foregoing the Administrative Agent will have the right at any time to conduct such commercial finance examinations and appraisals at the expense of the Administrative Agent from time to time. The expenses reimbursable by the Borrowers pursuant to this Section shall include the reasonable fees and expenses of any representatives retained by the Administrative Agent.

(c)        The Administrative Agent may, from time to time, engage a third party, reasonably acceptable to the Company to undertake Phase I environmental site assessments during the term of this Agreement of the Eligible Real Estate and Eligible Leaseholds. The Borrowers will, and will cause each of their Subsidiaries to, cooperate in all respects with the Administrative Agent and such third parties to enable such assessment and evaluation to be timely completed in a manner reasonably satisfactory to the Administrative Agent.

Section 5.10. Compliance with Laws. The Company will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 5.11. Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used (a) on the Effective Date, to refinance in full the indebtedness outstanding as of the commencement of the Cases under the Prepetition Credit Facilities and to pay the fees, costs and expenses incurred by the Company and its subsidiaries in connection with the Transactions and the Cases and (b) for general corporate purposes, including working capital, following commencement of the Cases. No part of the proceeds of any Loan will be used, directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Letters of Credit will be issued only for general corporate purposes.

Section 5.12. Additional Subsidiaries. If any additional Subsidiary is formed or acquired after the Effective Date or if an Immaterial Subsidiary is not dissolved or liquidated or merged into another Loan Party as contemplated by the Company, the Company will notify the Administrative Agent and the Lenders thereof and (a) the Company will cause such Subsidiary (other than a Foreign Subsidiary) (i) to become a party to (A) the Guaranty (or this Agreement if such Subsidiary shall be a Borrower hereunder by executing a Joinder in the form of Exhibit O), (B) the Indemnity, Subrogation and Contribution Agreement, (C) the Security Agreement and (D) the Pledge Agreement, in each case in the manner provided therein and within ten (10) Business Days after such Subsidiary is formed or acquired and (ii) promptly to take such actions to perfect the Liens on such Subsidiary’s assets granted under the Security Documents as the Administrative Agent or the Required Lenders shall reasonably request and (b) if any Equity Interests of such Subsidiary are owned by or on behalf of any Loan Party, the Company will cause such Equity Interests to be pledged pursuant to the Pledge Agreement within ten (10) Business Days after such Subsidiary is formed or acquired (excluding, if such Subsidiary is a Foreign Subsidiary, shares of voting stock of such Subsidiary in excess of 65% thereof).

Section 5.13. Further Assurances. (a) The Borrowers will, and will cause each other Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, intellectual property filings, termination statements, fixture filings and other documents), which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Borrowers also agree to (i) provide to the Administrative Agent from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents and (ii) cooperate in all respects with the recording of any Mortgages previously delivered to the Collateral Agent, including, without limitation, payment of any applicable mortgage recording taxes, filing fees or similar costs, which recording shall occur at the Collateral Agent’s request in its sole discretion.

(b)        During the period commencing on the Effective Date (i) the Borrowers will, and will cause each of the Subsidiaries to, use their commercially reasonable efforts to obtain lease terms in any lease entered into by any Borrower or any Loan Party after the Effective Date not expressly prohibiting the recording in the relevant real estate filing office of an appropriate memorandum of lease and the encumbrancing of the leasehold interest of such Borrower or such other Loan Party, as the case may be, in the property that is the subject of such lease and (ii) if requested by the Administrative Agent, in its Permitted Discretion, the Loan Parties shall use their commercially reasonable efforts to obtain a Priority of Claims Waiver from the holder of any Indebtedness incurred under Section 6.01(a)(vi) with respect to any Distribution Center.

(c)        The Borrowers will deliver (i) as soon as practicable and in no event no more than three (3) days following the Effective Date (which period may be extended by the Administrative Agent by up to an additional four (4) days at its discretion), evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of Section 5.07 hereof and Section 4.11 of the Security Agreement including, without limitation, insurance certificates and loss payable and additional insured endorsements, (ii) an executed Mortgage (or, if permitted by the Collateral Agent in its Permitted Discretion, an executable copy of a Mortgage) on Eligible Real Estate and Eligible Leaseholds (and all other Real Estate and Leases to the extent Mortgages may be obtained thereon after using their commercially reasonable efforts) on or prior to the applicable Mortgage Delivery Date in form and substance satisfactory to the Administrative Agent and all related opinions, surveys and other documents (including, in the case of a recorded Mortgage, title insurance policies relating thereto) required under the Real Estate Eligibility Requirements and (iii) each Collateral Document set forth on Schedule 5.13(c) (each, a “Collateral Document”), duly executed by each Loan Party thereto and delivered within the period specified in Schedule 5.13(c), together with all documents and instruments required to perfect the security interest of the Collateral Agent in the Collateral free of any other pledges, security interests or mortgages, except Liens expressly permitted hereunder, to the extent required pursuant to the Security Agreement, the Pledge Agreement and the Guaranty and cause any preexisting lien recorded in the United States Copyright Office or United States Patent and Trademark Office, as applicable, to be removed from the public record.

Section 5.14. Cash Management. (a) Annexed hereto as Schedule 5.14(a) is a schedule of all DDAs that are maintained by the Loan Parties as of the Effective Date, which schedule shall include, with respect to each depository (i) the name and address of such depository; (ii) the account number(s) maintained with such depository; and (iii) a contact person at such depository.

(b)        Annexed hereto as Schedule 5.14(b) is a list describing all arrangements to which any Loan Party is a party with respect to the payment to such Loan Party of the proceeds of all credit card charges for sales by such Loan Party as of the Effective Date.

(c)        Annexed hereto as Schedule 5.14(c) is a list describing all payors of the third party insurance provider accounts from which a Loan Party receives payments of Eligible Third Party Insurance Provider Account Receivables as of the Effective Date.

(d)        Within seven (7) Business Days after the Effective Date (or such longer time as the Administrative Agent may, in its sole discretion, agree in writing), each Loan Party shall:

(i)         deliver to the Administrative Agent notifications, substantially in the form of Exhibit I (each, a “Credit Card Notification”), which have been executed on behalf of such Loan Party and addressed to such Loan Party’s credit card clearinghouses and processors;

(ii)        deliver to the Administrative Agent notifications, substantially in the form of Exhibit J (each, an “Insurance Provider Notification”), which have been executed on behalf of such Loan Party and addressed to such Loan Party’s payors of third party insurance providers accounts; and

(iii)       deliver to the Administrative Agent a notification, substantially in the form of Exhibit L (the “Coinstar Notification”), which has been executed on behalf of the Loan Parties and addressed to Coinstar, Inc.

(e)        At the request of the Administrative Agent, each Loan Party shall deliver to the Administrative Agent notifications, substantially in the form of Exhibit M (each, a “DDA Notification”), which have been executed on behalf of each Loan Party to each depository institution with which any DDA is maintained.

(f)         As soon as practicable and in no event more than 60 days following the Effective Date (which period may be extended by the Administrative Agent by up to an additional 60 days) (the “Cash Dominion Implementation Date”), the Loan Parties shall enter into a Blocked Account Agreement, substantially in the form of Exhibit K (or in such other form reasonably acceptable to the Administrative Agent), with the banks with which such Borrower maintains

DDAs and securities accounts (other than any Excluded Accounts and Disbursements Accounts) (collectively, the “Blocked Accounts”). In addition, the Loan Parties shall cause the ACH or wire transfer on each Business Day (and whether or not there is then an outstanding balance in the Loan Account) of all available cash receipts (other than receipts on deposit in an Excluded Account or Disbursement Account) (the “Cash Receipts”) to be transferred to a concentration account maintained by the Company at JPMorgan Chase Bank and, following the Cash Dominion Implementation Date, subject to a Blocked Account Agreement (the “Primary Concentration Account”) from:

(i)         the sale of Inventory and other Collateral;

(ii)        all proceeds of collections of Accounts;

(iii)       all Net Proceeds, and all other cash payments received by a Loan Party from any Person or from any source or on account of any Prepayment Event or other transaction or event;

(iv)       the then contents of each DDA;

(v)        the then entire ledger balance of each Blocked Account; and

(vi)       the proceeds of all credit card charges.

(g)        From and after the Cash Dominion Implementation Date, the Borrowers shall accurately report to the Administrative Agent all amounts deposited in the Blocked Accounts to ensure the proper transfer of funds as set forth above. If, at any time from and after the Cash Dominion Implementation Date, any cash or cash equivalents owned by any Loan Party that constitutes Collateral are deposited to any DDA or securities account, or held or invested in any manner, other than in a Blocked Account that is subject to a Blocked Account Agreement (or (x) an Excluded Account or (y) a Disbursement Account), the Administrative Agent may require the applicable Loan Party to close such account and have all funds therein transferred to a Blocked Account, and all future deposits made to a Blocked Account which is subject to a Blocked Account Agreement.

(h)        The Loan Parties may close DDAs or Blocked Accounts and/or open new DDAs or Blocked Accounts, subject to the execution and delivery to the Administrative Agent of appropriate Blocked Account Agreements consistent with the provisions of this Section 5.14 and otherwise satisfactory to the Administrative Agent. Unless consented to in writing by the Administrative Agent, the Loan Parties shall not enter into any agreements with credit card processors other than the ones expressly contemplated herein unless contemporaneously therewith, a Credit Card Notification, is executed and delivered to the Administrative Agent.

(i)         Subject to Section 5.14(m), the Loan Parties may also maintain one or more disbursement accounts (the “Disbursement Accounts”) to be used by the Loan Parties for disbursements and payments (including payroll) in the ordinary course of business or as otherwise permitted hereunder. From and after the Cash Dominion Implementation Date, each Disbursement Account (other than an Excluded Account) shall be subject to a Springing Blocked Account Agreement. The only Disbursement Accounts as of the Effective Date are those described in Schedule 5.14(i).

(j)         Subject to the entry of a Blocked Account Agreement, the Primary Concentration Account shall at all times be under the sole dominion and control of the Administrative Agent. Each Loan Party hereby acknowledges and agrees that (i) such Loan Party shall not, without the consent of the Collateral Agent, make withdrawals from the Primary Concentration Account, (ii) the funds on deposit in the Primary Concentration Account shall at all times continue to be collateral security for all of the Obligations and (iii) the funds on deposit in the Primary Concentration Account shall be applied as provided in Section 2.10(h) or Section 7.03 of this Agreement, as applicable. In the event that, notwithstanding the provisions of this Section 5.14, any Loan Party receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall, not later than the Business Day after receipt thereof, be deposited into the Primary Concentration Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent.

(k)        Any amounts received in the Primary Concentration Account at any time when all of the Obligations have been and remain fully repaid shall be remitted to the Borrowers, if and as the Company may request.

(l)         The following shall apply to deposits and payments under and pursuant to this Agreement:

(i)         Funds shall be deemed to have been deposited to the Primary Concentration Account on the Business Day on which deposited; provided that notice of such deposit is available to the Administrative Agent by 12:00 noon, New York, New York time, on that Business Day;

(ii)        Funds paid to the Administrative Agent other than by deposit to the Primary Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds; provided that notice of such payment is available to the Administrative Agent by 12:00 noon, New York, New York time, on that Business Day;

(iii)          If notice of a deposit to a Primary Concentration Account or payment is not available to the Administrative Agent until after 12:00 noon, New York, New York time, on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 a.m., New York, New York time, on the then next Business Day;

(iv)          If any item deposited to the Primary Concentration Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrowers shall indemnify the Administrative Agent and the Lenders against all claims and losses resulting from such dishonor or return.

(m)       As soon as practicable and in no event more than 60 days following the Effective Date (which period may be extended by the Administrative Agent by up to an additional 60 days), the Loan Parties shall, other than in respect of the Excluded Accounts, maintain the Administrative Agent as their principal depository and disbursement bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business.

(n)        The Borrowers shall pay to the Administrative Agent a fee equal to the additional interest that the Borrowers would have paid in respect of ABR Revolving Loans, as if each uncollected check had not been received in the Primary Concentration Account and credited to the Borrowers until the earlier of (i) the date that such check is actually collected and (ii) three (3) Business Days after the Business Day that such check was actually received in the Primary Concentration Account. Such fee will be payable monthly in arrears on the first Business Day of the following month.

Section 5.15. Priority of Claims Waivers. Unless reserved for in accordance with the provisions hereof, the Borrowers from time to time shall promptly deliver, or cause to be promptly delivered, a Priority of Claims Waiver from each vendor, landlord, public warehouse operator or other third party bailee that has not provided a Priority of Claims Waiver in form and substance satisfactory to the Administrative Agent for each third party storage facility located in any Priming Jurisdiction.

Section 5.16. Benefit Plans Payments. The Loan Parties, Subsidiaries and all ERISA Affiliates shall make all required contributions to any Plans or Multiemployer Plans which, if not made, would reasonably be expected to result in a Material Adverse Effect unless such payment is being contested pursuant to Section 5.05 or constitutes a Prepetition Payment.

Section 5.17. Advisory Firm. The Company shall provide the Administrative Agent with reasonable access to Lazard Ltd. or any replacement or successor financial advisory firm retained by the Company or any of the other Loan Parties.

Section 5.18. Carve Out Account. Upon the occurrence of an Event of Default, the Company shall transfer from its concentration account to a segregated account not subject to the control of the Administrative Agent (the “Carve Out Account”) an amount equal to the Carve Out Cap. Proceeds on deposit in the Carve Out Account shall be available only to satisfy obligations benefitting from the Carve Out. It is understood and agreed that the Administrative Agent and the Lenders (x) shall not sweep or foreclose on cash of the Company necessary to fund the Carve Out Account and (y) shall have a security interest in any residual interest in the Carve Out Account, if any, after the payment in full of all the fees and expenses and other obligations benefiting from the Carve Out.

ARTICLE 6
NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees and other Obligations payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all L/C Disbursements shall have been reimbursed, each of the Borrowers covenants and agrees with the Lenders that:

Section 6.01. Indebtedness; Certain Equity Securities. (a) The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

(i)            Indebtedness created under the Loan Documents;

(ii)           Indebtedness existing on the Effective Date and set forth in Schedule 6.01;

(iii)          Indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; provided that Indebtedness of any Subsidiary that is not a Loan Party owing to any Loan Party shall be subject to Section 6.04;

(iv)          Guarantees by the Company of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Company or any other Subsidiary; provided that Guarantees by any Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04;

(v)           Indebtedness of the Company or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations (other than in respect of

Eligible Leaseholds) and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except to the extent of any reasonable premiums, fees and expenses incurred in connection with any such extensions, renewals and replacements) or result in an earlier maturity date or decreased weighted average life thereof; provided that (A) before and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, (B) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (C) the aggregate principal amount of Indebtedness incurred on or after the Effective Date and permitted by clauses (v), (vi), (vii) and (viii) below shall not exceed $15,000,000;

(vi)          Indebtedness of the Company or any Subsidiary relating to purchase money security interests (as defined in the New York Uniform Commercial Code, as amended); provided that (A) before and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall be subject to the limitation set forth in the proviso to clause (v) above;

(vii)         Without duplication of Indebtedness described in clause (v) hereof, Indebtedness of the Company or any Subsidiary incurred to finance the acquisition by the Company or any Subsidiary after the Effective Date of real property and improvements thereto (but not inventory or other personal property located therein), and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except to the extent of any reasonable premiums, fees and expenses incurred in connection with any such extensions, renewals and replacements) or result in an earlier maturity date or decreased weighted average life thereof; provided that (A) before and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, (B) the terms of such Indebtedness are commercially reasonable, (C) the secured recourse to the Company or any Subsidiary of such Indebtedness shall be limited to the value of the real property and improvements financed by such Indebtedness, Indebtedness, (D) no proceeds of any Loan may be used to pay for any portion of the acquisition of any such real property and improvements and (E) the aggregate principal amount of Indebtedness permitted by this clause (vii) shall be subject to the limitation set forth in the proviso to clause (v) above;

(viii)        Guarantees by the Company or any of its Subsidiaries of Indebtedness of third parties given in connection with the acquisition or improvement of real property for use in the business of the Company and its Subsidiaries shall be subject to the limitation set forth in the proviso to clause (v) above;

(ix)           software licenses required to be reflected as indebtedness on the Company’s consolidated balance sheet in an aggregate amount not exceeding $10,000,000;

(x)            without duplication of any other Indebtedness permitted hereunder, liabilities for leases of real property characterized as Indebtedness for purposes of GAAP;

(xi)           other unsecured Indebtedness in an aggregate principal amount not exceeding $10,000,000 at any time outstanding;

(xii)          the Junior DIP Facility;

(xiii)         Indebtedness arising pursuant to agreements in connection with any Dispositions of any business, assets or Equity Interests of any Subsidiary permitted under Section 6.05 hereof consisting of indemnification, adjustment of purchase price or similar obligations, or guarantees or letters of credit, bankers’ acceptances, accommodation guarantees, surety bonds or performance bonds securing any obligations of the Company or any of its Subsidiaries pursuant to such agreements, in any case incurred in connection with such permitted Disposition (other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or capital stock of such Subsidiary for the purpose of financing such acquisition);

(xiv)        Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within ten (10) Business Days of its incurrence; and

(xv)         Indebtedness arising in connection with endorsements of instruments for deposit in the ordinary course of business.

(b)        The Company will not, nor will the Company permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests.

Section 6.02. Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)        Liens created under the Loan Documents and the Blocked Account Agreements;

(b)        Permitted Encumbrances;

(c)        Lien on any property or asset of the Company or any Subsidiary existing as of the Petition Date, including the Liens set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any asset included in the determination of the Revolving Borrowing Base or the Collateral Amount, (ii) such Lien shall not apply to any other property or asset of the Company or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof, the obligations thereunder or the property or assets securing such obligations, in the case of each of subclauses (i), (ii) and (iii) above other than to the extent such Lien constitutes a Permitted Encumbrance;

(d)        any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary, (iii) such Lien (other than Permitted Encumbrances) shall not apply to any asset included in the determination of the Revolving Borrowing Base or the Collateral Amount, and (iv) such Lien shall secure only those obligations which it secures on the date of such acquisition and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (except to the extent of any reasonable premiums, fees and expenses incurred in connection with any such extensions, renewals and replacements);

(e)        Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary (other than on any Lease upon which the Collateral Agent holds a Mortgage) and accessions and improvements thereto; provided that (i) such security interests secure Indebtedness permitted by clause (v) of Section 6.01(a), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Company or any Subsidiary;

(f)         Liens of sellers of goods to any Loan Party arising under the provisions of Applicable Law similar to Article 2 of the UCC in the ordinary course of business, covering only goods (other than Inventory and Equipment (as defined in the Security Agreement) included in the Revolving Borrowing Base or the Collateral Amount), and Liens that secure Indebtedness permitted by clause (vi) of Section 6.01(a);

(g)        [Reserved].

(h)        Any right, title and interest of the landlord under any lease pursuant to which a Loan Party has a leasehold interest in any property or assets and any liens that by operation of law have been placed by such landlord on property over which any Loan Party has any real property interest;

(i)         Liens securing the Junior DIP Facility;

(j)         Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Subsidiary thereof on deposit with or in possession of such bank;

(k)        deposits in the ordinary course of business to secure liability to insurance carriers;

(l)         Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business and securing obligations (i) that are not overdue by more than thirty (30) days, or (ii) (A) that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation;

(m)       Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code (or equivalent statutes) on items in the course of collection, (ii) attaching to commodity trading accounts or other commodity brokerage amounts incurred in the ordinary course of business provided that such Liens (A) attach only to such investments and (B) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or Disposition of such investments and not any obligation in connection with margin financing; and (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;

(n)        Liens allegedly arising by operation of law, automatically and without any action by any Person to create such alleged Liens, in favor of the PBGC in connection with funding obligations relating solely to pension service accrued prior to the Petition Date; and

(o)        other Liens in an aggregate amount not to exceed $2,500,000.

Section 6.03. Fundamental Changes. (a) The Company will not, nor will it permit any Subsidiary to, merge into or consolidate or amalgamate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing (i) any Subsidiary may merge into or with the Company in a transaction in which the Company is the surviving corporation, (ii) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary and (if any party to such merger is a Loan Party) is a Loan Party, (iii) any Subsidiary (other than a Borrower) may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and the Subsidiaries, taken as a whole, and is not materially disadvantageous to the Lenders as determined by the Administrative Agent and (iv) any Immaterial Subsidiary may liquidate or dissolve; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b)        The Company will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Company will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidence of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

(a)        Cash and Cash Equivalents;

(b)        investments existing on the Effective Date and set forth on Schedule 6.04;

(c)        investments by the Company and its Subsidiaries in Equity Interests in their respective Subsidiaries; provided that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Pledge Agreement (excluding the voting capital stock of any Foreign Subsidiaries in excess of 65% of the voting capital stock of first tier Foreign Subsidiaries to the extent a pledge of a greater percentage of such stock could reasonably be expected to result in material adverse tax consequences to the Company or any of its Subsidiaries as reasonably determined by the Company), (ii) the aggregate amount of investments by Loan Parties in, and loans and advances by Loan Parties to, and Guarantees by Loan Parties of Indebtedness of, Subsidiaries that are not Loan Parties (including all such investments, loans, advances and Guarantees existing on the Effective Date) shall not exceed $5,000,000 at any time outstanding and (iii) neither the Company nor any of the Subsidiaries will create or acquire any Subsidiary after the Effective Date that is not a Loan Party;

(d)        loans or advances made by the Company to any Subsidiary and made by any Subsidiary to the Company or any other Subsidiary; provided that the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (c) above;

(e)        Guarantees constituting Indebtedness permitted by Section 6.01; provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (c) above;

(f)         investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(g)        non-cash consideration received in connection with the Disposition of any asset in compliance with Section 6.05;

(h)        other investments made after the Effective Date; provided that at any time there is any outstanding Exposure hereunder, (i) the aggregate amount of such investments shall not exceed $5,000,000 in the aggregate and (ii) immediately before and after giving effect to the making of any such investments, (A) Excess Availability shall be in an amount greater than twenty percent (20%) of the Revolving Borrowing Base), and (B) no Default or Event of Default has occurred and is continuing; and

(i)         earn-outs and other customary post-Disposition obligations arising out of Permitted Divestitures.

Section 6.05. Asset Sales. The Company will not, and will not permit any of its Subsidiaries to, sell, transfer, lease or otherwise Dispose of any asset, including any Equity Interest owned by it, nor will the Company permit any of its Subsidiaries to issue any additional Equity Interest in such Subsidiary, except:

(a)        Dispositions of inventory, used or surplus equipment, or Cash and Cash Equivalents, or the abandonment of any intellectual property, in each case in the ordinary course of business;

(b)        Dispositions to the Company or a Subsidiary; provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

(c)        Dispositions of assets that are not permitted by any other clause of this Section; provided that immediately before and after giving effect to such Disposition no Default or Event of Default has occurred or is continuing; and

provided further that the assets sold, transferred or otherwise disposed of (including assets sold, transferred or Disposed of by means of the Disposition of any Equity Interests) in reliance upon this clause (c) during the term of this Agreement shall not exceed 25% of the number of Stores of the Loan Parties as of the Effective Date;

(d)        [Reserved]

(e)        leases, subleases, licenses or sublicenses of property (excluding sale and leaseback transactions) by any Loan Party in the ordinary course of business;

(f)         Permitted Divestitures; provided that the Net Proceeds realized from the Disposition of those assets described in clause (a) of the definition of Permitted Divestitures shall be in an amount at least equal to 75% of the projected amounts set forth in the A&P DIP Budget and in clause (b) of the definition of Permitted Divestitures at least equal to the maximum amount advanced or available to be advanced against any assets included in such Disposition under the Revolving Borrowing Base and the Collateral Amount, and provided further that any Net Proceeds received by the Borrowers and the Subsidiaries in connection with each such Permitted Divestiture shall be paid to the Administrative Agent for application to the Obligations in accordance with (but only to the extent required by) the provisions of Section 2.10;

(g)        Asset Swaps, provided that the aggregate fair market value of the Stores or facilities transferred by the Borrowers and the Subsidiaries pursuant to Asset Swaps in a year shall not exceed $5,000,000;

(h)        (i) mergers and consolidations, and (ii) liquidations and dissolutions, in each case in compliance with Section 6.03(a);

(i)         sales of assets or Equity Interests of Subsidiaries acquired by the Company in its acquisition of Best Cellars, Inc. and the Subsidiaries of Best Cellars, Inc.;

(j)         Dispositions of Accounts (other than Accounts included in the calculation of the Revolving Borrowing Base or the Collateral Amount) in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy, workout or similar proceedings; and

(k)        to the extent constituting a Disposition, the granting of Liens permitted by Section 6.02 and the making of investments permitted by Sections 6.04;

provided that all Dispositions permitted hereby shall be made for fair value and at least 90% cash consideration (other than those permitted by clauses (a), (b), (h), (j) and (k) above).

Section 6.06. Sale and Leaseback Transactions. The Company will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

Section 6.07. Hedging Agreements. The Company will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate interest rate, currency or energy exposure to which the Company or any Subsidiary is exposed in the conduct of its business.

Section 6.08. Restricted Payments; Certain Payments of Indebtedness and Prepetition Obligations. (a) The Company will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so.

(b)        The Company will not, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) in respect of principal of, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any prepetition Indebtedness of the Company or any Subsidiary (other than the Prepetition Credit Facilities and any critical vendor payments or any other payments approved by the Bankruptcy Court and included in any “first day” or “second day” order).

Section 6.09. Transactions with Affiliates. The Company will not, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties (it being agreed that such condition may be satisfied by the Company’s obtaining a “fairness” opinion from a Person reasonably acceptable to the Administrative Agent), and (b) transactions between or among the Loan Parties not involving any other Affiliate.

Section 6.10. Restrictive Agreements. Except as set forth in Schedule 6.10, or in the agreements relating to the Prepetition Secured Notes, the Company will not, nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien securing Obligations or any refinancing thereof upon any property or assets actually owned by it, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to customary provisions included in licenses, contracts, leases, agreements and other instruments restricting assignment and/or encumbrance, (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

Section 6.11. Amendment of Material Documents. The Company will not, nor will it permit any Subsidiary to, amend, modify or waive any of (a) the provisions of its certificate of incorporation, by-laws or other organizational documents in a manner materially adverse to the Lenders, (b) its rights and obligations under other Material Contracts (other than those Material Contracts evidencing or relating to Indebtedness) in a manner materially adverse to the Lenders, (c) the terms of the Company’s 93/8% Senior Quarterly Interest Bonds due 2039 (“QUIBs”), the Convertible Prepetition Notes, the Prepetition Secured Notes or (d) any refinancings or replacements of any of the foregoing with Indebtedness in a manner which (i) shortens the scheduled maturity date of the QUIBs, the Convertible Prepetition Notes or the Prepetition Secured Notes other than as the result of an acceleration after the occurrence of an event of default thereunder, (ii) changes the prepayment, redemption or defeasance provisions thereof which could reasonably be expected to accelerate or shorten the time for any payments thereunder or (iii) would otherwise result in a Material Adverse Effect, provided that the foregoing shall not operate to prevent any refinancing or replacement that is not otherwise prohibited under this Agreement.

Section 6.12. Minimum Excess Availability. The Loan Parties shall not permit the sum of (x) Excess Availability and (y) Cash and Cash Equivalents held in the Segregated Account (A) at any time on or prior to August 13, 2011, to be less than $100,000,000, (B) at any time after August 13, 2011, but on or before November 5, 2011, to be less than $75,000,000 and (C) at any time after November 5, 2011, to be less than $50,000,000.

Section 6.13. Minimum Liquidity. The Company shall not permit the aggregate amount of unrestricted Cash and Cash Equivalents (including cash in Stores and in- transit cash and excluding, for the avoidance of doubt, the Segregated Account and the Carve Out Account) to be less than $100,000,000 at any given time (it being agreed that Cash and Cash Equivalents subject to the

Collateral Agent’s Lien and on deposit in any Blocked Account or DDA shall not constitute restricted Cash and Cash Equivalents).

Section 6.14. Minimum Cumulative EBITDA. (a) The Company shall not, as of each date set forth below, permit Consolidated EBITDA for the Measurement Period ending on such date to be less than the amount set forth opposite such date:

Date	Minimum Cumulative EBITDA
August 13, 2011	$0
September 10, 2011	$10,000,000
October 8, 2011	$20,000,000
November 5, 2011	$35,000,000
December 3, 2011	$50,000,000
December 31, 2011	$65,000,000
January 28, 2012	$90,000,000
February 25, 2012	$100,000,000
March 24, 2012	$110,000,000
April 21, 2012	$125,000,000

(b)         The Company shall not, as of each date set forth below, permit Consolidated EBITDA for the Measurement Period ending on such date to be less than the amount set forth opposite such date:

Date	Minimum EBITDA
May 19, 2012	$150,000,000
June 16, 2012	$175,000,000

Section 6.15. Limitation on Change in Fiscal Year. The Company will not permit its fiscal year to end on a date other than the last Saturday in the month of February in each calendar year.

Section 6.16. Chapter 11 Claims. The Company shall not, and shall not permit any other Loan Party or any other Subsidiary to, incur, create, assume, suffer to exist or permit any other Superpriority Claim which is pari passu with or senior to the claims of the Administrative Agent and the Lenders against the Loan Partners hereunder, except for the Carve Out.

Section 6.17. Lease Rejections. The Borrowers shall not, and shall not permit any other Loan Party to, pursuant to Section 365 of the Bankruptcy Code, reject a Lease or otherwise terminate a Lease (including, without limitation, as a result of the expiration of the assumption period provided for in Section 365(d)(4) of the Bankruptcy Code) without first providing 75 days’ prior written notice to the Administrative Agent (unless such notice provision is waived by the

Administrative Agent) during which time the Administrative Agent shall be permitted to find a reasonably acceptable (in the Administrative Agent’s Permitted Discretion) replacement lessee (which may include the Administrative Agent or its Affiliates) to whom such Lease may be assigned. If such a prospective assignee is timely found, the Loan Parties shall (i) not seek to reject such Lease, (ii) promptly withdraw any previously filed rejection motion and (iii) promptly file a motion seeking expedited relief and a hearing on the earliest court date available for purposes of assuming such Lease and assigning it to such assignee; provided that this Section 6.17 shall not apply to Leases that are rejected (x) pursuant to a filing on the Petition Date or (y) on the effective date of a Reorganization Plan that indefeasibly repays the Obligations in full. For the avoidance of doubt, it is understood and agreed that on or prior to the 75th day prior to the Automatic Rejection Date, the Borrowers shall have delivered (and hereby agree to deliver) written notice to the Administrative Agent of each outstanding Lease that they intend to reject (including, without limitation, through automatic rejection on the Automatic Rejection Date) from and after the date of such notice; provided that if the Borrowers fail to deliver any such notice to the Administrative Agent prior to such date with respect to any such Lease (or a notice indicating that no such Leases shall be rejected), the Borrowers shall be deemed, for all purposes hereunder (including, without limitation, the proviso in clause (g) of the definition of Eligible Leaseholds), to have delivered notice to the Administrative Agent as of such date that it intends to reject all outstanding Leases.

ARTICLE 7
EVENTS OF DEFAULT

Section 7.01. Events of Default. Events of Default. If any of the following events (“Events of Default”) shall occur:

(a)        any Loan Party shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof (including, as required under Section 2.10) or otherwise;

(b)        any Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c)        any representation or warranty made or deemed made by or on behalf of any Borrower or any other Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d)        any Borrower shall (i) fail to observe or perform any covenant, condition or agreement contained in Sections 5.01 (excluding clauses (a), (b), (c) and (i) thereof), 5.02, 5.04 (with respect to the existence of any Borrower), 5.11 or 5.14(f) or in Article VI or (ii) fail to observe or perform any covenant, condition or agreement contained in clauses (a), (b) or (c) of Section 5.01, and such failure shall continue unremedied for a period of five (5) days or (iii) fail to observe or perform any covenant, condition or agreement contained in clause (i) of Section 5.01 (subject to a grace period of up to five (5) Business Days if approved in writing by the Administrative Agent in its discretion) or (iv) fail to observe or perform any covenant, condition or agreement contained in Sections 5.07, 5.13 or 5.14 (excluding clause (f) thereof), and such failure shall continue unremedied for a period of five (5) days or (v) fail to observe or perform any covenant, condition or agreement contained in Section 5.09 and such failure shall continue unremedied for a period of fifteen (15) days;

(e)        any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof from the Administrative Agent to the Company (which notice may be given at the request of the Required Lenders);

(f)         any of the Cases shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code or any Loan Party shall file a motion or other pleading seeking the dismissal of any of the Cases under Section 1112 of the Bankruptcy Code or otherwise; a trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code, a responsible officer or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code shall be appointed in any of the Cases and the order appointing such trustee, responsible officer or examiner shall not be reversed or vacated within 60 days after the entry thereof; an order of a Bankruptcy Court shall be entered granting any Superpriority Claim (other than the Carve Out) in any of the Cases which is pari passu with or senior to the claims of the Agents and the Lenders against the Company or any Loan Party hereunder;

(g)        the Bankruptcy Court shall enter an order or orders granting relief from the automatic stay applicable under Section 362 of the Bankruptcy Code to the holder or holders of any security interest to permit foreclosure (or the granting of a deed in lieu of foreclosure or the like) on any assets of the Company or any of the Loan Parties which have a value in excess of $5,000,000 in the aggregate or permit other actions that would have a Material Adverse Effect on the Loan Parties or their estates (taken as a whole);

(h)        an order of the Bankruptcy Court shall be entered reversing, staying for a period in excess of ten (10) days, vacating or (without the written consent of the Administrative Agent) otherwise amending, supplementing or modifying the Interim Order or the Final Order in a manner which is adverse to the interests of the Lenders;

(i)         except as permitted by the Interim Order or Final Order, or as otherwise permitted by this Agreement (including in connection with adequate protection payments), or as otherwise agreed to by the Administrative Agent, the Company or any Loan Party shall make any Prepetition Payment other than Prepetition Payments authorized by the Bankruptcy Court (i) in accordance with “first day” or “second day” orders entered into on or prior to the Effective Date or other orders of the Bankruptcy Court entered with the consent of (or non-objection by) the Required Lenders, (ii) in connection with the assumption of executory contracts and unexpired leases, (iii) in respect of accrued payroll and related expenses and employee benefits as of the Petition Date and (iv) in respect of other Prepetition Payments in an aggregate amount not to exceed $7,500,000;

(j)         any Loan Party shall not comply with any terms of the Interim Order or Final Order.

(k)        any Loan Party shall file a motion seeking, or the Bankruptcy Court shall enter, an order, authorizing the sale of all or substantially all of the Loan Parties’ assets (unless such order contemplates payment in full in cash of the Obligations upon consummation of such sale, whether pursuant to a plan of reorganization or otherwise);

(l)         the Company or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any post- petition Material Indebtedness, when and as the same shall become due and payable;

(m)       any event or condition occurs that results in any post-petition Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after the giving of notice and/or the lapse of any applicable grace period) the holder or holders of any post-petition Material Indebtedness or any trustee or agent on its or their behalf to cause any post-petition Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (o) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(n)        one or more judgments for the payment of money of a post-petition liability or debt in an aggregate amount in excess of $5,000,000 in excess of amounts covered by insurance shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment;

(o)        an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(p)        any Lien purported to be created under any Security Document, the Interim Order or the Final Order shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any material portion of the Collateral, with the priority required by the applicable Security Document, Interim Order or Final Order, except as expressly permitted hereunder or thereunder; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document or any Lien granted under any Security Document or the Interim Order or the Final Order; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document or any Lien granted under any Loan Document, Interim Order or Final Order;

(q)        a Change in Control shall occur;

(r)         the occurrence of a continuing event of default on the part of the Company or any Loan Party under any Material Contract to which the Company or any Loan Party is a party that shall have resulted in the right of the other parties to such Material Contract to terminate such Material Contract;

(s)        other than in each case as permitted by Section 6.03, the determination by the Company or any Loan Party, to suspend the operation of their business in the ordinary course, liquidate all or substantially all of the Company’s or such Loan Party’s assets or employ an agent or other third party to conduct a program of closings, liquidations or “Going-Out-Of-Business” sales of all or substantially all of the business; or

(t)         any Loan Document shall not be in full force and effect.

Section 7.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may, or, at the request of the Required Lenders shall, take any or all of the following actions (with a copy to counsel for the Creditors’ Committee and to the U.S. Trustee), take one or more of the following actions, at the same or different times, in each case without further order or application of the Bankruptcy Court (provided that with respect to the enforcement of Liens or other remedies with respect to the Collateral under clause (d) below (other than the remedy set forth in Section 6.01(n) of the Security Agreement (for which no such advance notice shall be required)), the

Administrative Agent shall provide the Company (with a copy to counsel for the Creditors’ Committee and to the U.S. Trustee) with at least seven (7) days’ written notice prior to taking the action contemplated thereby; in any hearing after the giving of the aforementioned notice, the only issue that may be raised by any party in opposition thereto being whether, in fact, an Event of Default has occurred and is continuing:

(a)        declare the Commitment of each Lender to make Loans and any obligation of the Issuing Bank to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)        declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties;

(c)        require that the Loan Parties Cash Collateralize the L/C Exposure; and

(d)        whether or not the maturity of the Obligations shall have been accelerated pursuant hereto, may (and at the direction of the Required Lenders, shall) proceed to protect, enforce and exercise all rights and remedies of the Credit Parties under this Agreement, any of the other Loan Documents or Applicable Law, including, but not limited to, by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Credit Parties.

No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of Applicable Law.

Section 7.03. Application of Funds. After the exercise of remedies provided for in Section 7.02, any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations (excluding the Other Liabilities) constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and the Collateral Agent and amounts payable under Article II payable to the Administrative Agent and the Collateral Agent), each in its capacity as such;

Second, to payment of that portion of the Obligations (excluding the Other Liabilities) constituting indemnities, expenses, and other amounts (other than principal, interest and fees) payable to the Revolving Lenders and the Issuing Bank, ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Revolving Loans, L/C Exposure and such other Obligations, and fees (including Letter of Credit Fees), ratably among the Revolving Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Revolving Loans and unreimbursed L/C Disbursements, ratably among the Revolving Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the Issuing Bank, to Cash Collateralize that portion of L/C Exposure comprised of the aggregate undrawn amount of Letters of Credit;

Sixth, to payment of all other Obligations (including without limitation the cash collateralization of unliquidated indemnification obligations, but excluding any Other Liabilities), ratably among the Credit Parties other than the Term Lenders, their Affiliates and any Related Party of the foregoing in proportion to the respective amounts described in this clause Sixth held by them;

Seventh, to payment of that portion of the Obligations arising from Cash Management Services, ratably among the Credit Parties in proportion to the respective amounts described in this clause Seventh held by them;

Eighth, to payment of all other Obligations arising from Bank Products, ratably among the Credit Parties in proportion to the respective amounts described in this clause Eighth held by them;

Ninth, ratably to pay any fees, indemnities, expenses and other amounts then due to the Term Lenders, their Affiliates and the Related Parties of the foregoing until paid in full;

Tenth, ratably to pay accrued and unpaid interest in respect of the Term Loans until paid in full;

Eleventh, ratably to pay principal due in respect of Term Loans until paid in full;

Twelfth, to payment of all other Obligations (including without limitation the cash collateralization of unliquidated indemnification obligations, but excluding any Other Liabilities) to the Term Lenders, their Affiliates and the Related Parties of the foregoing; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Loan Parties or as otherwise required by Applicable Law.

Subject to Section 2.05, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

ARTICLE 8
THE AGENTS

Section 8.01. Appointment and Administration by Administrative Agent. Each Lender and each Issuing Bank hereby irrevocably designate JPMorgan Chase Bank as Administrative Agent under this Agreement and the other Loan Documents. The general administration of the Loan Documents shall be by the Administrative Agent. The Lenders and each Issuing Bank each hereby (a) irrevocably authorizes the Administrative Agent (i) to enter into the Loan Documents to which it is a party, and (ii) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto, and (b) agrees and consents to all of the provisions of the Security Documents. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the other Loan Documents, nor shall it have any fiduciary relationship with any other Credit Party, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

Section 8.02. Appointment of Collateral Agent. Each Lender and each Issuing Bank hereby irrevocably designate JPMorgan Chase Bank as Collateral Agent under this Agreement and the other Loan Documents. The Lenders and each Issuing Bank each hereby (a) irrevocably authorizes the Collateral Agent (i) to enter into the Loan Documents to which it is a party, and (ii) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto, and (b) agrees and consents to all of the provisions of the Security Documents. All Collateral shall be held or administered by the Collateral Agent (or its duly-appointed agent) for its own benefit and for the ratable benefit of the other Credit Parties in their capacity as such shall not be required to execute any instruments, documents or agreements and shall not be named in any Security Documents as a party thereto). Any proceeds received by the Collateral Agent from the foreclosure, Disposition of any of the Collateral and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents shall be paid over to the Administrative Agent for application as provided in this Agreement and the other Loan Documents. The Collateral Agent shall have no duties or responsibilities except as set forth in this Agreement and the other Loan Documents, nor shall it have any fiduciary relationship with any other Credit Party, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Collateral Agent .

Section 8.03. Agreement of Applicable Lenders. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Lenders, action shall be taken by the Administrative Agent, for and on behalf or for the benefit of all Credit Parties upon the direction of the requisite percentage of Lenders, and any such action shall be binding on all Credit Parties. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 9.02.

Section 8.04. Liability of Agents. (a) The Agents, when acting on behalf of the Credit Parties, may execute any of their respective duties under this Agreement by or through any of its officers, agents and employees, and no Agent nor its respective directors, officers, agents or employees shall be liable to any other Credit Party for any action taken or omitted to be taken in good faith, or be responsible to any other Credit Party for the consequences of any oversight or error of judgment, or for any loss, except to the extent of any liability imposed by law by reason of such Agent’s own gross negligence, bad faith or willful misconduct. No Agent or its respective directors, officers, agents and employees shall in any event be liable to any other Credit Party for any action taken or omitted to be taken by it pursuant to instructions received by it from the requisite percentage of Lenders, or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, no Agent or any of its respective directors, officers, employees, or agents shall be: (i) responsible to any other Credit Party for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any recital, statement, warranty or representation in, this Agreement, any other Loan Document or any related agreement, document or order; (ii) required to ascertain or to make any inquiry concerning the performance or observance by any Loan Party of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents; (iii) responsible to any other Credit Party for the state or condition of any properties of the Loan Parties or any other obligor hereunder constituting Collateral for the Obligations or any information contained in the books or records of the Loan Parties; (iv) responsible to any other Credit Party for the validity, enforceability, collectability, effectiveness or genuineness of this Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) responsible to any other Credit Party for the validity, priority or perfection of any Lien securing or purporting to secure the Obligations or for the value or sufficiency of any of the Collateral.

(b)        The Agents may execute any of their duties under this Agreement or any other Loan Document by or through its agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the other Loan Documents. The Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

(c)        None of the Agents nor any of their respective directors, officers, employees, or agents shall have any responsibility to any Loan Party on account of the failure or delay in performance or breach by any other Credit Party (other than by each such Agent in its capacity as a Lender) of any of its respective obligations under this Agreement or any of the other Loan Documents or in connection herewith or therewith.

(d)        The Agents shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by them to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Loan Parties), independent accountants and other experts selected by any Loan Party or any Credit Party. The Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless they shall first receive such advice or concurrence of the requisite percentage of the Lenders as it deems appropriate or they shall first be indemnified to its satisfaction by the other Credit Parties against any and all liability and expense which may be incurred by them by reason of the taking or failing to take any such action.

Section 8.05. Notice of Default. The Agents shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless such Agent has actual knowledge of the same or has received notice from a Credit Party or Loan Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that an Agent obtains such actual knowledge or receives such a notice, such Agent shall give prompt notice thereof to each of the other Credit Parties. Upon the occurrence of an Event of Default, the Administrative Agent shall (subject to the provisions of Section 9.02) take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Administrative Agent shall have received such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Credit Parties. In no event shall the Administrative Agent be required to comply with any such directions to the extent that the Administrative Agent believes that its compliance with such directions would be unlawful.

Section 8.06. Credit Decisions. Each Credit Party (other than the Agents) acknowledges that it has, independently and without reliance upon the Agents or any other Credit Party, and based on the financial statements prepared by the Loan Parties and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Loan Parties and has made its own decision to enter into this Agreement and the other Loan Documents. Each Credit Party (other than the Agents) also acknowledges that it will, independently and without reliance upon the Agents or any other Credit Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents.

Section 8.07. Reimbursement and Indemnification. Each Credit Party (other than the Agents in such capacity) agrees to (i) reimburse the Agents and their Affiliates for such Credit Party’s Applicable Percentage of (A) any expenses and fees incurred by any Agent for the benefit of Credit Parties under this Agreement and any of the other Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Credit Parties, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Loan Parties and (B) any expenses of any Agent incurred for the benefit of the Credit Parties that the Loan Parties have agreed to reimburse pursuant to this Agreement or any other Loan Document and have failed to so reimburse and (ii) indemnify and hold harmless each Agent and any of its Affiliates, directors, officers, employees, or agents, on demand, in the amount of such Credit Party’s Applicable Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any Credit Party in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by it or any of them under this Agreement or any of the other Loan Documents to the extent not reimbursed by the Loan Parties, including, without limitation, costs of any suit initiated by any Agent against any Credit Party (except such as shall have been determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent); provided, however, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Credit Party in its capacity as such. The provisions of this Section 8.07 shall survive the repayment of the Obligations and the termination of the Commitments.

Section 8.08. Rights of Agents. It is understood and agreed that the Agents shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as their rights and powers under other agreements and instruments to which they are or may be party, and engage in other transactions with the Loan Parties, as though they were not the Agents. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Loan Parties and their Affiliates as if it were not an Agent hereunder.

Section 8.09. Notice of Transfer. The Administrative Agent may deem and treat a Lender party to this Agreement as the owner of such Lender’s portion of the Obligations for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 9.04.

Section 8.10. Successor Agents. Any Agent may resign at any time by giving thirty (30) Business Days’ written notice thereof to the other Credit Parties and the Company. Upon any such resignation of an Agent, the Required Lenders shall have the right to appoint a successor Agent, which, so long as there is no Event of Default, shall be reasonably satisfactory to the Company (whose consent in any event shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders and/or none shall have accepted such appointment within thirty (30) days after the retiring Agent’s giving of notice of resignation, the retiring Agent may, on behalf of the other Credit Parties, appoint a successor Agent which shall be a Person capable of complying with all of the duties of such Agent hereunder (in the opinion of the retiring Agent and as certified to the other Credit Parties in writing by such successor Agent) which, so long as there is no Event of Default, shall be reasonably satisfactory to the Company (whose consent shall not in any event be unreasonably withheld or delayed). Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement.

After any retiring Agent’s resignation hereunder as such Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement.

Section 8.11. Relation Among the Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of any Agent) authorized to act for, any other Lender.

Section 8.12. Reports And Financial Statements. By signing this Agreement, each Lender:

(1)                                  agrees to furnish the Administrative Agent on the Effective Date and on the first day of each month with a summary of all Other Liabilities due or to become due to such Lender, the calculation of the amount of such Other Liabilities for purposes of determining Reserves shall be subject to the reasonable approval of the Administrative Agent; in connection with any distributions to be made hereunder, the Administrative Agent shall be entitled to assume that no amounts are due to any Lender on account of Other Liabilities unless the Administrative Agent has received written notice thereof from such Lender;

(2)                                  is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Company hereunder (including, without limitation, those described in Sections 5.01(a) through (d) hereof) and all commercial finance examinations and appraisals of the Collateral received by the Administrative Agent (collectively, the “Reports”);

(3)                                  expressly agrees and acknowledges that the Administrative Agent (i) makes no representation or warranty as to the accuracy of the Reports, and (ii) shall not be liable for any information contained in any Report;

(4)                                  expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Administrative Agent or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;

(5)                                  agrees to keep all Reports confidential in accordance with Section 9.12; and

(6)                                  without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Administrative Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans of the Borrowers; and (ii) to pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Administrative Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 8.13. Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Agents and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other Applicable Law of the United States of America can be perfected only by possession. Should any Lender (other than an Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor, shall deliver such Collateral to the Collateral Agent or otherwise deal with such Collateral in accordance with the Collateral Agent’s instructions.

Section 8.14. Delinquent Lender. (a) If for any reason any Lender with a Commitment shall (x) fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its Applicable Percentage of any Loans, fees, expenses or setoff or purchase its Applicable Percentage of a participation interest in the L/C Exposure or (y) have notified the Borrower or any other Loan Party in writing, or made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement or any other syndicated credit facility (a “Delinquent Lender”) and such failure is not cured within ten (10) days of receipt from the Administrative Agent of written notice thereof, then, in addition to the rights and remedies that may be available to the other Credit Parties, the Loan Parties or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender’s right to participate in the administration of, or decision-making rights related to, the Obligations, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal and the Exposure and unused Commitments of any Delinquent Lender shall be excluded for purposes of making a determination of Required Lenders, (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Loan Parties, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders with a Commitment for application to, and reduction of, their proportionate shares of all outstanding Obligations until, as a result of application of such assigned payments such Lenders’ respective Applicable Percentages of all outstanding Obligations shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency and (iii) at the option of the Administrative Agent, any amount payable to such Delinquent Lender hereunder (whether on account of principal, interest, fees or otherwise) shall, in lieu of being distributed to such Delinquent Lender, be retained by the Administrative Agent as cash collateral for future funding obligations of the Delinquent Lender in respect of any Loan or existing or future participating interest in any Letter of Credit. The Delinquent Lender’s decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its Applicable Percentage of any Obligations, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the rate set forth in Section 2.12(c) hereof from the date when originally due until the date upon which any such amounts are actually paid.

(b)        The Company or the Administrative Agent shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to cause the termination and assignment, without any further action by a Delinquent Lender or Deteriorating Lender, for no cash consideration (pro rata, based on the respective Commitments of those Lenders electing to exercise such right), of a Delinquent Lender’s or Deteriorating Lender’s Commitment to fund future Loans or participations in Letters of Credit. Upon any such purchase of the Applicable Percentage of any Delinquent Lender or Deteriorating Lender, the Delinquent Lender’s or Deteriorating Lender’s share in future Credit Extensions and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender or Deteriorating Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance; provided that such termination and assignment will not be deemed to be a waiver or release of any claim the Loan Parties, the Administrative Agent, the Issuing Bank or any Lender may have against such Delinquent Lender or Deteriorating Lender.

(c)        Each Delinquent Lender shall indemnify the Administrative Agent and each non-Delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable and documented attorneys’ fees and funds advanced by the Administrative Agent or by any non-Delinquent Lender, on account of a Delinquent Lender’s failure to timely fund its Applicable Percentage of a Loan or to otherwise perform its obligations under the Loan Documents.

(d)        Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender becomes a Delinquent Lender or a Deteriorating Lender, then the following provisions shall apply for so long as such Lender is a Delinquent Lender or Deteriorating Lender:

(i)    fees shall cease to accrue on the unfunded portion of the Commitment of such Delinquent Lender or Deteriorating Lender pursuant to Section 2.11(b);

(ii)   if any L/C Exposure exists at the time such Lender becomes a Delinquent Lender or Deteriorating Lender then:

(A)            all or any part of the L/C Exposure of such Delinquent Lender or Deteriorating Lender shall be reallocated among the Revolving Lenders that are not Delinquent Lenders and not Deteriorating Lenders (the “Performing Lenders”) in accordance with their respective Applicable Revolving Percentages but only to the extent the sum of all Performing Lenders’ Revolving Exposures plus such Delinquent Lender’s or Deteriorating Lender’s L/C Exposure does not exceed the total of all Performing Lenders’ Revolving Commitments;

(B)            if the reallocation described in clause (A) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent Cash Collateralize for the benefit of the Issuing Bank only the Borrowers’ obligations corresponding to such Delinquent Lender’s or Deteriorating Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such L/C Exposure is outstanding;

(C)            if the Borrowers Cash Collateralize any portion of such Delinquent Lender’s or Deteriorating Lender’s L/C Exposure pursuant to clause (B) above, the Borrowers shall not be required to pay any fees to such Delinquent Lender or Deteriorating Lender pursuant to Section 2.11(c) with respect to such Defaulting Lender’s L/C Exposure during the period such Delinquent Lender’s or Deteriorating Lender’s L/C Exposure is Cash Collateralized;

(D)            if the L/C Exposure of the Performing Lenders is reallocated pursuant to clause (A) above, then the fees payable to the Revolving Lenders pursuant to Section 2.11(b) and 2.11(c) shall be adjusted in accordance with such Performing Lenders’ Applicable Percentages; and

(E)             if all or any portion of such Delinquent Lender’s or Deteriorating Lender’s L/C Exposure is neither reallocated nor Cash Collateralized pursuant to clause (A) or (B) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all fees that otherwise would have been payable to such Delinquent Lender or Deteriorating Lender pursuant to Section 2.11(b) (solely with respect to the portion of such Delinquent Lender’s or Deteriorating Lender’s Commitment that was utilized by such L/C Exposure) and letter of credit fees payable under Section 2.11(c) with respect to such Delinquent Lender’s or Deteriorating Lender’s L/C Exposure shall be payable to the Issuing Bank until and to the extent that such L/C Exposure is reallocated and/or Cash Collateralized.

(iii)          so long as such Lender is a Delinquent Lender or Deteriorating Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Delinquent Lender’s or Deteriorating Lender’s then outstanding L/C Exposure will be 100% covered by the Commitments of the Performing Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.05(j), and any newly issued or increased Letter of Credit shall be allocated among Performing Lenders in a manner consistent with Section 8.14(d)(ii)(A) (and such Delinquent Lender or Deteriorating Lender shall not participate therein).

Section 8.15. Collateral and Guaranty Matters. (a) Subject to the provisions of Section 8.14(b), the Lenders and the Issuing Bank irrevocably authorize the Administrative Agent,

(i)            to release or direct the Collateral Agent to release any Lien on any property granted to or held by the Collateral Agent or the Administrative Agent under any Loan Document (A) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (B) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document or (C) if approved, authorized or ratified in writing in accordance with Section 9.02;

(ii)           to release any Loan Party from its obligations under the Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

(iii)          to subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s or the Collateral Agent’s authority, as applicable, to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Documents pursuant to this Section 8.15. In each case as specified in this Section 8.15, the Administrative Agent and the Collateral Agent will, at the Company’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Loan Party from its obligations under the Loan Documents, in each case in accordance with the terms of the Loan Documents and this Section 8.15.

Section 8.16. Syndication Agents; Documentation Agents. Notwithstanding the provisions of this Agreement or any of the other Loan Documents, no Person who is or becomes a “syndication agent” or a “documentation agent” shall have any powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents.

ARTICLE 9
MISCELLANEOUS

Section 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)            if to any Borrower, to it in care of the Company at Two Paragon Drive, Montvale, New Jersey 07645, Attention of the Treasurer (Telecopy No. (201) 571-8036) with a copy to (A) the Company at Two Paragon Drive, Montvale, New Jersey 07645, Attention of the Office of General Counsel (Telecopy No. (201) 571-8106) and (B) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attention: Leonard Klingbaum, Esq. (Telecopy No. (212) 446-6460) (E-Mail to leonard.klingbaum@kirkland.com);

(ii)           if to the Administrative Agent, to (A) JPMorgan Chase Bank, N.A., One Chase Square, T-25, Rochester, New York, 14643, Attention: Marie C. Duhamel (Telecopy No. 585-797-2960) (E-Mail to marie.duhamel@chase.com) and (B) JPMorgan Chase & Co., 10 South Dearborn Street, Floor 22, Chicago, Illinois 60603, Attention: Justin P. Anderson (Telecopy No. (312) 732-7607) (E-Mail to justin.p.anderson@chase.com);

(iii)          if to the Issuing Bank, to (A) JPMorgan Chase Bank, N.A., One Chase Square, T-25, Rochester, New York, 14643, Attention: Marie C. Duhamel (Telecopy No. 585-797-2960) (E-Mail to marie.duhamel@chase.com) and (B) JPMorgan Chase & Co., 10 South Dearborn Street, Floor 22, Chicago, Illinois 60603, Attention: Justin P. Anderson (Telecopy No. (312) 732-7607) (E-Mail to justin.p.anderson@chase.com);

(iv)          if to the Collateral Agent, to (A) JPMorgan Chase Bank, N.A., One Chase Square, T-25, Rochester, New York, 14643, Attention: Marie C. Duhamel (Telecopy No. 585-797-2960) (E-Mail to marie.duhamel@chase.com) and (B) JPMorgan Chase & Co., 10 South

Dearborn Street, Floor 22, Chicago, Illinois 60603, Attention: Justin P. Anderson (Telecopy No. (312) 732-7607) (E-Mail to justin.p.anderson@chase.com); and

(v)           if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

(b)        Notices and other communications to the Lenders and the Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the Issuing Bank pursuant to Article II if such Lender or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient; and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)        The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER

MATERIALS OR THE PLATFORM. In no event shall the Agents or any of their Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, the Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Loan Parties’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender, the Issuing Banks or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

Section 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.

(b)        Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders, or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agent that is a party thereto and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders (other than an amendment or modification (x) to the names of the syndication agents and documentation agents on the cover page of this Agreement or (y) to correct, amend, cure any ambiguity or inconsistency or defect or correct any typographical error or other manifest error in this Agreement or any other Loan Document, which may be amended or modified by the agreement of the Company and the Administrative Agent); provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii)

reduce the principal amount of any Loan or unreimbursed L/C Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan under Section 2.09 or the required date of reimbursement of any L/C Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Sections 2.17(b), 2.17(c) or 7.03, without the written consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) directly or indirectly, whether by amendment, waiver or otherwise add additional categories of assets to the Collateral Amount (e.g. intellectual property) without the written consent of each Lender, (vii) increase the total Commitments, without the written consent of each Lender, (viii) release any Loan Party from its Guarantee under the Guaranty (except as expressly provided in the Guaranty), or limit its liability in respect of such Guaranty, without the written consent of each Lender or (ix) release all or substantially all of the Collateral from the Liens of the Security Documents (except with respect to sales or transfers of, and other transactions relating to, Collateral permitted pursuant to the Loan Documents), without the written consent of each Lender; provided further that no such agreement shall (x) directly or indirectly (1) increase any of the advance rates contained in the Revolving Borrowing Base or add additional categories of assets to the Revolving Borrowing Base (e.g. intellectual property), without the written consent of (I) each Revolving Lender and (II) Lenders holding a majority of the outstanding Term Loans, (2) change any other provisions of the definitions of “Revolving Borrowing Base” in a manner adverse to the interests of the Revolving Lenders or in a manner that would make more credit available to the Borrowers under the Revolving Borrowing Base, without the written consent of (I) the Super-Majority Revolving Lenders and (II) Lenders holding a majority of the outstanding Term Loans or (3) change any provisions relating to the conditions precedent to the payment or prepayment of the Revolving Loans, the reduction or termination of the Revolving Commitments, or the conditions to the making of Revolving Loans under Section 2.01 hereof without the written consent of the Super-Majority Revolving Lenders, (y) amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank or the Collateral Agent without the prior written consent of the Administrative Agent or the Issuing Bank or the Collateral Agent, as the case may be or (z) amend Section 6.12, 6.13 or 6.14 or any definitions used therein, the definition of “Collateral Amount” (other than adding additional categories of assets thereto) and the defined terms used therein or the definition of “Excess Availability” without the prior written consent of (1) Revolving Lenders holding a majority of the Revolving Exposure and unused

Revolving Commitments and (2) Lenders holding a majority of the outstanding Term Loans.

(c)        If any Lender refuses to consent to any amendment or modification to or waiver of any Loan Document requested by the Company that requires the consent of all Lenders or all affected Lenders in accordance with this Section 9.02, and such amendment, modification or waiver is consented to by the applicable Required Lenders (a “Non-Consenting Lender”), then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in L/C Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts).

Section 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers agree, jointly and severally, to pay (i) all reasonable and documented expenses (including, without limitation, the fees and expenses incurred in connection with any field examination and any appraisal of any of the Collateral, any environmental reviews, and the reasonable fees and documented expenses of other advisors and professionals engaged by the Administrative Agent or the Lead Arranger in consultation with the Company) incurred by any Agent, the Lead Arranger and their respective Affiliates, including the reasonable and documented fees, charges and disbursements of one primary counsel designated by the Administrative Agent (and appropriate local counsel in applicable local jurisdictions, but limited to one local counsel in each such jurisdiction) for the Agents and the Lead Arranger, in connection with the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of the Loan Documents or any amendments, supplements, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket and documented expenses (including the reasonable and documented fees, charges and disbursements of any counsel for the Agents, the Issuing Bank and/or any Lender) incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket and documented expenses incurred by any Agent, the Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of any counsel or other professional consultants for any Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of their rights in connection with the Loan Documents, including their rights under this Section, or in connection with the Loans made or Letters of

Credit issued hereunder, including all such out-of-pocket expenses (including the reasonable fees, charges and disbursements of any counsel or other professional consultants for any Agent, the Issuing Bank or any Lender) incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided that the Agents, Issuing Banks and Lenders shall be entitled to reimbursement for no more than one counsel representing all such parties as designated by the Administrative Agent (and appropriate local counsel in applicable local jurisdictions, but limited to one local counsel in each such jurisdiction, as designated by the Administrative Agent) (absent a conflict of interest in which case the Agents, Issuing Bank and Lenders who are similarly situated may engage and be reimbursed for additional counsel).

(b)        The Borrowers agree, jointly and severally, to indemnify the Agents, the Lead Arranger, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless (on an after tax basis) from, any and all losses, claims, causes of action, damages, liabilities, settlement payments, costs and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Company or any of its subsidiaries, or any Environmental Liability related to the operations of the Company or any of its subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, costs or related expenses (A) are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence, bad faith, or willful misconduct of such Indemnitee, (B) relate to Hazardous Materials that first arise at any property owned by a Borrower after such property is transferred to any Indemnitee or its successors and assigns by foreclosure, deed in lieu of foreclosure or similar transfer or (C) arise from a dispute solely among Indemnitees, other than (x) any losses, claims, damages, liabilities or costs incurred by or asserted against any Agent, the Lead Arranger or the Issuing Bank acting in such capacity or fulfilling such role or any similar role under this Agreement or any Loan Document, and (y) any losses, claims, damages, liabilities or costs arising out of any act or omission on the part of the Company or its Subsidiaries.

(c)        To the extent that the Borrowers fail to pay any amount required to be paid by them to any Agent, the Lead Arranger or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Collateral Agent, the Lead Arranger or the Issuing Bank, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Agent, the Lead Arranger or the Issuing Bank in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its Applicable Percentage.

(d)        To the extent permitted by Applicable Law, none of the Borrowers shall assert, and each of the Borrowers hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e)        All amounts due under this Section shall be payable promptly after written demand therefor.

(f)         For the avoidance of doubt, this Section 9.03 shall not apply to Tax matters, which shall be governed exclusively by Section 2.16.

Section 9.04. Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 9.04(b), (ii) by way of participation in accordance with the provisions of Section 9.04(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 9.04(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 9.04(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Credit Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)        Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 9.04(b), participations in L/C Exposure) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)           Minimum Amounts:

(A)            in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, no minimum amount need be assigned; and

(B)            in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date, shall not be less than $5,000,000, in the case of a Revolving Commitment, and $1,000,000, in the case of a Term Loan, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii)          Proportionate Amounts. Each partial assignment by a Revolving Lender shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to such Lender’s Revolving Commitment;

(iii)         Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)       the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments except in respect of any Term Loan if such assignment is to a Person that is a Lender, an Affiliate of such Lender or an Approved Fund of such Lender; and

(B)        the consent of the Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

(iv)        Assignment and Acceptance. The parties to each assignment (other than assignments by a Lender to its Affiliate or an Approved Fund of such Lender or pursuant to Sections 2.18 or 9.04(f)) shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrowers (at their expense) shall execute and deliver a promissory note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.04(d).

(c)        Register. (i) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal and interest amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(ii)          Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 9.04(b) and any written consent to such assignment required by Section 9.04(b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Assignment unless it has been recorded in the Register as provided in this paragraph.

(d)        Participations. Any Lender may at any time, without the consent of, or notice to, the Loan Parties or the Administrative Agent, sell participations to any Person (other than a natural person or the Loan Parties or any of the Loan Parties’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (x) such Lender’s obligations under this Agreement shall remain unchanged, (y) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (z) the Loan Parties, the Administrative Agent, the Collateral Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, supplement, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, supplement, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to Section 9.04(c), each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations of such Sections) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

(e)        Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(f) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register in the United States on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(f)         Certain Pledges. Any Lender may at any time grant, pledge, hypothecate or assign a security interest in all or any portion of its rights under this Agreement (including under its promissory note, if any) to secure obligations of such Lender, including any grant, pledge, hypothecation or assignment to secure obligations to a Federal Reserve Bank, and none of the restrictions or conditions set forth in this Section 9.04 related to any grant, pledge, hypothecation or assignment shall apply to any such grant, pledge, hypothecation or assignment of a security interest; provided that no such grant, pledge, hypothecation or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such grantee, pledgee, hypothecatee or assignee for such Lender as a party hereto.

(g)        Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)        Resignation as Issuing Bank after Assignment. Notwithstanding anything to the contrary contained herein, if at any time JPMorgan Chase Bank assigns all of its Commitments and Loans pursuant to subsection (b) above, JPMorgan Chase Bank may, upon 30 days’ notice to the Company and the

Lenders, resign as Issuing Bank. In the event of any such resignation as Issuing Bank, the Company shall be entitled to appoint from among the Lenders a successor Issuing Bank hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of JPMorgan Chase Bank as Issuing Bank. If JPMorgan Chase Bank resigns as Issuing Bank, it shall retain all the rights, powers, privileges and duties of the Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Bank and all L/C Obligations with respect thereto. Upon the appointment of a successor Issuing Bank, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank, and (ii) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to JPMorgan Chase Bank to effectively assume the obligations of JPMorgan Chase Bank with respect to such Letters of Credit.

(i)         Notwithstanding any provision to the contrary, any Lender may assign to one or more special purpose funding vehicles (each, an “SPV”) all or any portion of its funded Loans (without the corresponding Commitment), without the consent of any Person or the payment of a fee, by execution of a written assignment agreement in a form agreed to by such Lender and such SPV, and may grant any such SPV the option, in such SPV’s sole discretion, to provide the Borrowers all or any part of any Loans that such Lender would otherwise be obligated to make pursuant to this Agreement. Such SPVs shall have all the rights which a Lender making or holding such Loans would have under this Agreement (subject to the requirements and limitations to which the Lender would subject under this Agreement) but no obligations; provided that the Lender shall make all determinations on behalf of the SPV with respect to any matters requiring the consent or approval of the SPV hereunder and the Agents and the Borrowers shall be entitled to rely on such determination by the Lender, without further inquiry and notwithstanding any communication to the contrary by the SPV; provided further, a SPV shall not be entitled to receive any greater payment under Sections 2.14 or 2.16 than the applicable granting Lender would have been entitled to receive absent such grant, without the consent of the Company. The Lender making such assignment shall remain liable for all its original obligations under this Agreement, including its Commitment (although the unused portion thereof shall be reduced by the principal amount of any Loans held by an SPV). Notwithstanding such assignment, the Agents and Borrowers may deliver notices to the Lender making such assignment (as agent for the SPV) and not separately to the SPV.

Section 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, after consultation with (but not the consent of) the Borrowers, the Agents may require such indemnities and collateral security as they shall reasonably deem necessary or appropriate to protect the Credit Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, (y) any obligations that may thereafter arise with respect to the Other Liabilities, and (z) any Obligations that may thereafter arise under Section 9.03 hereof.

Section 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.08. Right of Setoff. If one or more Events of Default shall have occurred and be continuing, each Lender shall have the right, in addition to and not in limitation of any right which any such Lender may have under Applicable Law or otherwise, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or its Affiliates to or for the credit or the account of any of the Borrowers against any of and all the obligations of any of the Borrowers now or hereafter existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. No Credit Party will, or will permit its Participant to, exercise its rights under this Section 9.08 without the consent of the Administrative Agent or the Required Lenders. ANY AND ALL RIGHTS TO REQUIRE THE ADMINISTRATIVE AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES ANY OF THE OBLIGATIONS PRIOR TO THE EXERCISE THE SETOFF UNDER THIS SECTION ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

Section 9.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

(b)        Each of the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any of the Borrowers or their respective properties in the courts of any jurisdiction

(c)        Each of the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)        Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12. Confidentiality. Each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below) except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors, and funding sources (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Applicable Law or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Company or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrowers. For the purposes of this Section, “Information” means all information received from any of the Borrowers relating to the Borrowers or their business, other than any such information that is available to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any of the Borrowers; provided that, in the case of information received from a Borrower after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under Applicable Law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with Applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 9.14. Patriot Act. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of each Borrower and other information that will allow such Lender to identify such Borrower in accordance with the Act. Each Borrower is in compliance, in all material respects, with the Act. No part of the proceeds of the

Loans will be used by the Borrowers, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

Section 9.15. Foreign Asset Control Regulations. Neither of the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. Section 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, none of the Borrowers or their Affiliates (x) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (y) knowingly engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.

Section 9.16. Additional Waivers. (a) The Obligations are the joint and several obligation of each Loan Party. To the fullest extent permitted by Applicable Law, the obligations of each Loan Party hereunder shall not be affected by (i) the failure of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release of any Loan Party from, any of the terms or provisions of, this Agreement, any other Loan Document, (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender or (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Loan Party or its assets or any resulting release or discharge of any obligation of any other Loan Party under any Loan Documents..

(b)        The obligations of each Loan Party to pay the Obligations in full hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Obligations and termination of the Commitments), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the payment in full in cash of all the Obligations and termination of the Commitments).

(c)        To the fullest extent permitted by Applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the payment in full in cash of all the Obligations and termination of the Commitments. The Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash and performed in full and the Commitments terminated. Pursuant to Applicable Law, each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.

(d)        Each Loan Party hereby agrees to keep each other Loan Party fully apprised at all times as to the status of its business, affairs, finances, and financial condition, and its ability to perform its Obligations under the Loan Documents and in particular as to any adverse developments with respect thereto. Each Loan Party hereby agrees to undertake to keep itself apprised at all times as to the status of the business, affairs, finances, and financial condition of each other Loan Party, and of the ability of each other Loan Party to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect to any thereof. Each Loan Party hereby agrees, in light of the foregoing mutual covenants to inform each other, and to keep themselves and each other informed as to such matters, that the none of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender shall have any duty to inform any Loan Party of any information pertaining to the business, affairs, finances, or financial condition of any other Loan Party, or pertaining to the ability of any other Loan Party to perform its Obligations under the Loan Documents, even if such information is adverse, and even if such information might influence the decision of one or more of the Loan Parties to continue to be jointly and severally liable for, or to provide Collateral for, Obligations of one or more of the other Loan Parties. To the fullest extent permitted by Applicable Law, each Loan Party hereby expressly waives any duty of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender to inform any Loan Party of any such information.

Section 9.17. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (a) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Agents, the Issuing Bank and the Lenders, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, each Agent, Issuing Bank and Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (c) none of the Administrative Agent, Issuing Bank or Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Agents, Issuing Bank or Lenders has advised or is currently advising any Loan Party or any of its Affiliates on other matters) and none of the Administrative Agent, Issuing Bank or Lenders has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (d) the Administrative Agent, Issuing Bank and Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Administrative Agent, Issuing Bank or Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) none of the Administrative Agent, Issuing Bank and Lenders have provided or will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each of the Agents, Issuing Bank and Lenders with respect to any breach or alleged breach of agency or fiduciary duty.

Section 9.18. Press Releases. The Company agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of the Administrative Agent or its Affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days’ prior notice to the Administrative Agent and without the prior written consent of the Administrative Agent unless (and only to the extent that) Company is required to do so under Applicable Law (including, without limitation, under the reporting requirements of the Securities and Exchange Commission or other Governmental Authority). Each Loan Party consents to the publication by the Administrative Agent or any Lender of advertising material relating to the financing transactions contemplated by this Agreement using any Loan Party’s name, product photographs, logo or trademark. The Administrative Agent or such Lender shall provide a draft at least five (5) Business Days in advance of any advertising material to the Company for review and comment prior to the publication thereof. Administrative Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

Section 9.19. Inconsistency. In the event of any inconsistency between the provisions of this Agreement and the Interim Order (and, when applicable, the Final Order), the provisions of Interim Order (and, when applicable, the Final Order) shall govern.

[SIGNATURE PAGES FOLLOW]

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., as a Borrower

By:
Name:
Title:

EACH OF THE BORROWERS LISTED ON ANNEX A HERETO

By:
Name:
Title:

ANNEX A

AAL REALTY CORP.
APW SUPERMARKETS, INC.
BERGEN STREET PATHMARK, INC.
BRIDGE STUART INC.
COMPASS FOODS, INC.
EAST BRUNSWICK STUART LLC
FOOD BASICS, INC.
HOPELAWN PROPERTY I, INC.
LANCASTER PIKE STUART, LLC
LO-LO DISCOUNT STORES, INC.
MACDADE BOULEVARD STUART, LLC
MCLEAN AVENUE PLAZA CORP.
PATHMARK STORES, INC.
PLAINBRIDGE LLC
SHOPWELL, INC.
SHOPWELL, INC. (NEW JERSEY)
SUPER FRESH FOOD MARKETS, INC.
SUPER FRESH/SAV-A-CENTER, INC.
SUPER MARKET SERVICE CORP.
SUPER PLUS FOOD WAREHOUSE, INC.
TRADEWELL FOODS OF CONN., INC.
UPPER DARBY STUART, LLC
WALDBAUM, INC.

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Collateral Agent, and as a Lender

By:
Name:
Title:

SCHEDULE A

Priming Jurisdictions

Virginia

Pennsylvania

Washington State

Alabama

Arizona

Arkansas

Florida

Iowa

Kentucky

Louisiana

Mississippi

New Mexico

North Carolina

Oregon

Texas

Utah

West Virginia

SCHEDULE B

Distribution Centers

Edison - GMDC

8-10B Court South

Sutton Kilmer Industrial Park

Edison, NJ 08817

SCHEDULE C

Financial and Collateral Reports

Monthly (within 15 days after each fiscal month)

Weekly Store Stock Movement Report (Stock Ledger)

Weekly Warehouse Inventory Report

Store Activity Report

Monthly (within 30 days after each fiscal month)

Month-to-Date and Year-to-Date Store Sales by Banner

List of Mortgaged Stores (other than “dark stores”) with Unpaid Rent (including Store address, last payment date, amount owed, and landlord name and contact information)

Accounts Payable Aging

SCHEDULE 1.01 (A)

Borrowers

	Name	Jurisdiction Of Organization	Entity Type
1	APW Supermarkets, Inc.	NY	Corporation
2	Compass Foods, Inc.	DE	Corporation
3	Food Basics, Inc.	DE	Corporation
4	Hopelawn Property I, Inc.	DE	Corporation
5	McLean Avenue Plaza Corp.	NY	Corporation
6	Shopwell, Inc.	DE	Corporation
7	Shopwell, Inc. (New Jersey)	NJ	Corporation
8	Super Fresh Food Markets, Inc.	DE	Corporation
9	Super Fresh/Sav-A-Center, Inc.	DE	Corporation
10	Super Market Service Corp.	PA	Corporation
11	Super Plus Food Warehouse, Inc.	DE	Corporation
12	Tradewell Foods Of Conn., Inc.	CT	Corporation
13	Waldbaum, Inc.	NY	Corporation
14	Pathmark Stores, Inc.	DE	Corporation
15	AAL Realty Corp.	NY	Corporation
16	MacDade Boulevard Stuart, LLC	DE	LLC
17	Bergen Street Pathmark, Inc.	NJ	Corporation
18	Bridge Stuart Inc.	NY	Corporation
19	East Brunswick Stuart LLC	DE	LLC
20	Lancaster Pike Stuart, LLC	DE	LLC
21	Plainbridge LLC	DE	LLC
22	Upper Darby Stuart, LLC	DE	LLC
23	Lo-Lo Discount Stores, Inc.	TX	Corporation
24	The Great Atlantic & Pacific Tea Company, Inc.	MD	Corporation

SCHEDULE 1.01 (B)

Title Policy Endorsements

(as available in each jurisdiction)

Standard NY (Loan Policy)	N/A in all other states
PA 300/301	N/A in all other states — Issued as to Fee Owned Sites and Leasehold Sites where LP Amt is < $10,000,000
Comprehensive (Loan Policy)	Issued as to Fee Owned Sites and Non-NY Leasehold Sites where LP Amt is <$10,000,000
Access
Address/Location of Improvements	N/A — provided as to Fee Owned Sites only
Land Same As Survey	N/A — provided as to Fee Owned Sites only
Contiguity	N/A — provided as to Fee Owned Sites only
Tax Lot	N/A — provided as to Fee Owned Sites only
Subdivision	N/A in DE, NY & PA
Waiver of Arbitration
EPA Lien (Loan Policy)	N/A in CT, DE, NJ & PA
Leasehold (Loan Policy) as to land that is leased
Due Execution	N/A in DE, NY & PA
Usury	N/A in DE, NY & PA
Doing Business	N/A in DE, NY & PA
Variable Rate
CT Revolving Credit	N/A in all other states
DE Revolving Credit	N/A in all other states
NJ Revolving Credit	N/A in all other states
NY Revolving Credit	N/A in all other states
PA Revolving Credit	N/A in all other states
Last Dollar	N/A since covered by ALTA Extended Coverage Loan Policy (2006)
First Loss
Tie-In	N/A in DE (except w/in DE) & PA (except w/in PA) & N/A in NY
NY Cluster	N/A in all other states
NY Mortgage Tax	N/A in all other states
MD Mortgage Tax, provided no MD transfer tax applies	N/A in all other states
Washington DC Mortgage Tax	N/A in all other states
Forced Removal of Improvements

With respect to the foregoing: (a) to the extent applicable (e.g. Contiguity), (b) to the extent available in any given state as stated below, (c) provided not otherwise superseded by coverages integrated into the ALTA Extended Coverage Loan Policy (2006) where said form is to be issued, and (d) except to the extent an ALTA Extended Coverage Loan Policy (2006) is being issued as to a given site and a corresponding 2006 form of each such endorsement exists, the endorsement form issued shall be the 2006 form:

SCHEDULE 1.01 (C)

Immaterial Subsidiaries

None.

SCHEDULE 2.01

Lenders and Commitments

Lender	Commitment	Percentage
JPMorgan Chase Bank, N.A.	$ 350,000,000 Term Commitment	100% of the Term Commitment
JPMorgan Chase Bank, N.A.	$ 450,000,000 Revolving Commitment	100% of the Revolving Commitment

SCHEDULE 3.01

Subsidiaries not in Good Standing

•                  None, other than that (1) Shopwell, Inc. (New Jersey) and (2) The Food Emporium, Inc., each of which is pending dissolution as of the Effective Date.

SCHEDULE 3.06

Disclosed Matters

Benedetto LaMarca, Dolores Guiddy and Stephen Tedesco, Individually, and on behalf of all others similarly situated as Class Representatives, against, The Great Atlantic & Pacific Tea Company, Inc., d/b/a  A&P, The Food Emporium and Waldbaum’s - Supreme Court of the State of New York, County of New York, Index No. 04601973.

This matter involves an alleged Wage and Hour class litigation and is currently being investigated by the Company as of the date hereof.

SCHEDULE 3.12

Subsidiaries

	Subsidiary	Percentage Owned
1	2008 Broadway, Inc.	100%
2	AAL Realty Corp.	100%
3	Adbrett Corp.	100%
4	Amsterdam Trucking Corporation	100%
5	APW Supermarket Corporation	100%
6	APW Supermarkets, Inc.	100%
7	Bergen Street Pathmark, Inc.	100%
8	Best Cellars DC Inc.	100%
9	Best Cellars Inc.	100%
10	Best Cellars Licensing Corp.	100%
11	Best Cellars Massachusetts, Inc.	100%
12	Best Cellars VA Inc.	100%
13	Bev, Ltd.	100%
14	Borman’s, Inc.	100%
15	Bridge Stuart Inc.	100%
16	Clay-Park Realty Co., Inc.	100%
17	Compass Foods, Inc.	100%
18	East Brunswick Stuart LLC	100%
19	Farmer Jack’s Of Ohio, Inc.	100%
20	Food Basics, Inc.	100%
21	Gramatan Foodtown Corp.	100%
22	Grape Finds At Dupont, Inc.	86.6%
23	Grape Finds Licensing Corp.	100%
24	Greenlawn Land Development Corp.	100%
25	Hopelawn Property I, Inc.	100%
26	Kohl’s Food Stores, Inc.	100%
27	Kwik Save Inc.	100%
28	Lancaster Pike Stuart, LLC	100%
29	LBRO Realty, Inc.	100%
30	Lo-Lo Discount Stores, Inc.	100%
31	MacDade Boulevard Stuart, LLC	100%
32	McLean Avenue Plaza Corp.	100%
33	Milik Service Company, LLC	100%
34	Montvale Holdings, Inc.	100%
35	North Jersey Properties, Inc. VI	100%
36	Onpoint, Inc.	100%

37	Pathmark Stores, Inc.	100%
38	Plainbridge LLC	100%
39	S E G Stores, Inc.	100%
40	Shopwell, Inc.	100%
41	Shopwell, Inc.(New Jersey)	100%
42	Spring Lane Produce Corp.	100%
43	Super Fresh Food Markets, Inc.	100%
44	Super Fresh/Sav-A-Center, Inc.	100%
45	Super Market Service Corp.	100%
46	Super Plus Food Warehouse, Inc.	100%
47	Supermarkets Oil Company, Inc.	100%
48	The Food Emporium, Inc.	100%
49	The Old Wine Emporium Of Westport, Inc.	100%
50	The South Dakota Great Atlantic & Pacific Tea Company, Inc.	100%
51	Tradewell Foods Of Conn., Inc.	100%
52	Upper Darby Stuart, LLC	100%
53	Waldbaum, Inc.	100%
54	A&P Bermuda Limited (Bermuda)	100%
55	St. Pancras Too, Limited (Bermuda)	100%
56	A&P Hungary (Hungary)	100%

SCHEDULE 3.13

Insurance

Type of Coverage	Policy Term	Insurance Company	Policy Number

Aircraft Hull & Liability
Non-Owned Aircraft		Commerce and Industry Insurance Company

Automobile Liability
Auto Liability		National Union Fire Insurance Company
Foreign Non-Owned Auto Liability		Great Northern Insurance Company

Crime		St. Paul Fire & Marine Insurance Company

Directors & Officers Liability
Primary		National Union Fire Insurance Company
1st excess layer		Federal Insurance Company
2nd excess layer		AXIS Insurance Company
3rd excess layer		Beazley Insurance Company
Side A		Allied World National Assurance Company

Employed Lawyers Professional Liability		Executive Risk Specialty Insurance Company

Fiduciary Liability
Primary		National Union Fire Insurance Company
1st Excess Layer		AXIS Insurance Company
2nd Excess Layer		Zurich American Insurance Company
3rd Excess Layer		Federal Insurance Company

General Liability
General Liability (Self insured)		National Union Fire Insurance Company

General Liability (Insured)		National Union Fire Insurance Company

Type of Coverage	Policy Term	Insurance Company	Policy Number

Marine Open Cargo		Indemnity Insurance Company of North America

Pollution
Pollution Legal Liability and Cost Cap - Tenafly, NJ		Commerce & Industry Insurance Company
Environmental Impairment Liability (UST)		Zurich American Insurance Company

Property
Primary		Lexington Insurance Company
1st Layer		Aspen Insurance UK Limited
$25MM x/s $25MM		American Empire Surplus Lines Ins. Co.
Lloyd’s of London
Westchester Fire Insurance Company
2nd Layer		Maiden Specialty Insurance Company
$50MM x/s $50MM		Commonwealth Insurance Company
AXIS Surplus Insurance Company
2nd & 3rd Layer		Lloyd’s of London
3rd Layer		Maiden Specialty Insurance Company
Commonwealth Insurance Company
AXIS Surplus Insurance Company

Boiler & Machinery		Continental Casualty Company
Terrorism (Scheduled Locations)		Lloyd’s of London

Special Risk		National Union Fire Insurance Company

Umbrella Liability
1st Layer		National Union Fire Insurance Company
2nd Layer		American Guarantee & Liability Insurance

Type of Coverage	Policy Term	Insurance Company	Policy Number

Company
2nd Layer		Federal Insurance Company
2nd Layer		XL Insurance America, Inc.

Workers Compensation/ Employers Liability
Self-Insured Program - “All Other States”		National Union Fire Insurance Company
Insured Program - CT		Chartis Casualty Company
Insured Program - DC, NJ, VA		National Union Fire Insurance Company
Insured Program - NY, MA		Illinois National Insurance Company

SCHEDULE 3.15(b)

UCC Filings

1.               Financing Statements on Form UCC-1s for each of the Loan Parties as of the Effective Date, setting forth each Loan Party as the debtor and the Administrative Agent as the secured party therein to be filed with the appropriate filing office in the applicable jurisdiction of formation/incorporation of such debtor, copy of which has been approved by the Administrative Agent as of the Effective Date.

SCHEDULE 3.15(c)

Intellectual Property Filings

I. Copyrights

U.S. Copyright Registrations and Applications

Title	Registration No.	Registration Date	Owner

365 great wines: 2001 calendar/by Joshua Wesson & Richard Marmet with Krista McCorkle	TX5226946	08/24/00	Best Cellars, Inc.

365 great wines: 1999 calendar/by Joshua Wesson & Richard Marmet	TX4865376	09/14/98	Best Cellars, Inc.

365 great wines calendar 2000/by Joshua Wesson & Richard Marmet; with Richard Nalley	TX5040497	09/14/99	Best Cellars, Inc.

Best Cellars: who we are and what we do	TX4222740	12/15/99	Best Cellars, Inc.

Challenging situations	PA777873	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Courtesy and customer assistance	PA777868	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Performance management	PA777869	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Produce clerk training program: produce clerk reference handbook	TX4168950	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Produce management: coaching guide	TX4163704	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

Produce training program	PA777875	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Produce training program: leader guide	TX4168589	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Produce training program: participant workbook	TX4163703	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Serving your internal customer	PA777870	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

The customer is priority one	PA777867	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

The importance of teamwork, courtesy, and customer assistance	PA777872	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

The shopping environment	PA777871	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Train the trainer workshop guide—produce training program	TX4168592	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Vendor DSD receiving	PA777874	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Module 3: effective communication	PA719153	08/16/94	Great Atlantic & Pacific Tea Company, Inc.

Module 5: planning and organizing	PA719155	08/16/94	Great Atlantic & Pacific Tea Company, Inc.

Bakery training program	PA715791	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Be the difference!	PA715786	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Cashier reference handbook key entry	TX3857601	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

Cashier reference handbook scanning	TX3857600	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Cashier training program	PA715798	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Cashier training program: leader guide	TX3843585	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Deli clerk training program	PA715797	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Focus on the future: careers in food retailing	PA715792	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Front-end training program	PA715795	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing and selection guide: store version	TX3857414	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing and selection guide: warehouse version	TX3874449	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing and selection guide: office version	TX3843588	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing skills program	PA715793	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing skills training program: leader guide	TX3857478	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Manager as trainer	PA715790	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

New hire orientation	PA715833	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Open for business: supermarkets and the ADA	PA715794	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Performance management program	PA715788	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

Performance management program — store version	PA715789	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Performance management program, store version: leader guide	TX3897666	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Performance management program, store version: participant workbook	TX3843586	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Retention tool kit	TX3843584	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Retention tool kit program: leader guide	TX3897667	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Seafood clerk training program	PA715796	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Store manager development program: participant workbook	TX3880410	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Store manager development program	PA715799	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Store manager development program: leader guide	TX3860456	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Think to prevent shrink	PA715832	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Think to prevent shrink: reference handbook: orientation program	TX3857609	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Bakery management coaching guide	TX3100772	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Bakery reference handbook: bakery training program	TX3108964	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

Bakery training program: leader guide	TX3111026	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Bakery training program: participant workbook, train the trainer workshop guide	TX3100768	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Bakery training program: train the trainer workshop guide	TX3100766	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

District manager development program: participant workbook	TX3111027	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

District manager development program: leader guide	TX3100767	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Performance management program: leader guide	TX3100770	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Performance management program: participant workbook	TX3100771	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Store management coaching guide	TX3100769	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Be the difference: train the trainer workshop leader guide	TX2951362	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Be the difference!: handbook	TX2950043	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Be the difference!: leader guide	TX2951361	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Deli clerk training program: deli clerk reference handbook	TX2949423	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

Deli clerk training program: leader guide	TX2951360	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Deli training program: participant workbook	TX2956028	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Deli training program: train the trainer workshop leader guide	TX2951457	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Seafood clerk reference handbook	TX2817331	05/17/90	Great Atlantic & Pacific Tea Company, Inc.

Seafood clerk training program: leader guide	TX2826043	05/17/90	Great Atlantic & Pacific Tea Company, Inc.

Seafood training program: participant workbook	TX2836799	05/17/90	Great Atlantic & Pacific Tea Company, Inc.

Train the trainer workshop leader guide: seafood training program	TX2826044	05/17/90	Great Atlantic & Pacific Tea Company, Inc.

Front end procedures manual	TX2776090	03/29/90	Great Atlantic & Pacific Tea Company, Inc.

Front-end management workshop: leader guide	TX2767513	03/08/90	Great Atlantic & Pacific Tea Company, Inc.

Bookkeeping training program: trainer guide	TX2765551	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Courtesy counter training program: trainee guide	TX2765554	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Courtesy counter training program: trainer guide	TX2765553	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Front-end management workshop: participant workbook	TX2767512	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Front-end training program: front-end management	TX2765555	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

coaching guide

Bookkeeping training program: trainee guide	TX2765552	01/16/90	Great Atlantic & Pacific Tea Company, Inc.

Checker reference handbook key entry: Checker training program	TX2539115	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Key entry: leader guide	TX2528589	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Orientation program: leader guide	TX2528588	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Orientation program: reference handbook	TX2539116	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Train the trainer workshop: leader guide	TX2528591	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Train the trainer workshop: leader guide	TX2528590	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Bakery department field merchandiser guide	TX2464539	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Bakery department trainee guide	TX2464540	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Bakery department trainer guide	TX2464538	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Checker training program: I B M leader guide	TX2469225	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Checker training program: scanning leader guide	TX2469224	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Checker training reference manual	TX2469317	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

Co-manager development program: Deli and Cheese Department field merchandiser guide.	TX2463719	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: General Merchandise/Health and Beauty Aids Department trainer guide	TX2463713	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: General Merchandise/Health and Beauty Aids Department field merchandiser guide	TX2463712	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: General Merchandise/Health and Beauty Aids Department trainee guide	TX2463711	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: general store management skills trainee guide	TX2463716	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: general store management skills trainer guide	TX2463715	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: general store management skills district manager guide	TX2463714	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: Grocery Department district manager guide	TX2463717	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: Meat Department trainee guide	TX2463718	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

Deli and cheese department trainee guide: co-manager development program	TX2468555	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Deli and cheese department trainer guide: co-manager development program	TX2468554	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Floral department field merchandiser guide: co-manager development program	TX2468557	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Floral department trainee guide: co-manager development program	TX2468550	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Floral department trainer guide: co-manager development program	TX2468549	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Front end and store office evaluator guide	TX2464079	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Front end and store office trainee guide	TX2464534	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Front end and store office trainer guide: co-manager development program	TX2468556	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Glossary of supermarket terms	TX2464535	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Grocery department trainee guide: co-manager development program	TX2468551	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Grocery department trainer guide: co-manager development program	TX2468552	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

Meat department: trainer guide	TX2464421	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Meat department field merchandiser guide: co-manager development program	TX2468553	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Produce department field merchandiser guide	TX2464537	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Produce department trainee guide	TX2464533	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Produce department trainer guide: co-manager development program	TX2464692	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Seafood department field merchandiser guide	TX2464536	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Seafood department trainee guide	TX2464080	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Trainer guide: Seafood Department, co-manager development program	TX2469124	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

[If there was a place]	VA27944	06/19/79	Great Atlantic & Pacific Tea Company, Inc.

[We asked David Wier]	VA27943	06/19/79	Great Atlantic & Pacific Tea Company, Inc.

[How to eat well within your budget]	VA27942	06/19/79	Great Atlantic & Pacific Tea Company, Inc.

We asked Alice Siplin if she could taste the difference between the leading peanut butter and Ann Page peanut butter	VA12066	03/27/78	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No.	Registration Date	Owner

We asked Gladys Wolf…	VA12067	03/27/78	Great Atlantic & Pacific Tea Company, Inc.

[5796-NQC]	TX42462	05/16/78	Shopwell, Inc.

Julia Waldbaum has a recipe for holiday cooking	TX1272891	10/27/83	Waldbaum’s, Inc.

Foreign Copyright Registrations and Applications

None.

Material Inbound Copyright License Agreements (including exclusive licenses)

None.

II. Patents

U.S. Patents and Patent Applications

None.

Foreign Patents and Patent Applications

None.

Material Inbound Patent License Agreements (including exclusive licenses)

None.

III. Trademarks

U.S. TRADEMARK APPLICATIONS AND REGISTRATIONS

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

1.	A&P (Design & Color)	The Great Atlantic & Pacific Tea Company, Inc.	1,304,288 (73/454,363)	11/6/1984 (11/25/83)
2.	A&P (Block Letters)	The Great Atlantic & Pacific Tea Company, Inc.	2,713,141 (76/390,443)	5/6/2003 (4/3/02)
3.	AMAZE AWAY	The Great Atlantic & Pacific Tea Company, Inc.	3,118,336 (78/549,806)	7/18/2006 (1/19/05)
4.	AMERICA’S CHOICE (Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	2,019,444 (74/234,200)	11/26/1996 (12/30/91)
5.	AMERICA’S CHOICE (Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	1,861,428 (74/801,783)	11/1/1994 (12/30/91)
6.	AMERICA’S CHOICE (Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	1,860,494 (74/801,784)	10/25/1994 (12/30/91)
7.	AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	2,425,385 (74/332,876)	1/30/2001 (11/19/92)
8.	AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	1,384,513 (73/514,986)	2/25/1986 (12/24/84)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

9.	AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	3,007,194 (78/218,486)	10/18/2005 (2/25/2003)
10.	AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	2,983,134 (78/395,344)	8/9/2005 (4/2/04)
11.	A C AMERICA’S CHOICE RESERVE	The Great Atlantic & Pacific Tea Company, Inc.	(85/143,032)	(Filed: 10/01/10)
12.	AMERICA’S COFFEE PROVIDER SINCE 1859	The Great Atlantic & Pacific Tea Company, Inc.	3,522,886 (77/398,541)	9/9/2008 (Supplemental) 10/21/08 (Federal) (2/15/08)
13.	A TASTE OF ELEGANCE	Pathmark Stores, Inc.	3,158,364 (78/759,275)	10/17/2006 (11/22/05)
14.	ATHENA	The Great Atlantic & Pacific Tea Company, Inc.	2,861,651 (78/238,300)	7/6/04 (4/16/03)
15.	AW’SOME O’S	The Great Atlantic & Pacific Tea Company, Inc.	3,189,114 (78/731,611)	12/26/2006 (10/12/05)
16.	B (stylized & design)	Best Cellars Inc.	2,156,236 (75/182,649)	5/12/1998 (10/11/96)
17.	BASICS	The Great Atlantic & Pacific Tea Company, Inc.	2,884,450 (78/311,001)	9/14/2004 (10/8/03)
18.	BEEF BEYOND BELIEF	The Great Atlantic & Pacific Tea Company, Inc.	3,172,122 (78/437,260)	11/14/2006 (6/17/04)
19.	BEST CELLARS	Best Cellars Inc.	2,422,415 (75/058,148)	1/23/2001 (2/15/96)
20.	BEYOND THE BEST	Best Cellars Inc.	2,643,503 (75/861,646)	10/29/2002 (12/1/99)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

21.	BIG	Best Cellars Inc.	3,191,120 (78/538,845)	1/2/2007 (12/28/04)
22.	BIG DEALS	Pathmark Stores, Inc.	1,922,594 (74/176,206)	9/26/1995 (6/14/91)
23.	BRILLIANT BUBBLES	The Great Atlantic & Pacific Tea Company, Inc.	2,808,673 (78/202,468)	1/27/2004 (1/13/03)
24.	BUBBLE Icon (Design only)	Best Cellars Inc.	2,154,639 (75/182,643)	5/5/1998 (10/11/96)
25.	CELLAR-TO-GO-GO	Best Cellars Inc.	3,085,228 (78/622,476)	4/25/2006 (5/4/05)
26.	CHEFMARK	Pathmark Stores, Inc.	3,691,490 (77/578,894)	10/6/2009 (9/25/08)
27.	CHERRY Icon (Design only)	Best Cellars Inc.	2,263,938 (75/182,602)	7/27/1999 (10/11/96)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

28.	CITRUS Icon (Design only)	Best Cellars Inc.	2,260,200 (75/182,604)	7/13/1999 (10/11/96)
29.	CLOUD Icon (Design only)	Best Cellars Inc.	2,156,290 (75/193,043)	5/12/1998 (10/31/96)
30.	CONCORDE	The Great Atlantic & Pacific Tea Company, Inc.	2,861,650 (78/238,266)	7/6/2004 (4/16/03)
31.	Crescent Moon Icon (Design only)	Best Cellars Inc.	2,156,289 (75/193,041)	5/12/1998 (10/31/96)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

32.	EASY BRIGHT NIGHT	The Great Atlantic & Pacific Tea Company, Inc.	2,934,844 (78/324,523)	3/22/2005 (11/07/03)
33.	EXPRESS YOURSELF	The Great Atlantic & Pacific Tea Company, Inc.	2,680,997 (76/406,160)	1/28/2003 (5/13/02)
34.	FARMER JACK Logo (Design only)	Borman’s Inc.	2,874,722 (78/269,618)	8/17/2004 (7/2/03)
35.	FEEL LIKE A TRUE GOURMET!	The Great Atlantic & Pacific Tea Company, Inc.	2,881,606 (78/266173)	9/07/2004 (06/24/03)
36.	FEXPRESS	The Great Atlantic & Pacific Tea Company, Inc.	(85/133,623)	(Filed: 09/20/10) ITU
37.	FIZZY	Best Cellars, Inc.	3,119,391 (78/538,858)	7/25/2006 (12/28/04)
38.	FLAVOR N SERVE	The Great Atlantic & Pacific Tea Company, Inc.	(77/845,532)	(Filed: 10/9/09) ITU
39.	FOOD 2 GO	The Great Atlantic & Pacific Tea Company, Inc.	(85/106,910)	(Filed: 08/13/10)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

40.	FOOD BASICS	The Great Atlantic & Pacific Tea Company, Inc.	2,726,744 (76/386,404)	6/17/2003 (3/25/02)
41.	FOOD BASICS	The Great Atlantic & Pacific Tea Company, Inc.	(77/914,849)	(Filed: 1/19/10) ITU
42.	FRESH	Best Cellars Inc.	3,119,390 (78/538,848)	7/25/2006 (12/28/04)
43.	FRESH CHALLENGE	The Great Atlantic & Pacific Tea Company, Inc.	2,942,219 (78/503,093)	4/19/2005 (10/20/04)
44.	GIVE YOURSELF ANOTHER CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	2,989,404 (78/431,546)	8/30/2005 (6/8/04)
45.	GRAPE FINDS	Grape Finds At Dupont, Inc.	2,663,166 (76/392,260)	12/17/2002 (4/8/02)
46.	Grape Icon (Design only)	Best Cellars Inc.	2,271,317 (75/193,042)	8/24/1999 (10/31/96)

47.	GREAT WINES FOR EVERY DAY	Best Cellars Inc.	3,032,255 (78/538,850)	12/20/2005 (12/28/04)
48.	GREEN WAY	The Great Atlantic & Pacific Tea Company, Inc.	(77/349,246)	(Filed: 12/11/07) ITU
49.	GREEN WAY	The Great Atlantic & Pacific Tea Company, Inc.	(77/409,725)	Filed: 2/29/08) ITU

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

50.	G	The Great Atlantic & Pacific Tea Company, Inc.	3,544,867 (77/388,984)	12/9/2008 (2/5/08)
51.	G	The Great Atlantic & Pacific Tea Company, Inc.	3,842,003 (77/409,787)	8/31/2010 (2/29/08)
52.	GRILL WORKS	The Great Atlantic & Pacific Tea Company, Inc.	(77/853,121)	(Filed: 10/20/09) ITU
53.	HARTFORD RESERVE	The Great Atlantic & Pacific Tea Company, Inc.	(77/408,926)	(Filed: 2/28/08) ITU

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

54.	(Stylized)	Borman’s, Inc.	1,232,381 (73/277,359)	3/29/1983 (9/10/80)
55.	HOME BASICS	The Great Atlantic & Pacific Tea Company, Inc.	(77/959,095)	(Filed: 3/15/10) ITU
56.	I LOVE THIS STORE!	The Great Atlantic & Pacific Tea Company, Inc.	3,081,109 (76/424,332)	4/18/2006 (6/24/02)
57.	JANE PARKER	The Great Atlantic & Pacific Tea Company, Inc.	3,363,303 (78/692,338)	1/1/2008 (8/15/05)
58.	JUICY	Best Cellars Inc.	3,050,162 (78/538,852)	1/24/2006 (12/28/04)
59.	Lips Icon (Design only)	Best Cellars Inc.	3,350,671 (76/661,658)	12/11/2007 (6/14/06)
60.	LIVE BETTER	The Great Atlantic & Pacific Tea Company, Inc.	(77/813,448)	(Filed: 8/26/09) ITU

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

61.	LIVE BETTER (& Design)	The Great Atlantic & Pacific Tea Company, Inc.	(85/131,981)	(Filed: 9/17/10)
62.	LIVE BETTER WELLNESS CLUB	The Great Atlantic & Pacific Tea Company, Inc.	3,452,346 (77/185,924)	6/24/2008 (5/21/07)
63.	LIVE BETTER! WELLNESS CLUB (& Design)	The Great Atlantic & Pacific Tea Company, Inc.	3,491,210 (77/185,766)	8/26/2008 (5/21/07)
64.	Lollipop Icon (Design only)	Best Cellars Inc.	2,156,235 (75/182,603)	5/12/1998 (10/11/96)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

65.	LULLA-BEES	Pathmark Stores, Inc.	(77/933,825)	(Filed: 2/11/10) ITU
66.	MARKET SPA	The Great Atlantic & Pacific Tea Company, Inc.	3,750,450 (77/543,985)	2/16/2010 (8/11/08)
67.	MASTER CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	2,857,946 (78/218,673)	6/29/2004 (2/25/03)
68.	MASTER CHOICE MC (Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	2,073,501 (75/070,346)	6/24/1997 (3/11/96)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

69.	(Miscellaneous Design)	Borman’s, Inc.	1,182,561 (73/276,030)	12/15/1981 (8/29/80)
70.	MORE	The Great Atlantic & Pacific Tea Company, Inc.	3,684,590 (78/942,221)	9/15/2009 (8/1/06)
71.	MORE	The Great Atlantic & Pacific Tea Company, Inc.	3,723,905 (78/953,659)	12/8/2009 (8/16/06)
72.	MORE	The Great Atlantic & Pacific Tea Company, Inc.	3,486,531 (78/953,732)	8/12/2008 (8/16/06)
73.	MORSEL MEDLEY	The Great Atlantic & Pacific Tea Company, Inc.	3867726 (85/040,029)	10/26/2010 ( 5/17/10)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

74.	NO FRILLS (& Design)	Pathmark Stores, Inc.	1,196,041 (73/165,881)	5/25/1982 (4/11/78)
75.	ONPOINT	The Great Atlantic & Pacific Tea Company, Inc.	3,842,091 (77/476,914)	8/31/2010 (5/16/08)
76.	PATHMARK	Pathmark Stores, Inc.	854,358 (72/285,701)	8/6/1968 (11/28/67)
77.	PATHMARK	Pathmark Stores, Inc.	2,677,310 (76/361,018)	1/21/2003 (1/18/02)
78.	PATHMARK (& Design)	Pathmark Stores, Inc.	919,137 (72/324,945)	8/24/1971 (4/18/69)
79.	PATHMARK (& Design)	Pathmark Stores, Inc.	1,034,492 (73/055,400)	2/24/1976 (6/17/75)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

80.	PATHMARK GOSPEL CHOIR COMPETITION	Pathmark Stores, Inc.	3,789,447 (77/715,300)	5/18/2010 (4/16/09)
81.	PATHMARK HELPING HANDS IN THE COMMUNITY (& Design)	Pathmark Stores, Inc.	3,240,786 (78/978,145)	5/8/2007 (11/10/04)
82.	PATHMARK HELPING HANDS IN THE COMMUNITY (& Design)	Pathmark Stores, Inc.	3,596,521 (78/514,359)	3/24/2009 (11/10/04)
83.	PREFERRED PET	The Great Atlantic & Pacific Tea Company, Inc.	3,655,878 (77/977,324)	7/14/2009 (3/31/08)
84.	READY PORTIONS	The Great Atlantic & Pacific Tea Company, Inc.	(77/853,090)	(Filed: 10/20/09) ITU
85.	RED ALARM	The Great Atlantic & Pacific Tea Company, Inc.	2,924,218 (78/220,193)	2/1/2005 (2/28/03)
86.	SAV-A-CENTER	The Great Atlantic & Pacific Tea Company, Inc.	1,412,706 (73/583,389)	10/7/1986 (2/18/86)
87.	SIERRA RANCH	The Great Atlantic & Pacific Tea Company, Inc.	(77/703,362)	(Filed: 3/31/09) ITU

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

88.	SUPER FRESH	The Great Atlantic & Pacific Tea Company, Inc.	3,835,077 (77/952,029)	8/17/2010 (3/5/10)
89.	S SUPER FRESH	The Great Atlantic & Pacific Tea Company, Inc.	3,467,757 (77/378,422)	7/15/2008 (1/23/08)
90.	SMOOTH	Best Cellars Inc.	2,133,522 (Supplemental) (75/182,645)	1/27/1998 (10/11/96)
91.	SOFT	Best Cellars Inc.	3,032,256 (78/538,856)	12/20/2005 (12/28/04)
92.	SPLISH SPLASH	The Great Atlantic & Pacific Tea Company, Inc.	3,062,628 (78/481,891)	2/28/2006 (9/10/04)
93.	SUN Icon (Design only)	Best Cellars Inc.	2,258,387 (75/182,600)	7/6/1999 (10/11/96)
94.	SUPERFRESH	The Great Atlantic & Pacific Tea Company, Inc.	3,835,077 (77/952,029)	8/17/2010 (3/5/10)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

95.	SUPER FRESH	The Great Atlantic & Pacific Tea Company, Inc.	2,085,126 (73/732,662)	8/5/1997 (6/6/88)
96.	(Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	2,685,875 (76/346,252)	2/11/2003 (12/6/01)
97.	THE FOOD EMPORIUM	The Great Atlantic & Pacific Tea Company, Inc.	2,741,163 (76/360,323)	7/29/2003 (1/16/02)
98.	THE FOOD EMPORIUM TRADING COMPANY	The Great Atlantic & Pacific Tea Company, Inc.	(77/956,667)	(Filed: 3/11/10) ITU
99.	THE FOOD EMPORIUM NEW YORK TRADING COMPANY Logo	The Great Atlantic & Pacific Tea Company, Inc.	(77/956,662)	(Filed: 3/11/10) ITU
100.	THE GREAT ATLANTIC & PACIFIC TEA COMPANY	The Great Atlantic & Pacific Tea Company, Inc.	3,435,064 (77/282,276)	5/27/2008 (9/18/07)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

101.	THE LOWER PRICE PROJECT (Stylized/Design)	The Great Atlantic & Pacific Tea Company, Inc.	(77/962,391)	(Filed: 3/18/10)
102.	TORNADO SPLASH	The Great Atlantic & Pacific Tea Company, Inc.	3,115,079 (78/435,495)	7/11/2006 (6/15/04)
103.	ULTRA XTREME	The Great Atlantic & Pacific Tea Company, Inc.	3,132,890 (78/715,736)	8/22/2006 (9/15/05)
104.	VIA ROMA	The Great Atlantic & Pacific Tea Company, Inc.	3,690,140 (77/435,941)	9/29/2009 (3/31/08)
105.	WALDBAUM’S	The Great Atlantic & Pacific Tea Company, Inc.	3,471,095 (77/323,811)	7/22/2008 (11/7/07)
106.	WE’RE THINKING FRESH	The Great Atlantic & Pacific Tea Company, Inc.	3,111,361 (78/533,406)	7/4/2006 (12/16/04)
107.	WORTH A SPLURGE	Grape Finds At Dupont, Inc.	2,663,165 (76/392,259)	12/17/2002 (4/8/02)
108.	YOU KNOW WHAT YOU LIKE. WE KNOW WINE.	Best Cellars Inc.	2,824,476 (76/423,835)	3/23/2004 (6/21/02)

FOREIGN TRADEMARK APPLICATIONS AND REGISTRATIONS

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

109.	BEST CELLARS	Best Cellars Inc.	2009-88272 (Japanese App.) Reg. No. 5355386	Registered: 9/24/2010
110.	最もよいセラー	Best Cellars Inc.	2009-88273 (Japanese App.) Reg. No. 5,355,387	Registered: 9/24/2010
111.	BEST CELLARS (8 logos with words)	Best Cellars Inc.	2009-088274 (Japanese App.) Reg. No. 5,323,588	Registered 5/21/2010

INTERNET DOMAIN NAME REGISTRATIONS

ac-healthykids.com
achealthykids.com
apfreshonline.com
apsupermarket.com
aptea.com
aptealink.com
aptealink.net
apteauniversity.com
bestcellars.com

bestcellars.net
bestcellarsnewyork.com
bigredgiveaway.com
bonussavingsclub.com
foodbasicsusa.com
gaptea.com
gaptea.net
livebetterdrugstore.com
lowpriceproject.com
lowpriceproject.net
mipathmark.com
onpointbrands.com
pathmark.com
savacenter.com
superfoodmartne.com
superfreshfood.com
thefoodemporium.com
thefoodemporiumshoponline.com
thetrufoundation.com
thetrufoundation.net
thetrufoundation.org
waldbaums.com
wehearyou.com

MATERIAL INBOUND TRADEMARK LICENSE AGREEMENTS (including exclusive licenses)

None.

SCHEDULE 5.01

Internet Addresses

www.pathmark.com

www.mipathmark.com

www.aptea.com

Domain Name	Account No.	Points To	Private	Folder	Auto Renew	Expiration Date	WHOIS Administrative Contact	WHOIS Technical Contact	Account Holder
ac-healthykids.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	8/12/2013	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
achealthykids.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	8/12/2013	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
apfreshonline.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	5/8/2018	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
apsupermarket.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	4/17/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
aptea.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	12/22/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
aptealink.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	4/11/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
aptealink.net	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	4/11/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
apteauniversity.com	28918177	ADNS Services	No	Default	On	9/26/2012	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
bestcellars.com	28918177	dns1.irides.com|dns2.irides.com	No	Default	On	12/1/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co

Domain Name	Account No.	Points To	Private	Folder	Auto Renew	Expiration Date	WHOIS Administrative Contact	WHOIS Technical Contact	Account Holder
bestcellars.net	28918177	cyb-prox.cyberteksystems.com| cyberteksbs.amtmschmiderer.com	No	Default	On	9/3/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
bestcellarsnewyork.com	28918177	ns3.freshdirect.com|ns4.freshdirect.com|ns2. freshdirect.com|ns1.freshdirect.com	No	Default	On	11/11/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
bigredgiveaway.com	28918177	dns2.sweepstix.com|dns1.sweepstix.com	No	Default	On	3/11/2012	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
bonussavingsclub.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	9/8/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
foodbasicsusa.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	6/20/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
gaptea.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	2/7/2012	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
gaptea.net	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	2/7/2012	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
livebetterdrugstore.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	9/13/2012	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
lowpriceproject.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	3/24/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
lowpriceproject.net	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	3/24/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
mipathmark.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	3/25/2013	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
onpointbrands.com	28918177	Under Construction Page	No	Default	On	9/25/2013	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co

Domain Name	Account No.	Points To	Private	Folder	Auto Renew	Expiration Date	WHOIS Administrative Contact	WHOIS Technical Contact	Account Holder
pathmark.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	9/13/2013	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
savacenter.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	10/25/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
superfoodmartne.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	4/3/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
superfreshfood.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	2/5/2012	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
thefoodemporium.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	2/5/2012	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
thefoodemporiumshoponline.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	6/2/2013	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
thetrufoundation.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	9/16/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
thetrufoundation.net	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	9/16/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
thetrufoundation.org	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	9/16/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
waldbaums.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	2/14/2011	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co
wehearyou.com	28918177	ns1.batblue.com|ns2.batblue.com|ns3.batblue.com	No	Default	On	6/10/2013	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co	The Great Atlantic & Pacific Tea Co

SCHEDULE 5.13(c)

Collateral Documents

1.     Delivery to the Administrative Agent of executed copy of the Perfection Certificate within 10 Business Days after the Effective Date (or such later day as the Administrative Agent may consent to).

2.     Delivery to the Administrative Agent of executed copy of a short form trademark security agreement within 30 days after the Effective Date (or such later day as the Administrative Agent may consent to).

3.     Delivery to the Administrative Agent of the original stock certificates set forth on Schedule II to the Pledge Agreement dated as of the Effective Date (and accompanying stock powers) within 7 Business Days after the Effective Date (or such later day as the Administrative Agent may consent to).

4.     Delivery to the Administrative Agent of the Receipts and Disbursements Forecast for the 26 weeks commencing with the week that includes the Petition Date within 5 days after the Effective Date (or such later day as the Administrative Agent may consent to).

SCHEDULE 5.14(a)

DDA Accounts

Bank	Account #	A/C Name	Type
Bank of America	4381	The Great Atlantic & Pacific Tea Co.	Concentration/Deposit
	3938	The Great Atlantic & Pacific Tea Co.	Pharm Lbox 23747
	3973	The Great Atlantic & Pacific Tea Co.	Consol LBOX account
		A&P Corp R/E Sub Ten	lockbox 6434
		A&P Corporate	lockbox 6426
		A&P Real Estate	lockbox 6430
		A&P Metro	lockbox 6449
		A&P Food Emporium	lockbox 6453
	0681	The Great Atlantic & Pacific Tea Co.	Deposit
	0434	Milik Service Company	Deposit
	1699	The Great Atlantic & Pacific Tea Co. (Best Cellars Inc.)	Deposit
	2570	The Great Atlantic & Pacific Tea Co.	Deposit
	2567	The Great Atlantic & Pacific Tea Co. (Food Basics)	Deposit
	2554	The Great Atlantic & Pacific Tea Co. (A&P Liquor)	Deposit
	2541	The Great Atlantic & Pacific Tea Co. (Waldbaums)	Deposit
	2537	The Great Atlantic & Pacific Tea Co. (Food Emporium)	Deposit
	2525	The Great Atlantic & Pacific Tea Co. (Cafeteria Account)	Deposit

Bank of New York Mellon	0847	The Great Atlantic & Pacific Tea Co.	Deposit	Scheduled
	1880	The Great Atlantic & Pacific Tea Co. (Food Basics)	Deposit	to close
	4397	The Great Atlantic & Pacific Tea Co. (Liquor)	Deposit	Jan. 2011
	4915	The Great Atlantic & Pacific Tea Co. (Waldbaums)	Deposit
	4338	The Great Atlantic & Pacific Tea Co. (Food Emporium)	Deposit
	6470	The Great Atlantic & Pacific Tea Co. (Cafeteria Account)	Deposit

Wachovia Bank (Wells Fargo)
	5374	The Great Atlantic & Pacific Tea Co. (SuperFresh PA)	Deposit
	7612	The Great Atlantic & Pacific Tea Co. (SuperFresh MD)	Deposit
	5286	The Great Atlantic & Pacific Tea Co. (SuperFresh)	Deposit (Coinstar)
	3936	The Great Atlantic & Pacific Tea Co. (Pathmark SAC)	Deposit

JP Morgan Chase Bank
	7436	The Great Atlantic & Pacific Tea Co.	Concentration/Deposit
	2348	The Great Atlantic & Pacific Tea Co.	Deposit
	3255	The Great Atlantic & Pacific Tea Co.	Credit/Debit Deposit
	3263	The Great Atlantic & Pacific Tea Co. (Waldbaums)	Credit/Debit Deposit
	3271	The Great Atlantic & Pacific Tea Co. (Superfresh)	Credit/Debit Deposit
	3289	The Great Atlantic & Pacific Tea Co. (Food Basics)	Credit/Debit Deposit
	3297	The Great Atlantic & Pacific Tea Co. (Food Emporium)	Credit/Debit Deposit
	3248	The Great Atlantic & Pacific Tea Co. (Liquor)	Credit/Debit Deposit
	3313	The Great Atlantic & Pacific Tea Co. (Pathmark SAC)	Credit/Debit Deposit
	3305	The Great Atlantic & Pacific Tea Co. (Pathmark Stores)	Credit/Debit Deposit
	6048	The Great Atlantic & Pacific Tea Co.	CT Bottle Deposit
	6030	The Great Atlantic & Pacific Tea Co.	NY Bottle Deposit

Bank	Account #	A/C Name	Type
Capital One	1751	Pathmark Stores Inc.	Deposit
	1785	Pathmark Stores Inc.	Deposit (Coinstar)

One United Bank	3712	Pathmark Stores Inc. (SGC Foundation)	Deposit

PNC Bank	0352	Pathmark Stores Inc. (We Care Fund)	Deposit
	6292	The Great Atlantic & Pacific Tea Co. (Best Cellars Inc.)	Deposit

Double Rock Corp (The Reserve)
	3511	The Great Atlantic & Pacific Tea Co., Inc.	Money Market Deposit

Goldman Sachs
	5715	The Great Atlantic & Pacific Tea Co., Inc.	Money Market Deposit

Wells Fargo Heritage
	1425	The Great Atlantic & Pacific Tea Co., Inc.	Money Market Deposit

Foreign Subsidiary Bank Accounts

JP Morgan Chase Bank
	9383	A&P Bermuda LTD	Deposit

Unicredit Bank Hungary Zrt	0000
	0019	APTEA Magyarorszag Likditas Menedszombathley	Deposit

SCHEDULE 5.14(b)

Credit Card Arrangements

	CREDIT/DEBIT CARD PROCESSORS	CONTACT PERSON	ADDRESS
1	American Express
2	First Data (Concord/Buypass)
3	NYCE Corporation
4	Discover

SCHEDULE 5.14(c)

Third Party Insurance Payors

No	Company	Street	City	State	Postal Code
1	4D Pharmacy Management
2	AARP Health Options
3	Access Health
4	aClaim
5	ACS / Consultec Inc./ ACS State Healthcare PBMS
6	ADAP(NYS)
7	Advanced Health Systems/BMS
8	Aetna
9	Aetna Network Management
10	Aetna Pharmacy Management
11	Affordable Medicine Solutions, LLC
12	Agelity
13	Agelity
14	AlaGap
15	Alliance HealthCard
16	Allwin Data
17	Allwin Data
18	American Health Care
19	AmerisourceBergen
20	ANTHEM/WellPoint
21	APS
22	Argus
23	Atlantic Prescription Services
24	AUTORX
25	AVIA
26	BC/BS of Alabama
27	BC/BS of DE
28	BC/BS of MI
29	BCBS IL
30	BeneScript Services Inc.
31	BeyondRx
32	BioScrip
33	Blue Cross Blue Shield of Arizona
34	Blue Shield of California
35	Brooks Pharmacy
36	CaremarkPCS (all bins)

No	Company	Street	City	State	Postal Code
37	CENTRUS / PSCNY
38	CareFirst BlueCross BlueShield and CareFirst BlueChoice
39	Choice RX Inc.
40	CIGNA
41	Cigna Healthcare/Rx Prime
42	Consolidated Prescription Services
43	CPB/Catalyst Rx
44	CPB/Catalyst Rx A HealthExtras Company
45	CRK
46	CRK BIN 610029
47	CRKPCS
48	CRKPCS
49	CRKPCS/004336, 610415
50	Cypress Care
51	DestinationRx
52	DirectCompRx
53	EBRx Inc./Catalyst Rx
54	EHIM
55	EMDEON
56	Employer Health Options (EHO)
57	Envision Pharmaceutical Services
58	Envision/Rx Options, Inc.
59	EPIC NY
60	eRx Network, LLC
61	eRx Network, LLC
62	ESI - NPA
63	ESI / VRX / DPS
64	ESI / VRX / DPS
65	Express Scripts
66	FingerLakes BC/BS
67	FIRST HEALTH (PRN, MMD 5.1, MMI, MICHEPIC)
68	Geisinger Health Plan
69	GPP
70	HAP
71	HAP/Kids Care MI
72	Health Net Pharmaceutical Services
73	Health Plus of Michigan
74	Health Resources Inc.(PPSI)
75	HealthExtrasRx
76	HealthTrans, LLC

No	Company	Street	City	State	Postal Code
77	Healthtrans/CuraScript
78	HIP/NY
79	HIP/NY/VYTRA
80	Horizon NJ Health
81	Humana
82	HUMANA Military Healthcare Services / TRICARE (CHAMPUS Region 3 & 4)
83	IHC Health Plans
84	Immediate Pharmacy Services
85	Independent Health
86	Innoviant, Inc
87	Integrated Pharmacy Services
88	Interplan (AME)
89	Interplan Health
90	Kaiser Permanente Mid-Atlantic
91	Keystone/AmeriHealth Mercy Health
92	Keystone/Amerihealth Mercy Health Plan
93	Louisiana Business Group on Health(LBGH)
94	MAMSI
95	MAXOR PLUS
96	McKesson Healthcare Solutions
97	Medco Health / PAID
98	Medco Health / PAID
99	Medical Matrix
100	MedImpact
101	MedTrak
102	MemberHealth
103	National Health Network(formerly UMPB)
104	Navitus Health Solutions
105	NCPDP
106	NJHCA / ESI
107	NMHC Rx
108	NMHC Rx/Centrus
109	NPS
110	NPS/National Pharmaceutical Services
111	Ochsner
112	OPN/Open Pharmacy Network(same as RxA)
113	OPUS Health (Matrix Quality Care)
114	PA PACE
115	PBM Plus

No	Company	Street	City	State	Postal Code
116	PerformRx
117	Pharm Data Mgmt/PDMI
118	PHARMA SCRIPT
119	PharmaCare / PharmaCare ES
120	Pharmaceutical Care Network
121	Pharmacy Benefit Administrators
122	Pharmacy Benefit Direct
123	Pharmacy Healthcare Solutions
124	Pharmacy Services Group
125	PHARMA-LINK
126	PharmaSure
127	Phsi
128	Physicians Plus
129	PPSC
130	Premier Pharmacy Plan
131	Prescription Solutions/RxSolutions
132	Prime Therapeutics
133	Prime Therapeutics
134	ProCare PBM
135	Provider Medical Pharmaceutical
136	Prudent Rx
137	Regence Group, The
138	Restat
139	RESTAT/Garden State - POPS
140	Rx America
141	RxCare
142	RxOptions
143	SavRx
144	SavRx Prescription Services/Clarity Pharmacy Services
145	Scrip Card
146	ScripNet
147	Script Care, Ltd.
148	ScriptSave (MSC)
149	Sentara Health Management
150	Serve You Prescription Plan
151	Sierra Healthcare Options
152	SMCRx/Avia
153	Smith Premier Pharmacy Plan
154	Student Ins. Solutions
155	SXC Health Solutions, Inc. / SXC ComCoTec HXB

No	Company	Street	City	State	Postal Code
156	Teamsters Local Welfare Fund #35
157	Third Party Solutions
158	TMESYS
159	Total Script
160	TPS
161	UNICARE Pharmacy Access Plan
162	Universal Rx
163	US Script
164	Wellpoint/Anthem
165	WELLPOINT/Anthem 610053
166	WHI / WHI Health Initiatives
167	WISE-Rx

SCHEDULE 5.14(i)

Disbursement Accounts

No	Bank/Address	Account #	A/C Name	Type
1	Bank of New York			Bank of New York
		7954	The Great Atlantic & Pacific Tea Co., Inc.	Payroll Funding	Scheduled
		0004	The Great Atlantic & Pacific Tea Co., Inc.	Payroll Checks	to close
		6467	The Great Atlantic & Pacific Tea Co., Inc.	A/P Checks	Jan. 2011
		5474	The Great Atlantic & Pacific Tea Co., Inc.	NYC Metro Card

2	JP Morgan Chase Bank
		7436	The Great Atlantic & Pacific Tea Co., Inc.	Concentration/Deposit/Wires & ACHs
		4891	The Great Atlantic & Pacific Tea Co., Inc.	Tax Payments

3	Lake Region State Bank
		5646	The Great Atlantic & Pacific Tea Co., Inc.	Consolidated Returned Checks

4	Wells Fargo
		1064	The Great Atlantic & Pacific Tea Co., Inc. (SuperFresh PA)	Lottery
		6346	The Great Atlantic & Pacific Tea Co., Inc.	Payroll Funding
		6353	The Great Atlantic & Pacific Tea Co., Inc.	EFT/EDI
		8255	The Great Atlantic & Pacific Tea Co., Inc.	A/P Checks
		8274	The Great Atlantic & Pacific Tea Co., Inc.	Payroll Checks

5	Bank of America
		4381	The Great Atlantic & Pacific Tea Co., Inc.	Concentration/Depository/LC pmts
		8641	The Great Atlantic & Pacific Tea Co., Inc.	Lottery
		2525	The Great Atlantic & Pacific Tea Co., Inc.	NY Metro Card

6	Capital One
		1777	Pathmark Stores Inc.	Lottery

SCHEDULE 6.01

Existing Indebtedness

1.               Indebtedness under and in connection with the Prepetition Secured Notes and the Prepetition Note Indenture

2.               9 3/8% Senior Quarterly Interest Bonds due 2039.

3.               9.125% Senior Notes due December 15, 2011.

4.               Obligations under capital leases as set forth on Annex A attached hereto which are incorporated herein by reference.

5.               LDFF Loan Agreement, dated February 25, 1998, between Pathmark and the New Jersey Economic Development Authority.  The amount outstanding as of September 11, 2010 was $744,456, carries a rate of 5% and is due March 1, 2018.

6.               Blue & White Promissory Note, dated March 1, 2000, between The Great Atlantic & Pacific Tea Company, Inc. and Blue & White Food Stores, Inc.  The amount outstanding as of September 11, 2010 was $1,116,070.73, carries a rate of 8% and is due February 1, 2018.

7.               Urban Enterprise Zone Loan, dated May 10, 2010, between Food Basics, Inc. and Paterson Restoration Corporation.  The amount outstanding as of September 11, 2010 was $775,727.08, carries a rate of 2.25% and is due May 1, 2020.

8.               Related Party Promissory Note, due August 18, 2011 for the amount of $10,000,000.00.

9.               Indebtedness in connection with the leases assigned by the Loan Parties to certain third parties related to former operating stores (the “Assigned Leases”), whereby the Loan Parties generally remain secondarily liable. As of September 11, 2010, 179 Assigned Leases remain in place.

SCHEDULE 6.02

Existing Liens

•                  Any Liens incurred in connection with the transactions contemplated by the Agreement of Sale and Leaseback  dated November 5, 2010, by and between THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, PATHMARK STORES, INC., a Delaware corporation, PLAINBRIDGE LLC, a Delaware limited liability company, UPPER DARBY STUART, LLC, a Delaware limited liability company, and LANCASTER PIKE STUART, LLC, a Delaware limited liability company and WE APP I LLC, a Delaware limited liability company.

•                  Liens in connection with the filings summarized in the table below.

•                  Liens securing the obligations arising from and in connection with the Prepetition Secured Notes.

•                  Liens securing the obligations arising from and in connection with the Prepetition Credit Facilities.

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
2008 BROADWAY, INC.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050454172
AAL Realty Corp.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050453904
Adbrett Corp.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092501937
AMSTERDAM TRUCKING CORPORATION	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050454108
APW SUPERMARKET CORPORATION	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503024
APW SUPERMARKETS, INC.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050453740
Bergen Street Pathmark, Inc.	New Jersey SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	25313970
BEST CELLARS DC INC.	District of Columbia	UCC-1	Wilmington Trust Company	All assets	08/05/2009	2009085707

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
BEST CELLARS INC.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/07/2009	200908070459190
BEST CELLARS LICENSING CORP.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050454184
BEST CELLARS MASSACHUSETTS, INC.	Massachusetts SOS	UCC-1	Wilmington Trust Company	All assets	08/11/2009	200974801940
BEST CELLARS VA INC.	Virginia SOS	UCC-1	Wilmington Trust Company	All assets	08/11/2009	09081171880
BEV, LTD.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503420
BORMAN’S, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503495
Bridge Stuart Inc.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050453853
CLAY-PARK REALTY CO., INC.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050454083
COMPASS FOODS, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092502646
Delaware County Diaries, Inc.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050454146
East Brunswick Stuart LLC	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092502331
FARMER JACK’S OF OHIO, INC.	Ohio SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	OH00136459862
FOOD BASICS, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	Wilmington Trust Company	08/04/2009	20092502570
FOOD BASICS, INC.	New Jersey, New Jersey Superior Court	Judgment	Debtor: Food Basics Creditor: Jamie A. Paternina Selective Insurance Company..	Award: $2,827.86	11/22/2006	DJ308717-06
FOOD BASICS, INC.	New Jersey, New Jersey Superior Court	Judgment	Debtor: Food Basics Inc. Creditor: Div of Employer Accounts	Award: $2,988.32	09/26/2007	DJ255798-07
GRAMATAN FOODTOWN CORP.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050454158

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
GRAPE FINDS AT DUPONT, INC.	District of Columbia	UCC-1	Wilmington Trust Company	All assets	08/05/2009	2009085708
GRAPE FINDS LICENSING CORP.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/07/2009	200908070458061
GREENLAWN LAND DEVELOPMENT CORP.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050454069
HOPELAWN PROPERTY I, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503354
KOHL’S FOOD STORES, INC.	Wisconsin SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	090009537529
KWIK SAVE INC.	Pennsylvania SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	2009080561117
Lancaster Pike Stuart, LLC	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092502828
LBRO REALTY, INC.	New York SOS	UCC-1	Wilmington Trust Company	All assets	10/05/2009	200908050453980
LBRO REALTY, INC.	New York SOS	UCC Correction Filed	Wilmington Trust Company	All assets NY State filed a correction to UCC since filing officer had misindexed the Debtor’s name.	10/05/2009	200908050453980	02/12/2010	201002120081228
LO-LO DISCOUNT STORES, INC.	Texas SOS	UCC-1	Wilmington Trust Company	All assets	08/19/2009	09-0023467374
MacDade Boulevard Stuart, LLC	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092502760
McLEAN AVENUE PLAZA CORP.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050453930
MONTVALE HOLDINGS, INC.	New Jersey SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	2531391-8
NORTH JERSEY PROPERTIES, INC. VI	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092502992
ONPOINT, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503586

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
Pathmark Stores, Inc.	Delaware SOS	UCC-1	General Electric Company, GE Lighting	Specific Equipment	10/19/2001	11440978
Pathmark Stores, Inc.	Delaware SOS	UCC-3 Continuation	General Electric Company, GE Lighting	Specific Equipment	10/19/2001	11440978	04/27/2006	61406198
Pathmark Stores, Inc.	Delaware SOS	UCC-1	Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	Leased Equipment	11/14/2002	22872780
Pathmark Stores, Inc.	Delaware SOS	UCC-3 Amendment Added Collateral	Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	Leased Equipment	11/14/2002	22872780	12/17/2002	23142779
Pathmark Stores, Inc.	Delaware SOS	UCC-3 Continuation	Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	Leased Equipment	11/14/2002	22872780	09/05/2007	20073365300
Pathmark Stores, Inc.	Delaware SOS	UCC-1	Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	Leased Equipment	12/20/2002	23198524
Pathmark Stores, Inc.	Delaware SOS	UCC-3 Amendment Amended Debtor’s Address	Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	Leased Equipment	12/20/2002	23198524	01/03/2003	30023294
Pathmark Stores, Inc.	Delaware SOS	UCC-3 Continuation	Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	Leased Equipment	12/20/2002	23198524	09/05/2007	20073375184
Pathmark Stores, Inc.	Delaware SOS	UCC-1 In Lieu	General Electric Co.	Specific Equipment In Lieu of PA SOS filing from 1994	03/19/2004	40775181

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
Pathmark Stores, Inc.	Delaware SOS	UCC-3 Continuation	General Electric Co.	Specific Equipment In Lieu of PA SOS filing from 1994	03/19/2004	40775181	03/10/2009	20090751823
Pathmark Stores, Inc.	Delaware SOS	UCC-1 In Lieu	General Electric Co.	Specific Equipment In Lieu of PA SOS filing from 1994	03/19/2004	40778193
Pathmark Stores, Inc.	Delaware SOS	UCC-3 Continuation	General Electric Co.	Specific Equipment In Lieu of PA SOS filing from 1994	03/19/2004	40778193	03/10/2009	20090751872
Pathmark Stores, Inc.	Delaware SOS	UCC-1	General Electric Company, GE Lighting	Specific Equipment In Lieu of PA SOS filing from 1994	03/19/2004	40779928
Pathmark Stores, Inc.	Delaware SOS	UCC-3 Continuation	General Electric Company, GE Lighting	Specific Equipment In Lieu of PA SOS filing from 1994	03/19/2004	40779928	03/10/2009	20090751963
Pathmark Stores, Inc.	Delaware SOS	UCC-1	Konica Minolta Business Solutions U.S.A., Inc.	Leased Equipment	10/04/2005	53063840
Pathmark Stores, Inc.	Delaware SOS	UCC-1	Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	Leased Equipment	10/30/2007	20074124334
Pathmark Stores, Inc.	Delaware SOS	UCC-1	Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	Leased Equipment	12/05/2007	20074598131
Pathmark Stores, Inc.	Delaware SOS	UCC-1	Emigrant Business Credit Corporation	Specific Equipment	12/26/2007	20074868146
Pathmark Stores, Inc.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092502299

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
Pathmark Stores, Inc.	New Jersey, New Jersey Superior Court	Judgment	Creditor: Eric Sanchez , Steve Sanchez Debtor: Pathmark Supermarkets General Corporation	Award $8,750.00	08/31/1992	J 099998-92 Case Number L 007481 92
Pathmark Stores, Inc.	New Jersey, New Jersey Superior Court	Judgment	Creditor: Leeannie Santiago and Anaida Santago Debtor: Supermarkets General Corporation Pathmark	Award 1: 10,132.28 Award 2: 4,867.72	11/15/1995	J 306482-95
Pathmark Stores, Inc.	New Jersey, New Jersey Superior Court	Judgment	Creditor Justine Peters Debtor - Supermarkets General Corporation d/b/a Pathmark	Award $2,500.00	11/21/1995	J 308333-95
Pathmark Stores, Inc.	New Jersey, New Jersey Superior Court	Judgment	Creditor: Denise Jones Debtor: Pathmark Stores Inc.	Award: $9,000.00	08/04/1997	J 356174-97
Pathmark Stores, Inc.	New Jersey, New Jersey Superior Court	Judgment	Creditor Arty Imports Inc.	Award: $1,419.43	08/26/1991	DJ095009-91
Pathmark Stores, Inc.	New Jersey, New Jersey Superior Court	Judgment	Creditor: Chrysler Credit Corp. Debtor Gary Gordon O/B/O Pathmark	Award: $12,052.49	10/02/1998	DJ251887-98
Pathmark Stores, Inc.	New Jersey, New Jersey Superior Court	Judgment	Creditor: Div of Employer Acco Unts Debtor: Pathmark Stores Inc.	Award: $12.623.62	01/27/2010	DJ025410-10

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
Pathmark Stores, Inc.	New Jersey, New Jersey Superior Court	Judgment	Creditor: Robert Leidenfrost Debtor: Path Mark	Award: $854.00	08/11/2010	DJ208470-10
Pathmark Stores, Inc.	New Jersey, New Jersey Superior Court	Judgment	Creditor: Elizabeth Dole, Secretary of Labor, US Dept of Labor Debtor: Supermarkets General Corp., a Corporation d/b/a Pathmark	Award: $725.20	10/13/1994	90CV02713
Plainbridge LLC	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092502737
Plainbridge LLC	New Jersey, New Jersey Superior Court	Judgment	Creditor: Div of Employer Acco Unts Debtor: Plainbridge LLC	Amount $22,126.23	01/27/2010	DJ025467-10
S E G STORES, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503263
SHOPWELL, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503206
SHOPWELL, INC.	Massachusetts SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200974700360
SPRING LAKE PRODUCE CORP.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050454033
SPRING LANE PRODUCE CORP.	New York SOS	UCC-3 Amendment Amended Debtor’s name which was incorrectly filed under “Spring Lake Produce Corp.”	Wilmington Trust Company	All assets	08/05/2009	200908050454033	01/29/2010	201001290055985
Super Fresh Food Markets of Maryland, Inc.	Maryland SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	181376147

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
Super Fresh Food Markets of Maryland, Inc.	Maryland, Baltimore City	Judgment	Plaintiff: Patricia Rathel	Amount: $28,000.00 Note on listing “Filing in Archives”	04/30/1999	24-C-99-2003
Super Fresh Food Markets of Maryland, Inc.	Maryland, Baltimore City	Judgment	Plaintiff: Richard Snyder	Amount $350,000.00	01/08/2009	24-C-07-5894
Super Fresh Food Markets of Maryland, Inc.	New Jersey, New Jersey Superior Court	Judgment (Not exact Name)	Debtor: Super Fresh Food Markets Inc. Creditor: Carolyn Wilson, Gabrielle Wilson	Amounts: $1,727.00 $2,2023.00 $2,809.00 $2,809.00	10/08/1992	J 115649-92
Super Fresh Food Markets of Maryland, Inc.	New Jersey, New Jersey Superior Court	Judgment (Not exact name)	Debtor: Super Fresh Markets Inc. Creditor: Frances Durante	Award: $3,980.61 Interest $200.54	11/21/2000	J 224885-00
Super Fresh Food Markets of Maryland, Inc.	New Jersey, New Jersey Superior Court	Judgment (Not exact name)	Debtor: Super Fresh Markets Inc. Creditor: Ancar Transport Inc.	Award: $645.23	01/22/1996	DJ025312-96
SUPER FRESH FOOD MARKETS, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503065
SUPER FRESH FOOD MARKETS, INC.	Delaware, New Castle Prothonotary	Judgment	Plaintiff: Kimberly James and Byron James Defendant: Super Fresh Food Markets, Inc.	Amount: $265,000.00 plus $10,000.00 and $3,315.00	06/26/2008	05C-08-303 WCC

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
SUPER FRESH FOOD MARKETS, INC.	New Jersey, New Jersey Superior Court	Judgment	Debtor: Super Fresh Food Markets Inc. Creditor: Carolyn Wilson, Gabrielle Wilson	Amounts: $1,727.00 $2,2023.00 $2,809.00 $2,809.00	10/08/1992	J 115649-92
SUPER FRESH FOOD MARKETS, INC.	New Jersey, New Jersey Superior Court	Judgment (Not exact name)	Debtor: Super Fresh Markets Inc. Creditor: John A Torres and Nita Torrez	Awards: $67,500.00 Interests: 9,625.95 $3,750.00 Interest: $628.35	06/11/1997	J 292833-97
SUPER FRESH FOOD MARKETS, INC.	New Jersey, New Jersey Superior Court	Judgment (Not exact name)	Debtor: Super Fresh Markets Inc. Creditor: Frances Durante	Award: $3,980.61 Interest $200.54	11/21/2000	J 224885-00
SUPER FRESH/SAV-A-CENTER, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092502943
Supermarket Distribution Services, Inc.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503560
Supermarket Distribution Services, Inc.	New Jersey, New Jersey Superior Court	(Not exact name)	Debtor: Supermarket Services Inc. Creditor: Department of Labor	Award: $1,487.21	12/11/1998	DJ3148219-98
SUPER MARKET SERVICE CORP.	Pennsylvania SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	2009080561042
SUPER MARKET SERVICE CORP.	New Jersey, New Jersey Superior Court	Judgment (not exact name)	Debtor: Supermarket Services Inc. Creditor: Dept of Labor	Award: $1,487.21	12/11/1998	DJ318219-98

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
SUPER PLUS FOOD WAREHOUSE, INC.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503644
Supermarkets Oil Company, Inc.	New Jersey SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	2531399-4
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102502
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Amendment Added Collateral	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102502	01/14/2002	0000000181102502
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102502	10/04/2006	0000000181102502
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102503
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Amendment Added Collateral	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102503	01/15/2002	0000000181102503
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102503	10/04/2006	0000000181102503
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102540
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Amendment Added Collateral	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102540	01/14/2002	0000000181102540
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102540	10/04/2006	0000000181102540
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102541

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Amendment Added Collateral	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102541	01/14/2002	0000000181102541
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	LaSalle National Leasing Corporation	Leased Equipment	11/26/2001	0000000181102541	10/04/2006	0000000181102541
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	LaSalle National Leasing Corporation	Leased Equipment	01/14/2002	0000000181106908
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	LaSalle National Leasing Corporation	Leased Equipment	01/14/2002	0000000181106908	10/04/2006	0000000181106908
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	LaSalle National Leasing Corporation	Leased Equipment	01/14/2002	0000000181106925
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	LaSalle National Leasing Corporation	Leased Equipment	01/14/2002	0000000181106925	10/04/2006	0000000181106925
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	LaSalle National Leasing Corporation	Leased Equipment	02/20/2002	0000000181110272
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	LaSalle National Leasing Corporation	Leased Equipment	02/20/2002	0000000181110272	11/15/2006	0000000181110272
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	LaSalle National Leasing Corporation	Leased Equipment	02/20/2002	0000000181110338
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	LaSalle National Leasing Corporation	Leased Equipment	02/20/2002	0000000181110338	11/15/2006	0000000181110338
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	American Bank Note Company, as Agent for the United States Postal Service	Consigned Goods	05/27/2003	0000000181154286
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	American Bank Note Company, as Agent for the United States Postal Service	Consigned Goods	05/27/2003	0000000181154286	04/10/2008	0000000181154286
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	NEC Financial Services, Inc.	Specific Equipment	11/06/2003	0000000181170973

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Continuation	NEC Financial Services, Inc.	Specific Equipment	11/06/2003	0000000181170973	08/18/2008	0000000181170973
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	Bank of America, N.A., as Issuing Bank	All Debtor’s rights to Accounts, Cash, Cash Equivalents...	10/18/2005	0000000181246703
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	American Bank Note Company, as Agent for the United States Postal Service	Consigned Goods	05/26/2006	0000000181269962
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	American Bank Note Company, as Agent for the United States Postal Service	Consigned Goods	08/25/2006	0000000181279472
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	General Electric Capital Corp.	Leased Equipment	01/26/2007	0000000181295094
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	General Electric Capital Corp.	Leased Equipment	02/07/2007	0000000181296245
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	Crown Credit Company	Specific Equipment	05/18/2007	0000000181307010
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	Xerox Corporation	Leased Equipment	11/09/2007	0000000181325029
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	Sensomatic Electronics Corporation	Specific Equipment	10/03/2008	0000000181354364
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Amendment Amended Secured Party’s name.	ADT Security Services, Inc. - Sensormatic Division	Specific Equipment	10/03/2008	0000000181354364	01/05/2010	0000000181354364
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	California First Leasing Corporation	Specific Equipment	12/31/2008	0000000181361035
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-3 Amendment Restated Collateral	California First Leasing Corporation	Specific Equipment	12/31/2008	0000000181361035	03/18/2009	0000000181361035

Debtor	Jurisdiction	Type of filing	Secured Party	Collateral	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	American Greetings Corporation	Purchase Money Security Interest in all products of secured party...	07/30/2009	0000000181375777
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	0000000181376149
The Great Atlantic & Pacific Tea Company, Inc.	Maryland SOS	UCC-1	C&S Wholesale Grocers, Inc.	Consigned Goods.	09/17/2009	0000000181378899
The Meadows Plaza Development Corp.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050453916
THE OLD WINE EMPORIUM OF WESTPORT, INC.	Connecticut SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	0002707907
THE SOUTH DAKOTA GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.	South Dakota SOS	UCC-1	Wilmington Trust Company	All assets	08/14/2009	20092260810036
The Food Emporium, Inc.	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092503099
The Food Emporium, Inc.	New Jersey SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	2531389-5
TRADEWELL FOODS OF CONN., INC.	Connecticut SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	0002707903
Upper Darby Stuart, LLC	Delaware SOS	UCC-1	Wilmington Trust Company	All assets	08/04/2009	20092502661
WALDBAUM, INC.	New York SOS	UCC-1	American Bank Note Company, as Agent for the United States Postal Service	Consigned Goods	08/25/2006	200608250698225
WALDBAUM, INC.	New York SOS	UCC-1	Wilmington Trust Company	All assets	08/05/2009	200908050454071

SCHEDULE 6.04

Existing Investments

1.               Equity investments in the Subsidiaries set forth on Schedule 3.12 which are incorporated by reference.

2.               The investments in the following joint ventures:

Loan Party	Joint Venture Investment	Percentage Owned

Borman’s, Inc.	The Heights	33-1/3%

	BLS Properties	50%

Waldbaum, Inc.	McLean Plaza Associates	51%

Pathmark Stores, Inc.	North Babylon Associates	50%

	Dutch Broadway Associates	50%

SCHEDULE 6.10

Existing Restrictions

Restrictions relating to the payment of dividends and/or incurrence of liens by the subsidiary joint ventures referred to in Schedule 6.04.

EXHIBIT A: FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) and is dated as of the Effective Date set forth below and is entered into by and between [the][each](1) Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each](2) Assignor identified in item 1 below ([the][each, an] and [the][each Assignee identified in item 2 below ([the](each, an] [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees](3) hereunder are several and not joint.](4)  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, with respect to the Letters of Credit included in such facilities(5)) and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions

(1)  For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

(2)  For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

(3)  Select as appropriate.

(4)  Include bracketed language if there are either multiple Assignors or multiple Assignees.

(5)  Include all applicable subfacilities, if any.

governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.                                       Assignor[s]:

2.                                       Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.                                       Borrowers:              The Great Atlantic & Pacific Tea Company, Inc. and the other Borrowers party to the Credit Agreement.

4.                                       Administrative Agent:  JPMorgan Chase Bank, N.A., as the Administrative Agent under the Credit Agreement

5.                                       Credit Agreement:  Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (a “Borrower”), certain of its direct and indirect subsidiaries parties thereto (each a “Borrower” and together with the Company, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent

6.                                       Assigned Interest[s]:

Assignor[s](6)	Assignee[s](7)	Facility Assigned(8)	Aggregate Amount of Commitment /Loans for all Lenders(9)	Amount of Commitment /Loans Assigned(10)	Percentage Assigned of Commitment /Loans(11)	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7.                              Trade Date:                             ](12)

Effective Date:                                             , 20   [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Title:

(6)  List each Assignor, as appropriate.

(7)  List each Assignee, as appropriate.

(8)  Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Loan”, “Term Loan”, etc.).

(9)  Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(10)  Subject to minimum amount requirements pursuant to Section 9.04(b)(i) of the Credit Agreement and subject to proportionate amount requirements pursuant to Section 9.04(b)(ii) of the Credit Agreement.

(11)  Set forth. to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(12)  To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

ASSIGNEE [NAME OF ASSIGNEE]

By:
Title:

Acknowledged, consented to:(13)

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Title:

(13)  To the extent required under Section 9.04(b)(iii)(B) of the Credit Agreement.

Acknowledged and consented to:(14)

[ISSUING BANK[S], as applicable]

By:
Title:

By:
Title:

(14)  To the extent required under Section 9.04(b)(iii)(A) of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

Reference is made to a certain Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (a “Borrower”), certain of its direct and indirect subsidiaries parties thereto (each a “Borrower” and together with the Company, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.             Representations and Warranties.

1.1.          Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

1.2.          Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 9.04(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.                                       Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.                                       General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York (except for the conflict of laws rules thereof, but including general obligations law sections 5-1401 and 5-1402 and (to the extent applicable) the Bankruptcy Code.

4.                                       Fees.  Unless waived by the Administrative Agent in accordance with section 9.04(b)(iv), this Assignment and Assumption shall be delivered to the Administrative Agent with a processing and recordation fee of $3,500.00.

Exhibit B-1

Form of Borrowing Base Certificate

The Great Atlantic & Pacific Tea Company, Inc.
Obligor Number:
Loan Number:
Date:

REVOLVER BORROWING BASE (US$ in 000s)

Inventory per Stock Ledger	—
Less: Ineligibles	—
Total Eligible Inventory	—
Net Recovery Value (69.90%)	—
LTV%	—
Advance Rate	75.00%
(i) Inventory Availability	—

Inventory per Stock Ledger
Less: Ineligibles
Total Eligible Inventory
Appraised Value of Inventory
Advance Rate	90.00%
Less: Inventory Reserves
(ii) Inventory Availability	—

(a) Inventory Availability — Lesser of (i) and (ii)

Gross Credit Card A/R	—
Less: Ineligibless	—
Total Eligibile Credit Card A/R	—
Advance Rate	90.00%
(b) Credit Card A/R Availability	—

Total Eligible Coinstar Receivables	—
Advance Rate	85.00%
(c) Coinstar Receivables Availability	—

Gross Third Party Insurance Provider A/R	—
Less: Ineligibles	—
Total Eligible Third Party Insurance Provider A/R	—
Advance Rate	85.00%
(d) Third Party Insurance Provider A/R Availability	—

Appraised Value of Scripts
Advance Rate	85.00%
(e) Scripts Availability	—

Appraised Value of Owned Real Estate	—
Advance Rate	50.00%
(f) Real Estate Availability	—

Availability	—

Less: Availability Reserves
Carve-out Reserve	—
Gift Certificate Liability	—
Bank Products Reserves	—
Cash Management Reserves	—
Realty Reserves	—
Outstanding Taxes and other Government Charges	—
Other	—
Total Availability Reserves	—

REVOLVER BORROWING BASE

Aggregate Revolving Balance Outstanding	—
Aggregate Letters of Credit Outstanding	—
Revolving Exposure prior to today’s request	—

Excess Availability prior to today’s request	—

ADVANCE REQUEST
INTEREST RATE BASIS
INTEREST PERIOD
LAST DAY THEREOF
PAYDOWN

Excess Availability after today’s request	—

Pursuant to, and in accordance with, the terms and provisions of that certain Superpriority Debtor-in-Possession Credit Agreement (“Agreement”), between The Great Atlantic & Pacific Tea Co., Inc., as a Borrower (the “Company”), the other borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the Company hereby delivers to the Administrative Agent this Revolving Borrowing Base Certificate accompanied by supporting data (collectively referred to as the “Report”). The Company warrants and represents to the Administrative Agent that this Report is true and correct, and is based on information contained in the Company’s own financial accounting records. The Company, by the execution of this Report, hereby certifies there is no continuing Default (as defined in the Agreement) or Event of Default (as defined in the Agreement) on this              day of                  , 2010.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Exhibit B-2

Form of Collateral Amount Certificate

The Great Atlantic & Pacific Tea Company, Inc.
Obligor Number:
Loan Number:
Date:

COLLATERAL AMOUNT (US$ in 000s)

Inventory per Stock Ledger	—
Less: Ineligibles	—
Total Eligible Inventory	—
Appraised Value of Inventory	—
Less: Inventory Reserves	—
(a) Inventory Availability	—

Gross Credit Card A/R	—
Less: Ineligibles	—
(b) Credit Card A/R Availability	—

Total Eligible Coinstar Receivables	—
(c) Coinstar Receivables Availability	—

Gross Third Party Insurance Provider A/R	—
Less: Ineligibles	—
(d) Third Party Insurance Provider A/R Availability	—

Appraised Value of Scripts
(e) Scripts Availability	—

Appraised Value of Owned Real Estate	—
(f) Real Estate Availability	—

Appraised Value of Leaseholds	—
(g) Leaseholds Availability	—

Availability	—

Less: Availability Reserves
Carve-out Reserve	—
Gift Certificate Liability	—
Bank Products Reserves	—
Cash Management Reserves	—
Realty Reserves	—
Reserve for Leasehold Obligations	—
Outstanding Taxes and other Government Charges	—
Other	—
Total Availability Reserves	—

COLLATERAL AMOUNT

Aggregate Revolving Balance Outstanding	—
Aggregate Letters of Credit Outstanding	—
Term Loans Outstanding	—
Total Credit Extensions prior to today’s request	—

Excess Availability prior to today’s request	—

ADVANCE REQUEST
INTEREST RATE BASIS
INTEREST PERIOD
LAST DAY THEREOF
PAYDOWN

Excess Availability after today’s request	—

Pursuant to, and in accordance with, the terms and provisions of that certain Superpriority Debtor-in-Possession Credit Agreement (“Agreement”), between The Great Atlantic & Pacific Tea Co., Inc., as a Borrower (the “Company”), the other borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the Company hereby delivers to the Administrative Agent this Collateral Amount Certificate accompanied by supporting data (collectively referred to as the “Report”). The Company warrants and represents to the Administrative Agent that this Report is true and correct, and is based on information contained in the Company’s own financial accounting records. The Company, by the execution of this Report, hereby certifies there is no continuing Default (as defined in the Agreement) or Event of Default (as defined in the Agreement) on this                day of                             , 2010.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Exhibit C

Form of Guaranty

Guaranty

GUARANTY, dated as of December 14, 2010, made by THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement, defined herein) (the “Company”), each of the subsidiaries of the Company listed on Schedule I hereto (each such subsidiary a debtor and debtor-in-possession, individually, a “Subsidiary” and, collectively, the “Subsidiaries”; and each such Subsidiary and the Company, individually, a “Guarantor” and, collectively, the “Guarantors”) in favor of JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase Bank”), as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Secured Parties (as defined in the Security Agreement defined below).

Reference is made to the Superpriority Debtor-in-Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company as a Borrower, certain of its direct and indirect subsidiaries parties thereto (each a “Borrower” and together with the Company, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent. Capitalized terms used herein but not defined herein shall have the meanings as set forth in the Credit Agreement.

The Lenders have agreed to make Loans to the Borrowers, in each case, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors (except for the Company) is a direct or indirect subsidiary of the Company and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans, and the Issuing Bank to issue Letters of Credit are each conditioned on, among other things, the execution and delivery by the Guarantors of a Guaranty in the form hereof (this “Guaranty”). As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

Accordingly, the parties hereto agree as follows:

SECTION 1.  Guarantee.  Each Guarantor that is not a Borrower unconditionally and absolutely guarantees to each Secured Party, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrowers of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of the Cases, regardless of whether allowed or allowable in such proceedings) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, (iii) obligations to repay overdraft amounts plus interest, if any, customarily applied on overdrafts and all obligations (including without limitation fees, costs, expenses and indemnities) owed to any Lender or an Affiliate of a Lender arising from any Cash Management Services provided by a Lender or Affiliate of a Lender to any Loan Party and (iv) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the Cases, regardless of whether allowed or allowable in such proceedings), of the Borrowers to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement or the other Loan Documents, and (d) the due and punctual payment and performance of all obligations of the Borrowers under each Hedging Agreement entered into with any counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the “Obligations”). Each Guarantor further agrees that the Obligations may be extended, renewed, exchanged, continued, converted, amended, amended and restated, supplemented, consolidated or otherwise modified in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, renewal, exchange, continuation, conversion, amendment, amendment and restatement, supplement, consolidation or other modification of any Obligation.

SECTION 2.  Obligations Not Waived.  To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to each Borrower (or if such Guarantor is a Borrower, each other Borrower) or any other person of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment and any requirement that the Collateral Agent or any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any Borrower, any other Guarantor or any other guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise for any reason, (b) any rescission, waiver (except the effect of any waiver obtained pursuant to Section 12(b)), amendment or modification of, or any release of any Borrower or any other Guarantor from any terms or provisions of any other Loan Document, any other Guaranty or any other agreement, including with respect to any other Guarantor under this Agreement, (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, (d) any right that any Guarantor may now or hereafter have under Section 3-606 of the UCC or otherwise to unimpaired collateral or (e) any other circumstance that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of, such Guarantor as a matter of law or equity.

SECTION 3.  Security.  Each Guarantor authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of this Guaranty and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsers, other guarantors or other obligors.

SECTION 4.  Guarantee of Payment.  Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due jointly and severally with each other Guarantor and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other Person.

SECTION 5.  No Discharge or Diminishment of Guarantee.  The obligations of each Guarantor hereunder are irrevocable and shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any regulatory change or other governmental action (whether or not adverse) or other change in applicable law, or any claim of waiver, release, surrender, alteration or compromise of any of the Obligations against any Borrower or any other Guarantor, and shall not be subject to any defense, setoff, counterclaim, recoupment, abatement or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by: (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, (b) any waiver or modification of any provision of any thereof, (c) any default, failure or delay, willful or otherwise, in the performance of the Obligations, (d) any change in the existence, structure or ownership of any Borrower or any other Guarantor, (e) any liquidation or other similar proceeding (including the Cases) affecting any Borrower or any other Guarantor or its assets or any resulting disallowance, release or discharge of all or any portion of the Obligations, (f) any direction as to application of payment by any Borrower or any other Guarantor or any other Person, (g) the failure by any Borrower or any Guarantor or any other Person to sign this Agreement or a guaranty similar to this Agreement or (h) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

SECTION 6.  Defenses of Borrowers Waived.  To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of any Borrower or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower, other than the final and indefeasible payment in full in cash of the Obligations (or, in the case of an action seeking payment of less than all the Obligations, payment in full in cash of the portion of the Obligations sought in such action). The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Guarantor or exercise any other right or remedy available to them against any Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Guarantor or guarantor, as the case may be, or any security.

SECTION 7.  Agreement to Pay; Subordination.

(a)        Payments to be Made Upon Default. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby, in cash the amount of such unpaid Obligations.

(b)        General Provisions as to Payments.  Each payment hereunder shall be made without set-off, counterclaim or other deduction, in Federal or other funds immediately available in New York, New York, to the Collateral Agent at the address(es) referred to in Section 14 on the basis set forth in Section 2.17 of the Credit Agreement.

(c)        Application of Payments.  All payments received by the Administrative Agent hereunder shall be applied as provided in Section 7.03 of the Credit Agreement.

(d)        Subordination.  Upon payment by any Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Guarantor against any Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of any other Borrower or any other Guarantor now or hereafter held by any Borrower or any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Borrower or Guarantor, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

SECTION 8.  Information.  Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrowers’ (or in the case of a Borrower, each other Borrowers’) financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 9.  Representations and Warranties.  Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

SECTION 10.  Termination.  The Guarantees made hereunder shall in all respects be continuing guarantees and (a) shall terminate when all the Obligations have been indefeasibly paid in full (other than contingent indemnification obligations with respect to then unasserted claims which, pursuant to the terms of this Agreement, the other Loan Documents or the Hedging Agreements described in clause (d) of the definition of Obligations hereunder, survive the termination of this Agreement, the other Loan Documents or the Hedging Agreements described in clause (d) of the definition of Obligations hereunder), the Lenders have no further commitment to lend, the L/C Exposure has been reduced to zero or collateralized to the satisfaction of the Administrative Agent, the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement and the Obligations under the Hedging Agreements described in clause (d) of the definition of Obligations hereunder have been reduced to zero (or collateral or indemnification to the satisfaction of the counterparties thereto has been provided) and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor under the Cases. A Guarantor (other than a Borrower) shall automatically be released from its obligations hereunder in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of any Borrower (i) in accordance with the terms of Section 6.05 of the Credit Agreement or (ii) if the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise. Upon the release of a Guarantor from such obligations under this Agreement pursuant to this Section 10, and at the sole expense of such Guarantor, the Collateral Agent shall execute and deliver to such Guarantor such documents as that such Guarantor may reasonably request to evidence such termination or release; provided that such Guarantor will provide such instruments, letter agreements and indemnities relating to its obligations hereunder prior to the date it ceased to be a Subsidiary of any Borrower and such opinion of counsel as may be requested and prove satisfactory to the Collateral Agent. Each Guarantor party hereto agrees that payment or performance of any of the Obligations or other acts which toll any statute of limitations applicable to the Obligations shall also toll the statute of limitations applicable to each such Guarantor’s liability hereunder.

SECTION 11.  Binding Effect; Several Agreement; Assignments.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 12.  Waivers; Amendment

(a)        No failure or delay of the Collateral Agent or any Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b)        Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 13.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

SECTION 14.  Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address or telecopy number set forth in Schedule I hereto, with a copy to the Company.

SECTION 15.  Survival of Agreement; Severability

(a)        All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making of the Loans by the Lenders and the issuance of Letters of Credit by the Issuing Bank, in each case regardless of any investigation made by or on behalf of any Secured Party, and shall continue in full force and effect until this Agreement shall terminate.

(b)        In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 16.  Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 17.  Rules of Interpretation.  The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

SECTION 18.  Jurisdiction; Consent to Service of Process

(a)        Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any of the Guarantors or their respective properties in the courts of any jurisdiction.

(b)        Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)        Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each Guarantor hereby appoints the

Company as its agent for service of process in the United States and the Company hereby accepts such appointment,

SECTION 19.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 20.  Additional Guarantors.  Pursuant to Section 5.12 of the Credit Agreement each Subsidiary of any Borrower that is formed or acquired after the Effective Date and that is a Loan Party is required to execute the Guaranty. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

SECTION 21.  Right of Setoff

(a)        If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor then existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document or whether such obligations may be unmatured. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including any other rights of setoff) that such Secured Party may have. No Secured Party will, or will permit its Participant to, exercise its rights under this Section 21 without the consent of the Administrative Agent.

(b)        No act or omission of any kind or at any time on the part of any Secured Party in respect of any matter whatsoever shall in any way affect or impair the rights of the Collateral Agent or any other Secured Party to enforce any right, power or benefit under this Agreement, and no set-off, claim, reduction or diminution of any Obligation or any defense of any kind or nature which any Guarantor has or may have against any Borrower, any Guarantor or any Secured Party shall be available against the Collateral Agent or any other Secured Party in any suit or action brought by the Collateral Agent or any other Secured Party to enforce any right, power or benefit provided for by this Agreement; provided that nothing herein shall prevent the assertion by any Guarantor of any such claim by separate suit or compulsory counterclaim. Nothing in this Agreement shall be construed as a waiver by any Guarantor of any rights or claims which it may have against any Secured Party hereunder or otherwise, but any recovery upon such rights and claims shall be had from such Secured Party separately, it being the intent of this Agreement that each Guarantor shall be unconditionally, absolutely and jointly and severally obligated to perform fully all its obligations, covenants and agreements hereunder for the benefit of each Secured Party.

SECTION 22.  Maximum Liability

Notwithstanding any provision herein contained to the contrary, each Guarantor’s liability under this Agreement shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by any Secured Party from such Guarantor under this Agreement without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law (the “Avoidance Provisions”) after taking into account, among other things, such Guarantor’s right of contribution and indemnification from each other Guarantor, if any (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to any Borrower or any other Guarantor or any of its Affiliates to the extent that such indebtedness (A) would be discharged or would be subject to a right of set-off in an amount equal to the amount paid by such Guarantor hereunder or (B) has been pledged to, and is enforceable by, the Collateral Agent on behalf of the Secured Parties and (ii) under any guaranty of Indebtedness subordinated in right of payment to the Obligations which guaranty contains a limitation as to a maximum amount similar to that set forth in this paragraph pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount). To the end set forth above, but only to the extent that the obligations of a Guarantor hereunder (the “Guaranty Obligations”) would otherwise be subject to avoidance under the Avoidance Provisions, if such Guarantor is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for the Guaranty Obligations, or if the Guaranty Obligations

would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranty Obligations is deemed to have been incurred for the purposes of the Avoidance Provisions, the maximum Guaranty Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranty Obligations as so reduced, to be subject to avoidance under the Avoidance Provisions.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:
Name:
Title:

Signature Page to Guaranty

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Signature Page to Guaranty

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Signature Page to Guaranty

SCHEDULE I

	Subsidiary	Borrower/Guarantor

1	2008 Broadway, Inc.	Guarantor
2	AAL Realty Corp.	Borrower
3	Adbrett Corp.	Guarantor
4	Amsterdam Trucking Corporation	Guarantor
5	APW Supermarket Corporation	Guarantor
6	APW Supermarkets, Inc.	Borrower
7	Bergen Street Pathmark, Inc.	Borrower
8	Best Cellars DC Inc.	Guarantor
9	Best Cellars Inc.	Guarantor
10	Best Cellars Licensing Corp.	Guarantor
11	Best Cellars Massachusetts, Inc.	Guarantor
12	Best Cellars VA Inc.	Guarantor
13	Bev, Ltd.	Guarantor
14	Borman’s, Inc.	Guarantor
15	Bridge Stuart, Inc.	Borrower
16	Clay-Park Realty Co., Inc.	Guarantor
17	Compass Foods, Inc.	Borrower
18	East Brunswick Stuart LLC	Borrower
19	Farmer Jack’s of Ohio, Inc.	Guarantor
20	Food Basics, Inc.	Borrower
21	Gramatan Foodtown Corp.	Guarantor
22	Grape Finds At Dupont, Inc.	Guarantor
23	Grape Finds Licensing Corp.	Guarantor
24	Greenlawn Land Development Corp.	Guarantor
25	Hopelawn Property I, Inc.	Borrower
26	Kohl’s Food Stores, Inc.	Guarantor
27	Kwik Save Inc.	Guarantor
28	Lancaster Pike Stuart, LLC	Borrower
29	LBRO Realty, Inc.	Guarantor
30	Lo-Lo Discount Stores, Inc.	Borrower
31	MacDade Boulevard Stuart, LLC	Borrower
32	McLean Avenue Plaza Corp.	Borrower
33	Milik Service Company, LLC	Guarantor
34	Montvale Holdings, Inc.	Guarantor
35	North Jersey Properties, Inc. VI	Guarantor
36	Onpoint, Inc.	Guarantor
37	Pathmark Stores, Inc.	Borrower
38	Plainbridge LLC	Borrower
39	S E G Stores, Inc.	Guarantor
40	Spring Lane Produce Corp.	Guarantor
41	Shopwell, Inc.	Borrower
42	Shopwell, Inc. (New Jersey)	Borrower
43	Super Fresh Food Markets, Inc.	Borrower
44	Super Fresh/Sav-A-Center, Inc.	Borrower
45	Super Market Service Corp.	Borrower
46	Super Plus Food Warehouse, Inc.	Borrower
47	Supermarkets Oil Company, Inc.	Guarantor
48	The Food Emporium, Inc.	Guarantor
49	The Old Wine Emporium of Westport, Inc.	Guarantor
50	The South Dakota Great Atlantic & Pacific Tea Company, Inc.	Guarantor
51	Tradewell Foods of Conn., Inc.	Borrower
52	Upper Darby Stuart, LLC	Borrower
53	Waldbaum, Inc.	Borrower

To any Borrower or Guarantor at:

c/o The Great Atlantic & Pacific Tea Company, Inc.

Two Paragon Drive

Montvale, NJ 07645

Attention of the Treasurer

Telecopy No: (201) 571-8036

Exhibit D

Form of Indemnity, Subrogation and Contribution Agreement

Indemnity, Subrogation and Contribution Agreement

INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT, dated as of December 14, 2010, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement, defined herein) (the “Company”), each subsidiary of the Company listed on Schedule I hereto (each such subsidiary a debtor and debtor-in-possession, individually a “Guarantor” and collectively, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan Chase Bank”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as such term is defined in the Security Agreement).

Reference is made to (a) the Superpriority Debtor-in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, as a Borrower, the other Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank as Administrative Agent and Collateral Agent and (b) the Guaranty made by each Guarantor in favor of the Secured Parties dated as of December 14, 2010. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to the Borrowers and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed the Obligations (as such term is defined in the Guaranty). The Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees pursuant to (a) the Pledge Agreement and (b) the Security Agreement, and certain other Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees pursuant to certain other Security Documents. The obligations of the Lenders to make Loans and the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of an agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit , the Guarantors are willing to execute this Agreement.

Accordingly, each Borrower, each Guarantor and the Collateral Agent agree as follows:

1.             Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), each Borrower agrees that (a) in the event a payment shall be made by any Guarantor (other than such Borrower) under the Guaranty, each Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor (other than such Borrower) shall be sold or otherwise disposed of pursuant to any Security Document to satisfy a claim of any Secured Party, each Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

2.             Contribution and Subrogation.  Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guaranty or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrowers as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

3.             Subordination.  Notwithstanding any provision of this Agreement to the contrary, all rights of each of the Guarantors under Sections 1 and 2 and all other rights of each of the Guarantors in respect of indemnity, contribution or subrogation from any other Loan Party under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of all Obligations that are then due and payable whether at maturity, by acceleration or otherwise. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

4.             Termination.  This Agreement shall survive and be in full force and effect until all of the Obligations (as defined in the Security Agreement) have been indefeasibly paid in full (other than contingent indemnification obligations which, pursuant to the terms of the Loan Documents or the Hedging Agreements described in clause (d) of the definition of Obligations, survive the termination of this Agreement, the other Loan Documents or the Hedging Agreements described in clause (d) of the definition of Obligations), the Lenders have no further commitment to lend, the L/C Exposure has been reduced to zero or collateralized to the satisfaction of the Administrative Agent and/or the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement. A Guarantor shall automatically be released from its obligations hereunder in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of any Borrower (i) in accordance with the terms of Section 6.05 of the Credit Agreement or (ii) if the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise. Upon the release of a Guarantor from its obligations under this Agreement pursuant to this Section 4, and at the sole expense of such Guarantor, the Collateral Agent shall execute and deliver to such Guarantor such documents as such Guarantor may reasonably request to evidence such termination or release. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of any Borrower, any Guarantor or otherwise.

5.             GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

6.             No Waiver; Amendment. a. No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

b.             Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrowers, the Guarantors and the Collateral Agent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

7.             Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it as provided in the Guaranty, with a copy to the Company.

8.             Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Neither any Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the consent required in accordance with Section 9.04 of the Credit Agreement.

9.             Survival of Agreement; Severability. a. All covenants and agreements made by each Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the making of the Loans by the Lenders and the issuance of Letters of Credit by the Issuing Bank and shall continue in full force and effect until this Agreement shall terminate.

b.             In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

10.           Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

11.           Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

12.           Additional Guarantors. Pursuant to Section 5.12 of the Credit Agreement each Subsidiary that is a Loan Party that is formed or acquired after the Effective Date is required to execute the Indemnity, Subrogation and Contribution Agreement. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:
Name:
Title:

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:
Name:
Title:

SCHEDULE I

	Subsidiary	Borrower/Guarantor
53	2008 Broadway, Inc.	Guarantor
54	AAL Realty Corp.	Borrower
55	Adbrett Corp.	Guarantor
56	Amsterdam Trucking Corporation	Guarantor
57	APW Supermarket Corporation	Guarantor
58	APW Supermarkets, Inc.	Borrower
59	Bergen Street Pathmark, Inc.	Borrower
60	Best Cellars DC Inc.	Guarantor
61	Best Cellars Inc.	Guarantor
62	Best Cellars Licensing Corp.	Guarantor
63	Best Cellars Massachusetts, Inc.	Guarantor
64	Best Cellars VA Inc.	Guarantor
65	Bev, Ltd.	Guarantor
66	Borman’s, Inc.	Guarantor
67	Bridge Stuart, Inc.	Borrower
68	Clay-Park Realty Co., Inc.	Guarantor
69	Compass Foods, Inc.	Borrower
70	East Brunswick Stuart LLC	Borrower
71	Farmer Jack’s of Ohio, Inc.	Guarantor
72	Food Basics, Inc.	Borrower
73	Gramatan Foodtown Corp.	Guarantor
74	Grape Finds At Dupont, Inc.	Guarantor
75	Grape Finds Licensing Corp.	Guarantor
76	Greenlawn Land Development Corp.	Guarantor
77	Hopelawn Property I, Inc.	Borrower
78	Kohl’s Food Stores, Inc.	Guarantor
79	Kwik Save Inc.	Guarantor
80	Lancaster Pike Stuart, LLC	Borrower
81	LBRO Realty, Inc.	Guarantor
82	Lo-Lo Discount Stores, Inc.	Borrower
83	MacDade Boulevard Stuart, LLC	Borrower
84	McLean Avenue Plaza Corp.	Borrower
85	Milik Service Company, LLC	Guarantor
86	Montvale Holdings, Inc.	Guarantor
87	North Jersey Properties, Inc. VI	Guarantor
88	Onpoint, Inc.	Guarantor
89	Pathmark Stores, Inc.	Borrower
90	Plainbridge LLC	Borrower
91	S E G Stores, Inc.	Guarantor
92	Spring Lane Produce Corp.	Guarantor
93	Shopwell, Inc.	Borrower
94	Shopwell, Inc. (New Jersey)	Borrower
95	Super Fresh Food Markets, Inc.	Borrower
96	Super Fresh/Sav-A-Center, Inc.	Borrower
97	Super Market Service Corp.	Borrower
98	Super Plus Food Warehouse, Inc.	Borrower
99	Supermarkets Oil Company, Inc.	Guarantor
100	The Food Emporium, Inc.	Guarantor
101	The Old Wine Emporium of Westport, Inc.	Guarantor
102	The South Dakota Great Atlantic & Pacific Tea Company, Inc.	Guarantor
103	Tradewell Foods of Conn., Inc.	Borrower
104	Upper Darby Stuart, LLC	Borrower
53	Waldbaum, Inc.	Borrower

To any Borrower or Guarantor at:

c/o The Great Atlantic & Pacific Tea Company, Inc.

Two Paragon Drive

Montvale, NJ 07645

Attention of the Treasurer

Telecopy No: (201) 571-8036

Annex 1 to the
Indemnity, Subrogation and
Contribution Agreement

SUPPLEMENT NO.    , dated as of                         , to the Indemnity, Subrogation and Contribution Agreement, dated as of December 14, 2010, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement, defined herein), each subsidiary of the Company (each such subsidiary a debtor and debtor-in-possession, individually a “Guarantor” and collectively, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan Chase Bank”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as such term is defined in the Security Agreement).

A.            Reference is made to (a) the Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company as a Borrower, the other Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank as Administrative Agent and Collateral Agent and (b) the Guaranty made by each Guarantor in favor of the Secured Parties dated as of December 14, 2010.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement, as applicable.

C.            The Borrowers and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement each Subsidiary that is a Loan Party that is formed or acquired after the Effective Date is required to execute the Indemnity, Subrogation and Contribution Agreement. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lender to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Company.

SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for their reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR]

By:
Name:
Title:
Address:

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:
Name:
Title:
Address:

Exhibit E

Form of Interim Order

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	)
)
	)	Chapter 11
THE GREAT ATLANTIC & PACIFIC TEA	)
COMPANY, INC., et al.,	)	Case No. 10-24559 (RDD)
)
Debtors.	)	Joint Administration Requested
)

INTERIM ORDER (I) AUTHORIZING DEBTORS (A) TO OBTAIN POST-PETITION FINANCING PURSUANT TO 11 U.S.C. §§ 105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1) AND 364(e) AND (B) TO UTILIZE CASH COLLATERAL PURSUANT TO 11 U.S.C. § 363, (II) GRANTING ADEQUATE PROTECTION TO PRE-PETITION SECURED PARTIES PURSUANT TO 11 U.S.C. §§ 361, 362, 363 AND 364 AND (III) SCHEDULING FINAL HEARING
PURSUANT TO BANKRUPTCY RULES 4001(b) AND (c)

Upon the motion (the “Motion”), dated December 12, 2010, of The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) and its affiliated debtors, each as debtor and debtor-in-possession (collectively, the “Debtors”),(1) in the above-captioned cases (the “Cases”) pursuant to sections 105, 361, 362, 363(c)(2), 364(c)(1), 364(c)(2),

(1)  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  The Great Atlantic & Pacific Tea Company, Inc. (0974); 2008 Broadway, Inc. (0986); AAL Realty Corporation (3152); Adbrett Corp. (5661); Amsterdam Trucking Corporation (1165); APW Supermarket Corporation (7132); APW Supermarkets, Inc. (9509); Bergen Street Pathmark, Inc. (1604); Best Cellars DC, Inc. (2895); Best Cellars Inc. (9550); Best Cellars Licensing Corp. (2896); Best Cellars Massachusetts, Inc. (8624); Best Cellars VA, Inc. (1720); Bev, Ltd. (9046); Borman’s, Inc. (9761); Bridge Stuart, Inc. (8652); Clay-Park Realty Co., Inc. (0902); Compass Foods, Inc. (0653); East Brunswick Stuart, LLC (9149); Farmer Jack’s of Ohio, Inc. (5542); Food Basics, Inc.(1210); Gramatan Foodtown Corp. (5549); Grape Finds At DuPont, Inc. (9455); Grape Finds Licensing Corp. (7091); Greenlawn Land Development Corp. (7062); Hopelawn Property I, Inc. (6590); Kohl’s Food Stores, Inc. (2508); Kwik Save Inc. (8636); Lancaster Pike Stuart, LLC (9158); LBRO Realty, Inc. (1125); Lo-Lo Discount Stores, Inc. (8662); MacDade Boulevard Stuart, LLC (9155); McLean Avenue Plaza Corp. (5227); Milik Service Company, LLC (0668); Montvale Holdings Inc. (6664); North Jersey Properties, Inc. VI (6586); Onpoint, Inc. (6589); Pathmark Stores, Inc. (9612); Plainbridge, LLC (5965); S E G Stores, Inc. (4940); Shopwell, Inc. (3304); Shopwell, Inc. (New Jersey) (1281); Spring Lane Produce Corp. (5080); Super Fresh/Sav-A-Center, Inc. (0228); Super Fresh Food Markets, Inc. (2491); Super Market Service Corp. (5014); Super Plus Food Warehouse, Inc. (9532); Supermarkets Oil Company, Inc. (4367); The Food Emporium, Inc. (3242); The Old Wine Emporium of Westport, Inc. (0724); The South Dakota Great Atlantic & Pacific Tea Company, Inc (4647); Tradewell Foods of Conn., Inc. (5748); Upper Darby Stuart, LLC (9153); and Waldbaum, Inc. (8599).  The location of the Debtors’ corporate headquarters is Two Paragon Drive, Montvale, New Jersey 07645.

364(c)(3), 364(d)(1) and 364(e) of title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), and Rules 2002, 4001 and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), seeking, among other things:

(1)  authorization for the Company and the other borrowers under the Pre-Petition Credit Agreement (as defined below) (collectively, the “Borrower”) to obtain, and be jointly and severally obligated in respect of, post-petition financing (the “Financing”), and for all of the other Debtors (the “Guarantors”) to guaranty the Borrower’s obligations in connection with the Financing, up to the aggregate principal amount of $800,000,000 (the actual available principal amount at any time being subject to those conditions set forth in the DIP Documents (as defined below)), from JPMorgan Chase Bank, N.A. (“JPMCB”), acting as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), for itself and any future syndicate of financial institutions (together with JPMCB and including the fronting and issuing banks for the letters of credit, the “DIP Lenders”) to be arranged by J.P. Morgan Securities LLC (the “Lead Arranger”);

(2)  authorization for the Debtors to execute and enter into the DIP Documents and to perform such other and further acts as may be required in connection with the DIP Documents;

(3) until the refinancing  thereof as hereinafter provided, the granting of adequate protection to the lenders (the “Pre-Petition Secured

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Lenders”) under or in connection with that certain Amended and Restated Credit Agreement, dated as of December 27, 2007 (as heretofore amended, supplemented or otherwise modified, the “Pre-Petition Credit Agreement”), among the Borrower, the lenders listed therein, the letter of credit issuing banks named therein, and Bank of America, N.A. (“BofA”), as administrative agent for the Pre-Petition Secured Lenders (the “Pre-Petition Agent”), and that certain Security Agreement, dated as of December 3, 2007, between the Borrower and BofA as collateral agent (as heretofore amended, supplemented or otherwise modified, the “Security Agreement” and, collectively with the Pre-Petition Credit Agreement, and the mortgages and all other documentation executed in connection therewith, (including, for the avoidance of doubt, any Hedging Agreements as defined in the Pre-Petition Credit Agreement), the “Existing Agreements”), whose liens and security interests are being primed by the Financing;

(4) the granting of adequate protection to the noteholders (the “Pre-Petition Secured Noteholders”) under or in connection with that certain indenture dated as of August 4, 2009 between Wilmington Trust Company, as trustee (the “Pre-Petition Trustee”), and the Company (the “Pre-Petition Note Indenture”), whose liens and security interests shall be junior to the DIP Liens and the Adequate Protection Liens (each as defined below);

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(5) authorization for the Debtors to use Cash Collateral (as defined below) and all other collateral in which the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders have an interest, and the granting of adequate protection to the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders with respect to, inter alia, such use of their Cash Collateral and all use and diminution in the value of the Pre-Petition Collateral (as defined below);

(6) authorization for the Debtors to immediately use proceeds of the Financing to, simultaneously with the initial draw under the Financing, refinance the Pre-Petition Debt (as defined below) in full including interest through the date of repayment at the non-default contract rate upon (a) the simultaneous release and termination of the Pre-Petition Secured Lenders’ existing liens, claims and encumbrances and (b) the agreement of the Pre-Petition Secured Lenders to release and terminate any remaining liens, claims and encumbrances in accordance with this Interim Order;

(7) approval of certain stipulations by the Debtors with respect to the Existing Agreements and the liens and security interests arising therefrom;

(8) the granting of superpriority claims to the DIP Lenders payable from, and having recourse to, all pre-petition and post-petition property of the Debtors’ estates and all proceeds thereof (including, subject only to and effective upon entry of the Final Order (as defined below), any

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Avoidance Proceeds (as defined below)), subject to the Carve Out (as defined below);

(9) subject only to and effective upon entry of a final order granting such relief and such other relief as provided herein and in such final order (the “Final Order”), the limitation of the Debtors’ right to surcharge against collateral pursuant to section 506(c) of the Bankruptcy Code;

(10) pursuant to Bankruptcy Rule 4001, that an interim hearing (the “Interim Hearing”) on the Motion be held before this Court to consider entry of the proposed interim order annexed to the Motion (the “Interim Order”) (a) to forthwith obtain the following financing: (i) approximately $200,000,000 under the revolving facility (the “Revolving Facility”) to backstop the outstanding letters of credit under the Pre-Petition Credit Agreement as soon as practicable after receipt of a properly completed backstopping letter of credit application and (ii) a term loan borrowing (the “Term Loan Facility”) in the amount of $350,000,000 to, collectively, and with the proceeds made available under the Revolving Facility, (1) refinance the borrowings and other extensions of credit under the Pre-Petition Credit Agreement in full simultaneously with the initial borrowing under the Term Loan Facility and (2) to provide operating cash for the Debtors, (b) authorizing the Debtors’ use of Cash Collateral and

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other collateral, and (c) granting the adequate protection described herein; and

(11) that this Court schedule a final hearing (the “Final Hearing”) to be held within 30 days of the entry of the Interim Order to consider entry of the Final Order;

and due and appropriate notice of the Motion, the relief requested therein and the Interim Hearing having been served by the Debtors on the forty largest unsecured creditors of each of the Debtors, on the Agent, the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Secured Lenders, the Pre-Petition Secured Noteholders and the United States Trustee for the Southern District of New York, and upon the record of the Interim Hearing held by this Court on December 13, 2010; and after due deliberation and consideration and sufficient cause appearing therefore,

IT IS FOUND, DETERMINED, ORDERED AND ADJUDGED, that:

1.                                       Jurisdiction.  This Court has core jurisdiction over the Cases, this Motion, and the parties and property affected hereby pursuant to 28 U.S.C. §§ 157(b) and 1334.  Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.

2.                                       Notice.  Notice of the Motion, the relief requested therein and the Interim Hearing was served by the Debtors on their forty largest (on a consolidated basis) unsecured creditors, the DIP Agent, the Pre-Petition Agent, the Pre-Petition Trustee and the Office of the United States Trustee for the Southern District of New York.  The interim relief granted herein is necessary to avoid immediate and irreparable harm to the Debtors and their estates pending the Final Hearing.  Under the circumstances, the

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request for interim relief granted herein and the notice given by the Debtors of the Motion and the Interim Hearing constitutes due and sufficient notice thereof and complies with Bankruptcy Rules 4001(b) and (c) and no further notice of the relief sought at the Interim Hearing is necessary or required.

3.                                       Debtors’ Stipulations.  Without prejudice to the rights of any other party (but subject to the limitations thereon contained in paragraphs 16 and 21 below), the Debtors, for themselves but not their estates, admit, stipulate and agree that:

(a)                                  (i) as of the filing of the Debtors’ chapter 11 petitions (the “Petition Date”), the Borrowers and the Guarantors were  indebted and liable to the Pre-Petition Secured Lenders, without defense, counterclaim or offset of any kind, in the aggregate principal amount of not less than $97,500,000 in respect of term loans made, not less than $42,500,000 in respect of revolving credit loans and not less than $196,153,000 in respect of letters of credit issued and outstanding, in each case, by the Pre-Petition Secured Lenders pursuant to, and in accordance with the terms of, the Existing Agreements, plus, in each case, interest thereon and fees, expenses (including any attorneys’, accountants’, appraisers’ and financial advisors’ fees that are chargeable or reimbursable under the Existing Agreements), charges and other obligations incurred in connection therewith as provided in the Existing Agreements (collectively, the “Pre-Petition Debt”), (ii) the Pre-Petition Debt constitutes the legal, valid and binding obligation of the Debtors, enforceable in accordance with its terms (other than in respect of the stay of enforcement arising from section 362 of the Bankruptcy Code) and (iii) no

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portion of the Pre-Petition Debt is subject to avoidance, recharacterization, recovery or subordination pursuant to the Bankruptcy Code or applicable nonbankruptcy law;

(b)                                 the liens and security interests granted to the Pre-Petition Agent pursuant to and in connection with the Existing Agreements (including, without limitation, all security agreements, pledge agreements, mortgages (other than with respect to certain mortgages not recorded prior to the Petition Date), deeds of trust and other security documents executed by any of the Debtors in favor of the Pre-Petition Agent, for its benefit and for the benefit of the Pre-Petition Secured Lenders) in connection with the Existing Agreements, (i) are valid, binding, perfected, enforceable, first-priority liens and security interests in the personal and real property described in the Existing Agreements (the “Pre-Petition Collateral”); (ii) are not subject to avoidance, recharacterization or subordination pursuant to the Bankruptcy Code or applicable nonbankruptcy law; (iii) secure, without limitation, the Debtors’ indemnity obligations to the Pre-Petition Agent under the Existing Agreements; and (iv) are subject and subordinate only to (A) the DIP Liens (as defined below), (B) the Carve Out (as defined below) to which the DIP Liens are subject and (C) valid, perfected and unavoidable liens permitted under the Existing Agreements to the extent such permitted liens are senior to or pari passsu with the liens of the Pre-Petition Agent on the Pre-Petition Collateral (and such liens are and shall be senior to the Pre-Petition Trustee’s liens on the Pre-Petition Collateral and the Junior Adequate Protection Liens (as defined below)); and

(c)                                  the liens and security interests granted to the Pre-Petition Secured Noteholders pursuant to and in connection with the Pre-Petition Note Indenture

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(including, without limitation, all security agreements, pledge agreements, mortgages (other than with respect to certain mortgages not recorded prior to the Petition Date), deeds of trust and other security documents executed by any of the Debtors in favor of and for the benefit of the Pre-Petition Secured Noteholders), shall be subject and subordinate only to (i) the DIP Liens and the Adequate Protection Liens (each as defined below), (ii) the Carve Out (as defined below) to which the DIP Liens are subject and (iii) valid, perfected and unavoidable liens permitted under the Pre-Petition Note Indenture to the extent such permitted liens are senior to or pari passu with the liens of the Agent on the Collateral;

(d)                                 a portion of the Debtors’ borrowings from the DIP Lenders under the DIP Credit Agreement (as defined below) and this Interim Order will be used to, simultaneously with the initial borrowing under the Term Loan, refinance the Pre-Petition Debt owing to the Pre-Petition Secured Lenders and to provide back-to-back letters of credit in respect of the letters of credit currently outstanding under the Pre-Petition Credit Agreement as soon as practicable after receipt of a properly completed backstopping letter of credit application, each in accordance with the terms and conditions set forth in this Interim Order; and, subject to the terms and conditions contained herein (including, without limitation, the priming liens granted hereunder and the Carve Out (as defined below)), any and all pre-petition or post-petition liens and security interests (including, without limitation, any adequate protection replacement liens at any time granted to the Pre-Petition Secured Lenders by this Court) that the Pre-Petition Secured Lenders have or may have in the Pre-Petition Collateral or any other assets and properties of the Debtors

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and their estates shall (i) unless otherwise ordered by the Court, continue to secure the unpaid portion of any Pre-Petition Debt (including, without limitation, any Pre-Petition Debt subsequently reinstated after the repayment thereof because such payment (or any portion thereof) is required to be returned or repaid to the Debtors or the DIP Lenders and the liens securing the Pre-Petition Debt shall have not been avoided) and (ii) be junior and subordinate in all respects to the DIP Lenders’ liens on and security interests in the Collateral (including, without limitation, the DIP Liens (as defined below)) granted under this Interim Order and the DIP Documents (such junior liens and security interests of the Pre-Petition Secured Lenders are hereinafter referred to as the “Contingent Adequate Protection Liens”), and any such reinstated Pre-Petition Debt described in clause (i) of this sentence is hereinafter referred to as the “Contingent Pre-Petition Debt”).

4.                                       Findings Regarding the Financing.

(a)                                  Good cause has been shown for the entry of this Interim Order.

(b)                                 The Debtors have an immediate need to obtain the Financing and use Cash Collateral and all other collateral in order to permit, among other things, the orderly continuation of the operation of their businesses, to maintain business relationships with vendors, suppliers and customers, to make payroll, to make capital expenditures, to repay the Pre-Petition Debt, to provide back-to-back letters of credit in respect of the letters of credit currently outstanding under the Pre-Petition Credit Agreement and to satisfy other working capital and operational needs.  The access of the Debtors to sufficient working capital and liquidity through the use of Cash Collateral, incurrence of new indebtedness for borrowed money and other financial accommodations

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is vital to the preservation and maintenance of the going concern values of the Debtors and to a successful reorganization of the Debtors.

(c)                                  The Debtors are unable to obtain financing on more favorable terms from sources other than the DIP Lenders under the DIP Documents and are unable to obtain adequate unsecured credit allowable under section 503(b)(1) of the Bankruptcy Code as an administrative expense.  The Debtors are also unable to obtain secured credit allowable under sections 364(c)(1), 364(c)(2) and 364(c)(3) of the Bankruptcy Code (i) without the Debtors granting to the Agent and the DIP Lenders, subject to the Carve Out as provided for herein, the DIP Liens and the Superpriority Claims (as defined below) under the terms and conditions set forth in this Interim Order and in the DIP Documents and (ii) repaying the Pre-Petition Debt in full upon entry of the Interim Order, such repayment being a requirement by the Agent for the Financing.

(d)                                 The terms of the Financing and the use of Cash Collateral are fair and reasonable, reflect the Debtors’ exercise of prudent business judgment consistent with their fiduciary duties and constitute reasonably equivalent value and fair consideration.

(e)                                  The Financing has been negotiated in good faith and at arm’s length among the Debtors, the Agent and the DIP Lenders, and all of the Debtors’ obligations and indebtedness arising under, in respect of or in connection with the Financing and the DIP Documents, including without limitation, (i) all loans made to, and all letters of credit issued for the account of, the Debtors pursuant to the credit agreement (the “DIP Credit Agreement”) substantially in the form filed on the docket on

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December 13, 2010 and (ii) any Obligations (as defined in the DIP Credit Agreement), including credit extended in respect of overdrafts and related liabilities and other depository, treasury, and cash management services and other clearing services provided by JPMCB, any DIP Lender or any of their respective affiliates and any hedging obligations of the Debtors permitted under the DIP Credit Agreement in each case owing to JPMCB, any DIP Lender or any of their respective banking affiliates (all of the foregoing in clauses (i) and (ii) collectively, the “DIP Obligations”), shall be deemed to have been extended by the Agent and the DIP Lenders and their affiliates in good faith, as that term is used in section 364(e) of the Bankruptcy Code and in express reliance upon the protections offered by section 364(e) of the Bankruptcy Code, and shall be entitled to the full protection of section 364(e) of the Bankruptcy Code in the event that this Interim Order or any provision hereof is vacated, reversed or modified, on appeal or otherwise.

(f)                                    The Debtors have requested entry of this Order pursuant to Bankruptcy Rules 4001(b)(2) and 4001(c)(2).  Absent granting the relief set forth in this Order, the Debtors’ estates will be immediately and irreparably harmed.  Consummation of the Financing and the use of Cash Collateral in accordance with this Order and the DIP Documents is therefore in the best interest of the Debtors’ estates.

5.                                       Authorization of the Financing, the DIP Documents and the Refinancing of the Pre-Petition Debt.

(a)                                  The Debtors are hereby authorized to enter into the DIP Documents.  Each of the Borrowers is hereby authorized to borrow money and obtain

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letters of credit pursuant to the DIP Credit Agreement, and the Guarantors are hereby authorized to guaranty such borrowings and letters of credits and the Borrowers’ joint and several obligations with respect to such borrowings and letters of credit up to an aggregate principal or face amount of $550,000,000 (plus interest, fees and other expenses and amounts provided for in the DIP Documents), in accordance with the terms of this Interim Order and the DIP Documents, which shall be used for all purposes permitted under the DIP Documents, including, without limitation, first, to refinance the Pre-Petition Debt as provided herein, to provide back-to-back letters of credit in respect of the letters of credit currently outstanding under the Pre-Petition Credit Agreement, to provide working capital for the Borrowers and the Guarantors, for other general corporate purposes and to pay interest, fees and expenses in accordance with this Interim Order and the DIP Documents.  In addition to such loans and obligations, the Debtors are authorized to incur overdrafts and related liabilities arising from treasury, depository and cash management services including any automated clearing house fund transfers provided to or for the benefit of the Debtors by JPMCB, any DIP Lender or any of their respective affiliates; provided, however, that nothing herein shall require JPMCB or any other party to incur overdrafts or to provide any such services or functions to the Debtors.

(b)                                 In furtherance of the foregoing and without further approval of this Court, each Debtor is authorized and directed to perform all acts, to make, execute and deliver all instruments and documents (including, without limitation, the execution or recordation of security agreements, mortgages and financing statements), and to pay all

13

fees, that may be reasonably required or necessary for the Debtors’ performance of their obligations under the Financing, including, without limitation:

(i)                                     the execution, delivery and performance of the Loan Documents (as defined in the DIP Credit Agreement) and any exhibits attached thereto, including, without limitation, the DIP Credit Agreement, the Security Documents (as defined in the DIP Credit Agreement), all related documents and any mortgages contemplated thereby (collectively, and together with the letter agreements referred to in clause (iii) below, the “DIP Documents”),

(ii)                                  the execution, delivery and performance of one or more amendments to the DIP Credit Agreement for, among other things, the purpose of adding additional financial institutions as DIP Lenders and reallocating the commitments for the Financing among the DIP Lenders, in each case in such form as the Debtors, the Agent and the DIP Lenders may agree (it being understood that no further approval of the Court shall be required for amendments to the DIP Credit Agreement (and any fees paid in connection therewith) that do not increase the aggregate commitments thereunder).  Notwithstanding any other provision hereof, without further approval of this Court, amendments to the DIP Documents may be made at any time prior to the earlier of (A) the date that JPMCB and its affiliates shall (i) no longer hold commitments with respect to, or loans under the Term Loan Facility and (ii) hold commitments with respect to or loans under the Revolving Facility of not more than $100,000,0000 (collectively, a “Successful Syndication”) and (B) the date that is 60 days following the date of entry of this Interim Order, if and to the extent the Agent and the Lead Arranger reasonably

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determine that any such change is necessary to ensure a Successful Syndication or as otherwise contemplated by any separate letter agreement entered into in connection with the Financing,

(iii)                               the non-refundable payment to the Agent, the Lead Arranger or the DIP Lenders, as the case may be, of the fees referred to in the DIP Credit Agreement (and in the separate letter agreements between them in connection with the Financing) and reasonable costs and expenses as may be due from time to time, including, without limitation, fees and expenses of the professionals retained as provided for in the DIP Documents without the necessity of filing retention motions or fee applications, and

(iv)                              the performance of all other acts required under or in connection with the DIP Documents.

(c)                                  Upon execution and delivery of the DIP Documents, the DIP Documents shall constitute valid and binding obligations of the Debtors, enforceable against each Debtor party thereto in accordance with the terms of the DIP Documents and this Order.  No obligation, payment, transfer or grant of security under the DIP Documents or this Order shall be stayed, restrained, voidable, or recoverable under the Bankruptcy Code or under any applicable law (including without limitation, under section 502(d) of the Bankruptcy Code), or subject to any defense, reduction, setoff, recoupment or counterclaim: provided, however, in the event that there is a timely successful challenge, pursuant and subject to the limitations contained in paragraph 16 hereof, to the validity, enforceability, extent, perfection or priority of the Pre-Petition

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Debt that the Court shall have the power to unwind or otherwise modify, after notice and hearing, the repayment of the Pre-Petition Debt or a portion thereof (which might include the disgorgement or re-allocation of interest, fees, principal or other incremental consideration paid in respect of the Pre-Petition Debt or the avoidance of liens and/or guarantees with respect to one or more of the Debtors), as the Court shall determine.

6.                                       Superpriority Claims.

(a)                                  Pursuant to section 364(c)(1) of the Bankruptcy Code, all of the DIP Obligations shall constitute allowed claims against the Debtors with priority over any and all administrative expenses, diminution claims (including all Adequate Protection Obligations and Junior Adequate Protection Obligations (as defined below)) and all other claims against the Debtors, now existing or hereafter arising, of any kind whatsoever, including, without limitation, all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code, and over any and all administrative expenses or other claims arising under sections 105, 326, 328, 330, 331, 503(b), 506(c) (upon entry of the Final Order, to the extent therein approved), 507(a), 507(b), 1113 or 1114 of the Bankruptcy Code (the “Superpriority Claims”), whether or not such expenses or claims may become secured by a judgment lien or other non-consensual lien, levy or attachment, which allowed claims shall be payable from and have recourse to all pre- and post-petition property of the Debtors and all proceeds thereof, subject only to the Carve Out to the extent specifically provided for herein.

(b)                                 For purposes hereof, the “Carve Out” means (i) all fees required to be paid to the Clerk of the Bankruptcy Court and to the Office of the United States

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Trustee under section 1930(a) of title 28 of the United States Code and section 3717 of title 31 of the United States Code, (ii) all reasonable fees and expenses incurred by a trustee under section 726(b) of the Bankruptcy Code not to exceed $100,000 and (iii) at any time after the first business day after the occurrence and during the continuance of a C/C Event of Default (as defined below) and delivery of notice thereof to (A) the United States Trustee for the Southern District of New York, (B) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, (Attention: Leonard Klingbaum, Esq.) and  (C) counsel for the Official Committee of Unsecured Creditors (the “Creditors’ Committee”) (the “Carve Out Notice”), to the extent allowed at any time, whether before or after delivery of a Carve Out Notice, whether by interim order, procedural order or otherwise, the payment of accrued and unpaid professional fees, costs and expenses incurred by persons or firms retained by the Debtors and the Creditors’ Committee (but excluding fees and expenses of third party professionals employed by such Creditors’ Committee’s members) and allowed by this Court (collectively, the “Professional Fees”), in an aggregate amount not exceeding $15,000,000 (the “Carve Out Cap”), which amount may be used subject to the terms of this Order (plus all unpaid Professional Fees allowed by this Court at any time that were incurred on or prior to the day immediately following the business day after delivery of the Carve Out Notice).  Immediately upon delivery of a Carve Out Notice, the Debtors shall be required to transfer from their concentration account to a segregated account (the “Carve Out Account”) not subject to the control of the Agent an amount equal to the Carve Out Cap; provided that, cash or other amounts on deposit in any account of the Agent into which

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the Borrowers deposit cash for the benefit of the Agent’s L/C Exposure (as defined in the DIP Credit Agreement), shall not be subject to the Carve Out.  The dollar limitation in this clause 6(b)(iii) on fees and expenses shall neither be reduced nor increased by the amount of any compensation or reimbursement of expenses incurred, awarded or paid prior to the delivery of a Carve Out Notice or by any fees, expenses, indemnities or other amounts paid to the Agent or any DIP Lender or such party’s respective attorneys and agents under the DIP Credit Agreement or otherwise.  The proceeds on deposit in the Carve Out Account shall be available only to satisfy obligations benefitting from the Carve Out, and the DIP Lenders (1) shall not sweep or foreclose on cash of the Debtors necessary to fund the Carve Out Account and (2) shall have a security interest in any residual interest in the Carve Out Account available following satisfaction in full of all obligations benefitting from the Carve Out.  Nothing herein shall be construed to impair the ability of any party to object to any of the fees, expenses, reimbursement or compensation described in clauses (A), (B) and (C) above.

7.                                       DIP Liens.

As security for the DIP Obligations, effective and perfected upon the date of this Order and without the necessity of the execution, recordation of filings by the Debtors of mortgages, security agreements, control agreements, pledge agreements, financing statements or other similar documents, or the possession or control by the Agent of, or over, any Collateral (as defined below), the following security interests and liens are hereby granted to the Agent for its own benefit and the benefit of the DIP Lenders (all property identified in clauses (a), (b) and (c) below being collectively referred to as the

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“Collateral”),(2) subject, only in the event of the occurrence and during the continuance of a C/C Event of Default (as defined below), to the payment of the Carve Out (all such liens and security interests granted to the Agent, for its benefit and for the benefit of the DIP Lenders and the Credit Parties (as defined in the DIP Credit Agreement) pursuant to this Order and the DIP Documents, the “DIP Liens”):

(a)                                  First Lien on Cash Balances and Unencumbered Property.  Pursuant to section 364(c)(2) of the Bankruptcy Code, a valid, binding, continuing, enforceable, fully-perfected first priority senior security interest in and lien upon all pre- and post-petition property of the Debtors, whether existing on the Petition Date or thereafter acquired, that, on or as of the Petition Date (or as a result of the refinancing of the Pre-Petition Debt) is not subject to valid, perfected and non-avoidable liens (collectively, “Unencumbered Property”), including, without limitation, all cash and cash collateral of the Debtors (whether maintained with the Agent or otherwise) and any investment of such cash and cash collateral, inventory, accounts receivable, other rights to payment whether arising before or after the Petition Date, contracts, properties, plants, equipment, general intangibles, documents, instruments, interests in leaseholds, real properties, patents, copyrights, trademarks, trade names, other intellectual property, capital stock of subsidiaries, and the proceeds of all the foregoing.  Unencumbered Property shall exclude the Debtors’ claims and causes of action under sections 502(d), 544, 545, 547, 548, 549 and 550 of the Bankruptcy Code, or any other avoidance actions

(2)  Notwithstanding anything contained herein to the contrary, the Borrower and the Guarantors shall not be required to pledge to the Agent in excess of 65% of the voting capital stock of its first tier foreign subsidiaries (if, in the reasonable judgment of the Borrower, a pledge of a greater percentage could result in material adverse tax consequences to the Borrower).

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under the Bankruptcy Code (collectively, “Avoidance Actions”), but subject only to and effective upon entry of the Final Order, shall include any proceeds or property recovered, unencumbered or otherwise the subject of successful Avoidance Actions, whether by judgment, settlement or otherwise (“Avoidance Proceeds”).

(b)                                 Liens Priming Pre-Petition Secured Lenders’ and Pre-Petition Secured Noteholders’ Liens.  Pursuant to section 364(d)(1) of the Bankruptcy Code, a valid, binding, continuing, enforceable, fully-perfected first priority senior priming security interest in and lien upon all pre- and post-petition property of the Debtors (including, without limitation, cash collateral, inventory, accounts receivable, other rights to payment whether arising before or after the Petition Date, contracts, properties, plants, equipment, general intangibles, documents, instruments, interests in leaseholds, real properties, patents, copyrights, trademarks, trade names, other intellectual property, capital stock of subsidiaries, and the proceeds of all the foregoing), whether now existing or hereafter acquired, that is subject to the existing liens presently held by the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders.  Such security interests and liens shall be senior in all respects to the interests in such property of the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders arising from current and future liens of the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders (including, without limitation, adequate protection liens granted hereunder), but shall not be senior to any valid, perfected and unavoidable interests of other parties arising out of liens, if any, on such property existing immediately prior to the Petition Date (for the avoidance of doubt, this does not relate to any liens that arise after, or were

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not perfected prior to, the Petition Date, or to liens that arise after the Petition Date but purport to relate back to periods prior to the Petition Date), or to any valid, perfected and unavoidable interests in such property arising out of liens to which the liens of the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders become subject subsequent to the Petition Date as permitted by section 546(b) of the Bankruptcy Code.

(c)                                  Liens Junior to Certain Other Liens.  Pursuant to section 364(c)(3) of the Bankruptcy Code, a valid, binding, continuing, enforceable, fully-perfected security interest in and lien upon all pre- and post-petition property of the Debtors (other than the property described in clauses (a) or (b) of this paragraph 7, as to which the liens and security interests in favor of the Agent will be as described in such clauses), whether now existing or hereafter acquired, that is subject to valid, perfected and unavoidable liens in existence immediately prior to the Petition Date (for the avoidance of doubt, this does not relate to any liens that arise after, or were not perfected prior to, the Petition Date, or to liens that arise after the Petition Date but purport to relate back to periods prior to the Petition Date) or to valid and unavoidable liens in existence immediately prior to the Petition Date that are perfected subsequent to the Petition Date as permitted by section 546(b) of the Bankruptcy Code (in each case, other than the Adequate Protection Liens and the Junior Adequate Protection Liens (each as defined below)), which security interests and liens in favor of the Agent are junior to such valid, perfected and unavoidable liens.

(d)                                 Liens Senior to Certain Other Liens.  The DIP Liens, the Adequate Protection Liens and the Junior Adequate Protection Liens (as defined below) shall not be

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subject or subordinate to (i) any lien or security interest that is avoided and preserved for the benefit of the Debtors and their estates under section 551 of the Bankruptcy Code or (ii) any liens arising after the Petition Date including, without limitation, any liens or security interests granted in favor of any federal, state, municipal or other governmental unit, commission, board or court for any liability of the Debtors.

8.                                       Protection of DIP Lenders’ Rights.

(a)                                  So long as there are any borrowings or letters of credit or other amounts (other than contingent indemnity obligations as to which no claim has been asserted when all other amounts have been paid and no letters of credit are outstanding) outstanding, or the DIP Lenders have any Commitment (as defined in the DIP Credit Agreement) under the DIP Credit Agreement, the Pre-Petition Agent, the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders shall (i) have no right to and take no action to foreclose upon or recover in connection with the liens granted thereto pursuant to the Existing Agreements, the Pre-Petition Note Indenture, the ICA (as defined below) or this Order, or otherwise seek or exercise any enforcement rights or remedies against any Collateral or in connection with the Contingent Pre-Petition Debt, the Adequate Protection Liens or the Junior Adequate Protection Liens, including, without limitation, in respect of the occurrence or continuance of any Event of Default (as defined in the Pre-Petition Credit Agreement and the Pre-Petition Note Indenture), (ii) be deemed to have consented to any release of Collateral authorized under the DIP Documents, (iii) not file any further financing statements, trademark filings, copyright filings, mortgages, notices of lien or similar instruments, or otherwise take any action to perfect their

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security interests in the Collateral unless, solely as to this clause (iii), the DIP Lenders file financing statements or other documents to perfect the liens granted pursuant to this Order, or as may be required by applicable state law to continue the perfection of valid and unavoidable liens or security interests as of the date of filing and (iv) deliver or cause to be delivered, at the Debtors’ costs and expense (for which the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders shall be reimbursed upon submission to the Debtors of invoices or billing statements), any termination statements, releases and/or assignments (to the extent provided for herein) in favor of the DIP Lenders or other documents necessary to effectuate and/or evidence the release, termination and/or assignment of the Adequate Protection Liens and the Junior Adequate Protection Liens on any portion of the Collateral subject to any sale or disposition approved or arranged for by the Agent.

(b)                                 The automatic stay provisions of section 362 of the Bankruptcy Code are vacated and modified to the extent necessary to permit the Agent and the DIP Lenders to exercise, (i) upon the occurrence of an Event of Default (as defined in the DIP Credit Agreement) and seven days’ prior written notice (which shall run concurrently with any notice provided under the DIP Documents) to the Debtors (with a copy to counsel to the Creditors’ Committee and to the U.S. Trustee), all rights and remedies under the DIP Documents other than those rights and remedies against the Collateral as provided in clause (ii) below, and (ii) upon the occurrence and during the continuance of such an Event of Default and seven days’ prior written notice (which shall run concurrently with any notice provided under the DIP Documents) to the Debtors (with a

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copy to counsel to the Creditors’ Committee and to the U.S. Trustee), all rights and remedies against the Collateral provided for in the DIP Documents (including, without limitation, the right to setoff monies of the Debtors in accounts maintained with the Agent or any DIP Lender) and this Order.

(c)                                  In any hearing regarding any exercise of rights or remedies, the only issue that may be raised by any party in opposition thereto shall be whether, in fact, an Event of Default has occurred and is continuing, and the Debtors, the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders shall not be entitled to seek relief, including, without limitation, under section 105 of the Bankruptcy Code, to the extent such relief would in any way impair or restrict the rights and remedies of the Agent or the DIP Lenders set forth in this Order or the DIP Documents.  In no event shall the Agent, the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders be subject to the equitable doctrine of “marshaling” or any similar doctrine with respect to the Collateral.

9.                                       Limitation on Charging Expenses Against Collateral.  Subject only to and effective upon entry of the Final Order and to the extent provided for therein, except to the extent of the Carve Out, no expenses of administration of the Cases or any future proceeding that may result therefrom, including liquidation in bankruptcy or other proceedings under the Bankruptcy Code, shall be charged against or recovered from the Collateral pursuant to section 506(c) of the Bankruptcy Code or any similar principle of law, without the prior written consent of the Agent or the Pre-Petition Agent, as the case may be, and no such consent shall be implied from any other action, inaction, or

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acquiescence by the Agent, the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Secured Lenders or the Pre-Petition Secured Noteholders.

10.                                 The Cash Collateral.  To the extent any funds were on deposit with any Pre-Petition Secured Lender as of the Petition Date, including, without limitation, all funds deposited in, or credited to, an account of any Debtor with any Pre-Petition Secured Lender immediately prior to the filing of the Debtors’ bankruptcy petitions (the “Petition Time”) (regardless of whether, as of the Petition Time, such funds had been collected or made available for withdrawal by any such Debtor), and such funds (the “Deposited Funds”) are subject to rights of setoff, by virtue of such setoff rights, the Deposited Funds are subject to a lien in favor of such Pre-Petition Secured Lenders pursuant to sections 506(a) and 553 of the Bankruptcy Code.  The Pre-Petition Secured Lenders are obligated, to the extent provided in the Existing Agreements, to share the benefit of such liens and setoff rights with the other Pre-Petition Secured Lenders party to such Existing Agreements.  Any proceeds of the Pre-Petition Collateral (including the Deposited Funds or any other funds on deposit at the Pre-Petition Secured Lenders or at any other institution as of the Petition Date) are cash collateral of the Pre-Petition Secured Lenders within the meaning of section 363(a) of the Bankruptcy Code.  The Deposited Funds and all such proceeds of Pre-Petition Collateral are referred to herein as “Cash Collateral.”

11.                                 Use of Cash Collateral.  The Debtors are hereby authorized, subject to the terms and conditions of the DIP Documents and this Order, to use all Cash Collateral of the Pre-Petition Secured Lenders, and the Pre-Petition Secured Lenders are directed promptly to turn over to the Debtors all Cash Collateral received or held by them;

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provided that the Pre-Petition Secured Lenders are granted adequate protection as provided herein.  The Debtors’ right to use Cash Collateral shall terminate automatically on the Termination Date (as defined in the DIP Credit Agreement) upon the giving of five days’ prior written notice (which shall run concurrently with any notice provided under the DIP Documents) to the Debtors (with a copy to counsel to the Creditors’ Committee and to the U.S. Trustee).

12.                                 Pre-Petition Secured Lenders’ and Pre-Petition Secured Noteholders’  Adequate Protection.  The Pre-Petition Secured Lenders are entitled, until the indefeasible repayment of the Pre-Petition Debt pursuant to sections 361, 363(e) and 364(d)(1) of the Bankruptcy Code, to adequate protection of their interest in the Pre-Petition Collateral, including the Cash Collateral, for and equal in amount to the aggregate diminution in the value of the Pre-Petition Secured Lenders’ interest in the Pre-Petition Collateral, including, without limitation, any such diminution resulting from the sale, lease or use by the Debtors (or other decline in value) of Cash Collateral and any other Pre-Petition Collateral, the priming of the Pre-Petition Agent’s security interests and liens in the Pre-Petition Collateral by the Agent and the DIP Lenders pursuant to the DIP Documents and this Interim Order, and the imposition of the automatic stay pursuant to section 362 of the Bankruptcy Code, in each case to the extent required by the Bankruptcy Code (collectively, the “Adequate Protection Obligations”).  As adequate protection for such Adequate Protection Obligations, the Pre-Petition Agent and the Pre-Petition Secured Lenders are hereby granted the following:

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(a)                                  Adequate Protection Liens.  The Pre-Petition Agent (for itself and for the benefit of the Pre-Petition Secured Lenders) is hereby granted (effective and perfected upon the date of this Order and without the necessity of the execution by the Debtors of mortgages, security agreements, pledge agreements, financing statements or other agreements), in the amount of such diminution, (i) a security interest in and lien upon all the Collateral, subject and subordinate only to (1) the DIP Liens  and any liens on the Collateral to which such liens so granted to the Agent are junior and (2) the Carve Out (such liens securing the Adequate Protection Obligations, together with the Contingent Adequate Protection Liens, the “Adequate Protection Liens”) and (ii) the Contingent Adequate Protection Liens to secure any Contingent Pre-Petition Debt.  Without limiting the generality of the foregoing, (A) the Adequate Protection Liens granted to the Pre-Petition Secured Lenders hereunder (including the Contingent Adequate Protection Liens in respect of the Contingent Pre-Petition Debt) shall be senior to all Junior Adequate Protection Liens and be junior and subordinate in all respects to the DIP Lenders’ liens and security interests (including, without limitation, the DIP Liens) upon and in the Collateral and the Carve Out; (B) the Contingent Pre-Petition Debt shall be junior and subordinate in right of payment to all DIP Obligations and the Carve Out; (C) until such time as all of the DIP Obligations are indefeasibly paid in full in cash in accordance with the Loan Documents and this Interim Order, the Pre-Petition Secured Lenders shall have no right to seek or exercise any enforcement rights or remedies in connection with the Contingent Pre-Petition Debt or the Adequate Protection Liens, including, without limitation, in respect of the occurrence or continuance of any Event of

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Default (as defined in the Pre-Petition Credit Agreement); (D) the Pre-Petition Agent and the Pre-Petition Secured Lenders have or shall be deemed to have consented to the Financing (which Financing shall, in part, constitute a DIP Financing as defined in the ICA (as defined below)) in accordance with the terms of the Intercreditor Agreement, dated as of August 4, 2009 by and between Bank of America, N.A. as collateral agent under the Pre-Petition Credit Agreement and Wilmington Trust Company as note collateral agent under the Pre-Petition Note Indenture (the “ICA”), attached to the Motion as Exhibit C; (E) the Pre-Petition Secured Lenders shall be deemed to have consented to any sale or disposition of Collateral approved, arranged for or by the Agent, and shall terminate and release upon any such sale or disposition all of its liens on and security interests in such Collateral (where the Agent also releases any DIP Liens as necessary); (F) the Pre-Petition Secured Lenders shall deliver or cause to be delivered, at the Debtors’ costs and expense (for which the Pre-Petition Secured Lenders shall be reimbursed upon submission to the Debtors of invoices or billing statements), any termination statements, releases or other documents necessary to effectuate and/or evidence the release and termination of the Pre-Petition Secured Lenders’ liens on or security interests in any portion of the Collateral subject to any sale or disposition approved or arranged for by the Agent (where the Agent also releases any DIP Liens as necessary); and (G) upon the Final Order becoming a final and nonappealable order and the expiration of the Challenge Period (as defined below) with no challenge having been brought, or if such a challenge is brought, until the entry of a final judgment and the payment to the Pre-Petition Agent and the Pre-Petition Secured Lenders of all amounts

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owed by the Debtors under the Existing Agreements and this Order, the Adequate Protection Liens shall terminate and be released (automatically and without further action of the parties), and the Pre-Petition Secured Lenders shall execute and deliver such agreements to evidence and effectuate such termination and release as Agent may request and Agent shall be authorized to file on behalf of the Pre-Petition Secured Lenders such UCC termination statements or such other filings as may be applicable to the extent such authorization is required under the Uniform Commercial Code of the applicable jurisdiction.

(b)                                 Refinancing of the Pre-Petition Debt.  Immediately following the entry of this Interim Order and as part of the initial borrowing under the Term Loan, the Debtors shall use a portion of the proceeds from the Financing in accordance with the DIP Documents and this Interim Order to refinance in full the Pre-Petition Debt then outstanding, upon which repayment, the existing liens on the Pre-Petition Collateral shall be released and terminated upon the expiration of the Challenge Period with no challenge having been brought, or if such a challenge is brought, until the entry of a final judgment and the payment to the Pre-Petition Agent and the Pre-Petition Secured Lenders of all amounts owed by the Debtors under the Existing Agreements and this Order, subject to paragraph 16 hereof.

(c)                                  Section 507(b) Claim.  The Pre-Petition Agent and the Pre-Petition Secured Lenders are hereby granted, subject to the Carve Out, a superpriority claim as provided for in section 507(b) of the Bankruptcy Code (the “507(b) Claim”), immediately junior to the claims under section 364(c)(1) of the Bankruptcy Code held by

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the Agent and the DIP Lenders; provided, however, that the Pre-Petition Agent and the Pre-Petition Secured Lenders shall not receive or retain any payments, property or other amounts in respect of the superpriority claims under section 507(b) of the Bankruptcy Code granted hereunder or under the Existing Agreements unless and until the DIP Obligations have indefeasibly been paid in cash in full.

(d)                                 Interest, Fees and Expenses.  To the extent actually incurred, and subject to paragraph 16 hereof, the Pre-Petition Agent shall receive from the Debtors (i) immediate cash payment of all accrued and unpaid interest on the Pre-Petition Debt and letter of credit fees at the non-default rates provided for in the Existing Agreements, and all other accrued and unpaid fees and disbursements (including, but not limited to, fees owed to the Pre-Petition Agent) owing to the Pre-Petition Agent under the Existing Agreements and incurred prior to the Petition Date; (ii) current cash payments of all fees and expenses payable to the Pre-Petition Agent under the Existing Agreements limited to the reasonable fees and disbursements of one counsel to the Pre-Petition Agent  promptly upon receipt of invoices therefor; (iii) on the first business day of each month, all accrued but unpaid interest on the Pre-Petition Debt and letters of credit and other fees at the non-default contract rate applicable on the Petition Date (including LIBOR pricing options available in accordance with the Existing Agreements) under the Existing Agreements; provided that, without prejudice to the rights of any other party to contest such assertion, the Pre-Petition Secured Lenders reserve their rights to assert claims for the payment of additional interest calculated at any other applicable rate of interest (including, without limitation, default rates), or on any other basis, provided for in the Existing Agreements,

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and for the payment of any other amounts provided for in the Existing Agreements; and (iv) the deposit, prior to the Petition Date, with the Pre-Petition Agent of $750,000 (the “Escrow Amount”) to be held in escrow by the Pre-Petition Agent (which payments shall not be subject to the DIP Liens, the Adequate Protection Liens and the Junior Adequate Protection Liens) and used solely to reimburse the Pre-Petition Agent, upon two business days’ notice to the Debtors and thereafter with no further order of this Court required, to the extent required by the Debtors to be paid by them to the Pre-Petition Agent and the Pre-Petition Secured Lenders in accordance with the terms of the Existing Agreements or by further order of the Court (any such payment, a “Payment Obligation”) (with any unused amounts subject to the liens hereunder in their order of priority) and without regard to the provisions of paragraph 8(a) or paragraph 12(a) hereof.  To the extent the Escrow Amount is not sufficient to cover the Payment Obligations, the Debtors shall remain liable for the Payment Obligations, which are and shall remain junior to the DIP Liens.

(e)                                  Pre-Petition Secured Noteholders Adequate Protection.  The Pre-Petition Secured Noteholders are entitled, pursuant to sections 361, 363(e) and 364(d)(1) of the Bankruptcy Code, to adequate protection of their interest in the Pre-Petition Collateral, for and equal in amount to the aggregate diminution in value of the Pre-Petition Secured Noteholders’ interests in the Pre-Petition Collateral, including, without limitation, any such diminution resulting from the sale, lease or use by the Debtors (or other decline in value) of the Pre-Petition Collateral, the priming of the Pre-Petition Secured Noteholders’ security interests and liens in the Pre-Petition Collateral by the

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Agent and the DIP Lenders pursuant to the DIP Documents and this Interim Order, and the imposition of the automatic stay pursuant to section 362 of the Bankruptcy Code (collectively, the “Junior Adequate Protection Obligations”).  The Pre-Petition Secured Noteholders shall be granted valid, binding, continuing, enforceable, fully-perfected junior security interests in and liens upon all pre- and post-petition property of the Debtors that is subject to the DIP Liens and the Adequate Protection Liens (collectively, the “Junior Adequate Protection Liens”) in the amount of such diminution.  Without limiting the generality of the foregoing, (i) the Junior Adequate Protection Liens granted to the Pre-Petition Secured Noteholders hereunder shall be junior and subordinate in all respects to the DIP Lenders’ liens and security interests (including, without limitation, the DIP Liens) upon and in the Collateral, the Adequate Protection Liens and the Carve Out; (ii) the Junior Adequate Protection Liens shall be junior and subordinate in right of payment to the Pre-Petition Debt, all DIP Obligations and Adequate Protection Obligations and the Carve Out; (iii) the 507(b) Claim granted to the Pre-Petition Secured Noteholders shall be junior to the 507(b) Claim granted to the Pre-Petition Agent and the Pre-Petition Secured Lenders and the Carve Out, (iv) until such time as all of the Pre-Petition Debt, the DIP Obligations and Adequate Protection Obligations are indefeasibly paid in full in cash in accordance with the Loan Documents and this Interim Order, the Pre-Petition Secured Noteholders shall have no right to seek or exercise any enforcement rights or remedies in connection with the Junior Adequate Protection Liens, including, without limitation, in respect of the occurrence or continuance of any Event of Default (as defined in the Pre-Petition Note Indenture); (v)

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the Pre-Petition Secured Noteholders shall be deemed to have consented to any sale or disposition of Collateral approved, arranged for or by the Agent, and shall terminate and release upon any such sale or disposition all of its liens on and security interests in such Collateral; and (vi) the Pre-Petition Secured Noteholders shall deliver or cause to be delivered, at the Debtors’ costs and expense (for which the Pre-Petition Secured Noteholders shall be reimbursed upon submission to the Debtors of invoices or billing statements), any termination statements, releases or other documents necessary to effectuate and/or evidence the release and termination of the Pre-Petition Secured Noteholders’ liens on or security interests in any portion of the Collateral subject to any sale or disposition approved or arranged for by the Agent.

(f)                                    Notwithstanding anything in this paragraph 12 to the contrary, following delivery of a Carve Out Notice and prior to the payment to any Pre-Petition Agent, Pre-Petition Secured Lender, Pre-Petition Trustee or Pre-Petition Secured Noteholder on account of any adequate protection or otherwise, the Carve Out Reserve Account shall have been fully funded.

13.                                 Reservation of Rights of Pre-Petition Secured Lenders and Pre-Petition Secured Noteholders.  Under the circumstances, including the provisions under the ICA, and given that the above-described adequate protection is consistent with the Bankruptcy Code, including section 506(b) thereof, the Court finds that the adequate protection provided herein is reasonable and sufficient to protect the interests of the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders.

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14.                                 Perfection of DIP Liens and Adequate Protection Liens.

(a)                                  Subject to the provisions of paragraph 8(a) above, the Agent, the DIP Lenders, the Pre-Petition Agent and the Pre-Petition Secured Lenders are hereby authorized, but not required, to file or record financing statements, trademark filings, copyright filings, mortgages, notices of lien or similar instruments in any jurisdiction, or take possession of or control over, or take any other action in order to validate and perfect the liens and security interests granted to them hereunder.  Whether or not the Agent on behalf of the DIP Lenders or the Pre-Petition Agent on behalf of the Pre-Petition Secured Lenders shall, in their sole discretion, choose to file such financing statements, trademark filings, copyright filings, mortgages, notices of lien or similar instruments, or take possession of or control over, or otherwise confirm perfection of the liens and security interests granted to them hereunder, such liens and security interests shall be deemed valid, perfected, allowed, enforceable, non-avoidable and not subject to challenge dispute or subordination, at the time and on the date of entry of this Order.  Upon the request of the Agent, each of the Pre-Petition Agent and Pre-Petition Secured Lenders, without any further consent of any party, is authorized to take, execute, deliver and file such instruments (in each case without representation or warranty of any kind) to enable the Agent to further validate, perfect, preserve and enforce the DIP Liens.

(b)                                 A certified copy of this Order may, in the discretion of the Agent, be filed with or recorded in filing or recording offices in addition to or in lieu of such financing statements, mortgages, notices of lien or similar instruments, and all filing offices are hereby authorized to accept such certified copy of this Order for filing and recording.

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(c)                                  Any provision of any lease or other license, contract or other agreement that requires (i) the consent or approval of one or more landlords or other parties or (ii) the payment of any fees or obligations to any governmental entity, in order for any Debtor to pledge, grant, sell, assign, or otherwise transfer any such leasehold interest, or the proceeds thereof, or other post-petition collateral related thereto, is hereby deemed to be inconsistent with the applicable provisions of the Bankruptcy Code.  Any such provision shall have no force and effect with respect to the transactions granting post-petition liens in such leasehold interest, or the proceeds of any assignment and/or sale thereof by any Debtor, in favor of the DIP Lenders, the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders in accordance with the terms of the DIP Documents or this Order.  This subparagraph 14(c), solely as to those 16 leases referenced and addressed at the Interim Hearing and solely for the period between the entry of this Order and the Final Hearing, is not applicable, with such 16 leases instead subject to all of the representations and limitations agreed to by the parties at the Interim Hearing.

15.                                 Preservation of Rights Granted Under the Order.

(a)                                  Except as otherwise provided for herein, no claim or lien having a priority superior to or pari passu with those granted by this Order to the Agent and the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Secured Lenders and the Pre-Petition Secured Noteholders, respectively, shall be granted or allowed while any portion of the Pre-Petition Debt, the Financing (or any refinancing thereof) or the Commitments thereunder or the DIP Obligations, the Adequate Protection Obligations or the Junior

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Adequate Protection Obligations remain outstanding, and the DIP Liens, the Adequate Protection Liens and the Junior Adequate Protection Liens shall not be (i) subject or junior to any lien or security interest that is avoided and preserved for the benefit of the Debtors’ estates under section 551 of the Bankruptcy Code or (ii) subordinated to or made pari passu with any other lien or security interest, whether under section 364(d) of the Bankruptcy Code or otherwise, in each case other than the Carve Out.

(b)                                 Unless all DIP Obligations shall have been indefeasibly paid in full (and, with respect to outstanding letters of credit issued pursuant to the DIP Credit Agreement, cash collateralized in accordance with the provisions of the DIP Credit Agreement) and the Pre-Petition Debt, Adequate Protection Obligations and the Junior Adequate Protection Obligations shall have been paid in full, the Debtors shall not seek, and it shall constitute a “C/C Event of Default” and terminate the right of the Debtors to use Cash Collateral if any of the Debtors seeks, or if there is entered, (i) any modifications or extensions of this Order without the prior written consent of the Agent, and no such consent shall be implied by any other action, inaction or acquiescence by the Agent, (ii) an order converting or dismissing any of the Cases or (iii) an order under section 365 of the Bankruptcy Code rejecting a Lease (as defined in the DIP Credit Agreement) that is part of, or whose premises contain any, Collateral or otherwise terminating any such Lease without first providing 75-days’ prior written notice to the Agent (unless such notice provision is waived by the Agent) during which time the Agent shall be permitted to find a reasonably acceptable (in the Agent’s Permitted Discretion (as defined in the DIP Credit Agreement)) replacement lessee to whom such Lease may

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be assigned (and, if such a prospective assignee is timely found, the Debtors shall seek approval of the assumption and assignment of such Lease); provided that this clause (iii) shall not apply to Leases that are rejected (A) pursuant to a filing on the Petition Date or (B) on the Effective Date of a Reorganization Plan (as defined in the DIP Credit Agreement) that indefeasibly repays the DIP Obligations in full as required by the DIP Documents.  If an order dismissing any of the Cases under section 1112 of the Bankruptcy Code or otherwise is at any time entered, such order shall provide (in accordance with sections 105 and 349 of the Bankruptcy Code) that (i) the Superpriority Claims, priming liens, security interests and replacement security interests granted to the Agent and the DIP Lenders and, as applicable, the Pre-Petition Agent and the Pre-Petition Secured Lenders pursuant to this Order shall continue in full force and effect and shall maintain their priorities as provided in this Order until all DIP Obligations, Pre-Petition Debt, Adequate Protection Obligations and Junior Adequate Protection Obligations shall have been paid and satisfied in full (and that such Superpriority Claims, priming liens and replacement security interests, shall, notwithstanding such dismissal, remain binding on all parties in interest) and (ii) this Court shall retain jurisdiction, notwithstanding such dismissal, for the purposes of enforcing the claims, liens and security interests referred to in (i) above.

(c)                                  If any or all of the provisions of this Order are hereafter reversed, modified, vacated or stayed, such reversal, stay, modification or vacation shall not affect (i) the validity of any DIP Obligations, Pre-Petition Debt, Adequate Protection Obligations or Junior Adequate Protection Obligations incurred prior to the actual receipt

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of written notice by the Agent or Pre-Petition Agent, as applicable, of the effective date of such reversal, stay, modification or vacation or (ii) the validity or enforceability of any lien or priority authorized or created hereby or pursuant to the DIP Credit Agreement with respect to any DIP Obligations, Pre-Petition Debt, Adequate Protection Obligations or Junior Adequate Protection Obligations.  Notwithstanding any such reversal, stay, modification or vacation, any use of Cash Collateral, or DIP Obligations, Pre-Petition Debt, Adequate Protection Obligations or Junior Adequate Protection Obligations incurred by the Debtors to the Agent, the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Secured Lenders or the Pre-Petition Secured Noteholders prior to the actual receipt of written notice by the Agent and Pre-Petition Agent of the effective date of such reversal, stay, modification or vacation shall be governed in all respects by the original provisions of this Order, and the Agent, DIP Lenders, Pre-Petition Agent, Pre-Petition Secured Lenders and Pre-Petition Secured Noteholders shall be entitled to all the rights, remedies, privileges and benefits granted in section 364(e) of the Bankruptcy Code (including, without limitation, in respect of any payments received in connection with the refinancing of the Pre-Petition Debt), this Order and pursuant to the DIP Documents with respect to all uses of Cash Collateral, DIP Obligations, Adequate Protection Obligations and Junior Adequate Protection Obligations.

(d)                                 Except as expressly provided in this Order or in the DIP Documents, the DIP Liens, the Superpriority Claims and all other rights and remedies of the Agent and the DIP Lenders granted by the provisions of this Order and the DIP Documents shall survive, and shall not be modified, impaired or discharged by (i) the

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entry of an order converting any of the Cases to a case under chapter 7, dismissing any of the Cases, terminating the joint administration of these Cases or by any other act or omission, (ii) the entry of an order approving the sale of any Collateral pursuant to section 363(b) of the Bankruptcy Code (except to the extent permitted by the Loan Documents) or (iii) the entry of an order confirming a plan of reorganization in any of the Cases and, pursuant to section 1141(d)(4) of the Bankruptcy Code, the Debtors have waived any discharge as to any remaining DIP Obligations.  The terms and provisions of this Order and the DIP Documents shall continue in these Cases, in any successor cases if these Cases cease to be jointly administered, or in any superseding chapter 7 cases under the Bankruptcy Code, and the DIP Liens, the Superpriority Claims and all other rights and remedies of the Agent and the DIP Lenders granted by the provisions of this Order and the DIP Documents shall continue in full force and effect until the DIP Obligations are indefeasibly paid in full.

16.                                 Effect of Stipulations on Third Parties.  The stipulations and admissions contained in this Order, including, without limitation, in paragraph 3 of this Order, shall be binding upon the Debtors (but not their estates) and any successor thereto (including, without limitation, any chapter 7 or chapter 11 trustee appointed or elected for any of the Debtors) in all circumstances.  The stipulations and admissions contained in this Order, including, without limitation, in paragraph 3 of this Order, shall be binding upon all other parties in interest, including, without limitation, any statutory committee appointed in these Cases or any other person or entity acting on behalf of the Debtors’ estates, unless (a) a party in interest has timely filed an adversary proceeding or contested matter

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(subject to the limitations contained herein, including, inter alia, in paragraph 17) by no later than the date that is 60 days after entry of the Final Order or such other date or if such a challenge or claim is brought, the entry of a final judgment in favor of the Pre-Petition Agent and the Pre-Petition Secured Lenders (x) as has been agreed to, in writing, by the Pre-Petition Agent in its sole discretion or (y) as has been ordered by the Court (the “Challenge Period”) (i) challenging the validity, enforceability, priority or extent of the Pre-Petition Debt or of the Pre-Petition Agent’s or the Pre-Petition Secured Lenders’ liens on the Pre-Petition Collateral or (ii) otherwise asserting or prosecuting any action for preferences, fraudulent conveyances, other avoidance power claims or any other any claims, counterclaims or causes of action, objections, contests or defenses (collectively, “Claims and Defenses”) against the Pre-Petition Agent or any of the Pre-Petition Secured Lenders or their affiliates, representatives, attorneys or advisors in connection with matters related to the Existing Agreements, the Pre-Petition Debt, the Pre-Petition Collateral, and (b) there is a final order in favor of the plaintiff sustaining any such challenge or claim in any such timely filed adversary proceeding or contested matter; provided that, (i) as to the Debtors (but not their estates), all such Claims and Defenses are hereby irrevocably waived and relinquished as of the Petition Date and (ii) any challenge or claim shall set forth with specificity the basis for such challenge or claim and any challenges or claims not so specified prior to the expiration of the Challenge Period shall be forever deemed waived, released and barred.  If no such adversary proceeding or contested matter is timely filed, (x) to the extent not theretofore repaid, the Pre-Petition Debt and all related obligations of the Debtors (the “Pre-Petition

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Obligations”) shall constitute allowed claims, not subject to counterclaim, setoff, subordination, recharacterization, defense or avoidance, for all purposes in the Cases and any subsequent chapter 7 cases, (y) the Pre-Petition Agent’s liens, the Pre-Petition Secured Lenders’ liens, the DIP Liens, the Adequate Protection Liens and the Junior Adequate Protection Liens on the Pre-Petition Collateral shall be deemed to have been, as of the Petition Date, legal, valid, binding and perfected, not subject to recharacterization, subordination or avoidance, and such liens shall not be subject to any other or further challenge by any party in interest seeking to exercise the rights of the Debtors’ estates, including, without limitation, any successor thereto (including, without limitation, any chapter 7 or 11 trustee appointed or elected for any of the Debtors) and (z) the repayment of the Pre-Petition Debt shall be irrevocable and shall not be subject to restitution, disgorgement or any other challenge under any circumstances, including, without limitation, pursuant to any Claims and Defenses (as defined below).  If any such adversary proceeding or contested matter is timely filed, the stipulations and admissions contained in paragraph 3 of this Order shall nonetheless remain binding and preclusive (as provided in the second sentence of this paragraph) on any committee (including the Creditors’ Committee) and on any other person or entity, except to the extent that such findings and admissions were expressly challenged in such adversary proceeding or contested matter.  Nothing in this Order vests or confers on any Person (as defined in the Bankruptcy Code), including any committee, standing or authority to pursue any cause of action belonging to the Debtors or their estates, including, without limitation, Claims and Defenses with respect to the Existing Agreements or the Pre-Petition Obligations.

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17.                                 Limitation on Use of Financing Proceeds and Collateral.

(a)                                  Notwithstanding anything herein or in any other order by this Court to the contrary, no borrowings, letters of credit, Cash Collateral, Collateral or the Carve Out may be used to (i) object, contest or raise any defense to, the validity, perfection, priority, extent or enforceability of any amount due under the DIP Documents or the Existing Agreements, or the liens or claims granted under this Order, the DIP Documents or the Existing Agreements, (ii) assert any Claims and Defenses or causes of action against the Agent, the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Secured Lenders or the Pre-Petition Secured Noteholders or their respective agents, affiliates, representatives, attorneys or advisors, (iii) prevent, hinder or otherwise delay the Agent’s assertion, enforcement or realization on the Cash Collateral or the Collateral in accordance with the DIP Documents, the Existing Agreements or this Order, (iv) seek, except in response to the final relief requested in the Motion, to modify any of the rights granted to the Agent, the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Secured Lenders or the Pre-Petition Secured Noteholders hereunder or under the DIP Documents, the Existing Agreements or the Pre-Petition Note Indenture, in each of the foregoing cases without such parties’ prior written consent or (v) pay any amount on account of any claims arising prior to the Petition Date unless such payments are (1) approved by an order of this Court (including hereunder) and (2) in accordance with the DIP Credit Agreement and any relevant budgets; provided that, advisors to the Creditors’ Committee may investigate the liens granted pursuant to the Existing Agreements and, subject to any applicable law with respect to standing, commence and prosecute any related proceedings

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as a representative of the Debtors’ estates at an aggregate expense for such investigation and prosecution not to exceed $100,000.

18.                                 Priorities Among Pre-Petition Secured Lenders.  Notwithstanding anything to the contrary herein or in any other order of this Court, in determining the relative priorities and rights of the Pre-Petition Secured Lenders (including, without limitation, the relative priorities and rights of the Pre-Petition Secured Lenders with respect to the Adequate Protection Obligations granted hereunder), such priorities and rights shall continue to be governed by the Existing Agreements.

19.                                 BofA as Collateral Agent.  To the extent BofA, in its role as Collateral Agent under the Existing Agreements, is the secured party under any Control Agreements (as defined in the Existing Agreements), listed as loss payee under the Debtors’ insurance policies as required under the Security Agreement or is the secured party under any other Existing Agreement, it shall turn over and distribute any proceeds recovered or received first, for the benefit of the DIP Lenders in accordance with the DIP Credit Agreement and second, subsequent to indefeasible payment in full of all DIP Obligations, for the benefit of the Pre-Petition Secured Lenders under the Existing Agreements.

20.                                 Order Governs.  In the event of any inconsistency between the provisions of this Order and the DIP Documents, the provisions of this Order shall govern.

21.                                 Binding Effect; Successors and Assigns.  The DIP Documents and the provisions of this Order, including all findings herein, shall be binding upon all parties in interest in these Cases, including, without limitation, the Agent, the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Secured Lenders, the Pre-Petition Secured Noteholders,

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any committee appointed in these Cases and the Debtors and their respective successors and assigns (including any chapter 7 or chapter 11 trustee hereinafter appointed or elected for the estate of any of the Debtors) and shall inure to the benefit of the Agent, the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Secured Lenders, the Pre-Petition Secured Noteholders and the Debtors and their respective successors and assigns; provided, however, that the Agent and the DIP Lenders shall have no obligation to extend any financing to any chapter 7 trustee or similar responsible person appointed for the estates of the Debtors.  In determining to make any loan under the DIP Credit Agreement or in exercising any rights or remedies as and when permitted pursuant to this Order or the DIP Documents, the Agent and the DIP Lenders shall not be deemed to be in control of the operations of the Debtors or to be acting as a “responsible person” or “owner or operator” with respect to the operation or management of the Debtors (as such terms, or any similar terms, are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, 29 U.S.C. §§ 9601 et seq. as amended, or any similar federal or state statute).

22.                                 Final Hearing.  The Final Hearing is scheduled for January 10, 2011 at 10:00 a.m. before this Court.

The Debtors shall promptly mail copies of this Order (which shall constitute adequate notice of the Final Hearing, including without limitation, notice that the Debtors will seek approval at the Final Hearing of a waiver of rights under section 506(c) of the Bankruptcy Code) to the parties having been given notice of the Interim Hearing, and to any other party that has filed a request for notices with this Court and to any committee

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after the same has been appointed, or Committee counsel, if the same shall have been appointed.  Any party in interest objecting to the relief sought at the Final Hearing shall serve and file written objections; which objections shall be served upon (a) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, (Attention: Paul Basta, Esq. (paul.basta@kirkland.com), Ray Schrock, Esq. (ray.schrock@kirkland.com) and Leonard Klingbaum, Esq. (leonard.klingbaum@kirkland.com)), attorneys for the Debtors; (b) Riemer & Braunstein LLP, Three Center Plaza, 6th Floor, Boston, Massachusetts, 02108 (Attention: David S. Berman, Esq. (dberman@riemerlaw.com)), attorneys for BofA, as Pre-Petition Agent, (c)                       attorneys for Wilmington Trust Company, as trustee under the Pre-Petition Note Indenture, (d) Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, (Attention: Donald S. Bernstein, Esq. (donald.bernstein@davispolk.com) and Marshall S. Huebner, Esq. (marshall.huebner@davispolk.com)), attorneys for JPMCB, as Agent and Lead Arranger; and (e) the Office of the United States Trustee for the Southern District of New York, and shall be filed with the Clerk of the United States Bankruptcy Court, Southern District of New York, in each case to allow actual receipt by the foregoing no later than January 4, 2011 at 10:00 a.m., prevailing Eastern time (with any replies filed by January 7, 2011 at 12:00 p.m.).

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Dated:	December 13, 2010
White Plains, New York
/s/ Robert D. Drain
UNITED STATES BANKRUPTCY JUDGE

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Exhibit F

Form of Pledge Agreement

Pledge Agreement

PLEDGE AGREEMENT (this “Agreement”), dated as of December 14, 2010, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement, defined herein) (the “Company”), each subsidiary of the Company listed on Schedule I hereto (each such subsidiary a debtor and debtor-in-possession, individually a “Pledgor” and collectively with the Company, the “Pledgors”) and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan Chase Bank”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement defined below).

Reference is made to (a) the Superpriority Debtor-in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company as a Borrower, the other Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, (b) the Guaranty, dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantors named therein (the “Guarantors”) in favor of the Collateral Agent for its own benefit and the benefit of the other Secured Parties, and (c) the Security Agreement, dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors named therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement or the Security Agreement or the context otherwise requires, the following terms, together with uncapitalized terms used herein which are defined in the UCC (as defined in the Credit Agreement), have the respective meanings provided in the UCC: (i) Certificated Security, (ii) Financial Asset; (iii) Investment Property; (iv) Payment Intangibles; (v) Proceeds; (vi) Securities Account; (vii) Securities Intermediary; (viii) Security; (ix) Security Certificate; (x) Uncertificated Security; and (xi) Security Entitlement.

The Lenders have agreed to make Loans to the Borrowers, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to the Guaranty each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrowers under the Credit Agreement and the other Loan Documents. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of an agreement in the form hereof to secure the Obligations (as defined in the Security Agreement).

Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

1.          Pledge.  To supplement the security interests set forth in the Interim Order (and, when applicable, the Final Order), as security for the payment and performance, as the case may be, in full of the Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, each Pledgor hereby pledges to the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Pledgor’s right, title and interest in, to and under: (a) all Equity Interests owned by it representing ownership interests in the Subsidiaries listed on Schedule II hereto and any Equity Interests representing ownership interests in any Subsidiaries obtained in the future by each Pledgor and all other Securities, Securities Entitlements, Securities Accounts and other Investment Property or Financial Asset and the Security Certificates and/or Instruments representing all such Equity Interests (the “Pledged Securities”); provided that the Pledged Securities shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any first tier Foreign Subsidiary, (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors’ qualifying shares, such qualifying shares, (iii) a pledge of a greater percentage of such stock could reasonably be expected to result in material adverse tax consequences to the Company or any of its Subsidiaries as reasonably determined by the Company; (iv) any permit, lease, license, contract, agreement, or other instrument to which any Pledgor is a party to the extent such Pledgor is prohibited from granting a Lien in its rights thereunder pursuant to the terms of such permit, lease, license, contract, agreement, or other instrument or under Applicable Law (other than to the extent that any restriction on such assignment would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law, including the Bankruptcy Code or any Order of the Bankruptcy Court entered in connection with the Cases, or principles of equity); provided that the Proceeds from any such lease, license, contract, agreement, or other instrument shall not be excluded from the definition of Collateral to the extent that the assignment of such Proceeds is not prohibited; (v) the Bermuda Shares (as defined in the Security Agreement); and (vi) the joint venture interest owned by Waldbaum, Inc. in McLean Plaza Associates to the extent Waldbaum, Inc. is prohibited from granting a Lien in its rights therein pursuant to the terms of any shareholder or other agreement relating to such joint venture; provided that the Proceeds from such joint venture interest shall not be excluded from the definition of Collateral to the extent that the assignment of such Proceeds is not prohibited; (b) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, in exchange for or upon the conversion of the Pledged Securities referred to in clause (a) above; (c) subject to Section 5, all rights and privileges of the Pledgor with respect to the

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Pledged Securities and other property referred to in clauses (a) and (b) above; and (d) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (d) above being collectively referred to as the “Collateral”). Upon delivery to the Collateral Agent, (1) any stock certificates or other Certificated Securities now or hereafter included in the Collateral shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (2) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the Pledged Securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supplement any prior schedules so delivered.

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

2.          Delivery of the Collateral

(a)          Each Pledgor agrees promptly to:

(i)           in the case of Collateral constituting Certificated Securities, transfer thereof to the Collateral Agent or its nominee or custodian by physical delivery to the Collateral Agent or its nominee or custodian, such Collateral to be in suitable form for transfer by delivery, or accompanied by undated instruments of transfer or assignment duly executed in blank;

(ii)          in the case of Collateral constituting Uncertificated Securities, (A) register the same on the books and records of the issuer thereof in the name of the Collateral Agent or its nominee or custodian (who may not be a Securities Intermediary) or (B) cause the issuer thereof to execute and deliver an effective agreement, substantially in form reasonably satisfactory to the Collateral Agent, pursuant to which such issuer agrees that it will comply with instructions originated by the Collateral Agent or such nominee or custodian without further consent of the registered owner of such Collateral or any other Person;

(iii)         in the case of Collateral constituting Security Entitlements or other Financial Assets deposited in or credited to a

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Securities Account, (A) complete all actions necessary to constitute the Collateral Agent or its nominee or custodian the entitlement holder with respect to each such Security Entitlement or (B) cause the relevant Securities Intermediary to execute and deliver an effective control agreement pursuant to which such Securities Intermediary agrees to comply with all entitlement orders originated by the Collateral Agent or such nominee or custodian without further consent by the relevant entitlement holder or any other Person;

(iv)         in the case of Equity Interests which do not constitute Securities, (A) comply with the provisions of clause (i) above for each such item of Collateral which is represented by a certificate and (B) comply with the provisions of clause (ii) above for each such item of Collateral which is not evidenced by a certificate;

(v)          in the case of cash, comply with the provisions of Section 5.14 of the Credit Agreement; and

(vi)         upon the Collateral Agent’s request, in each case perform or cause the performance of such additional or alternative procedures as may hereafter become appropriate to grant control of, or otherwise perfect a security interest in, any Collateral in favor of the Collateral Agents or their nominee or custodian, consistent with changes in Applicable Law, including the Bankruptcy Code or any Order of the Bankruptcy Court entered in connection with the Cases, or regulations or the interpretation thereof.

Notwithstanding the foregoing, Bank of America, N.A., as collateral agent under the Prepetition Credit Facilities, currently holds the Pledged Securities listed on Schedule II hereto. As promptly as practicable, but in no event later than ten (10) days of the Effective Date, the Pledgors shall deliver the Pledged Securities constituting Certificated Securities to the Collateral Agent pursuant to Section 2(a)(i) hereof.

(b)         After the Effective Date, promptly upon any Pledgor acquiring any Pledged Securities, and any original certificates or other instruments or documents representing such Pledged Securities, such Pledgor shall deliver or cause to be delivered to the Collateral Agent such Pledged Securities in accordance with the applicable requirements of Paragraph 2(a) hereof.

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3.     Representations, Warranties and Covenants.  Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

(a)          the Pledged Securities represent that percentage as set forth on Schedule II of the issued and outstanding Equity Interests of each class of the Equity Interests of the issuer with respect thereto;

(b)         except for the security interest granted hereunder and except as may otherwise be permitted pursuant to Sections 6.02 and 6.05 of the Credit Agreement, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens other than Liens in favor of the Collateral Agent for the benefit of Secured Parties as permitted by the Credit Agreement and the Orders, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith pledged or assigned hereunder, and, to the extent required by terms hereof, delivered to or deposited with the Collateral Agent;

(c)          no Collateral is in the possession or control of any Person asserting any claim thereto or security interest therein, except that the Collateral Agent or its nominees, custodian or a Securities Intermediary acting on its behalf may have possession and/or control of Collateral as contemplated hereby and by the other Loan Documents;

(d)         the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Liens expressly permitted by Section 6.02 of the Credit Agreement arising by operation of law) however arising, of all persons whomsoever;

(e)          no consent of any other person (including equity holders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange, other than the Interim Order (and, when applicable, the Final Order), was or is necessary to the validity of the pledge effected hereby, or to the exercise by the Collateral Agent of its remedies hereunder, including the disposition of the Collateral upon the occurrence of an Event of Default in accordance with the terms of the Loan Documents;

(f)          upon and subject to the entry of the Interim Order, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and

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performance of the Obligations, subject only to Liens permitted under Section 6.02 of the Credit Agreement;

(g)         the pledge hereby and by the entry of the Interim Order is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of a secured party in the Collateral as set forth herein and therein;

(h)         all of the Pledged Securities have been duly authorized and validly issued and are fully paid and (to the extent representing the capital stock of a corporation) nonassessable;

(i)           all information set forth herein relating to the Pledged Securities is accurate and complete in all material respects as of the date hereof;

(j)           the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof;

(k)          within 30 days of the Effective Date, such Pledgor shall deliver its Perfection Certificate to the Collateral Agent and such Pledgor shall cause all filings and recordings and other actions specified on Schedule 3.15(b) to the Credit Agreement to have been completed on or prior to the Effective Date and Schedule 3.15(c) to the Credit Agreement to have been completed within the time period specified in such schedule. The information set forth in the Perfection Certificate shall be correct and complete as of the date delivered to the Collateral Agent;

(l)           such Pledgor will not change its name or location (determined as provided in Section 9-307 of the UCC) in any manner, in each case unless it shall have given the Collateral Agent at least fifteen (15) days’ (or such shorter period of time as may be agreed to by the Collateral Agent) prior notice thereof. Such Pledgor shall not in any event change its name or location (determined as provided in Section 9-307 of the UCC), if such change would cause the Security Interests in any Collateral to lapse or cease to be perfected unless such Pledgor has taken on or before the date of lapse all actions necessary to ensure that the Security Interests in the Collateral do not lapse or cease to be perfected;

(m)         such Pledgor will not sell, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral or create or suffer to exist any Lien (other than the Security Interests and Liens permitted under Section 6.02 of the Credit Agreement) on any Collateral except that, such Pledgor may sell, exchange, assign or otherwise dispose of, or grant options with respect to, Collateral to the extent permitted by the Credit Agreement, whereupon, in the case of any such disposition, the Security Interests created hereby in such item (but not in any Proceeds

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received by such Pledgor arising from such disposition) shall cease immediately without any further action on the part of the Collateral Agent;

(n)         in the event that any issuer of Collateral at any time issues any additional or substitute stock, other securities, limited liability company membership interests, partnership interests, promissory notes or other instruments to such Pledgor, such Pledgor will promptly deliver all such items to the Collateral Agent in accordance with Section 2 to hold as Collateral hereunder; and

(o)         such Pledgor will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

4.          Registration in Nominee Name; Denominations.  The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent or, upon the occurrence and during the continuance of an Event of Default, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Prior to the occurrence of an Event of Default, the Collateral Agent shall have the right (as it reasonably deems necessary), and after the occurrence of and during the continuance of an Event of Default shall have the absolute right, to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

5.          Voting Rights; Dividends and Interest, etc.

(a)          Unless and until an Event of Default shall have occurred and be continuing and delivery by the Collateral Agent to the applicable Pledgor of a notice of its intent to exercise its rights hereunder:

(i)           Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii)          The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each

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Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to paragraph (b) below.

(b)         Prior to the occurrence of the Cash Dominion Implementation Date and subject to the Orders, each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and Applicable Law. All Pledged Securities, whether received as a dividend or other distribution, or resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, and all Pledged Securities in respect thereof shall be promptly delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(c)          From and after the Cash Dominion Implementation Date and subject to the Orders, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (b) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be promptly deposited in the Agent’s Account or otherwise delivered to the Collateral Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (c) shall be applied in accordance with Section 5.14 of the Credit Agreement.

(d)         Upon the occurrence and during the continuance of an Event of Default and delivery by the Collateral Agent to the applicable Pledgor of a notice of its intent to exercise its rights hereunder and subject

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to the Orders, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

6.        Remedies upon Default.

(a)          Upon the occurrence and during the continuance of an Event of Default, and to the extent permitted by and otherwise subject to the Orders, subject to applicable regulatory and legal requirements, the Collateral Agent may (with a copy to counsel for the Creditors’ Committee and to the U.S. Trustee) sell the Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate (provided that the Administrative Agent shall provide the Company (with a copy to counsel for the Creditors’ Committee and to the U.S. Trustee) within seven (7) Business Days’ written notice prior to taking the action contemplated herein; in any hearing after the giving of the aforementioned notice, the only issue that may be raised by any party in opposition thereto being whether, in fact, an Event of Default has occurred and is continuing). The Collateral Agent shall be authorized at any such sale (if it deems it commercially reasonable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by Applicable Law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b)         The Collateral Agent shall give a Pledgor ten (10) days’ prior written notice, as such notices may be required by the Bankruptcy Court and any Orders of it, (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial

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Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of such Pledgor’s Collateral. Such notice shall contain the information specified in Section 9-613 of the UCC and, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange and, in the case of a private sale, shall state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine to be commercially reasonable. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Applicable Law and the Orders, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, (1) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (2) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (3) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full; provided, however, that all proceeds from such sale shall be applied in the manner provided in Section 7 below. As an alternative to exercising

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the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-627 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

7.          Application of Proceeds of Sale.

(a)          After the occurrence of and during the continuance of an Event of Default, the proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent in accordance with Section 6.02 of the Security Agreement.

(b)         Subject to the Credit Agreement and the Orders, the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

8.          Reimbursement of Collateral Agent.

(a)          Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees to reimburse and indemnify the Collateral Agent in accordance with the Credit Agreement.

9.          Collateral Agent Appointed Attorney-in-Fact.

(a)          Each Pledgor hereby appoints the Collateral Agent and any other officer or agent thereof the true and lawful attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem reasonably necessary or advisable (in its reasonable judgment) to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, (i) from and after the Cash Dominion Implementation Date, with full power of

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substitution either in the Collateral Agent’s name or in the name of such Pledgor, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, and to take any other action necessary to effectuate the provisions of Section 5(c) hereof and (ii) upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

10.        Waivers; Amendment

(a)          No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

(b)         Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement

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entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

11.        Securities Act, etc.  In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

12.        Security Interest Absolute.  Subject to the Interim Order (and, when applicable, the Final Order) all rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any

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agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing; (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations; (d) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of any other Pledgor under any Loan Document or any other agreement or instrument evidencing or securing any Obligation, by operation of law or otherwise; (e) any change in the existence, structure or ownership of any Pledgor, or any liquidation or other similar proceeding (including the Cases) affecting any Pledgor or its assets or any resulting disallowance, release or discharge of all or any portion of any Obligation; (f) the existence of any claim, set-off or other right which any Pledgor may have at any time against the Borrower, any other Pledgor, any Agent, any other Secured Party or any other Person, whether in connection herewith or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (g) any failure by any Secured Party: (i) to file or enforce a claim against any Pledgor or its estate (in a bankruptcy or other proceeding); (ii) to give notice of the existence, creation or incurrence by any Pledgor of any new or additional indebtedness or obligation under or with respect to the Obligations; (iii) to commence any action against any Pledgor; (iv) to disclose to any Pledgor any facts which such Secured Party may now or hereafter know with regard to any Pledgor; or (v) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Obligations; (h) any direction as to application of payment by the Borrowers, any other Pledgor or any other Person; (i) any subordination by any Secured Party of the payment of any Obligation to the payment of any other liability (whether matured or unmatured) of any Pledgor to its creditors; (j) any act or failure to act by any Collateral Agent or any other Secured Party under this Agreement or otherwise which may deprive any Pledgor of any right to subrogation, contribution or reimbursement against any other Pledgor or any right to recover full indemnity for any payments made by such Pledgor in respect of the Obligations; (k) any other act or omission to act or delay of any kind by any Pledgor or any Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Pledgor’ s obligations hereunder; or (l) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations and the termination of the commitments of the Lenders).

13.        Termination or Release

(a)          This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in

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full (other than contingent indemnification obligations with respect to then unasserted claims which, pursuant to the terms of this Agreement, the other Loan Documents or the Hedging Agreements described in clause (d) of the definition of Obligations, survive the termination of this Agreement, the other Loan Documents or the Hedging Agreements described in clause (d) of the definition of Obligations, the Lenders have no further commitment to lend, the L/C Exposure and any Obligations in respect of Bank Products or Cash Management Services have been reduced to zero or collateralized to the satisfaction of the Administrative Agent and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement) or as set forth in the applicable order of the Bankruptcy Court.

(b)           In the event that all of the Equity Interests of such Pledgor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of any Borrower (i) in accordance with the terms of Section 6.05 of the Credit Agreement or (ii) if the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise, the security interest in such Collateral shall be automatically released.

(c)           In connection with any termination or release pursuant to paragraph (a) or (b), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent.

14.        Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it at the address for notices set forth on Schedule I.

15.        Further Assurances.  Subject to the Orders and to the extent required by Section 5.13 of the Credit Agreement, each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder. Such Pledgor will, from time to time at its expense and in such manner and form as the Collateral Agent may reasonably request, execute, deliver, file and record any financing statement, specific assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary or advisable, or that the Collateral Agent may request, in order to

15

create, preserve, perfect, confirm or validate the Security Interests or to enable the Collateral Agent and the Secured Parties to obtain the full benefit of this Agreement or to exercise and enforce any of its rights, powers and remedies created hereunder or under Applicable Law with respect to any of the Collateral. Such Pledgor shall maintain the security interests created by this Agreement as security interests having at least the priority described in Section 3(b) and shall defend such security interests and such priority against the claims and demands of all Persons to the extent adverse to such Pledgor’s ownership rights or otherwise inconsistent with this Agreement or the other Loan Documents. To the extent permitted by Applicable Law, such Pledgor hereby authorizes the Collateral Agent to execute and file, in the name of such Pledgor or otherwise and without the signature or other separate authorization or authentication of such Pledgor appearing thereon, such UCC financing statements or continuation statements as the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect or maintain the perfection of the Security Interests. The Pledgors shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

16.        Binding Effect; Several Agreement; Assignments.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. A Pledgor shall automatically be released from its obligations hereunder and the security interest in the Collateral of such Pledgor shall be automatically released in the event that all the capital stock of such Pledgor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of any Borrower (i) in accordance with the terms of Section 6.05 of the Credit Agreement or (ii) if the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise. Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with

16

respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

17.        Survival of Agreement; Severability

(a)          All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

(b)         In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

18.       GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

19.        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

20.        Rules of Interpretation.  The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. This Agreement governs relationship between the parties hereto relating to the Collateral described herein;

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in the event of any conflict between the provisions of this Agreement and the provisions of the Security Agreement, this Agreement shall control.

21.        Jurisdiction; Consent to Service of Process.

(a)          Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any of the Pledgors or their respective properties in the courts of any jurisdiction

(b)         Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)          Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

22.       WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT,

18

TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

23.        Additional Pledgors.  Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of the Company that that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to become a Loan Party and to enter in this Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder. Upon execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement. In addition to the foregoing, the Company shall cause each Person that owns the Equity Interests of a Subsidiary of the Company that is a Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement promptly upon acquiring such Equity Interests to enter in this Agreement as a Subsidiary Pledgor (to the extent not already a party hereto). Each Pledgor hereby authorizes the Collateral Agent to supplement this Agreement by supplementing the Schedules hereto or adding additional schedules hereto to specifically identify any Pledgor or Equity Interest that becomes subject to this Agreement.

24.        Execution of Financing Statements

Pursuant to Section 9-509 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines are necessary to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction. Each Pledgor also authorizes the Collateral Agent to take any and all actions required by any Applicable Law, including the Bankruptcy Code or any Order of the Bankruptcy Court entered in connection with the Cases, to perfect and protect the security interest granted hereunder. Each Pledgor shall provide the Collateral Agent with

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any information the Collateral Agent shall reasonably request in connection with any of the foregoing.

25.           Inconsistency.  In the event of any inconsistency or conflict between the provisions of this Agreement and the Interim Order (and, when applicable, the Final Order), the provisions of Interim Order (and, when applicable, the Final Order) shall govern.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:
Name:
Title:

Signature Page to Pledge Agreement

EACH OF THE SUBSIDIARY PLEDGORS LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Signature Page to Pledge Agreement

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Signature Page to Pledge Agreement

SCHEDULE I

Subsidiary Pledgors (1)

(1)  [Note: All Borrowers and Guarantors will be parties to this Agreement.]

SI-1

SCHEDULE II

Capital Stock

SII-1

Annex 1 to the
Pledge Agreement

SUPPLEMENT NO.    , dated as of           , 20     to the PLEDGE AGREEMENT (the “Pledge Agreement”), dated as of December 14, 2010, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement, defined herein) (the “Company”), each subsidiary of the Company listed on Schedule I hereto (each such subsidiary a debtor and debtor-in-possession, individually a “Pledgor” and collectively with the Company, the “Pledgors”) and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan Chase Bank”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement defined below).

a.             Reference is made to (a) the Superpriority Debtor-in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among the Company as a Borrower, the other Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, (b) the Guaranty, dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantors named therein (the “Guarantors”) in favor of the Collateral Agent for its own benefit and the benefit of the other Secured Parties, and (c) the Security Agreement, dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors named therein and the Collateral Agent.

b.             Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

c.             The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of the Company that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to become a Loan Party and to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 23 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Pledgor agree as follows:

SECTION 1. In accordance with Section 23 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor’s right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.

SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

[Name of New Pledgor]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Pledged Securities of the New Pledgor

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Shares

[To be completed and attached to Supplement No.     ]

SCHEDULE I

Subsidiary Pledgors

Name of Pledgor
1	2008 Broadway, Inc.
2	AAL Realty Corp.
3	Adbrett Corp.
4	Amsterdam Trucking Corporation
5	APW Supermarket Corporation
6	APW Supermarkets, Inc.
7	Bergen Street Pathmark, Inc.
8	Best Cellars DC, Inc.
9	Best Cellars Inc.
10	Best Cellars Licensing Corp.
11	Best Cellars Massachusetts, Inc.
12	Best Cellars VA, Inc.
13	Bev, Ltd.
14	Borman’s, Inc.
15	Bridge Stuart, Inc.
16	Clay-Park Realty Co., Inc.
17	Compass Foods, Inc.
18	East Brunswick Stuart, LLC
19	Farmer Jack’s of Ohio, Inc.
20	Food Basics, Inc.
21	Gramatan Foodtown Corp.
22	Grape Finds At Dupont, Inc.
23	Grape Finds Licensing Corp.
24	Greenlawn Land Development Corp.
25	Hopelawn Property I, Inc.
26	Kohl’s Food Stores, Inc.
27	Kwik Save Inc.
28	Lancaster Pike Stuart, LLC
29	LBRO Realty, Inc.
30	Lo-Lo Discount Stores, Inc.
31	MacDade Boulevard Stuart, LLC
32	McLean Avenue Plaza Corp.
33	Milik Service Company, LLC
34	Montvale Holdings, Inc.
35	North Jersey Properties, Inc. VI
36	Onpoint, Inc.
37	Pathmark Stores, Inc.
38	Plainbridge, LLC
39	S E G Stores, Inc.
40	Spring Lane Produce Corp.
41	Shopwell, Inc.
42	Shopwell, Inc. (New Jersey)
43	Super Fresh Food Markets, Inc.
44	Super Fresh/Sav-A-Center, Inc.
45	Super Market Service Corp.
46	Super Plus Food Warehouse, Inc.
47	Supermarkets Oil Company, Inc.
48	The Food Emporium, Inc.
49	The Old Wine Emporium of Westport, Inc.
50	The South Dakota Great Atlantic & Pacific Tea Company, Inc.
51	Tradewell Foods of Conn., Inc.
52	Upper Darby Stuart, LLC
53	Waldbaum, Inc.

SCHEDULE II

Capital Stock

Pledgor:  The Great Atlantic & Pacific Tea Company, Inc.

ISSUER	CLASS OF STOCK	CERTIFICATE NO(S).	NUMBER OF SHARES	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
2008 Broadway, Inc.	Common Stock	2	1000	100%
APW Supermarket Corporation	Class B Common Stock	B1	18,715.43	100%
Best Cellars Inc.	Common Stock	2	1	100%
Compass Foods, Inc.	Common Stock	1	10	100%
Food Basics, Inc.	Common Stock	1	100	100%
Hopelawn Property I, Inc.	Common Stock	3	1000	100%
Kwik Save Inc.	Common Stock	7	497	100%
Lo-Lo Discount Stores, Inc.	Common Stock	28	2	100%
Montvale Holdings, Inc.	Common Stock	1	1000	100%
North Jersey Properties, Inc. VI	Common Stock	1	1,000	100%
Onpoint, Inc.	Common Stock	2	1	100%
Pathmark Stores, Inc.	Common Stock	C-1	1000	100%
Super Fresh/Sav-A-Center, Inc.	Common Stock	2	1	100%
Super Market Service Corp.	Common Stock	2	1	100%
Super Plus Food Warehouse, Inc.	Common Stock	2	1000	100%
Borman’s, Inc.	Common Stock	3	1000	100%
Kohl’s Food Stores, Inc.	Common Stock	1	56,000	100%
Shopwell, Inc.	Common Stock	1	1	100%

Pledgor:                 Best Cellars, Inc.

ISSUER	CLASS OF STOCK	CERTIFICATE NO(S).	NUMBER OF SHARES	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
Best Cellars DC Inc.	Common Stock	2	1	100%
Best Cellars Licensing Corp.	Common Stock	2	1	100%
Best Cellars Massachusetts, Inc.	Common Stock	2	1	100%
Best Cellars VA Inc.	Common Stock	2	1	100%
Grape Finds Licensing Corp.	Common Stock	2	1	100%
Grape Finds At Dupont, Inc.	Common Stock	4	865.8	100%

Pledgor:                 Kohl’s Food Stores, Inc.

ISSUER	CLASS OF STOCK	CERTIFICATE NO(S).	NUMBER OF SHARES	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

The South Dakota Great Atlantic & Pacific Tea Company, Inc.	Common Stock	2	1	100%

Pledgor:                 Borman’s, Inc.

ISSUER	CLASS OF STOCK	CERTIFICATE NO(S).	NUMBER OF SHARES	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
Bev, Ltd.	Common Stock	2	1	100%
Farmer Jack’s of Ohio, Inc.	Common Stock	2	1	100%
S E G Stores, Inc.	Common Stock	2	1	100%

Pledgor:                 Shopwell, Inc.

ISSUER	CLASS OF STOCK	CERTIFICATE NO(S).	NUMBER OF SHARES	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
Amsterdam Trucking Corporation	Common Stock	2	1	100%
Clay-Park Realty Co., Inc.	Common Stock	2	1	100%
Gramatan Foodtown Corp.	Common Stock	2	1	100%
Shopwell, Inc. (New Jersey)	Common Stock	2	1	100%
The Food Emporium, Inc.	Common Stock	2	1	100%
The Old Wine Emporium of Westport, Inc.	Common Stock	2	1	100%
Tradewell Foods of Conn., Inc.	Common Stock	2	1	100%

Pledgor:                 APW Supermarket Corporation

ISSUER	CLASS OF STOCK	CERTIFICATE NO(S).	NUMBER OF SHARES	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
APW Supermarkets, Inc.	Common Stock	2	1000	100%
Waldbaum, Inc.	Common Stock	2	1	100%

Pledgor:                 Waldbaum, Inc.

ISSUER	CLASS OF STOCK	CERTIFICATE NO(S).	NUMBER OF SHARES	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
Greenlawn Land Development Corp.	Common Stock	3	1	100%
McLean Avenue Plaza Corp.	Common Stock	2	1	100%
Spring Lane Produce Corp.	Common Stock	2	1	100%
LBRO Realty , Inc.	Common Stock	2	1	100%

Pledgor:                 Montvale Holdings, Inc.

ISSUER	CLASS OF STOCK	CERTIFICATE NO(S).	NUMBER OF SHARES	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
Super Fresh Food Markets, Inc.	Common Stock	2	1	100%

Pledgor:                 Pathmark Stores, Inc.

ISSUER	CLASS OF STOCK	CERTIFICATE NO(S).	NUMBER OF SHARES	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
AAL Realty Corp.	Common Stock	2	1	100%
Adbrett Corp.	Common Stock	2	1	100%
Bergen Street Pathmark, Inc.	Common Stock	2	1	100%
Bridge Stuart Inc.	Common Stock	2	1	100%
East Brunswick Stuart LLC	Limited Liability Interest	N/A	N/A	100%
MacDade Boulevard Stuart, LLC	Limited Liability Interest	N/A	N/A	100%
Lancaster Pike Stuart, LLC	Limited Liability Interest	N/A	N/A	100%
Plainbridge LLC	Limited Liability Interest	N/A	N/A	100%
Milik Service Company, LLC	Limited Liability Interest	N/A	N/A	100%
Supermarkets Oil Company, Inc.	Common Stock	4	100	100%
Upper Darby Stuart, LLC	Limited Liability Interest	N/A	N/A	100%

SCHEDULE I

Borrowers

	Name	Jurisdiction Of Organization	Entity Type	Organizational ID Number	Tax ID Number
1	APW Supermarkets, Inc.	NY	Corporation	none	22-3119509
2	Compass Foods, Inc.	DE	Corporation	0718209	13-2640653
3	Food Basics, Inc.	DE	Corporation	3408929	22-3821210
4	Hopelawn Property I, Inc.	DE	Corporation	2895268	22-3596590
5	McLean Avenue Plaza Corp.	NY	Corporation	none	11-2555227
6	Shopwell, Inc.	DE	Corporation	0452728	13-1703304
7	Shopwell, Inc. (New Jersey)(1)	NJ	Corporation	8164290000	13-2781281
8	Super Fresh Food Markets, Inc.	DE	Corporation	2071021	22-2402491
9	Super Fresh/Sav-A-Center, Inc.	DE	Corporation	2060287	22-2630228
10	Super Market Service Corp.	PA	Corporation	348388	24-0835014
11	Super Plus Food Warehouse, Inc.	DE	Corporation	0945012	22-2419532
12	Tradewell Foods Of Conn., Inc.	CT	Corporation	0088391	06-0565748
13	Waldbaum, Inc.	NY	Corporation	none	11-1448599
14	Pathmark Stores, Inc.	DE	Corporation	2128334	22-2879612
15	AAL Realty Corp.	NY	Corporation	none	22-1913152
16	MacDade Boulevard Stuart, LLC	DE	LLC	2942856	22-3649158
17	Bergen Street Pathmark, Inc.	NJ	Corporation	0100398148	22-1868652
18	Bridge Stuart Inc.	NY	Corporation	none	22-2961604
19	East Brunswick Stuart LLC	DE	LLC	2942797	22-3649149
20	Lancaster Pike Stuart, LLC	DE	LLC	2995122	22-3649155
21	Plainbridge LLC	DE	LLC	2332251	22-3225965
22	Upper Darby Stuart, LLC	DE	LLC	2995120	22-3649153
23	Lo-Lo Discount Stores, Inc.	TX	Corporation	22243900	13-2578662
24	The Great Atlantic & Pacific Tea Company, Inc.	MD	Corporation	D00232520	13-1890974

To any Borrower at:

c/o The Great Atlantic & Pacific Tea Company

Two Paragon Drive

Montvale, NJ 07645

Attention of the Treasurer

Telecopy No. (201) 571-8036

(1)  As noted in Schedule 3.01 to the Credit Agreement, Shopwell, Inc. (New Jersey) is in the process of being dissolved.

SCHEDULE II

Guarantors

	Name	Jurisdiction Of Organization	Entity Type	Organizational ID Number	Tax ID Number
1	Best Cellars Inc.	NY	Corporation	none	13-3859550
2	Onpoint, Inc.	DE	Corporation	2895262	22-3596589
3	Kwik Save Inc.	PA	Corporation	194133	23-1658636
4	Kohl’s Food Stores, Inc.	WI	Corporation	1K11381	22-2472508
5	Montvale Holdings, Inc.	NJ	Corporation	0100694867	22-3486664
6	APW Supermarket Corporation	DE	Corporation	2108804	11-2857132
7	Borman’s, Inc.	DE	Corporation	0707723	38-1339761
8	2008 Broadway, Inc.	NY	Corporation	none	22-2340986
9	Best Cellars DC Inc.	DC	Corporation	211336	11-3772895
10	Best Cellars Licensing Corp.	NY	Corporation	none	11-3772896
11	Best Cellars Massachusetts, Inc.	MA	Corporation	000614577	13-4018624
12	Best Cellars VA Inc.	VA	Corporation	0575482-5	20-0201720
13	Grape Finds Licensing Corp.	NY	Corporation	none	36-4511143
14	Grape Finds At Dupont, Inc.	DC	Corporation	992054	52-2189455
15	The South Dakota Great Atlantic & Pacific Tea Co., Inc	SD	Corporation	DB023380	22-2524647
16	Bev, Ltd.	DE	Corporation	2019025	38-2499046
17	Farmer Jack’s of Ohio, Inc.	OH	Corporation	485607	38-1195542
18	S E G Stores, Inc.	DE	Corporation	2119000	87-0444940
19	Amsterdam Trucking Corporation	NY	Corporation	none	13-2881165
20	Clay-Park Realty Co., Inc.	NY	Corporation	none	22-3590902
21	Gramatan Foodtown Corp.	NY	Corporation	none	13-6115549
22	The Old Wine Emporium Of Westport, Inc.	CT	Corporation	0042312	13-2650724
23	Adbrett Corp.	DE	Corporation	2025117	51-0275661
24	Milik Service Company, LLC	VA	LLC	S194538-7	35-4590668
25	Supermarkets Oil Company, Inc.	NJ	Corporation	8719823000	22-1724367
26	Greenlawn Land Development Corp.	NY	Corporation	none	11-2417062
27	LBRO Realty, Inc.	NY	Corporation	none	11-2391125
28	North Jersey Properties, Inc. VI	DE	Corporation	2888829	22-3596586
29	The Food Emporium, Inc.(2)	NJ	Corporation	0100141138	13-3073242
30	Spring Lane Produce Corp.	NY	Corporation	none	13-2855080

To any Guarantor at:

c/o The Great Atlantic & Pacific Tea Company

Two Paragon Drive

Montvale, NJ 07645

Attention of the Treasurer

Telecopy No. (201) 571-8036

(2)  As noted in Schedule 3.01 to the Credit Agreement, The Food Emporium, Inc. is in the process of being dissolved.

SCHEDULE III

Copyrights

U.S. Copyright Registrations and Applications

Title	Registration No,	Registration Date	Owner

365 great wines: 2001 calendar/by Joshua Wesson & Richard Marmet with Krista McCorkle	TX5226946	08/24/00	Best Cellars, Inc.

365 great wines: 1999 calendar/by Joshua Wesson & Richard Marmet	TX4865376	09/14/98	Best Cellars, Inc.

365 great wines calendar 2000/by Joshua Wesson & Richard Marmet: with Richard Nalley	TX5040497	09/14/99	Best Cellars, Inc.

Best Cellars: who we are and what we do	TX4222740	12/15/99	Best Cellars, Inc.

Challenging situations	PA777873	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Courtesy and customer assistance	PA777868	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Performance management	PA777869	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Produce clerk training program: produce clerk reference handbook	TX4168950	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Produce management: coaching guide	TX4163704	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Produce training program	PA777875	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Produce training program: leader guide	TX4168589	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Produce training program: participant workbook	TX4163703	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Title	Registration No,	Registration Date	Owner

Serving your internal customer	PA777870	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

The customer is priority one	PA777867	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

The importance of teamwork, courtesy, and customer assistance	PA777872	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

The shopping environment	PA777871	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Train the trainer workshop guide—produce training program	TX4168592	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Vendor DSD receiving	PA777874	01/05/96	Great Atlantic & Pacific Tea Company, Inc.

Module 3: effective communication	PA719153	08/16/94	Great Atlantic & Pacific Tea Company, Inc.

Module 5: planning and organizing	PA719155	08/16/94	Great Atlantic & Pacific Tea Company, Inc.

Bakery training program	PA715791	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Be the difference!	PA715786	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Cashier reference handbook key entry	TX3857601	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Cashier reference handbook scanning	TX3857600	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Cashier training program	PA715798	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Cashier training program: leader guide	TX3843585	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Deli clerk training program	PA715797	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

2

Title	Registration No,	Registration Date	Owner

Focus on the future: careers in food retailing	PA715792	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Front-end training program	PA715795	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing and selection guide: store version	TX3857414	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing and selection guide: warehouse version	TX3874449	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing and selection guide: office version	TX3843588	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing skills program	PA715793	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Interviewing skills training program: leader guide	TX3857478	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Manager as trainer	PA715790	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

New hire orientation	PA715833	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Open for business: supermarkets and the ADA	PA715794	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Performance management program	PA715788	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Performance management program — store version	PA715789	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Performance management program, store version: leader guide	TX3897666	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Performance management program, store version: participant workbook	TX3843586	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Retention tool kit	TX3843584	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

3

Title	Registration No,	Registration Date	Owner

Retention tool kit program: leader guide	TX3897667	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Seafood clerk training program	PA715796	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Store manager development program: participant workbook	TX3880410	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Store manager development program	PA715799	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Store manager development program: leader guide	TX3860456	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Think to prevent shrink	PA715832	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Think to prevent shrink: reference handbook: orientation program	TX3857609	08/02/94	Great Atlantic & Pacific Tea Company, Inc.

Bakery management coaching guide	TX3100772	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Bakery reference handbook: bakery training program	TX3108964	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Bakery training program: leader guide	TX3111026	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Bakery training program: participant workbook, train the trainer workshop guide	TX3100768	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Bakery training program: train the trainer workshop guide	TX3100766	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

District manager development program: participant workbook	TX3111027	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

District manager development program: leader guide	TX3100767	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Performance management program: leader guide	TX3100770	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

4

Title	Registration No,	Registration Date	Owner

Performance management program: participant workbook	TX3100771	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Store management coaching guide	TX3100769	07/05/91	Great Atlantic & Pacific Tea Company, Inc.

Be the difference: train the trainer workshop leader guide	TX2951362	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Be the difference!: handbook	TX2950043	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Be the difference!: leader guide	TX2951361	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Deli clerk training program: deli clerk reference handbook	TX2949423	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Deli clerk training program: leader guide	TX2951360	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Deli training program: participant workbook	TX2956028	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Deli training program: train the trainer workshop leader guide	TX2951457	11/08/90	Great Atlantic & Pacific Tea Company, Inc.

Seafood clerk reference handbook	TX2817331	05/17/90	Great Atlantic & Pacific Tea Company, Inc.

Seafood clerk training program: leader guide	TX2826043	05/17/90	Great Atlantic & Pacific Tea Company, Inc.

Seafood training program: participant workbook	TX2836799	05/17/90	Great Atlantic & Pacific Tea Company, Inc.

Train the trainer workshop leader guide: seafood training program	TX2826044	05/17/90	Great Atlantic & Pacific Tea Company, Inc.

Front end procedures manual	TX2776090	03/29/90	Great Atlantic & Pacific Tea Company, Inc.

Front-end management workshop: leader guide	TX2767513	03/08/90	Great Atlantic & Pacific Tea Company, Inc.

5

Title	Registration No,	Registration Date	Owner

Bookkeeping training program: trainer guide	TX2765551	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Courtesy counter training program: trainee guide	TX2765554	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Courtesy counter training program: trainer guide	TX2765553	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Front-end management workshop: participant workbook	TX2767512	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Front-end training program: front-end management coaching guide	TX2765555	01/31/90	Great Atlantic & Pacific Tea Company, Inc.

Bookkeeping training program: trainee guide	TX2765552	01/16/90	Great Atlantic & Pacific Tea Company, Inc.

Checker reference handbook key entry: Checker training program	TX2539115	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Key entry: leader guide	TX2528589	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Orientation program: leader guide	TX2528588	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Orientation program: reference handbook	TX2539116	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Train the trainer workshop: leader guide	TX2528591	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Train the trainer workshop: leader guide	TX2528590	03/29/89	Great Atlantic & Pacific Tea Company, Inc.

Bakery department field merchandiser guide	TX2464539	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Bakery department trainee guide	TX2464540	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Bakery department trainer guide	TX2464538	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

6

Title	Registration No,	Registration Date	Owner

Checker training program: I B M leader guide	TX2469225	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Checker training program: scanning leader guide	TX2469224	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Checker training reference manual	TX2469317	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: Deli and Cheese Department field merchandiser guide.	TX2463719	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: General Merchandise/Health and Beauty Aids Department trainer guide	TX2463713	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: General Merchandise/Health and Beauty Aids Department field merchandiser guide	TX2463712	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: General Merchandise/Health and Beauty Aids Department trainee guide	TX2463711	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: general store management skills trainee guide	TX2463716	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: general store management skills trainer guide	TX2463715	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: general store management skills district manager guide	TX2463714	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: Grocery Department district manager guide	TX2463717	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Co-manager development program: Meat Department trainee guide	TX2463718	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Deli and cheese department trainee guide: co-manager development	TX2468555	12/15/88	Great Atlantic & Pacific Tea

7

Title	Registration No,	Registration Date	Owner

program			Company, Inc.

Deli and cheese department trainer guide: co-manager development program	TX2468554	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Floral department field merchandiser guide: co-manager development program	TX2468557	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Floral department trainee guide: co-manager development program	TX2468550	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Floral department trainer guide: co-manager development program	TX2468549	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Front end and store office evaluator guide	TX2464079	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Front end and store office trainee guide	TX2464534	12/26/88	Great Atlantic & Pacific Tea Company, Inc.

Front end and store office trainer guide: co-manager development program	TX2468556	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Glossary of supermarket terms	TX2464535	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Grocery department trainee guide: co-manager development program	TX2468551	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Grocery department trainer guide: co-manager development program	TX2468552	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Meat department: trainer guide	TX2464421	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Meat department field merchandiser guide: co-manager development program	TX2468553	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Produce department field merchandiser guide	TX2464537	12/15/98	Great Atlantic & Pacific Tea Company, Inc.

Produce department trainee guide	TX2464533	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

8

Title	Registration No,	Registration Date	Owner

Produce department trainer guide: co-manager development program	TX2464692	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Seafood department field merchandiser guide	TX2464536	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Seafood department trainee guide	TX2464080	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

Trainer guide: Seafood Department, co-manager development program	TX2469124	12/15/88	Great Atlantic & Pacific Tea Company, Inc.

[If there was a place]	VA27944	06/19/79	Great Atlantic & Pacific Tea Company, Inc.

[We asked David Wier]	VA27943	06/19/79	Great Atlantic & Pacific Tea Company, Inc.

[How to eat well within your budget]	VA27942	06/19/79	Great Atlantic & Pacific Tea Company, Inc.

We asked Alice Siplin if she could taste the difference between the leading peanut butter and Ann Page peanut butter	VA12066	03/27/78	Great Atlantic & Pacific Tea Company, Inc.

We asked Gladys Wolf…	VA12067	03/27/78	Great Atlantic & Pacific Tea Company, Inc.

[5796-NQC]	TX42462	05/16/78	Shopwell, Inc.

Julia Waldbaum has a recipe for holiday cooking	TX1272891	10/27/83	Waldbaum’s, Inc.

Foreign Copyright Registrations and Applications

None.

9

SCHEDULE IV

Licenses

Material Inbound Copyright License Agreements (including exclusive licenses)

None.

Material Inbound Patent License Agreements (including exclusive licenses)

None.

Material Inbound Trademark License Agreements (including exclusive licenses)

None.

10

SCHEDULE V

Patents

U.S. Patents and Patent Applications

None.

Foreign  Patents and Patent Applications

None.

SCHEDULE VI

Trademarks

U.S. TRADEMARK APPLICATIONS AND REGISTRATIONS

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
1.	A&P (Design & Color)	The Great Atlantic & Pacific Tea Company, Inc.	1,304,288 (73/454,363)	11/6/1984 (11/25/83)
2.	A&P (Block Letters)	The Great Atlantic & Pacific Tea Company, Inc.	2,713,141 (76/390,443)	5/6/2003 (4/3/02)
3.	AMAZE AWAY	The Great Atlantic & Pacific Tea Company, Inc.	3,118,336 (78/549,806)	7/18/2006 (1/19/05)
4.	AMERICA’S CHOICE (Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	2,019,444 (74/234,200)	11/26/1996 (12/30/91)
5.	AMERICA’S CHOICE (Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	1,861,428 (74/801,783)	11/1/1994 (12/30/91)
6.	AMERICA’S CHOICE (Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	1,860,494 (74/801,784)	10/25/1994 (12/30/91)
7.	AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	2,425,385 (74/332,876)	1/30/2001 (11/19/92)
8.	AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	1,384,513 (73/514,986)	2/25/1986 (12/24/84)
9.	AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	3,007,194 (78/218,486)	10/18/2005 (2/25/2003)
10.	AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	2,983,134 (78/395,344)	8/9/2005 (4/2/04)
11.	A C AMERICA’S CHOICE RESERVE	The Great Atlantic & Pacific Tea Company, Inc.	(85/143,032)	(Filed: 10/01/10)
12.	AMERICA’S COFFEE PROVIDER SINCE 1859	The Great Atlantic & Pacific Tea Company, Inc.	3,522,886 (77/398,541)	9/9/2008 (Supplemental) 10/21/08 (Federal) (2/15/08)
13.	A TASTE OF ELEGANCE	Pathmark Stores, Inc.	3,158,364 (78/759,275)	10/17/2006 (11/22/05)
14.	ATHENA	The Great Atlantic & Pacific Tea Company, Inc.	2,861,651 (78/238,300)	7/6/04 (4/16/03)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
15.	AW’SOME O’S	The Great Atlantic & Pacific Tea Company, Inc.	3,189,114 (78/731,611)	12/26/2006 (10/12/05)
16.	B (stylized & design)	Best Cellars Inc.	2,156,236 (75/182,649)	5/12/1998 (10/11/96)
17.	BASICS	The Great Atlantic & Pacific Tea Company, Inc.	2,884,450 (78/311,001)	9/14/2004 (10/8/03)
18.	BEEF BEYOND BELIEF	The Great Atlantic & Pacific Tea Company, Inc.	3,172,122 (78/437,260)	11/14/2006 (6/17/04)
19.	BEST CELLARS	Best Cellars Inc.	2,422,415 (75/058,148)	1/23/2001 (2/15/96)
20.	BEYOND THE BEST	Best Cellars Inc.	2,643,503 (75/861,646)	10/29/2002 (12/1/99)
21.	BIG	Best Cellars Inc.	3,191,120 (78/538,845)	1/2/2007 (12/28/04)
22.	BIG DEALS	Pathmark Stores, Inc.	1,922,594 (74/176,206)	9/26/1995 (6/14/91)
23.	BRILLIANT BUBBLES	The Great Atlantic & Pacific Tea Company, Inc.	2,808,673 (78/202,468)	1/27/2004 (1/13/03)
24.	BUBBLE Icon (Design only)	Best Cellars Inc.	2,154,639 (75/182,643)	5/5/1998 (10/11/96)
25.	CELLAR-TO-GO-GO	Best Cellars Inc.	3,085,228 (78/622,476)	4/25/2006 (5/4/05)
26.	CHEFMARK	Pathmark Stores, Inc.	3,691,490 (77/578,894)	10/6/2009 (9/25/08)
27.	CHERRY Icon (Design only)	Best Cellars Inc.	2,263,938 (75/182,602)	7/27/1999 (10/11/96)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
28.	CITRUS Icon (Design only)	Best Cellars Inc.	2,260,200 (75/182,604)	7/13/1999 (10/11/96)
29.	CLOUD Icon (Design only)	Best Cellars Inc.	2,156,290 (75/193,043)	5/12/1998 (10/31/96)
30.	CONCORDE	The Great Atlantic & Pacific Tea Company, Inc.	2,861,650 (78/238,266)	7/6/2004 (4/16/03)
31.	Crescent Moon Icon (Design only)	Best Cellars Inc.	2,156,289 (75/193,041)	5/12/1998 (10/31/96)
32.	EASY BRIGHT NIGHT	The Great Atlantic & Pacific Tea Company, Inc.	2,934,844 (78/324,523)	3/22/2005 (11/07/03)
33.	EXPRESS YOURSELF	The Great Atlantic & Pacific Tea Company, Inc.	2,680,997 (76/406,160)	1/28/2003 (5/13/02)
34.	FARMER JACK Logo (Design only)	Borman’s Inc.	2,874,722 (78/269,618)	8/17/2004 (7/2/03)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
35.	FEEL LIKE A TRUE GOURMET!	The Great Atlantic & Pacific Tea Company, Inc.	2,881,606 (78/266173)	9/07/2004 (06/24/03)
36.	FEXPRESS	The Great Atlantic & Pacific Tea Company, Inc.	(85/133,623)	(Filed: 09/20/10) ITU
37.	FIZZY	Best Cellars, Inc.	3,119,391 (78/538,858)	7/25/2006 (12/28/04)
38.	FLAVOR N SERVE	The Great Atlantic & Pacific Tea Company, Inc.	(77/845,532)	(Filed: 10/9/09) ITU
39.	FOOD 2 GO	The Great Atlantic & Pacific Tea Company, Inc.	(85/106,910)	(Filed: 08/13/10)
40.	FOOD BASICS	The Great Atlantic & Pacific Tea Company, Inc.	2,726,744 (76/386,404)	6/17/2003 (3/25/02)
41.	FOOD BASICS	The Great Atlantic & Pacific Tea Company, Inc.	(77/914,849)	(Filed: 1/19/10) ITU
42.	FRESH	Best Cellars Inc.	3,119,390 (78/538,848)	7/25/2006 (12/28/04)
43.	FRESH CHALLENGE	The Great Atlantic & Pacific Tea Company, Inc.	2,942,219 (78/503,093)	4/19/2005 (10/20/04)
44.	GIVE YOURSELF ANOTHER CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	2,989,404 (78/431,546)	8/30/2005 (6/8/04)
45.	GRAPE FINDS	Grape Finds At Dupont, Inc.	2,663,166 (76/392,260)	12/17/2002 (4/8/02)
46.	Grape Icon (Design only)	Best Cellars Inc.	2,271,317 (75/193,042)	8/24/1999 (10/31/96)
47.	GREAT WINES FOR EVERY DAY	Best Cellars Inc.	3,032,255 (78/538,850)	12/20/2005 (12/28/04)
48.	GREEN WAY	The Great Atlantic & Pacific Tea Company, Inc.	(77/349,246)	(Filed: 12/11/07) ITU
49.	GREEN WAY	The Great Atlantic & Pacific Tea Company, Inc.	(77/409,725)	Filed: 2/29/08) ITU

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
50.	G	The Great Atlantic & Pacific Tea Company, Inc.	3,544,867 (77/388,984)	12/9/2008 (2/5/08)
51.	G	The Great Atlantic & Pacific Tea Company, Inc.	3,842,003 (77/409,787)	8/31/2010 (2/29/08)
52.	GRILL WORKS	The Great Atlantic & Pacific Tea Company, Inc.	(77/853,121)	(Filed: 10/20/09) ITU
53.	HARTFORD RESERVE	The Great Atlantic & Pacific Tea Company, Inc.	(77/408,926)	(Filed: 2/28/08) ITU
54.	(Stylized)	Borman’s, Inc.	1,232,381 (73/277,359)	3/29/1983 (9/10/80)
55.	HOME BASICS	The Great Atlantic & Pacific Tea Company, Inc.	(77/959,095)	(Filed: 3/15/10) ITU
56.	I LOVE THIS STORE!	The Great Atlantic & Pacific Tea Company, Inc.	3,081,109 (76/424,332)	4/18/2006 (6/24/02)
57.	JANE PARKER	The Great Atlantic & Pacific Tea Company, Inc.	3,363,303 (78/692,338)	1/1/2008 (8/15/05)
58.	JUICY	Best Cellars Inc.	3,050,162 (78/538,852)	1/24/2006 (12/28/04)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
59.	Lips Icon (Design only)	Best Cellars Inc.	3,350,671 (76/661,658)	12/11/2007 (6/14/06)
60.	LIVE BETTER	The Great Atlantic & Pacific Tea Company, Inc.	(77/813,448)	(Filed: 8/26/09) ITU
61.	LIVE BETTER (& Design)	The Great Atlantic & Pacific Tea Company, Inc.	(85/131,981)	(Filed: 9/17/10)
62.	LIVE BETTER WELLNESS CLUB	The Great Atlantic & Pacific Tea Company, Inc.	3,452,346 (77/185,924)	6/24/2008 (5/21/07)
63.	LIVE BETTER! WELLNESS CLUB (& Design)	The Great Atlantic & Pacific Tea Company, Inc.	3,491,210 (77/185,766)	8/26/2008 (5/21/07)
64.	Lollipop Icon (Design only)	Best Cellars Inc.	2,156,235 (75/182,603)	5/12/1998 (10/11/96)
65.	LULLA-BEES	Pathmark Stores, Inc.	(77/933,825)	(Filed: 2/11/10) ITU

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
66.	MARKET SPA	The Great Atlantic & Pacific Tea Company, Inc.	3,750,450 (77/543,985)	2/16/2010 (8/11/08)
67.	MASTER CHOICE	The Great Atlantic & Pacific Tea Company, Inc.	2,857,946 (78/218,673)	6/29/2004 (2/25/03)
68.	MASTER CHOICE MC (Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	2,073,501 (75/070,346)	6/24/1997 (3/11/96)
69.	(Miscellaneous Design)	Borman’s, Inc.	1,182,561 (73/276,030)	12/15/1981 (8/29/80)
70.	MORE	The Great Atlantic & Pacific Tea Company, Inc.	3,684,590 (78/942,221)	9/15/2009 (8/1/06)
71.	MORE	The Great Atlantic & Pacific Tea Company, Inc.	3,723,905 (78/953,659)	12/8/2009 (8/16/06)
72.	MORE	The Great Atlantic & Pacific Tea Company, Inc.	3,486,531 (78/953,732)	8/12/2008 (8/16/06)
73.	MORSEL MEDLEY	The Great Atlantic & Pacific Tea Company, Inc.	3867726 (85/040,029)	10/26/2010 ( 5/17/10)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
74.	NO FRILLS (& Design)	Pathmark Stores, Inc.	1,196,041 (73/165,881)	5/25/1982 (4/11/78)
75.	ONPOINT	The Great Atlantic & Pacific Tea Company, Inc.	3,842,091 (77/476,914)	8/31/2010 (5/16/08)
76.	PATHMARK	Pathmark Stores, Inc.	854,358 (72/285,701)	8/6/1968 (11/28/67)
77.	PATHMARK	Pathmark Stores, Inc.	2,677,310 (76/361,018)	1/21/2003 (1/18/02)
78.	PATHMARK (& Design)	Pathmark Stores, Inc.	919,137 (72/324,945)	8/24/1971 (4/18/69)
79.	PATHMARK (& Design)	Pathmark Stores, Inc.	1,034,492 (73/055,400)	2/24/1976 (6/17/75)
80.	PATHMARK GOSPEL CHOIR COMPETITION	Pathmark Stores, Inc.	3,789,447 (77/715,300)	5/18/2010 (4/16/09)
81.	PATHMARK HELPING HANDS IN THE COMMUNITY (& Design)	Pathmark Stores, Inc.	3,240,786 (78/978,145)	5/8/2007 (11/10/04)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
82.	PATHMARK HELPING HANDS IN THE COMMUNITY (& Design)	Pathmark Stores, Inc.	3,596,521 (78/514,359)	3/24/2009 (11/10/04)
83.	PREFERRED PET	The Great Atlantic & Pacific Tea Company, Inc.	3,655,878 (77/977,324)	7/14/2009 (3/31/08)
84.	READY PORTIONS	The Great Atlantic & Pacific Tea Company, Inc.	(77/853,090)	(Filed: 10/20/09) ITU
85.	RED ALARM	The Great Atlantic & Pacific Tea Company, Inc.	2,924,218 (78/220,193)	2/1/2005 (2/28/03)
86.	SAV-A-CENTER	The Great Atlantic & Pacific Tea Company, Inc.	1,412,706 (73/583,389)	10/7/1986 (2/18/86)
87.	SIERRA RANCH	The Great Atlantic & Pacific Tea Company, Inc.	(77/703,362)	(Filed: 3/31/09) ITU
88.	SUPER FRESH	The Great Atlantic & Pacific Tea Company, Inc.	3,835,077 (77/952,029)	8/17/2010 (3/5/10)
89.	S SUPER FRESH	The Great Atlantic & Pacific Tea Company, Inc.	3,467,757 (77/378,422)	7/15/2008 (1/23/08)
90.	SMOOTH	Best Cellars Inc.	2,133,522 (Supplemental) (75/182,645)	1/27/1998 (10/11/96)
91.	SOFT	Best Cellars Inc.	3,032,256 (78/538,856)	12/20/2005 (12/28/04)
92.	SPLISH SPLASH	The Great Atlantic & Pacific Tea Company, Inc.	3,062,628 (78/481,891)	2/28/2006 (9/10/04)
93.	SUN Icon (Design only)	Best Cellars Inc.	2,258,387 (75/182,600)	7/6/1999 (10/11/96)

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)

94.	SUPERFRESH	The Great Atlantic & Pacific Tea Company, Inc.	3,835,077 (77/952,029)	8/17/2010 (3/5/10)
95.	SUPER FRESH	The Great Atlantic & Pacific Tea Company, Inc.	2,085,126 (73/732,662)	8/5/1997 (6/6/88)
96.	(Stylized)	The Great Atlantic & Pacific Tea Company, Inc.	2,685,875 (76/346,252)	2/11/2003 (12/6/01)
97.	THE FOOD EMPORIUM	The Great Atlantic & Pacific Tea Company, Inc.	2,741,163 (76/360,323)	7/29/2003 (1/16/02)
98.	THE FOOD EMPORIUM TRADING COMPANY	The Great Atlantic & Pacific Tea Company, Inc.	(77/956,667)	(Filed: 3/11/10) ITU
99.	THE FOOD EMPORIUM NEW YORK TRADING COMPANY Logo	The Great Atlantic & Pacific Tea Company, Inc.	(77/956,662)	(Filed: 3/11/10) ITU

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
100.	THE GREAT ATLANTIC & PACIFIC TEA COMPANY	The Great Atlantic & Pacific Tea Company, Inc.	3,435,064 (77/282,276)	5/27/2008 (9/18/07)
101.	THE LOWER PRICE PROJECT (Stylized/Design)	The Great Atlantic & Pacific Tea Company, Inc.	(77/962,391)	(Filed: 3/18/10)
102.	TORNADO SPLASH	The Great Atlantic & Pacific Tea Company, Inc.	3,115,079 (78/435,495)	7/11/2006 (6/15/04)
103.	ULTRA XTREME	The Great Atlantic & Pacific Tea Company, Inc.	3,132,890 (78/715,736)	8/22/2006 (9/15/05)
104.	VIA ROMA	The Great Atlantic & Pacific Tea Company, Inc.	3,690,140 (77/435,941)	9/29/2009 (3/31/08)
105.	WALDBAUM’S	The Great Atlantic & Pacific Tea Company, Inc.	3,471,095 (77/323,811)	7/22/2008 (11/7/07)
106.	WE’RE THINKING FRESH	The Great Atlantic & Pacific Tea Company, Inc.	3,111,361 (78/533,406)	7/4/2006 (12/16/04)
107.	WORTH A SPLURGE	Grape Finds At Dupont, Inc.	2,663,165 (76/392,259)	12/17/2002 (4/8/02)
108.	YOU KNOW WHAT YOU LIKE. WE KNOW WINE.	Best Cellars Inc.	2,824,476 (76/423,835)	3/23/2004 (6/21/02)
109.

FOREIGN TRADEMARK APPLICATIONS AND REGISTRATIONS

NO.	MARK	REGISTERED OWNER/APPLICANT	REGIS. # (SERIAL #)	REGIS. DATE (FILING DATE)
110.	BEST CELLARS	Best Cellars Inc.	2009-88272 (Japanese App.) Reg. No. 5355386	Registered: 9/24/2010
111.	最もよいセラー	Best Cellars Inc.	2009-88273 (Japanese App.) Reg. No. 5,355,387	Registered: 9/24/2010
112.	BEST CELLARS (8 logos with words)	Best Cellars Inc.	2009-088274 (Japanese App.) Reg. No. 5,323,588	Registered 5/21/2010

INTERNET DOMAIN NAME REGISTRATIONS

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Exhibit G

Form of Security Agreement

SECURITY AGREEMENT (this “Agreement”) dated as of December 14, 2010 among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement, defined herein) (the “Company”), each subsidiary of the Company listed on Schedule I hereto (each of which is a debtor and debtor-in-possession, individually a “Guarantor” and collectively, the “Guarantors”; each other subsidiary of the Company or the Guarantors which hereafter becomes party hereto in accordance with Section 4.17 (the Company, the Guarantors and such other subsidiaries are also referred to collectively herein as the “Grantors”), and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan Chase Bank”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

Reference is made to (a) the Superpriority Debtor-in-Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among the Company as a Borrower, the other Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank as Administrative Agent and Collateral Agent, and (b) the Guaranty dated as of December 14, 2010 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantors in favor of the Collateral Agent for its own benefit and for the benefit of the other Secured Parties. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to the Borrowers, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrowers under the Credit Agreement and the other Loan Documents. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrowers of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of the Cases) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of L/C Disbursements, interest thereon and obligations to provide cash collateral, (iii) obligations to repay overdraft amounts plus interest, if any, customarily applied on overdrafts and all obligations (including without limitation fees, costs, expenses and indemnities) owed to any Lender or an Affiliate of a Lender arising from any Bank Products or Cash Management Services provided by a Lender or Affiliate of a Lender to any Loan Party and (iv) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of the Cases), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement or the other Loan Documents (including, without limitation,

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the Obligations (as defined in the Guarantee Agreement) of the Guarantors pursuant to the Guarantee Agreement), and (d) the due and punctual payment and performance of all obligations of the Borrowers under each Hedging Agreement entered into with any counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the “Obligations”).

Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01       Definition of Terms Used Herein.  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and all references to the Uniform Commercial Code or “UCC” shall mean the Uniform Commercial Code in effect in the State of New York as of the date hereof and any uncapitalized terms used herein which are defined in the UCC have the respective meanings provided in the UCC; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9, and provided further that if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

SECTION 1.02       Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

“Accessions” shall have the meaning given that term in the UCC.

“Account Debtor” shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of a Receivable.

“Accounts” shall mean “accounts” as defined in the UCC, and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by Chattel Paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including, without limitation, (i) accounts receivable from Affiliates of the Grantors, (ii) health-care insurance receivables (as defined in the UCC), and (iii) account receivables, receivables and rights to payment arising out of the use of a credit or charge card or information contained on or used with that card.

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto,

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including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Bermuda Shares” means the voting stock of A&P Bermuda Limited, directly or indirectly owned by the Company.

“Blocked Account Bank” shall have the meaning given that term in Section 5.01(b).

“Blue Sky Laws” shall have the meaning given that term in Section 6.01(c) of this Agreement.

“Books and Records” means all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

“Certificate of Title” means a certificate of title, certificate of ownership or other registration certificate issued or required to be issued under the certificate of title or other similar Laws of any state for any Equipment or Inventory of any Grantor.

“Certificated Collateral” means each item of Equipment or Inventory which is or is required to be evidenced by a Certificate of Title issued under the motor vehicle or other applicable Laws of any jurisdiction.

“Chattel Paper” shall have the meaning given that term in the UCC.

“Claims” means all “commercial tort claims” (as defined in the UCC), including, without limitation, each of the claims described on Schedule VII hereto, as such Schedule may be amended, modified or supplemented from time to time, and also means and includes all claims, causes of action and similar rights and interests (however characterized) of a Grantor, whether arising in contract, tort or otherwise, and whether or not subject to any action, suit, investigation or legal, equitable, arbitration or administrative proceedings.

“Collateral” shall mean all Personal Property of each Grantor, including, without limitation, all: (a) Accounts Receivable, (b) Chattel Paper, (c) Claims, Judgments and/or Settlements, (d) Deposit Accounts and securities accounts (as defined in the UCC) and all cash and cash equivalents or other assets in each such account, (e) Documents, (f) Equipment, (g) Fixtures, (h) General Intangibles (including Payment Intangibles and Intellectual Property), (i) Goods, (j) Instruments, (k) Inventory, (l) Investment Property, (m) Letter-of-Credit Rights, (n) Software, (o) Supporting Obligations, (p) money, policies and certificates of insurance, deposits, cash, or other property, (q) all Books and Records and information relating to any of the foregoing ((a) through (p)) and/or to the operation of any Grantor’s business, and all rights of access to such Books and Records, and information, and all property in which such Books and Records, and information are stored, recorded and maintained, (r) all insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing ((a) through (q)) or otherwise, (s) all liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing ((a) through (r)), including the right of stoppage in transit, and (t) any of the foregoing, whether now owned or now due, or in which any Grantor has an

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interest, or hereafter acquired, arising, or to become due, or in which any Grantor obtains an interest, and all products, Proceeds, substitutions, and Accessions of or to any of the foregoing; provided, however, that Collateral shall not include (i) the Bermuda Shares; (ii) any permit, lease, license, contract, agreement, joint venture agreement, or other instrument to which any Grantor is a party  and any Equity Interests in a joint venture to the extent such Grantor is prohibited from granting a Lien in its rights thereunder pursuant to the terms of such permit, lease, license, contract, agreement, or other instrument, the shareholder or other similar agreement governing such joint venture, or under applicable law (other than to the extent that any restriction on such assignment would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Law, including the Bankruptcy Code or any Order of the Bankruptcy Court entered in connection with the Cases, or principles of equity), provided that the Proceeds from any such lease, license, contract, agreement, or other instrument  or such Equity Interests in a joint venture shall not be excluded from the definition of Collateral to the extent that the assignment of such Proceeds is not prohibited, and provided further that in no event shall the foregoing exclusions apply to any Subject Lease or any Third Party Lease (as defined in the Mortgages); (iii) any Excluded Equipment owned by any Grantor on the date hereof or hereafter acquired; provided that all proceeds paid or payable to any Grantor from any sale, transfer or assignment or other voluntary or involuntary disposition of such Excluded Equipment and all rights to receive such proceeds shall be included in the Collateral to the extent not otherwise required to be paid to the holder of the Indebtedness secured by such Excluded Equipment; (iv) any United States intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications; (v) any voting Equity Interests of a first tier Foreign Subsidiary in excess of 65% of all outstanding voting Equity Interests of such Foreign Subsidiary to the extent a pledge of a greater percentage of such stock could reasonably be expected to result in material adverse tax consequences to the Company or any of its Subsidiaries as reasonably determined by the Company; (vi) Fixtures located on, at or in, or affixed to, any Real Estate; and (vii) proceeds on deposit in the Carve Out Account in an amount equal to the Carve Out Cap; and provided, further, that the term “Collateral” as used in this Agreement shall not include any “Collateral” as defined in the Pledge Agreement (other than Proceeds of such Collateral).

“Commodity Account” shall have the meaning given that term in the UCC.

“Commodity Intermediary” shall have the meaning given that term in the UCC.

“Computer Hardware” means all computer and other electronic data processing hardware of a Grantor, whether now or hereafter owned, licensed or leased by such Grantor, including, without limitation, all integrated computer systems, networks, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, storage devices, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related hardware, all documentation, flowcharts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes associated with any of the foregoing and all options, warranties, services contracts, program services, test rights, maintenance rights, support rights, renewal rights and indemnifications relating to any of the foregoing.

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“Control” with respect to (i) Deposit Accounts, shall have the meaning given that term in section 9-104 of the UCC; (ii) Electronic Chattel Paper, shall have the meaning given that term in section 9-105 of the UCC; (iii) Investment Property, shall have the meaning given the term in section 9-106 of the UCC; and (iv) Letter-of-Credit Rights, shall have the meaning given that term in section 9-107 of the UCC.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third party, whether exclusive or non-exclusive, under any Copyright now or hereafter owned by any Grantor, whether or not registered, or which such Grantor otherwise has the right to license, or granting any right, whether exclusive or non-exclusive, to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country (whether or not the underlying works of authorship have been published), whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III and any renewals and extensions thereof, (c) all Software, computer programs, web pages, computer data bases and computer program flow diagrams, including all source codes and object codes related to any or all of the foregoing, (d) all tangible property embodying or incorporating any or all of the foregoing, whether in completed form or in some lesser state of completion, and all masters, duplicates, drafts, versions, variations and copies thereof, in all formats, (e) all claims for, and rights to sue for, past, present and future infringement of any of the foregoing, (f) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Copyright Licenses in connection therewith, (g) all rights in any of the foregoing, arising under the Laws of the United States, to copy, record, synchronize, broadcast, transmit, perform, distribute, create derivative works of, and/or display any of the foregoing or any matter which is the subject of any of the foregoing in any manner and by any process now known or hereafter devised, and (h) the name and title of each Copyright item and all rights of any Grantor to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition, anti-cybersquatting and/or the rules and principles of any other applicable statute, common law or other rule or principle of law now existing or hereafter arising.

“Credit Agreement” shall have the meaning given to that term in the preliminary statement of this Agreement.

“Deposit Account” shall have the meaning given that term in the UCC and shall also include all demand, time, savings, passbook, or similar accounts maintained with a bank or other financial institution, whether or not evidenced by an Instrument, all cash and other funds held therein and all passbooks related thereto and all certificates and Instruments, if any, from time to time representing, evidencing or deposited into such deposit accounts.

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“Documents” shall have the meaning given that term in the UCC.

“Electronic Chattel Paper” shall have the meaning given that term in the UCC.

“Equipment” shall mean “equipment”, as defined in the UCC, and shall also mean all Computer Hardware, furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds,  and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Grantor’s business, and any and all Accessions or additions thereto, and substitutions therefor.

“Excluded Equipment” means at any date any assets of any Grantor which are subject to a Lien securing Indebtedness permitted by Section 6.01(v) of the Credit Agreement or a purchase money obligation permitted by Section 6.01(vii) of the Credit Agreement if and to the extent that (i) the express terms of a valid and enforceable restriction in favor of a Person who is not the Borrower or a Guarantor contained in the agreements or documents granting or governing such Indebtedness or purchase money obligation prohibits, or requires any consent or establishes any other conditions for, an assignment thereof, or a grant of a security interest therein, by the applicable Grantor and (ii) such restriction relates only to the asset or assets acquired by the applicable Grantor with the proceeds of such Indebtedness or purchase money obligation and attachments thereto or substitutions therefor.

“Financing Statement” shall have the meaning given that term in the UCC.

“Fixtures” shall have the meaning given that term in the UCC.

“General Intangibles” shall mean “general intangibles” as defined in the UCC, and all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including all Payment Intangibles, all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities which interests do not constitute Securities, corporate or other business records, indemnification claims, contract rights (including rights under personal property leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Receivables.

“Goods” shall have the meaning given that term in the UCC.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, technology, confidential or proprietary technical and business information, know-how, show-how, data or information, domain names, mask works, customer lists, vendor lists, subscription lists, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Instruments” shall have the meaning given that term in the UCC.

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“Inventory” shall mean “inventory” as defined in the UCC, and all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor’s business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

“Investment Property” shall have the meaning given that term in the UCC.

“Judgments” shall mean all judgments, decrees, verdicts, decisions or orders issued in resolution of or otherwise in connection with a Claim, whether or not final or subject to appeal, and including all rights of enforcement relating thereto and any and all Proceeds thereof.

“Letter-of-Credit Right” shall have the meaning given that term in the UCC and shall also mean any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded, or is at the time entitled to demand, payment or performance.

“Letters of Credit” shall have the meaning given that term in the UCC.

“License” shall mean any Patent License, Trademark License, Copyright License, software license or other license or sublicense to which any Grantor is a party, including those listed on Schedule IV.

“Obligations” shall have the meaning given to that term in the preliminary statement of this Agreement.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor:  (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule V, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Payment Intangible” shall have the meaning given that term in the UCC and shall also mean any General Intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Perfection Certificate” shall mean a certificate reasonably approved by the Administrative Agent, completed and supplemented with the schedules and attachments

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contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Company.

“Personal Property” shall mean all property, assets and rights of each Grantor, wherever located, whether now owned or hereafter existing or acquired or arising, and all proceeds and products thereof, other than property for which the exclusive means of creation and perfection of a lien thereon is pursuant to a mortgage recorded in compliance with the real property laws of the applicable jurisdiction.

“Proceeds” shall mean “proceeds” as defined in the UCC, and any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent pursuant to the provisions of the Credit Agreement, this Agreement or otherwise in respect of any Collateral, (b) in the case of Collateral constituting Intellectual Property, any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of. or any unfair competition with, any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Receivables” shall mean all Accounts, all Payment Intangibles, all Instruments, all Chattel Paper and all Letter-of-Credit Rights.

“Secured Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the  Collateral Agent, (d) the Issuing Bank, (e) each counterparty to a Hedging Agreement entered into with any Borrower if such counterparty was a Lender or an Affiliate of a Lender at the time the Hedging Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document, (g) any Lender  or Affiliate of a Lender in respect of obligations owed to such Lender or Affiliate of a Lender Bank arising from any Bank Products or Cash Management Services provided by such Lender or Affiliate of a Lender to any Loan Party and (h) the successors and assigns of each of the foregoing.

“Securities Act” shall have the meaning given that term in Section 6.01(c) of this Agreement.

“Securities Account” shall have the meaning given that term in the UCC.

“Securities Intermediary” shall have the meaning given that term in the UCC.

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“Security” shall have the meaning given that term in the UCC.

“Security Interest” shall have the meaning given that term in Section 2.01.

“Settlements” shall mean all right, title and interest of a Grantor in, to and under any settlement agreement or other agreement executed in settlement or compromise of any Claim, including all rights to enforce such agreements and all payments thereunder or arising in connection therewith.

“Software” shall have the meaning given that term in the UCC.

“Supporting Obligation” shall have the meaning given that term in the UCC and shall also refer to a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” shall mean all of the following now owned or hereafter arising, used, acquired or owned by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, certification marks, collective marks, brand names, trademark rights arising out of domain names, and other identifiers of source or goodwill, along with all prints and labels on which any of the foregoing have appeared or appear, package and other designs,  designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof; and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States, or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule VI, (b) all goodwill associated therewith or symbolized thereby and (c) all claims for, and rights to sue for, past, present or future infringements, dilution, or unfair competition with any of the foregoing, (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements, dilution or unfair competition with any of the foregoing and payments and damages under all Trademark Licenses in connection therewith and (e) all other assets, rights and interests that uniquely reflect or embody such goodwill.

SECTION 1.03       Rules of Interpretation. The rules of interpretation specified in Sections 1.03 and 1.04 of the Credit Agreement shall be applicable to this Agreement.

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ARTICLE II

Security Interest

SECTION 2.01       Security Interest.  In addition to the security interest set forth in the Interim Order (and, when applicable, the Final Order) as security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under the Collateral (the “Security Interest”). Without limiting the foregoing, each Grantor hereby designates the Collateral Agent as such Grantor’s true and lawful attorney, exercisable by the Collateral Agent whether or not an Event of Default exists, with full power of substitution, at the Collateral Agent’s option, to file one or more Financing Statements, continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) or other documents as it determines reasonably necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (each Grantor hereby appointing the Collateral Agent as such Person’s attorney to sign such Person’s name to any such instrument or document, whether or not an Event of Default exists), and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.  Any such Financing Statement may indicate the Collateral as “all assets of the Grantor”, “all personal property of the debtor” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC.

SECTION 2.02       No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify any obligation or liability of any Grantor with respect to or arising out of the Collateral.

ARTICLE III

Representations and Warranties

The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

SECTION 3.01       Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and upon entry of the Initial Order (and, when applicable, the Final Order) has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained except where the failure to obtain such consent or approval, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.02       Filings.

(a)           Each Perfection Certificate has been or will be, when delivered to the Collateral Agent, duly prepared, completed and executed and the information set forth therein is correct and

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complete in all material respects. Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each appropriate governmental, municipal or other office reasonably acceptable to the Collateral Agent, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration under the Uniform Commercial Code, and no further or subsequent filing, refiling, recording, rerecording, registration or re-registration is necessary in any such jurisdiction under the Uniform Commercial Code(1), except as required under applicable law with respect to the filing of continuation statements or to identify changes to the Collateral or otherwise as required by applicable law.

(b)           Fully executed security agreements in the forms attached in Annex 1 hereof and containing a description of all Collateral consisting of Intellectual Property registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be reasonably required pursuant to the laws of any other reasonably necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States Patent and Trademark Office or United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c)           Fully executed Blocked Account Agreements will be delivered to the Collateral Agent relating to each Blocked Account (including the Primary Concentration Account) and each Disbursement Account on or prior to the Cash Implementation Dominion Date and all other actions shall have been taken by such date as may be reasonably required pursuant to the laws of any other reasonably necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) in respect of all Blocked Accounts.

SECTION 3.03       Validity of Security Interest.  Upon and subject to the entry of the Interim Order, the Security Interest constitutes a legal, valid and perfected security interest in all

(1)  This needs to be tied down to UCC which is the law this provision is or should refer to, as reference to all applicable law is inaccurate- the order is how liens were acquired in the usa for this deal.

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Collateral to the extent and as set forth in the Interim Order (and, when applicable, the Final Order).

SECTION 3.04       Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantors have not (a) filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect or (b) entered into any agreement in which any Grantor grants Control over any Collateral,  except, in each case, with respect to Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

SECTION 3.05       [Reserved].

SECTION 3.06       Claims.  As of the date hereof, none of the Collateral consists of a Claim with respect to which any Grantor is a party to any judicial action or arbitration proceeding  except as set forth on Schedule 3.06 hereto.

SECTION 3.07       Instruments and Chattel Paper.  As of the date hereof, no amounts payable under or in connection with any of the Collateral are evidenced by any Instrument or Chattel Paper with an individual face value in excess of $500,000 (or, with respect to all such Instruments or Chattel Paper, an aggregate face value in excess of $1,000,000), other than such Instruments and Chattel Paper listed in Schedule 3.07 hereto.

SECTION 3.08       Securities Accounts and Commodity Accounts.  As of the date hereof, no Grantor has any Securities Accounts or Commodity Accounts other than those listed in Schedule 3.08 hereto.

SECTION 3.09       Electronic Chattel Paper and Transferable Records.  As of the date hereof, no amount under or in connection with any of the Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act, as in effect in any relevant jurisdiction) with an individual face value in excess of $500,000 (or, with respect to all such Electronic Chattel Paper or transferable records, an aggregate face value in excess of $1,000,000), other than such Electronic Chattel Paper and transferable records listed in Schedule 3.09 hereto.

ARTICLE IV

Covenants

SECTION 4.01       Change of Name; Location of Collateral; Records; Place of Business.

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(a)           Each Grantor agrees to furnish to the Collateral Agent at least fifteen (15) days (or such shorter period of time as may be agreed to by the Collateral Agent) prior written notice of any change (i) in its corporate, limited liability company or partnership name, (ii) in the location of its chief executive office or its principal place of business (including the establishment of any such new office or facility), (iii) in its organizational structure or (iv) in its Federal Taxpayer Identification Number or state organizational number. Each Grantor agrees not to effect or permit any change referred to above in this Section 4.01 unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject only to Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement having priority by operation of law). Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

(b)           Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may request pursuant to the Credit Agreement, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

SECTION 4.02       Periodic Certification.  [Reserved].

SECTION 4.03       Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement and the priority thereof (subject only to Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement having priority by operation of law).

SECTION 4.04       Further Assurances.  Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, Financing Statements, agreements and instruments and take all such further actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby or the validity or priority of such Security Interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest, the delivery of bring-down lien searches and the filing of any Financing Statements or other documents in connection herewith or therewith.  Without limiting the foregoing, each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, Financing Statements, agreements and instruments and take all such further actions as the Collateral Agent may from time to time reasonably request pursuant to the Credit Agreement and permitted by the Orders to perfect the Collateral Agent’s Security Interest in all Collateral and the Proceeds therefrom (including causing the Collateral Agent to have Control of

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any such Collateral to the extent required under the Credit Agreement and to the extent perfection in such Collateral can be accomplished by Control). If any amount payable by parties other than the Loan Parties under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby shall, and authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III, IV, V, or VI, or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks or to correct any inaccuracy of any information contained in such Schedules.  Each Grantor agrees that it will use commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct in all material respects(2) with respect to such Collateral within thirty (30) days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

SECTION 4.05       Inspection and Verification.  The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.09 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, but only upon the occurrence and during the continuance of a Default, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be “Information” subject to the provisions of Section 9.12 of the Credit Agreement).

SECTION 4.06       Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due post-petition taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement (or after the occurrence and during the continuation of an Event of Default, whether or not permitted pursuant to the Orders or Section 6.02 of the Credit Agreement), and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense reasonably incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances

(2)  Conforms to the rep giving in the first instance.

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and maintenance as set forth herein or in the other Loan Documents.

SECTION 4.07       Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent has requested the filing of such assignment(s), such assignment(s) need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

SECTION 4.08       Continuing Obligations of the Grantors.  Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance; provided that such indemnity shall not, as to the Collateral Agent or any of the Secured Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such party.

SECTION 4.09       Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an abandonment, assignment, pledge, transfer or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Sections 6.02 and 6.05.

SECTION 4.10       Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any of the Receivables, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

SECTION 4.11       Insurance.  The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to its property in accordance with Section 5.07 of the Credit Agreement.  Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, (i) during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, and for making all determinations and decisions with respect thereto and (ii) of endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any

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Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems commercially reasonable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys’ fees, court costs, expenses and other reasonable charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.12       Legend. To the extent that the Collateral Agent may reasonably request, in order to perfect the Security Interest or to enable the Collateral Agent to exercise its rights and remedies hereunder, each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Accounts Receivable and its Books and Records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

SECTION 4.13       Covenants Regarding Patent, Trademark and Copyright Collateral.  (a) Each Grantor agrees that it will not, and will use commercially reasonable efforts not to permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b)           Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use other than such claims contested in good faith by such Grantor in appropriate proceedings in the proper forums, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable Law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c)           Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

(d)           Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office or any court) regarding such Grantor’s ownership of any material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(e)           In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or

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Copyright with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes to the extent that such Grantor fails to promptly do so, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f)            Each Grantor will take all necessary steps that are consistent with customary practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g)           In the event that any Grantor has reason to believe that any Collateral consisting of Intellectual Property material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, unless such Grantor shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

(h)           Upon and during the continuance of an Event of Default, upon the Collateral Agent’s written request and subject to the Orders, each Grantor shall use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee and such Grantor shall provide immediate written notice to the Collateral Agent upon failure to obtain any such consent or approval.

(i)            Each Grantor will use commercially reasonable efforts so as not to permit the inclusion of any provisions that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests therein in any license, contract or agreement governing or relating to any Trademarks, Patents or Copyrights or Equity Interests in joint ventures obtained after the date hereof.

SECTION 4.14       Warehouse Receipts.  Each Grantor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as

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such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant Law).

SECTION 4.15       Claims.  If any Grantor shall at any time hold or acquire a Claim with respect to which any Grantor is a party to any judicial action or arbitration proceeding having a value in excess of $1,000,000, such Grantor shall promptly (but, in any event, within thirty (30) Business Days) notify the Collateral Agent in writing of the details thereof, and the Grantors shall take such actions as the Collateral Agent shall reasonably request in order to grant to the Collateral Agent, for the ratable benefit of the Credit Parties, a perfected security interest therein and in the Proceeds thereof.

SECTION 4.16       Other Actions.  In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s Security Interest in the Collateral, each Grantor covenants and agrees, in each case at such Grantor’s own expense, to take, to the extent permitted by and in accordance with the Interim Order (and when applicable, the Final Order) the following actions with respect to the following Collateral:

(a)           Except as permitted by the Credit Agreement or the Interim Order (and when applicable, the Final Order, no Grantor shall hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary (excluding for purposes of this Section 4.16 money market accounts created by a Grantor in the ordinary course of business for the purpose of funding temporary investments of cash used in the day-to-day operations of such Grantor’s business) unless (i) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Collateral Agent, and (ii) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Grantor shall have duly executed and delivered a control agreement with respect to such Securities Account or Commodity Account, as the case may be.  Each Grantor shall accept any cash and Security Entitlements in trust for the benefit of the Collateral Agent and (i) within two (2) Business Days of actual receipt thereof, deposit any and all cash received by it in accordance with Section 5.14 of the Credit Agreement and (ii) within two (2) Business Days of actual receipt thereof, deposit any and all Securities Entitlements (excluding Investment Property in money market accounts created by a Grantor in the ordinary course of business for the purpose of funding temporary investments of cash used in the day-to-day operations of such Grantor’s business) received by it into a Securities Account subject to the Collateral Agent’s Control.  The provisions of this Section 4.16(a) shall not apply to any financial assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.  Except with respect to the Carve Out Account and otherwise consistent with the Interim Order (and when applicable, the Final Order), no Grantor shall grant Control over any Investment Property that constitutes Collateral to any person other than the Collateral Agent.

(b)           As between the Collateral Agent and the Grantors, the Grantors shall bear the investment risk with respect to the Investment Property and Securities, and the risk of loss of, damage to, or the destruction of, the Investment Property and Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the Control of, the Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Grantor or any other Person.

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(c)           If any amount payable under or in connection with any of the Collateral shall become evidenced by any Electronic Chattel Paper or any transferable record with an individual face value in excess of $500,000 (or, with respect to all such Electronic Chattel Paper or transferable records, an aggregate face value in excess of $1,000,000), other than such Electronic Chattel Paper and transferable records listed in Schedule 3.09 hereto, the Grantor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent Control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record.

(d)           If any Grantor is at any time a beneficiary under a Letter of Credit now or hereafter issued having a face value in an amount in excess of $500,000 (or with respect to all such Letters of Credit, having an aggregate face value in an amount in excess of $1,000,000) such Grantor shall promptly notify the Collateral Agent thereof and such Grantor shall, at the request of the Collateral Agent, use  commercially reasonable efforts to enter into an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arranging for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit and to cause the proceeds of any drawing under such Letter of Credit to be paid directly to the Collateral Agent, or (ii) arranging for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be paid directly to the Collateral Agent and applied as provided in the Credit Agreement.

SECTION 4.17       Joinder of Additional Grantors. Upon the formation or acquisition of any new direct or indirect domestic Subsidiary by any Grantor, then the Grantors shall, at the Grantors’ expense, cause such Subsidiary to execute and deliver to the Collateral Agent a Joinder Agreement substantially in the form of Exhibit A hereto and to comply with the requirements of Section 5.12 of the Credit Agreement, within the time periods specified therein, and, upon such execution and delivery, such Subsidiary shall constitute a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of such Joinder Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

ARTICLE V

SECTION 5.01       Accounts and Collections.

(a)           Each Grantor shall at all times comply with the provisions of Section 5.14 of the Credit Agreement.

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(b)           All taxes payable on the income of the Cash and Cash Equivalents upon any disposition thereof shall be paid by Grantors and the Collateral Agent shall have no obligations with respect thereto.

(c)           In the event that a Grantor directly receives any remittances on Receivables, notwithstanding the arrangements for payment pursuant to Section 5.14 of the Credit Agreement, such remittances shall be held for the benefit of the Collateral Agent and the Secured Parties and shall be segregated from other funds of such Grantor, subject to the Security Interest granted hereby, and such Grantor shall cause such remittances and payments to be deposited into a Blocked Account (or, from and after the Cash Dominion Implementation Date, the Agent’s Account) as soon as practicable after such Grantor’s receipt thereof.

(d)           All payments by any Grantor into any Blocked Account or the Agent’s Account pursuant to Section 5.14 of the Credit Agreement, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, shall be deposited in the relevant Blocked Account or Agent’s Account in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), and until they are so deposited such payments shall be held in trust by such Grantor for the benefit of the Collateral Agent subject to the Security Interest granted hereby.

(e)           Without the prior written consent of the Collateral Agent, no Grantor shall modify or amend the instructions pursuant to any DDA Notification, Insurance Provider Notification,  Credit Card Notification, Blocked Account Agreement or the Coinstar Notification. Each Grantor agrees that with respect to Account Debtors and every other Person required to receive a notification identified in the preceding sentence, it shall have instructed each such Account Debtor or other Person to make all such payments to a Blocked Account established by it (or, from and after the Cash Dominion Implementation Date, the Agent’s Account).  Each Grantor shall use commercially reasonable efforts to cause each Account Debtor and every other Person identified in the preceding sentence to make all payments with respect to the Receivables or other Collateral directly to such Blocked Account (or, from and after the Cash Dominion Implementation Date, the Agent’s Account).

(f)            Without the prior written consent of the Collateral Agent, no Grantor shall change the general instructions given to Account Debtors in respect of payment on Receivables to be deposited in a Blocked Account or the Agent’s Account. Each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Receivables, for the benefit and on behalf of the Collateral Agent and the other Secured Parties; provided, however, that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Event of Default upon notice to the Grantors.

SECTION 5.02       Power of Attorney.  Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor’s name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, (a) at any time, whether or not a Default or Event of Default has occurred, to

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take actions required to be taken by the Grantors under Section 2.01 of this Agreement, (b) upon the occurrence and during the continuance of an Event of Default or as otherwise permitted under the Credit Agreement, (i) to take actions required to be taken by the Grantors under Section 5.01 of this Agreement, (ii)to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (iii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iv) to sign the name of any Grantor on any invoices, schedules of Collateral, freight or express receipts, or bills of lading storage receipts, warehouse receipts or other documents of title relating to any of the Collateral; (v) to sign the name of any Grantor on any notice to the Grantor’s Account Debtors (including licensees under any license agreements); (vi) to sign change of address forms to change the address to which any Grantor’s mail is to be sent to such address as the Collateral Agent shall designate; (vii) to receive and open any Grantor’s mail, remove any Proceeds of Collateral therefrom and turn over the balance of such mail either to such Grantor or to any trustee in bankruptcy or receiver of such Grantor, or other legal representative of such Grantor whom the Collateral Agent determines to be the appropriate person to whom to so turn over such mail; (viii) to send verifications of Receivables to any Account Debtor; (x) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (ix) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (x) to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Grantor; (xi) to use, license or transfer any or all General Intangibles of any Grantor; and (xii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes and (c) to notify or to require any Grantor to notify Account Debtors to make payment directly to the Collateral Agent; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party other than arising out of the gross negligence or willful misconduct of the Collateral Agent or any such Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

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ARTICLE VI

Remedies

SECTION 6.01       Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) or other applicable Law.  Subject to the Orders, the rights and remedies of the Collateral Agent shall include, without limitation, the right to take any or all of the following actions (with a copy to counsel for the Creditors’ Committee and to the U.S. Trustee) at the same or different times (provided that the Administrative Agent shall provide the Company (with a copy to counsel for the Creditors’ Committee and to the U.S. Trustee) within seven (7) days’ written notice prior to taking the action contemplated herein:

(a)           With respect to any Collateral consisting of Accounts, General Intangibles (including Payment Intangibles), Letter-of-Credit Rights, Instruments, Chattel Paper, Documents, and Investment Property, the Collateral Agent may collect the Collateral with or without the taking of possession of any of the Collateral.

(b)           With respect to any Collateral consisting of Accounts, the Collateral Agent may: (i) demand, collect and receive any amounts relating thereto, as the Collateral Agent may determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Receivables and enforcing any other rights in respect thereof; (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Collateral Agent may reasonably deem appropriate; (iv) without limiting the Collateral Agent’s rights set forth in Section 5.03 hereof, receive, open and dispose of mail addressed to any Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Receivables or securing or relating to such Receivables, on behalf of and in the name of such Grantor; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Receivables or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes.

(c)           With respect to any Collateral consisting of Investment Property, the Collateral Agent may: (i) exercise all rights of any Grantor with respect thereto, including without limitation, the right to exercise all voting and corporate rights at any meeting of the shareholders of the issuer of any Investment Property and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Investment Property as if the Collateral Agent was the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, all without liability; (ii) transfer such Collateral at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to the Obligations; and (iii) demand, sue for, collect or make any compromise or settlement it deems desirable.  The Grantors recognize that (a) the Collateral Agent may be unable to effect a public sale of all or a

22

part of the Investment Property by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Investment Property were sold at public sales, (c) that neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Investment Property for the period of time necessary to permit the Investment Property to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.  Notwithstanding anything herein to the contrary, no Grantor shall be required to register, or cause the registration of, any Investment Property under the Securities Act or any Blue Sky Laws.

(d)           With respect to any Collateral consisting of Inventory, Goods, and Equipment, the Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor.  The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor).  Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein.  Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

(e)           With or without legal process (except as required by the Bankruptcy Code or any Order entered in connection with the Cases) and with or without prior notice or demand for performance, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by each Grantor, and may exclude the Grantors from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent.  The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Collateral Agent’s taking possession thereof, and may render any Collateral unusable to the Grantors.  In no event shall the Collateral Agent be liable to any Grantor for use or occupancy by the Collateral Agent of any premises pursuant to this Section 6.01, nor for any charge (such as wages for the Grantors’ employees and utilities) incurred in connection with the Collateral Agent’s exercise of the Collateral Agent’s rights and remedies hereunder, other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of the Collateral Agent as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(f)            The Collateral Agent may require any Grantor to assemble the Collateral and make it available to the Collateral Agent at the Grantor’s sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and such Grantor.

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(g)           Each Grantor agrees that the Collateral Agent shall have the right, subject to applicable Law (including the Bankruptcy Code or any Order of the Bankruptcy Court entered in connection with the Cases), to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

(h)           Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Grantors such advance notice as may be practicable under the circumstances), the Collateral Agent shall give the Grantors ten (10) days’ prior written notice, by authenticated record, of the time and place of any proposed public sale. Any such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated, (iii) contain the information specified in Section 9-613 of the UCC, (iv) be authenticated and (v) be sent to the parties required to be notified pursuant to Section 9-611(c) of the UCC; provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.  Each Grantor agrees that such written notice shall satisfy all requirements for notice to that Grantor which are imposed under the UCC or other applicable Law with respect to the exercise of the Collateral Agent’s rights and remedies hereunder upon default.  The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

(i)            Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale.  At any sale or other disposition, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Obligations shall not be deemed to have been reduced as a result thereof unless and until payment in full is received thereon by the Collateral Agent.  In the event that the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and, apply the proceeds from such resale in accordance with the terms of Section 6.02 of this Agreement.

(j)            At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Section 6.01, the Collateral Agent or any other Secured Party may bid for or purchase, free (to the extent permitted by applicable Law and the Orders) from any right of redemption, stay, valuation or appraisal on the part of any Grantor, the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such other Secured Party from any Grantor on account of the Obligations as a credit against the purchase price, and the Collateral Agent or such other Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.

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(k)           For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof.  The Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.

(l)            As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

(m)          To the extent permitted by applicable Law (including the Bankruptcy Code or any Order of the Bankruptcy Court entered in connection with the Cases), each Grantor hereby waives all rights of demand, redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(n)           With respect to all Leases, the Collateral Agent may, at any time subsequent to the acceleration of the Loans pursuant to Section 7.02(b) of the Credit Agreement, demand that any Grantor immediately assume and assign any Lease to the Collateral Agent or its designee.  If such demand is made by the Collateral Agent, the Grantors shall (i) not seek to reject such Lease, (ii) immediately withdraw any previously filed rejection motion with respect to such Lease and (iii) file, within one (1) Business Day (or such longer period as may be agreed to by the Collateral Agent in its Permitted Discretion), a motion seeking expedited relief and a court hearing within seven (7) days of such demand for the purpose of assuming such Lease and assigning it to the Collateral Agent or its designee.

SECTION 6.02       Application of Proceeds. After the occurrence and during the continuance of an Event of Default, the Collateral Agent shall, apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, in accordance with the provisions of Section 7.03 of the Credit Agreement. Subject to the Interim Order (and when applicable the Final Order), the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 6.03       Grant of License to Use Intellectual Property and Other Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article, effective upon the occurrence of an Event of Default and during the continuance thereof, each Grantor hereby grants to the Collateral Agent (and its agents and contractors) (a) an irrevocable, non-exclusive license (exercisable without payment of royalty or other

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compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) the right to utilize (exercisable without any compensation to the Grantors) all other property and assets of the Grantors (including, without limitation, furniture, fixtures and equipment) to the extent necessary or appropriate to sell, lease or otherwise dispose of any of the Collateral and to the extent such right can be granted by the Grantors without the consent of any third party. The foregoing rights may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

ARTICLE VII

Miscellaneous

SECTION 7.01       Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any subsidiary listed in Schedule I or II shall be given to it at its address or telecopy number set forth on Schedule I or II, with a copy to Company.

SECTION 7.02       Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest and, subject to the Interim Order (and, when entered, the Final Order) by the Bankruptcy Court, all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, (d) the existence of any claim, set-off or other right which any Grantor may have at any time against any other Grantor, the Collateral Agent , any other Secured Party, or any other Person, whether in connection herewith or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim or (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 7.03       Survival of Agreement.  All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any

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investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

SECTION 7.04       Binding Effect; Several Agreement.  This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 7.05       Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06       Collateral Agent’s Fees and Expenses; Indemnification.  (a)  Without limitation of its indemnification obligations under the other Loan Documents and without duplication of its indemnification obligations under the Credit Agreement or other Loan Documents, each Grantor jointly and severally agrees to pay to the Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees, disbursements and other charges of not more than one counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent for any monitoring or audits conducted by it or on its behalf with respect to the Receivables or Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

(b)           Without limitation of its indemnification obligations under the other Loan Documents and without duplication of its indemnification obligations under the Credit Agreement or other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented fees, disbursements and other charges of not more than one primary counsel, asserted against or reasonably incurred by any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are

27

determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or  arise from a dispute solely among Indemnitees, other than (x) any losses, claims, damages, liabilities or costs incurred by or asserted against any Agent, the Lead Arranger or the Issuing Bank acting in such capacity or fulfilling such role or any similar role under this Agreement or any Loan Document, and (y) any losses, claims, damages, liabilities or costs arising out of any act or omission on the part of the Company or its Subsidiaries(3).

(c)           Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

SECTION 7.07       Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

SECTION 7.08       Waivers; Amendment.  (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 7.09       Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT

(3)  Change are to conform to Section 9.03 of the Credit Agreement.

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IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.10       Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.11       Marshalling.  Neither the Collateral Agent nor the Secured Parties shall be required to marshal any present or future collateral security (including but not limited to the Collateral for, or other assurances of payment of, the Secured Obligations or any of them) or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.

SECTION 7.12       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.13       Headings.  Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14       Jurisdiction; Consent to Service of Process.  (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from jurisdiction), to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees

29

that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any of the Grantors or their respective properties in the courts of any jurisdiction.

(b)           Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.15       Termination.  This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full (other than contingent indemnification obligations with respect to then unasserted claims which, pursuant to the terms of this Agreement, the other Loan Documents or the Hedging Agreements described in clause (d) of the definition of Obligations hereunder, survive the termination of this Agreement, the other Loan Documents or the Hedging Agreements described in clause (d) of the definition of Obligations hereunder), the Lenders have no further commitment to lend, the L/C Exposure and any Obligations in respect of Bank Products or Cash Management Services have been reduced to zero or collateralized to the satisfaction of the Administrative Agent and/or the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement) or otherwise as set forth in any order of the Bankruptcy Court, at which time the Collateral Agent shall deliver to the Grantors written authority to terminate, at the Grantors’ expense, all Uniform Commercial Code financing statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent. A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released in the event that all the capital stock of such Grantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of any Borrower (i) in accordance with the terms of Section 6.05 of the Credit Agreement or (ii) if the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise or  (iii) otherwise as directed or required by any order of the Bankruptcy Court. Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Grantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

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SECTION 7.16       Inconsistency.  In the event of any inconsistency or conflict between the provisions of this Agreement and the Interim Order (and, when applicable, the Final Order), the provisions of Interim Order (and, when applicable, the Final Order) shall govern.

[signature page follows]

31

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE GREAT ATLANTIC & PACIFIC TEA
COMPANY, INC.

By:
Name:
Title:

Signature Page to Security Agreement

EACH OF THE OTHER LOAN PARTIES
LISTED ON SCHEDULE I AND SCHEDULE II HERETO

By:
Name:
Title:

Signature Page to Security Agreement

JPMORGAN CHASE BANK, N.A., as
Collateral Agent

By:
Name:
Title:

Signature Page to Security Agreement

SCHEDULE I(4)

Grantor	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
The Great Atlantic & Pacific Tea Company, Inc.	Corp.	Y	D00232520	13-1890974	Maryland
AAL Realty Corp.	Corp.	Y	NY DOES NOT ISSUE ONE	22-1913152	New York
APW Supermarkets, Inc.	Corp.	Y	NY DOES NOT ISSUE ONE	22-3119509	New York
Bergen Street Pathmark, Inc.	Corp.	Y	0100398148	22-1868652	New Jersey
Bridge Stuart Inc.	Corp.	Y	NY DOES NOT ISSUE ONE	22-2961604	New York
Compass Foods, Inc.	Corp.	Y	0718209	13-2640653	Delaware
East Brunswick Stuart LLC	LLC	Y	2942797	22-3649149	Delaware
Food Basics, Inc.	Corp.	Y	3408929	22-3821210	Delaware
Hopelawn Property I, Inc.	Corp.	Y	2895268	22-3596590	Delaware
Lancaster Pike Stuart, LLC	LLC	Y	2995122	22-3649155	Delaware
Lo-Lo Discount Stores, Inc.	Corp.	Y	22243900	13-2378662	Texas
MacDade Boulevard Stuart LLC	LLC	Y	2942856	22-3649158	Delaware
McLean Avenue Plaza Corp.	Corp.	Y	NY DOES NOT ISSUE ONE	11-2555227	New York
Pathmark Stores, Inc.	Corp.	Y	2128334	22-2879612	Delaware
Plainbridge LLC	LLC	Y	2332251	22-3225965	Delaware
Shopwell, Inc.	Corp.	Y	0452728	13-1703304	Delaware
Super Fresh Food Markets, Inc.	Corp.	Y	2071021	22-2402491	Delaware
Super Fresh/Sav-A-Center, Inc.	Corp.	Y	2060287	22-2630228	Delaware
Super Market Service Corp.	Corp.	Y	348388	24-0835014	Pennsylvania
Super Plus Food Warehouse, Inc.	Corp.	Y	0945012	22-2419532	Delaware
Tradewell Foods of Conn., Inc.	Corp.	Y	0088391	06-0565748	Connecticut
Upper Darby Stuart, LLC	LLC	Y	2995120	22-3649153	Delaware
Waldbaum, Inc.	Corp.	Y	NY DOES NOT ISSUE ONE	11-1448599	New York

(4)  Company to update to include both Grantors and Borrowers.

Grantor	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
ANP Properties I Corp.	Corp.	Y	0836799	22-2151866	Delaware
Big Star Inc.	Corp.	Y	J508194	22-2630238	Georgia
Family Center, Inc.	Corp.	Y	0825523	22-2121119	Delaware
Futurestore Food Markets, Inc.	Corp.	Y	2050737	22-2576786	Delaware
Kwik Save, Inc.	Corp.	Y	194133	23-1658636	Pennsylvania
Limited Foods, Inc.	Corp.	Y	2496015	22-3365137	Delaware
Richmond Twice, Incorporated	Corp	Y	2045927	22-2561246	Delaware
Super Fresh Food Markets of Maryland, Inc.	Corp.	Y	D01521707	22-2433850	Maryland
Super Fresh Food Markets of Virginia, Inc.	Corp.	Y	2071021	22-2709413	Delaware

Supermarket Distribution Services, Inc.	Corp.	Y	0902708	22-2323850	Delaware
2008 Broadway, Inc.	Corp.	Y	NY DOES NOT ISSUE ONE	22-2340986	New York

Borman’s, Inc.	Corp.	Y	0707723	38-1339761	Delaware
Bev, Ltd.	Corp	Y	2019025	38-2499046	Delaware
Farmer Jack Pharmacies, Inc.	Corp.	Y	062594	38-0325420	Michigan
Farmer Jack’s of Ohio, Inc.	Corp.	Y	485607	38-1195542	Ohio
SEG Stores, Inc.	Corp.	Y	2119000	87-0444940	Delaware

Kohl’s Food Stores, Inc.	Corp.	Y	1K11381	22-2472508	Wisconsin
The South Dakota Great Atlantic & Pacific Tea Company, Inc.	Corp.	Y	DB023380	22-2524647	South Dakota

Montvale Holdings, Inc.	Corp.	Y	0100694867	22-3486664	New Jersey

1046 Yonkers Ave. Corp.	Corp.	Y	NY DOES NOT ISSUE ONE	13-2991499	New York
111 North Avenue Realty Corp.	Corp	Y	NY DOES NOT ISSUE ONE	13-2940404	New York

Grantor	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Clay-Park Realty Co., Inc.	Corp.	Y	NY DOES NOT ISSUE ONE	22-3590902	New York

SCHEDULE II

[N/A]

SCHEDULE III(5)

Copyrights

None.

(5)  Company to provide.

SCHEDULE IV(6)

Licenses

None.

(6)  Company to provide.

SCHEDULE V(7)

Patents

None.

(7)  Company to provide.

SCHEDULE VI(8)

Trademarks

MARK	REGISTERED OWNER/APPLICANT	Appl. No. (Reg. No.)	Registration Date
A & P (Design and color)	The Great Atlantic & Pacific Tea Company	73/454,363 (1,304,288)	11/6/84
A & P (Block Letters)	The Great Atlantic & Pacific Tea Company	76/390,443 (2,713,141)	5/06/03
AMAZE AWAY	The Great Atlantic & Pacific Tea Company	78/549,806 (3,118,336)	7/18/06
AMERICA’S CHOICE (Stylized)	The Great Atlantic & Pacific Tea Company	74/234,200 (2,019,444)	11/26/96
AMERICA’S CHOICE (Stylized)	The Great Atlantic & Pacific Tea Company	74/801,783 (1,861,428)	11/1/94
AMERICA’S CHOICE (Stylized)	The Great Atlantic & Pacific Tea Company	74/801,784 (1,860,494)	10/25/94
AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company	74/332,876 (2,425,385)	1/30/01
AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company	73/514,986 (1,384,513)	2/25/86
AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company	78/218,486 (3,007,194)	10/18/05
AMERICA’S CHOICE	The Great Atlantic & Pacific Tea Company	78/395,344 (2,983,134)	8/09/05
	The Great Atlantic & Pacific Tea Company	71/528,741 (507,581)	3/15/49
ATHENA	The Great Atlantic & Pacific Tea Company	78/238,300 (2,861,651)	7/06/04
AW’SOME O’S	The Great Atlantic & Pacific Tea Company	78/731611 (3,189,114)	10/10/06
BASICS	The Great Atlantic & Pacific Tea Company	78/311,001 (2,884,450)	9/14/04
BEEF BEYOND BELIEF	The Great Atlantic & Pacific Tea Company	78/437,260 (3,172,122)	11/14/06
BRILLIANT BUBBLES	The Great Atlantic & Pacific Tea Company	78/202,468	1/27/04

(8)  Company to update.

MARK	REGISTERED OWNER/APPLICANT	Appl. No. (Reg. No.)	Registration Date
(2,808,673)
BUILD A CAKE	The Great Atlantic & Pacific Tea Company	78/813,067
CLUB SUPER FRESH	The Great Atlantic & Pacific Tea Company	78/385,991
CONCORDE	The Great Atlantic & Pacific Tea Company	78/238,266 (2,861,650)	7/06/04
EASY BRIGHT NIGHT	The Great Atlantic & Pacific Tea Company	78/324,523 (2,934,844)	3/22/05
EXPRESS YOURSELF	The Great Atlantic & Pacific Tea Company	76/406,160 (2,680,997)	1/28/03
FARMER JACK	Borman’s Inc.	73/664,142 (1,479,128)	3/01/88
(Stylized)	The Great Atlantic & Pacific Tea Company	76/386,568 (2,723,648)	6/10/03
FARMER JACK Logo (NEW)	Borman’s Inc.	78/269,618 (2,874,722)	8/17/04
FEEL LIKE A TRUE GORMET!	The Great Atlantic & Pacific Tea Company	78/266,173 (2,881,606)	9/07/04
FOOD BASICS	The Great Atlantic & Pacific Tea Company	76/386,404 (2,726,744)	6/17/03
(Design and color)	The Great Atlantic & Pacific Tea Company	76/386,781 (2,766,316)	9/23/03
FOR GOODNESS SHAKE	The Great Atlantic & Pacific Tea Company	78/235,016 (3,059,403)	2/14/06
FRESH CHALLENGE	The Great Atlantic & Pacific Tea Company	78/503,093
GIVE YOURSELF ANOTHER CHOICE	The Great Atlantic & Pacific Tea Company	78/431,546
(Stylized)	The Great Atlantic & Pacific Tea Company	73/277,359 (1,232,381)	3/29/83
I LOVE THIS STORE!	The Great Atlantic & Pacific Tea Company	76/424,332 (3,081,109)	4/18/06
JANE PARKER	The Great Atlantic & Pacific Tea Company	78/692,338
LIVE BETTER WELLNESS CLUB	The Great Atlantic & Pacific Tea Company	77/185924

MARK	REGISTERED OWNER/APPLICANT	Appl. No. (Reg. No.)	Registration Date
LIVE BETTER! WELLNESS CLUB (and Design)	The Great Atlantic & Pacific Tea Company	77/857,766
MASTER CHOICE	The Great Atlantic & Pacific Tea Company	78/218,673 (2,857,946)	6/29/04
(Stylized)	The Great Atlantic & Pacific Tea Company	75/070,346 (2,073,501)	6/24/97
(Stylized)	The Great Atlantic & Pacific Tea Company	73/696,142 (1,519,019)	1/3/89
(Miscellaneous Design)	Borman’s Inc.	73/276,030 (1,182,561)	12/15/81
MORE	The Great Atlantic & Pacific Tea Company	(78/942,221)
MORE (OF WHAT’S SPECIAL)	The Great Atlantic & Pacific Tea Company	(78/953,659)
MORE (FOR ALL SEASONS)	The Great Atlantic & Pacific Tea Company	(78/953,732)

MARK	REGISTERED OWNER/APPLICANT	Appl. No. (Reg. No.)	Registration Date

(Design & Color)	The Great Atlantic & Pacific Tea Company	72/271,146 (855,682)	8/27/68
RED ALARM	The Great Atlantic & Pacific Tea Company	78/220,193 (2,924,218)	2/01/05
SAV-A-CENTER	The Great Atlantic & Pacific Tea Company	73/583,389 (1,412,706)	10/07/86
SPLISH SPLASH	The Great Atlantic & Pacific Tea Company	78/481,891 (3,062,628)	10/28/06
SUPER FRESH	The Great Atlantic & Pacific Tea Company	73/732,662 (2,085,126)	8/05/97
SUPERMARKET OF CHOICE	The Great Atlantic & Pacific Tea Company	75/611,542 (2,527,933)	1/08/02
(Stylized)	The Great Atlantic & Pacific Tea Company	76/346,252 (2,685,875)	2/11/03
THE FOOD EMPORIUM	The Great Atlantic & Pacific Tea Company	76/360,323 (2,741,163)	7/29/03
THE VERY B EST… JUST FOR YOU!	The Great Atlantic & Pacific Tea Company	76/439,689 (2,761,287)	9/09/13
TORNADO SPLASH	The Great Atlantic & Pacific Tea Company	78/435495 (3,115,079)	7/11/06
ULTRA XTREME	The Great Atlantic & Pacific Tea Company	78/715,736 (3,132,890)	8/22/06
WALDBAUM’S	The Great Atlantic & Pacific Tea Company	77/323811
WE’RE THINKING FRESH	The Great Atlantic & Pacific Tea Company	78/533,406 (3,111,361)	7/4/06
PATHMARK	Pathmark Stores, Inc.	72/285,701 (854,358)	8/6/68
PATHMARK	Pathmark Stores, Inc.	72/289,058 (856,671)	9/10/68
PATHMARK	Pathmark Stores, Inc.	72/295,477 (869,880)	5/27/69
PATHMARK	Pathmark Stores, Inc.	72/295,831 (870,210)	5/27/69
PATHMARK	Pathmark Stores, Inc.	72/295,932 (870,223)	5/27/69

MARK	REGISTERED OWNER/APPLICANT	Appl. No. (Reg. No.)	Registration Date
PATHMARK	Pathmark Stores, Inc.	72/295,538 (870,501)	6/3/69
PATHMARK	Pathmark Stores, Inc.	72/295,832 (870,754)	6/10/69
PATHMARK	Pathmark Stores, Inc.	72/297,685 (870,817)	6/10/69
PATHMARK	Pathmark Stores, Inc.	73/678,907 (1,484,650)	4/12/88
PATHMARK	Pathmark Stores, Inc.	76/361,018 (2,677,310)	1/21/03
PATHMARK & Design	Pathmark Stores, Inc.	72/324,945 (919,137)	8/24/71
PATHMARK & Design	Pathmark Stores, Inc.	73/055400 (1,034,492)	2/24/76
CHEFMARK & Design	Pathmark Stores, Inc.	73/123,827 (1,086,677)	2/28/78
NO FRILLS & Design	Pathmark Stores, Inc.	73/165,881 (1,196,041)	4/11/78
BIG DEALS	Pathmark Stores, Inc.	74/176,206 (1,922,594)	9/26/95
Shopping Cart Design	Pathmark Stores, Inc.	76/241,607 (2,609,325)	8/20/02
BEYOND THE SHELF	Pathmark Stores, Inc.	78/201,136 (2,800,401)	12/30/03
A TASTE OF ELEGANCE	Pathmark Stores, Inc.	78/759,275 (3,158,364)	10/17/06
PATHMARK HELPING HANDS IN THE COMMUNITY & Design	Pathmark Stores, Inc.	78/978,145 (3,240,786)	5/8/07
NATURE’S MARK	Pathmark Stores, Inc.	78/759,420
SMART PRICE & Design	Pathmark Stores, Inc.	78/860,925
GO FRESH GO LOCAL	Pathmark Stores, Inc.	77/017,967
MI FAMILIA	Pathmark Stores, Inc.	77/023,517
HYBREED	Pathmark Stores, Inc.	77/957,971
HYBREED BASIC	Pathmark Stores, Inc.	77/058,024
HYBREED PROVANTAGE	Pathmark Stores, Inc.	77/058,034
LULLA-BEES	Pathmark Stores, Inc.	77/508,043
LULLA-BEES & Design	Pathmark Stores, Inc.	77/058,057
LULLA-BEES & Design (Bee and Swirl Design)	Pathmark Stores, Inc.	77/058,072
PATHMARK PARLOR FAVORITES	Pathmark Stores, Inc.	77/114,803
CHELSEA BAKERS	Pathmark Stores, Inc.	77/147,430

MARK	REGISTERED OWNER/APPLICANT	Appl. No. (Reg. No.)	Registration Date
CAKES PIES BREAD FRESH DAILY & Design
PATHMARK HELPING HANDS IN THE COMMUNITY & Design	Pathmark Stores, Inc.	78/514,359
PATHMARK CHEF CREATIONS	Pathmark Stores, Inc.	77/238,408
CHELSEA BAKERS	Pathmark Stores, Inc.	77/147,332

Annex 1 to the
Security Agreement

SUPPLEMENT NO. — dated as of [      ], to the Security Agreement (the “Security Agreement”) dated as of December 14, 2010 among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement, defined herein) (the “Company”), each subsidiary of the Company listed on Schedule I hereto (each of which is a debtor and debtor-in-possession, individually a “Guarantor” and collectively, the “Guarantors”; each other subsidiary of the Company or the Guarantors which hereafter becomes party hereto in accordance with Section 4.17 (the Company, the Guarantors and such other subsidiaries are also referred to collectively herein as the “Grantors”), and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan Chase Bank”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties.

A.            Reference is made to (a) the Superpriority Debtor-in-Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company as a Borrower, the other Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, and (b) the Guaranty dated as of December 14, 2010 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantors in favor of the Collateral Agent for its own benefit and for the benefit of the other Secured Parties.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

C.            The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each domestic Subsidiary of the Company that is a Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Security Agreement as a Grantor upon becoming a Subsidiary. Section 4.17 of the Security Agreement provides that such Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1.  In accordance with Section 4.17 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral consisting of Equipment and Inventory of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor and its jurisdiction of formation.

SECTION 5.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

SECTION 7.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

SECTION 9.  The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[Name of New Grantor]

By
Name:
Title:
Address:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By
Name:
Title:

SCHEDULE I

to Supplement No.        to the
Security Agreement

LOCATION OF COLLATERAL

Description	Location

Annex 2-A

[FORM OF] GRANT OF SECURITY INTEREST
IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                                         (the “Grantor”) with principal offices at                                                         , hereby grants to JPMORGAN CHASE BANK, N.A. as Collateral Agent, with principal offices at 270 Madison Avenue, 44th Floor, New York, NY 10017 (the “Grantee”), a continuing security interest in all of the Grantor’s Trademarks (as defined in the Security Agreement) and Trademark Licenses (as defined in the Security Agreement), including those set forth on Schedule A attached hereto (the “Grant”); provided that any United States intent-to-use trademark applications are excluded to the extent and for so long as creation by a Grantor of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications.

This Grant is made to secure the payment or performance, as the case may be, in full of the Obligations (as defined in the Security Agreement) among the Grantor, the other grantors from time to time party thereto and the Grantee, dated as of December 14, 2010 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”).

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern. In the event of any inconsistency or conflict between the provisions of this Agreement and the Interim Order (and, when applicable, the Final Order), the provisions of Interim Order (and, when applicable, the Final Order) shall govern.

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of                  , 2010.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral
Agent and Grantee

By
Name:
Title:

Schedule A

MARK	SERIAL/REG. NO.	APP./REG. DATE

Annex 2-B

[FORM OF] GRANT OF SECURITY INTEREST
IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                                         (the “Grantor”) with principal offices at                                                         , hereby grants to JPMORGAN CHASE BANK, N.A., as Collateral Agent, with principal offices at 270 Madison Avenue, 44th Floor, New York, NY 10017 (the “Grantee”), a continuing security interest in all of the Grantor’s Patents (as defined in the Security Agreement referred to below) and Patent Licenses (as defined in the Security Agreement referred to below), including those set forth on Schedule A attached hereto (the “Grant”).

This Grant is made to secure the payment or performance, as the case may be, in full of the Obligations (as defined in the Security Agreement) among the Grantor, the other grantors from time to time party thereto and the Grantee, dated as of December 14, 2010 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”).

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern. In the event of any inconsistency or conflict between the provisions of this Agreement and the Interim Order (and, when applicable, the Final Order), the provisions of Interim Order (and, when applicable, the Final Order) shall govern.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of                  , 2010.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral
Agent and Grantee

By
Name:
Title:

Schedule A

PATENT	PATENT NO.	FILING/ISSUE DATE

[FORM OF] GRANT OF SECURITY INTEREST
 IN UNITED STATES COPYRIGHTS

WHEREAS, [Name of Grantor], a                                                           (the “Grantor”), having its chief executive office at                                 ,                                , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto (collectively, the “Copyrights”) and is an exclusive licensee of registered copyrights pursuant to each Copyright License (as defined in the Security Agreement referred to below) set forth in Schedule A (the “Grant”);

WHEREAS, JPMORGAN CHASE BANK, N.A., as Collateral Agent, having its principal offices at 270 Park Avenue, 44th Floor, New York, NY 10017 (the “Grantee”), desires to acquire a security interest in said Copyrights and Copyright Licenses; and

WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the Copyrights and Copyright Licenses described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of December 14, 2010, made by the Grantor, the other grantors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a continuing security interest in all of the Grantor’s Copyrights (as defined in the Security Agreement) and Copyright Licenses (as defined in the Security Agreement), including those set forth on Schedule A attached hereto.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement.  The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern. In the event of any inconsistency or conflict between the provisions of this Agreement and the Interim Order (and, when applicable, the Final Order), the provisions of Interim Order (and, when applicable, the Final Order) shall govern.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the          day of                      , 2010.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral
Agent and Grantee

By
Name:
Title:

Schedule A

COPYRIGHTS

COPYRIGHT	COPYRIGHT NO.	APP./REG. DATE

COPYRIGHT LICENSES

AGREEMENT	PARTIES	DATE	SUBJECT MATTER

Exhibit H

Form of Opinion of Kirkland & Ellis LLP

Intentionally withheld

Exhibit I

Form of Credit Card Notification

CREDIT CARD NOTIFICATION

[PREPARE ON APPLICABLE LOAN PARTY’S LETTERHEAD - ONE FOR EACH PROCESSOR LISTED ON SCHEDULE 5.14(B) OF THE CREDIT AGREEMENT]

                    , 20

To:          [Name and Address of Processor] (the “Processor”)

Re:          (the “Loan Party”)

Dear Sir/Madam:

This letter relates to the credit card processing agreement between the Loan Party and the Processor dated (the “Processing Agreement”).

The Loan Party has entered into a financing agreement with JPMorgan Chase Bank, N.A., a national banking association with offices at 270 Park Avenue, 44th Floor, New York, New York 10017, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of a syndicate of lenders and certain other secured parties (the “Credit Parties”) which are making loans or furnishing other financial accommodations to the Loan Party pursuant to the Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and certain related agreements (collectively, the “ABL Agreements”). Pursuant to the ABL Agreements, the Loan Party has granted to the Collateral Agent, for its own benefit and the benefit of the other Credit Parties, a security interest in and to, among other things, substantially all of the assets of the Loan Party, including without limitation, all amounts due or to become due from the Processor to the Loan Party pursuant to the Processing Agreement between the Processor and the Loan Party (the “Credit Card Proceeds”). Such Credit Card Proceeds include all credit card charges submitted by the Loan Party to the Processor for processing and the amounts which the Processor owes to the Loan Party on account thereof and all other amounts due or to become due to the Loan Party under the Processing Agreement.

Under the terms and provisions of the Credit Agreement, the Loan Party is obligated to deposit or cause to be deposited all Credit Card Proceeds into the deposit accounts specified in the following paragraph.

1

Until such time as the Processor receives written notification from the Collateral Agent, in its capacities as the Collateral Agent for its benefit and the benefit of the other Credit Parties that the obligations of the Loan Party to the Collateral Agent and the other Credit Parties pursuant to the ABL Agreements have been paid and performed in full and that the interests of Collateral Agent and the other Credit Parties in the Credit Card Proceeds have been terminated, all amounts due from time to time from the Processor to the Loan Party (including the Credit Card Proceeds, payment from any reserve account or the like, or other payments) shall be transferred as follows (which transfer instructions may only be changed at the written direction of the Collateral Agent to the Processor):

(a) prior to written notice by the Collateral Agent that a “Cash Dominion Implementation Date” under, and as defined in, the Credit Agreement has occurred, as indicated on the attached Schedule A hereto;

(b) upon written notice by the Collateral Agent that a “Cash Dominion Implementation Date” under, and as defined in, the Credit Agreement has occurred, daily by ACR or wire transfer to:

[Primary Concentration Account]

ABA#
Account No.
Re: The Great Atlantic & Pacific Tea Company, Inc.

or

(c) in each case, as the Processor may otherwise be instructed from time to time in writing by an officer of the Collateral Agent.

Upon the request of the Collateral Agent, a copy of each statement provided by the Processor to the Loan Party shall be provided to the Collateral Agent at the following address (which address may be changed upon seven (7) days written notice given to the Processor by the Collateral Agent):

JPMorgan Chase Bank, N.A.
One Chase Square, T-25

Rochester, New York 14643

Attention: Marie C. Duhamel

with a copy to:

JPMorgan Chase & Co.
10 South Dearborn, Floor 22

Chicago, Illinois 60603

Attention: Justin P. Anderson

This letter may be amended only by notice in writing signed by the Loan Party and the Collateral Agent and may be terminated solely by written notice signed by the Collateral Agent. The Loan Party shall not have any right to terminate this Credit Card Notification.

Very truly yours,

[Loan Party]

By:
Name:
Title:

cc:           JPMorgan Chase Bank, N.A., as Collateral Agent

Schedule A

JPMorgan Chase Bank, N.A.

ABA

Account

Exhibit J

Form of Insurance Provider Notification

INSURANCE PROVIDER NOTIFICATION

[PREPARE ON APPLICABLE LOAN PARTY’S LETTERHEAD - ONE FOR EACH INSURANCE PROVIDER LISTED ON SCHEDULE 5.14(C) OF THE CREDIT AGREEMENT]

, 20

To:	[Name and Address of Insurance Provider] (the “Insurance Provider”)

	Re:	(the “Loan Party”)
Account Number:

Dear Sir/Madam:

The Loan Party has entered into a financing agreement with JPMorgan Chase Bank, N.A., a national banking association with offices at 270 Park Avenue, 44th Floor, New York, New York 10017, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of a syndicate of lenders and certain other secured parties (the “Credit Parties”) which are making loans or furnishing other financial accommodations to the Loan Party pursuant to the Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and certain related agreements (collectively, the “ABL Agreements”).  Pursuant to the ABL Agreements, the Loan Party has granted to the Collateral Agent, for its own benefit and the benefit of the other ABL Credit Parties, a security interest in and to, among other things, substantially all of the assets of the Loan Party, including without limitation, all amounts due or to become due from the Insurance Provider to the Loan Party pursuant to the various agreements between the Insurance Provider and the Loan Party (the “Insurance Provider Proceeds”).  Such Insurance Provider Proceeds include all sales submitted by the Loan Party to the Insurance Provider for reimbursement and the amounts which the Insurance Provider owes to the Loan Party on account thereof, and all other amounts due or to become due to the Loan Party under the various agreements between the Insurance Provider and the Loan Party.

Under the terms and provisions of the Credit Agreement, the Loan Party is obligated to deposit or cause to be deposited all Insurance Provider Proceeds into the deposit accounts specified in the following paragraph.

1

Until such time as the Insurance Provider receives written notification from the Collateral Agent that the obligations of the Loan Party to the Collateral Agent and the other Credit Parties pursuant to the ABL Agreements have been paid and performed in full and that the interests of the Collateral Agent and the other Credit Parties in the Insurance Provider Proceeds have been terminated, all amounts due from time to time from the Insurance Provider to the Loan Party (including Insurance Provider Proceeds, payment from any reserve account or the like, or other payments) shall be transferred as follows (which transfer instructions may only be changed at the written direction of the Collateral Agent to the Insurance Provider):

(a)                                  prior to written notice by the Collateral Agent that a “Cash Dominion Implementation Date” under, and as defined in, the Credit Agreement has occurred, as indicated on the attached Schedule A hereto;

(b)                                 upon written notice by the Collateral Agent that a “Cash Dominion Implementation Date” under, and as defined in, the Credit Agreement has occurred, daily by ACR or wire transfer to:

[Primary Concentration Account]

ABA#
Account No.
Re: The Great Atlantic & Pacific Tea Company, Inc.

or

(c)                                  In each case, as the Insurance Provider may otherwise be instructed from time to time in writing by the Collateral Agent.

Upon the request of the Collateral Agent, a copy of each statement provided by the Insurance Provider to the Loan Party shall should be provided to the Collateral Agent at the following address (which address may be changed upon seven (7) days written notice given to the Insurance Provider by the Collateral Agent):

JPMorgan Chase Bank, N.A.
One Chase Square, T-25

Rochester, New York 14643

Attention: Marie C. Duhamel

with a copy to:

JPMorgan Chase & Co.
10 South Dearborn, Floor 22

Chicago, Illinois 60603

Attention: Justin P. Anderson

This letter may be amended only by notice in writing signed by the Loan Party and the Collateral Agent, and may be terminated solely by written notice signed by the Collateral Agent. The Loan Party shall not have any right to terminate this Insurance Provider Notification.

Very truly yours,

[Loan Party]

By:
Name:
Title:

JPMorgan Chase Bank, N.A., as the Collateral Agent

Schedule A

JPMorgan Chase Bank, N.A.

ABA

Account

Exhibit K

Form of Blocked Account Agreement

(Account — With Activation)

BLOCKED ACCOUNT CONTROL AGREEMENT

This Agreement is entered into as of ,                                    20    , (i) among                          (“Company”), (ii) JPMorgan Chase Bank, N.A., a national banking association with offices at 270 Park Avenue, New York, New York 10017, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of a syndicate of lenders and certain other secured parties (the “Credit Parties”) which are making loans or furnishing other financial accommodations to the Company pursuant to the Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 and certain related agreements (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (iii) (“Bank”), with respect to the following:

A.                                   Bank has agreed to establish and maintain for Company deposit accounts set forth on Schedule 1 (collectively, the “Account”).

B.                                     Company has assigned to the Collateral Agent a security interest in the Account and all sums now or hereafter on deposit in or payable or withdrawable from the Account (the “Account Funds”).

C.                                     Company, the Collateral Agent and Bank are entering into this Agreement to evidence the Collateral Agent’s security interest in the Account and such Account Funds and to provide for the disposition of net proceeds of Account Funds deposited in the Account.

Accordingly, Company, the Collateral Agent and Bank agree as follows:

1.                                       (a)                                  This Agreement evidences the Collateral Agent’s control over the Account. Notwithstanding anything to the contrary in the agreement between Bank and Company governing the Account, during the Activation Period (as defined below), Bank will comply with instructions originated by the Collateral Agent as set forth herein directing the disposition of funds in the Account without further consent of Company.

(b)                                 Company represents and warrants to the Collateral Agent and Bank that it has not assigned or granted a security interest in the Account or any Account Funds deposited in the Account, except to the Collateral Agent.

(c)                                  Company will not permit the Account to become subject to any other pledge, assignment, lien, charge or encumbrance of any kind, other than the Collateral Agent’s security interest referred to herein.

2.                                       During the Activation Period, Bank shall prevent Company from making any withdrawals from the Account. Prior to the Activation Period, Company may operate and transact business through the Account in its normal fashion, including making withdrawals from the Account, but covenants to the Collateral Agent it will not close the Account except in accordance with Section 10. Bank shall have no liability in the event Company breaches this covenant to the Collateral Agent. A reasonable period of time following the commencement of the Activation Period, and continuing on each Business Day thereafter during the Activation Period, Bank shall transfer all available balances in the Account to the Collateral Agent at its account specified in the Notice (as defined below). The “Activation Period” means the period which commences within a reasonable period of time not to exceed two Business Days after Bank’s receipt of a written notice from the Collateral Agent in the form of Exhibit A (the “Notice”) and until such time as any such Notice has been revoked or terminated by the Collateral Agent in writing. A “Business Day” is each day except Saturdays, Sundays and Bank holidays. Funds are not available if, in the reasonable determination of Bank, they are subject to a hold, dispute or legal process preventing their withdrawal. Company and the Collateral Agent acknowledge and agree that the Account is linked to, and funds, payroll and disbursement accounts not covered by this Agreement. Company and the Collateral Agent further acknowledge and agree that the payroll and disbursement accounts will be delinked from the Account upon the commencement, and during the continuance, of the Activation Period.

3.                                       Bank agrees it shall not offset, charge, deduct or otherwise withdraw funds from the Account, except as permitted by Section 4, until it has been advised in writing by the Collateral Agent that the obligations of Company to the Collateral Agent and the other Credit Parties have been paid in full. The Collateral Agent shall notify the Bank promptly in writing upon payment in full of Company’s obligations to the Collateral Agent and the other Credit Parties.

4.                                       Bank is permitted to charge the Account:

(a)                                  for its fees and charges relating to the Account or associated with this Agreement; and

(b)                                 in the event any Account Funds deposited into the Account are returned unpaid for any reason or for any breach of warranty claim.

5.                                       (a)                                  If the balances in the Account are not sufficient to compensate Bank for any fees or charges due Bank in connection with the Account or this Agreement, Company agrees to pay Bank on demand the amount due Bank. Company will have breached this Agreement if it has not paid Bank, within five days after such demand, the amount due Bank.

(b)                                 If the balances in the Account are not sufficient to compensate Bank for any returned Account Funds, Company agrees to pay Bank on demand the amount due Bank. If Company fails to so pay Bank immediately upon demand, the Collateral Agent agrees to pay Bank within five days after Bank’s demand to the Collateral Agent to pay any amount received by the Collateral Agent with respect to such returned Account Funds. The failure to so pay Bank shall constitute a breach of this Agreement.

(c)                                  Company hereby authorizes Bank, without prior notice, from time to time to debit any other account Company may have with Bank for the amount or amounts due Bank: under subsection 5(a) or 5(b).

6.                                       (a)                                  Bank will send information regarding deposits to the Account to the address specified below for Company or as otherwise specified in writing by Company to Bank., and will, upon request of the Collateral Agent, send a copy of each such deposit advice to the address specified below.

(b)                                 In addition to the original Bank statement provided to the Company, upon request of the Collateral Agent, Bank will send a duplicate of such statement to the address specified below.

7.                                       (a)                                  Bank will not be liable to Company or the Collateral Agent for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its performance under this Agreement other than those Damages which result directly from its acts or omissions constituting negligence or intentional misconduct.

(b)                                 In no event will Bank be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.

(c)                                  Bank will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of Bank, if (i) such failure or delay is caused by circumstances beyond Bank’s reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or negligence or default of Company or the Collateral Agent, or (ii) such failure or delay resulted from Bank’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

(d)                                 Bank shall have no duty to inquire or determine whether Company’s obligations to the Collateral Agent, the other Credit Parties, or any other party are in default or whether the Collateral Agent is entitled to provide the Notice to Bank. Bank may rely on notices and communications it believes in good faith to be genuine and given by the appropriate party.

(e)                                  Notwithstanding any of the other provisions in this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Company, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Company, Bank may act as Bank deems necessary to comply with all applicable provisions of governing statutes and shall not be in violation of this Agreement as a result.

(f)                                    Bank shall be permitted to comply with any writ, levy order or other similar judicial or regulatory order or process concerning the Account or any Account Funds and shall not be in violation of this Agreement for so doing.

8.                                       Company and the Collateral Agent shall jointly and severally indemnify Bank against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to allocated costs of staff counsel, other reasonable attorney’s fees and any fees and expenses) in any way arising out of or relating to disputes or legal actions concerning Bank’s provision of the services described in this Agreement (the foregoing, the “Indemnification Liabilities”). This section does not apply to any cost or damage attributable to the gross negligence or intentional misconduct of Bank. Company’s and the Collateral Agent’s obligations under this section shall survive termination of this Agreement, except as described in subsection 10(a) below.

9.                                       Company and the Collateral Agent shall jointly and severally pay to Bank, upon receipt of Bank’s invoice, all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Bank’s rights in a case arising under Title 11, United States Code. Company agrees to pay Bank, upon receipt of Bank’s invoice, all reasonable costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder).

10.                                 Termination and Assignment of this Agreement shall be as follows:

(a)                                  The Collateral Agent may terminate this Agreement by providing notice to the other parties to this Agreement that all of Company’s obligations which are secured by Account Funds and the Account are paid in full. The Collateral Agent may also terminate or it may assign this Agreement upon 30 days’ prior written notice to the other parties to this Agreement. Bank may terminate this Agreement upon 30 days’ prior written notice to the other parties to this Agreement. Company may not terminate this Agreement except with the written consent of the Collateral Agent and upon prior written notice to Bank.

Upon termination by the Collateral Agent pursuant to this paragraph, the Collateral Agent shall not be responsible for any Indemnification Liabilities or costs and expenses of Bank to the extent that such Indemnification Liabilities or such costs and expenses of Bank are incurred after such termination. Indemnification Liabilities arise upon activation and only the Collateral Agent has this obligation under Section 8 of this Agreement.

(b)                                 Notwithstanding subsection 10(a), Bank may terminate this Agreement at any time by written notice to the other parties to this Agreement if either Company or the Collateral Agent breaches any of the terms of this Agreement, or any other agreement with Bank.

11.                                 (a) Each party represents and warrants to the other parties that (i) this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation; (ii) the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (A) constitute or result in a breach of its certificate or articles of incorporation, by-laws or partnership agreement, as applicable, or the provisions of any material contract to which it is a party or by which it is bound or (B) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; and (iii) all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained.

(b)                                 The parties each agree that it shall be deemed to make and renew each representation and warranty in subsection 11(a) on and as of each day on which Company uses the services set forth in this Agreement.

12.                                 (a)                                  This Agreement may be amended only by a writing signed by all parties to this Agreement; except that Bank’s charges are subject to change by Bank upon 30 days’ prior written notice to Company.

(b)                                 This Agreement may be executed in counterparts; all such counterparts shall constitute but one and the same agreement.

(c)                                  This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement. This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.

(d)                                 This Agreement shall be construed in accordance with and governed by the law of the State of New York (except for the conflict of laws rules thereof, but including general obligations law sections 5-1401 and 5-1402 and (to the extent applicable) the Bankruptcy Code.

13.                                 Any written notice or other written communication to be given under this Agreement shall be addressed to the each party at its address set forth on the signature page of this Agreement or to such other address as a party may specify in writing. Except as otherwise expressly provided herein, any such notice shall be effective upon receipt.

14.                                 Nothing contained in the Agreement shall create any agency, fiduciary, joint venture or partnership relationship between Bank and Company or the Collateral Agent.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

(“Company”)

By:	Address for notices:
Name:
Title:
JPMorgan Chase Bank, N.A., as Collateral Agent

By:	Address for notices:
Name:	JPMorgan Chase Bank, N.A.
Title:	One Chase Square, T-25
Rochester, New York 14643
Attention: Marie C. Duhamel
Facsimile: (585) 797-2960
E-mail: marie.duhamel@chase.com

with a copy to:

JPMorgan Chase & Co.
10 South Dearborn, Floor 22
Chicago, Illinois 60603
Attention: Justin P. Anderson
Facsimile: (312) 732-7607
E-mail: justin.p.anderson@chase.com

, as Bank

By:	Address for notices:
Name:
Title:

SCHEDULE 1

Account Name	Account Number

EXHIBIT A TO BLOCKED ACCOUNT AGREEMENT

NOTICE

JPMORGAN CHASE BANK, N.A.

To:

Re:

Ladies and Gentlemen:

Reference is made to that certain Blocked Account Agreement dated                   , 20    (the “Agreement”) among (“Company”), JPMorgan Chase Bank, N.A., as collateral agent for its own benefit and the benefit of a syndicate of revolving lenders and certain other credit parties (the “Collateral Agent”), and you regarding the above-described account (the “Account”). In accordance with Section 2 of the Agreement, we hereby give you notice of our exercise of control of the Account and we hereby instruct you to transfer funds to our account as follows:

Bank Name:
ABA No.:
Account Name:
Account No.:

Very truly yours,

JPMorgan Chase Bank, N.A., as the Collateral Agent

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

, as Bank

By:
Name:
Title:

Exhibit L

Form of Coinstar Notification

COINSTAR, INC. NOTIFICATION

[PREPARE ON APPLICABLE LOAN PARTY’S LETTERHEAD

,20

To:                              Coinstar, Inc. (“Coinstar”)
1800 114th Avenue
Bellevue, Washington, 98004

Re:                                      (the “Loan Party”)

Dear Sir/Madam:

This letter relates to the arrangements to have coin counting machines installed and serviced by or through Coinstar as set forth in certain installation agreements between Coinstar (or certain of its affiliates) and The Great Atlantic & Pacific Tea Company, Inc. (or certain of its affiliates), including that certain Coinstar Installation Agreement dated April 29, 2002 (as the same may be amended, modified or supplemented from time to time, the “Agreement”).

The Loan Party has entered into a financing agreement with JPMorgan Chase Bank, N.A., a national banking association with offices at 270 Park Avenue, New York, New York, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of a syndicate of lenders and certain other secured parties (the “Credit Parties”) which are making loans or furnishing other financial accommodations to the Loan Party pursuant to the Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and certain related agreements (collectively, the “ABL Agreements”) Pursuant to the ABL Agreements, the Loan Party has granted to the Collateral Agent, for its own benefit and of the other Credit Parties, a security interest in and to, among other things, substantially all of the assets of the Loan Party, including without limitation, all amounts due or to become due from Coinstar to the Loan Party pursuant to the Agreement (the “Coinstar Proceeds”). Such Coinstar Proceeds include all amounts due or to become due to the Loan Party under the Agreement.

Under the terms and provisions of the Credit Agreement, the Loan Party is obligated to deposit or cause to be deposited all Coinstar Proceeds into the deposit accounts specified in the following paragraph.

Until such time as Coinstar receives written notification from the Collateral Agent that the obligations of the Loan Party to the Collateral Agent and the other Credit Parties pursuant to the ABL Agreements have been paid and performed in full and that the interests of the Collateral Agent and the other Credit Parties in the Coinstar Proceeds have been terminated, all amounts due from time to time from Coinstar to the Loan Party (including the Coinstar Proceeds, payment from any reserve account or the like, or other payments) shall be transferred as follows (which transfer instructions may only be changed at the written direction of the Collateral Agent to Coinstar):

(a)                                  prior to written notice by the Collateral Agent that a “Cash Dominion Implementation Date” under, and as defined in, the Credit Agreement has occurred, as indicated on the attached Schedule A hereto;

(b)                                 upon written notice by the Collateral Agent that a “Cash Dominion Implementation Date” under, and as defined in, the Credit Agreement has occurred, daily by ACR or wire transfer to:

[Primary Concentration Account]

ABA#
Account No.
Re: The Great Atlantic & Pacific Tea Company, Inc.

(c)                                  in each case, as Coinstar may otherwise be instructed from time to time in writing by an officer of the Collateral Agent.

Upon the request of the Collateral Agent, a copy of each statement provided by Coins tar to the Loan Party shall be provided to the Collateral Agent at the following address (which address may be changed upon seven (7) days written notice given to Coinstar by the Collateral Agent):

JPMorgan Chase Bank, N.A.
One Chase Square, T-25

Rochester, New York 14643
Attention: Marie C. Duhamel

with a copy to:

JPMorgan Chase & Co.
10 South Dearborn, Floor 22

Chicago, Illinois 60603

Attention: Justin P. Anderson

This letter may be amended only by notice in writing signed by the Loan Party and the Collateral Agent, and may be terminated solely by written notice signed by the Collateral Agent. The Loan Party shall not have any right to terminate this Coinstar Notification.

Very truly yours,

[Loan Party]

By:
Name:
Title:

cc:                                 JPMorgan Chase Bank, N.A., as the Collateral Agent

Schedule A

JPMorgan Chase Bank, N.A.

ABA

Account

Exhibit M

Form of DDA Notification

DDA NOTIFICATION

[PREPARE ON APPLICABLE LOAN PARTY’S LETTERHEAD - ONE FOR EACH DDA LISTED ON SCHEDULE 5.14(A) OF THE CREDIT AGREEMENT]

, 20

To:	[Name and Address of Bank] (the “Depository Bank”)

	Re:	(the “Loan Party”)
Account Numbers(s):

Dear Sir/Madam:

This letter relates to the above referenced account number(s) and any other depository account(s) (collectively, the “Account”) which the Loan Party now or hereafter maintains with the Depository Bank. The term “Account” shall also mean any certificates of deposit, investments, or other evidence of indebtedness heretofore or hereafter issued by the Depository Bank to or for the account of the Loan Party.

The Loan Party has entered into a financing agreement with JPMorgan Chase Bank, N.A., a national banking association with offices at 270 Park Avenue, New York, New York 10017, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of a syndicate of lenders and certain other secured parties (the “Credit Parties”) which are making loans or furnishing other financial accommodations to the Loan Party pursuant to the Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and certain related agreements (collectively, the “ABL Agreements”).  Pursuant to the ABL Agreements, the Loan Party has granted to the Collateral Agent, for its own benefit and the benefit of the other Credit Parties, a security interest in and to, among other things, substantially all of the assets of the Loan Party, including without limitation, the Account and all amounts now or hereafter deposited therein or evidenced thereby (the “Account Proceeds”). Such Account Proceeds include all the present and all future contents of the Account and any and all proceeds resulting therein. Any right of setoff, banker’s lien, or the like which the Depository Bank may otherwise have with respect to the Account is subject, to the fullest extent permitted under applicable law, to the prior right of the Collateral Agent to the Account and the contents of the Account.

Under the terms and provisions of the Credit Agreement, the Loan Party is obligated to deposit or cause to be deposited all Account Proceeds into the deposit accounts specified in the following paragraph.

Until such time as the Depository Bank receives written notification from the Collateral Agent that the obligations of the Loan Party to the Collateral Agent and the other Credit Parties pursuant to the ABL Agreements have been paid and performed in full and that the interests of the Collateral Agent and the other Credit Parties in the Account Proceeds have been terminated, the Loan Party will transfer at least three (3) times each calendar week by ACH or wire all funds from time to time on deposit in the Account (which transfer instructions may only be changed at the written direction of the Agent to the Depository Bank) to one of the following accounts:

(a)                                  prior to written notice by the Collateral Agent that a “Cash Dominion Implementation Date” under, and as defined in, the Credit Agreement has occurred, as indicated on the attached Schedule A hereto;

(b)                                 upon written notice by the Collateral Agent that a “Cash Dominion Implementation Date” under, and as defined in, the Credit Agreement has occurred, daily by ACR or wire transfer to:

[Primary Concentration Account]

ABA#
Account No.
Re: The Great Atlantic & Pacific Tea Company, Inc.

(c)                                  In each case, as the Depository Bank may otherwise be instructed from time to time in writing by an officer of the Collateral Agent.

Upon the request of the Collateral Agent, a copy of each statement provided by the Depository Bank to the Loan Party shall be provided to the Collateral Agent at the following address (which address may be changed upon seven (7) days written notice given to the Depository Bank by the Collateral Agent, as applicable):

JPMorgan Chase Bank, N.A.
One Chase Square, T-25

Rochester, New York 14643

Attention: Marie C. Duhamel

with a copy to:

JPMorgan Chase & Co.
10 South Dearborn, Floor 22

Chicago, Illinois 60603

Attention: Justin P. Anderson

This letter may be amended only by notice in writing signed by the Loan Party and the Collateral Agent and may be terminated solely by written notice signed by the Collateral Agent. The Loan Party shall not have any right to terminate this Account Notification.

Very truly yours,

[Loan Party]

By:
Name:
Title:

cc:                                 JPMorgan Chase Bank, N.A., as Collateral Agent

Schedule A

JPMorgan Chase Bank, N.A.

ABA

Account

EXHIBIT N-1

PRIORITY OF CLAIMS WAIVER (Landlord)

DATED: as of                       , 20

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (the “Landlord”), executes this waiver (this “Waiver”) in favor of JPMorgan Chase Bank, N.A., a national banking association with offices at 270 Park Avenue, New York, New York 10017, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of a syndicate of lenders and certain other secured parties (the “Credit Parties”) which are making loans or furnishing other financial accommodations to the Loan Party pursuant to the Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WITNESSETH:

WHEREAS, the Landlord owns real property located at                              (the “Premises”), which real property the Landlord leases to [                        ], a corporation organized and existing under the laws of the State of                            (the “Tenant”) pursuant to the terms of that certain [Lease Agreement], dated as of Landlord and the Tenant (the “Lease”).

WHEREAS, pursuant to the Credit Agreement, the Tenant has entered into loan arrangements (collectively, the “Loan Arrangements”) pursuant to which the Collateral Agent and the other Credit Parties have agreed to make loans or furnish other financial accommodations to the Tenant, among others.

WHEREAS, such Loan Arrangements will be secured by, among other things, all of the Tenant’s present and after acquired assets including, without limitation, the Tenant’s inventory, goods, machinery, equipment, furniture and trade fixtures and other personal property (together with all additions, substitutions, replacements and improvements to, and proceeds of, the foregoing, collectively, the “Collateral”).

NOW THEREFORE, in order to induce the Collateral Agent and the other Credit Parties to establish and maintain the Loan Arrangements, the Landlord hereby represents, warrants, covenants and agrees as follows:

1.             The Landlord represents that the Tenant is not in default under the terms of the Lease and the Lease is in full force and effect.

2.             The Landlord has been advised that that the Collateral Agent, for its own benefit and the benefit of the other Credit Parties, has been granted a security interest by the Tenant in and to the Collateral, certain of which Collateral is presently located, or may at any time hereafter be located, in, at, or upon the Premises.

3.             The Landlord hereby waives and releases in favor of the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) (a) any and all rights of distraint, levy, and execution which the Landlord may now or hereafter have against the Collateral; (b) any and all statutory liens, security interests, or other liens which the Landlord may now or hereafter have in the Collateral; and (c) any and all other interests or claims of every nature whatsoever which the Landlord may now or hereafter have in or against the Collateral, including without limitation, for any rent, storage charges, or other sums due, or to become due, to the Landlord by the Tenant. The Landlord agrees not to exercise any of the Landlord’s rights, remedies, powers, privileges, or discretions with respect to the Collateral, or the Landlord’s liens or security interests in the Collateral, if any, unless and until the Landlord receives written notice from the Collateral Agent that the Tenant’s obligations to the Collateral Agent and the other Credit Parties pursuant to the Loan Arrangements have been paid in full, and that the commitments of the Collateral Agent and the other Credit Parties to make loans or furnish other financial accommodations to the Tenant pursuant to the Credit Agreement have been terminated. The foregoing Waiver is for the benefit of the Collateral Agent and the other Credit Parties only and does not affect the obligations of the Tenant to the Landlord.

4.             Until the Landlord receives written notice from the Collateral Agent that all obligations of the Tenant to the Collateral Agent and the other Credit Parties pursuant to the Loan Arrangements have been paid in full and the commitments of the Collateral Agent and the other Credit Parties to make loans or furnish other financial accommodations to the Tenant pursuant to the Credit Agreement have been terminated, the Landlord:

(a)           Shall not interfere with any enforcement by the Collateral Agent of such Collateral Agent’s rights in and to the Collateral;

(b)           Shall permit the Collateral Agent, at its option, to enter and use the Premises for the purpose of repossessing, removing, selling or otherwise dealing with any of the Collateral, and such license shall be irrevocable and shall commence on the date (the “Access Commencement Date”) which is five (5) business days following Landlord’s receipt of written notice from the Collateral Agent that the Collateral Agent intends to enter the Premises pursuant to the rights granted to the Collateral Agent hereunder, and such license shall expire on the date that is one hundred and eighty (180) days after the Access Commencement Date (the period during which such license shall be in effect, the “Access Period”); provided, that the Access Period shall be tolled during any period in which the Collateral Agent has been stayed from taking action to remove or dispose of the Collateral pursuant to any order of court, state or federal law, or otherwise, in which case the Collateral Agent shall have an additional period of time (not less than one hundred and eighty (180) consecutive days) after the expiration or termination of any such stay, in which to repossess and/or dispose of the Collateral located upon the Premises; and

(c)           Shall send notice in writing of any termination of, or default under, or abandonment or surrender under (which constitute a default under the Lease) the Lease to the Collateral Agent at the address set forth below and prior to the Landlord’ s taking any action to terminate the Lease or to evict the Tenant from the Premises for breach of the Lease, give the Collateral Agent a reasonable opportunity to preserve, protect, liquidate, or remove any Collateral on the Premises and, if the Collateral Agent so elects, to cure such breach of the Lease. Notwithstanding the provisions of this paragraph, the Collateral Agent shall not have any obligation to cure any such breach or default. The cure of any such breach or default by the Collateral Agent on any one occasion shall not obligate the Collateral Agent to cure any other breach or default or to cure such default on any other occasion.

5.             To the extent not paid or prepaid by the Tenant, the Collateral Agent shall pay the Landlord a reasonable sum for its use and occupancy of the Premises on a per diem basis in an amount equal to the monthly base rent required to be paid by the tenant under the Lease from the date on which the Collateral Agent shall have taken possession of the Collateral on the Premises until the date on which the Collateral Agent vacates the Premises, it being understood, however, that the Collateral Agent shall not, thereby, have assumed any of the obligations of the Tenant to the Landlord, including, without limitation, any obligation to pay any past due rent owing by the Tenant.

6.             The Landlord shall be fully protected in acting on any order, notice, or direction by the Collateral Agent with respect to the Collateral without making any inquiry whatsoever as to the Collateral Agent’s right or authority to give such order, notice, or direction. The Landlord agrees that the Collateral Agent may exercise the rights available to the Collateral Agent hereunder through the Tenant or the Tenant’s or the Collateral Agent’s representatives or agents (to the extent that the Collateral Agent has consented to the exercise of such rights by such parties) regardless of whether the Tenant has defaulted under the Lease.

7.             All notices under this Waiver shall be made to the following addresses by recognized overnight courier, by certified mail or registered mail (return receipt requested), by hand delivery, by facsimile transmission or by electronic mail:

If to Collateral Agent:

JPMorgan Chase Bank, N.A.

One Chase Square, T-25

Rochester, New York 14643

Email: marie.duhamel@chase.com

Facsimile: (585) 797-2960

with a copy to:

JPMorgan Chase & Co.

10 South Dearborn, Floor 22

Chicago, Illinois 60603

Attention: Justin P. Anderson

If to the Landlord:

Attention:

Email:

Facsimile:

Notices sent by hand or overnight courier service shall be deemed to have been given when received. Notices sent by certified mail or registered mail (return receipt requested), shall be deemed to have been given on the date on which such notice or request is received as indicated in such return receipt. Notices and other communications sent to an e-mail address or via facsimile transmission shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

8.             The Landlord certifies that as of the date hereof there are no mortgages, deeds of trust or other encumbrances granted by Landlord on the Premises that create a lien on, or security interest in, the Collateral.  The Landlord shall notify any purchaser of the Premises and any subsequent mortgagee or any other holder of any lien, security interest or encumbrance on the Premises of the existence of this agreement and waiver.

9.             The Landlord further certifies that the Landlord has full power and authority to execute this agreement and waiver and that it has legal title to the Premises.

10.           This Waiver constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

11.           This Waiver may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Waiver by facsimile transmission or electronic mail shall be binding on each party hereto as if the original of such facsimile had been delivered to the other party.

IN WITNESS WHEREOF, this Waiver is executed as of the day and year first above written.

[NAME] , as Landlord

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Acknowledged and agreed:

[                        ], as Tenant

By:
Name:
Title:

EXHIBIT N-2

PRIORITY OF CLAIMS WAIVER (Bailee)

Dated: as of                            20

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (the “Bailee”), executes this waiver (this “Waiver”) in favor of JPMorgan Chase Bank, N.A., a national banking association with offices at 270 Park Avenue, New York, New York, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of a syndicate of lenders and certain other secured parties (the “Credit Parties”) which are making loans or furnishing other financial accommodations to the Loan Party pursuant to the Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WITNESSETH:

WHEREAS, the Bailee owns and operates certain real property located at its                                      (the “Premises”), at which premises                            or its stores or will store certain Collateral (as defined below) now or hereafter owned by the Company and/or at which certain Collateral will be located pursuant to a bailment agreement, processing agreement, consignment, “sale or return” or similar agreement (regardless of when, or whether, title passes to the Bailee) or any other agreement for any purpose.

WHEREAS, pursuant to the Credit Agreement, the Company has entered into loan arrangements (collectively, the “Loan Arrangements”) pursuant to which the Collateral Agent and the other Credit Parties have agreed to make loans or furnish other financial accommodations to the Company, among others.

WHEREAS, such Loan Arrangements will be secured by, among other things, all of the Company’s present and after acquired assets including, without limitation, the Company’s inventory, goods, machinery, equipment, furniture and trade fixtures and other personal property (together with all additions, substitutions, replacements and improvements to, and proceeds of, the foregoing, collectively, the “Collateral”).

WHEREAS , the Company has delivered, and from time to time hereafter will deliver, to the Bailee certain Collateral at the Premises.

NOW THEREFORE, in order to induce the Collateral Agent and the other Credit Parties to establish and maintain the Loan Arrangements, the Bailee hereby represents, warrants, covenants and agrees as follows:

1.             The Bailee represents that the Company is not in default under the terms of any agreement with the Bailee pursuant to which the Bailee has the possession, care, custody or control of any Collateral.

2.             The Bailee has been advised the Collateral Agent, for its own benefit and the benefit of the other Credit Parties, has been granted a security interest by the Company in and to the Collateral, certain of which Collateral is presently located, or may at any time hereafter be located, in, at, or upon the Premises. The Bailee hereby acknowledges and agrees that title to all Collateral now or hereafter received from the Company and held by the Bailee for processing, storing, sale or otherwise shall at all times remain with the Company, and the Bailee shall make no claim with respect thereto. The Bailee further agrees that all possessory rights now or hereafter claimed by the Bailee with respect to the Collateral are expressly subordinate and subject to the Collateral Agent’s rights as provided herein. The Bailee agrees, at the Company’s expense, to execute in favor of the Collateral Agent, for the benefit of the Credit Parties, or join with Company in the execution of, such documents, instruments, financing statements, certificates, and agreements as the Collateral Agent may reasonably request from the Bailee hereafter to evidence or give notice of such security interest.

3.             The Bailee hereby waives and releases in favor of the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) (a) any and all statutory liens, security interests, or other liens which the Bailee may now or hereafter have in the Collateral; and (b) any and all other interests or claims of every nature whatsoever which the Bailee may now or hereafter have in or against the Collateral, including without limitation, for any rent, storage charges, warehouse fees, or other sums due, or to become due, to the Bailee by the Company. The Bailee agrees not to exercise any of the Bailee’s rights, remedies, powers, privileges, or discretions with respect to the Collateral, or the Bailee’s liens or security interests in the Collateral, if any, unless and until the Bailee receives written notice from the Collateral Agent that the Company’s obligations to the Collateral Agent and the other Credit Parties pursuant to the Loan Arrangements have been paid in full, and that the commitments of the Collateral Agent and the other Credit Parties to make loans or furnish other financial accommodations to the Company pursuant to the Credit Agreement have been terminated. The foregoing Waiver is for the benefit of the Collateral Agent and the other Credit Parties only and does not affect the obligations of the Company to the Bailee.

4.             Until the Bailee receives written notification from the Collateral Agent to the contrary, the Bailee is authorized to accept instructions with respect to the Collateral from the Company. Upon the receipt of written notice from the Collateral Agent, and until such notice is rescinded by the Collateral Agent, the Bailee shall only honor any and all instructions from the Collateral Agent with respect to the Collateral, including, any direction from the Collateral Agent to dispose of all or any portion of the Collateral at any time, without any further consent or instruction from the Company.

5.             The Bailee agrees that the Collateral Agent, through its authorized representatives or agents, may enter upon the Premises from time to time for the purpose of inspecting, repairing, removing, or conducting a sale or sales of any or all of the Collateral, and the Bailee shall not hinder or prevent the Collateral Agent from taking any such action. The Bailee shall not require the Collateral Agent to produce any warehouse receipts which may have been furnished with respect to the Collateral to take possession of the Collateral. The Bailee further agrees that the Collateral Agent shall not have any obligation or liability to the Bailee except for reasonable costs and expenses actually incurred by the Bailee to repair any damage to the Premises directly caused by the Collateral Agent or its authorized representatives or agents in any such removal of the Collateral.

6.             The Bailee hereby agrees that the Collateral at all times will be kept segregated and apart from other property, if any, from time to time located on the Premises.

7. Nothing contained in this agreement shall modify the obligation of the Company to pay charges and fees of the Bailee. The Bailee agrees to promptly notify the Collateral Agent (i) if at any time any charges or fees owing from the Company become forty-five (45) days past due or (ii) upon the occurrence of any breach or default by the Company under any agreement with the Company pursuant to which the Bailee has the care, custody, or control of any of the Collateral. Upon the receipt of such notice, the Bailee agrees that the Collateral Agent, at its option, may (a) maintain the Collateral at the Premises for a period of up to sixty (60) days, without charge other than reasonable and customary storage fees and charges accruing during such sixty (60) day period as may be mutually agreed to between the Bailee and the Collateral Agent, (b) enter the Premises during the Bailee’s normal business hours, upon notice to the Bailee (or at such other mutually agreeable time as may be determined by the Collateral Agent and the Bailee) in order to remove the Collateral therefrom, without charge, other than accrued processing charges with respect to Collateral removed from the Premises by the Collateral Agent, and/or (c) require the Bailee to process or complete processing of any Collateral then or thereafter delivered to the Bailee, at a price mutually agreed to by the Collateral Agent and the Bailee. In any such event, the Bailee agrees to cooperate with the Collateral Agent and not to hinder the Collateral Agent’s actions in enforcing its remedies with respect to the Collateral.

In lieu of the foregoing, the Collateral Agent may cure any breach by the Company of its obligations to the Bailee, provided that such cure is proffered by the Collateral Agent not more than thirty (30) days after the Collateral Agent’s receipt of such written notice of such default. Notwithstanding the provisions of this paragraph, the Collateral Agent shall have no obligation to cure any such breach or default. The cure of any such breach or default by the Collateral Agent on any one occasion shall not obligate the Collateral Agent to cure any other breach or default or to cure such default on any other occasion.

8.             If from time to time the Bailee ever comes into possession or control of any identifiable cash proceeds arising from the sale of any of the Collateral, such proceeds shall be held by the Bailee in trust for the benefit of the Collateral Agent, and the same shall be paid and delivered to the Collateral Agent promptly after receipt by the Bailee.

9.             Except upon prior written notice (with reasonable particularity) to the Collateral Agent, the Bailee shall not (i) remove any Collateral from the Premises (other than removals in accordance with the instructions of the Company in the ordinary course of business) or (ii) terminate, with or without cause, any agreement pursuant to which the Bailee has the care, custody, or control of any Collateral.

10.           The Bailee shall not issue any negotiable warehouse receipts with respect to any Collateral of which the Bailee has the care, custody, or control.

11.           The Bailee shall be fully protected in acting on any order, notice, or direction by the Collateral Agent with respect to the Collateral without making any inquiry whatsoever as to the Collateral Agent’s right or authority to give such order, notice, or direction.

12.           All notices under this Waiver shall be made to the following addresses by recognized overnight courier, by certified mail or registered mail (return receipt requested), by hand delivery, by facsimile transmission or by electronic mail:

JPMorgan Chase Bank, N.A.

One Chase Square, T-25

Rochester, New York 14643

Attention: Marie C. Duhamel

Email: marie.duhamel@chase.com

Facsimile: (585) 797-2960

with a copy to:

JPMorgan Chase & Co.

10 South Dearborn, Floor 22

Chicago, Illinois 60603

Attention: Justin P. Anderson

Email: justin.p.anderson@chase.com

Facsimile: (312) 732-7607

If to the Bailee:

Attention:

Email:

Facsimile:

Notices sent by hand or overnight courier service shall be deemed to have been given when received. Notices sent by certified mail or registered mail (return receipt requested), shall be deemed to have been given on the date on which such notice or request is received as indicated in such return receipt. Notices and other communications sent to an e-mail address or via facsimile transmission shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

13.           This Waiver shall inure to the benefit of the Collateral Agent and each of the other Credit Parties, and each of their respective successors and assigns, and shall be binding upon the Bailee, its successors and assigns.

14.           This Waiver may not be amended or waived except by an instrument in writing signed by the Collateral Agent, the Bailee, and the Company. This Waiver shall be governed by, and construed in accordance with, the laws of the state in which the Premises is located, without regard to its principles of conflict of laws.

15.           This Waiver constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

16.           This Waiver may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Waiver by facsimile transmission or electronic mail shall be binding on each party hereto as if the original of such facsimile had been delivered to the other party.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Waiver is executed as of the day and year first above written.

[NAME] , as Bailee

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Acknowledged and agreed:

[Company]

By:
Name:
Title:

EXHIBIT O

Form of New Borrower Joinder Agreement

NEW BORROWER JOINDER TO
CREDIT AGREEMENT

This Joinder to Credit Agreement (this “Joinder”) is made as of this      day of                               , by                                (the “New Borrower”), with its principal executive offices at                                       ;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

A.                                   Reference is made to the Superpriority Debtor in Possession Credit Agreement dated as of December 14, 2010 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (a “Borrower”), certain of its direct and indirect subsidiaries parties thereto (each a “Borrower” and together with the Company, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent. Capitalized terms used herein but not defined herein shall have the meanings as set forth in the Credit Agreement.

B.                                     The New Borrower is a newly formed or acquired, direct or indirect domestic Subsidiary of the Company.

C.                                     Pursuant to Section 5.12 of the Credit Agreement, each such Subsidiary that is formed or acquired after the Effective Date is required to become a party to the Credit Agreement if it is to become a Borrower. The undersigned New Borrower is executing this Joinder in accordance with the requirements of the Credit Agreement to become a Borrower under the Credit Agreement in order to induce the Lenders to make additional Loans, the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

1.               Joinder to Credit Agreement. Effective as of the date of this Joinder, the New Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and other Loan Documents, and acknowledges and agrees to:

(a)                    join in the execution of, and become a party to, the Credit Agreement as a Borrower, as indicated with its signature below;

(b)                   be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of a Borrower under the Credit Agreement with the same force and effect as if such New Borrower was a signatory to the Credit Agreement and was expressly named as a Borrower therein; and

2.               Representations and Warranties. The New Borrower represents and warrants that the representations and warranties made by it as a Borrower thereunder are true and correct on and as of the date hereof, except to the extent a representation and warranty expressly relates solely to a specific date, in which case such representation and warranty shall be true and correct on such date. To the extent that any changes in any representations, warranties, and covenants require any amendments to the Schedules to the Credit Agreement, such Schedules are hereby updated, as evidenced by any supplemental Schedules (if any) annexed to this Joinder.

3.               Ratification of Credit Agreement. Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement shall remain in full force and effect as in effect prior to the date hereof, without releasing any obligors thereon or collateral security therefore.

4.               Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)                    This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent.

(b)                   All action on the part of the New Borrower necessary for the valid execution, delivery and performance by such New Borrower of this Joinder and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c)                    The New Borrower shall have delivered the following to the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

(i)             Certificate of Legal Existence and Good Standing issued by the Secretary of the State of its incorporation or organization.

(ii)          Certificate of an authorized officer of the due adoption, continued effectiveness, and setting forth the text, of each corporate resolution adopted in connection with the assumption of obligations under the Credit Agreement, and attesting to the true signatures of each Person authorized as a signatory to the Credit Agreement, together with true and accurate copies of all organizational documents.

(d)                   The Administrative Agent shall have received a favorable written legal opinion of the New Borrower’s counsel addressed to the Administrative Agent and the other Secured Parties, covering such matters relating to the New Borrower, the Credit Agreement, and/or the Loan Documents as the Administrative Agent shall reasonably request.

(e)                    The New Borrower shall (i) have become a party to (A) the Guaranty; (B) the Indemnity, Subrogation and Contribution Agreement; (C) the Security Agreement; (D) the Pledge Agreement; and (E) any other such other documents as the Administrative Agent may require, in each case in the manner provided therein and within ten (10) Business Days after such Subsidiary is formed or acquired; and (ii) if any Equity Interests of such New Borrower are owned by or on behalf of any Loan Party, the Company shall have pledged such Equity Interests pursuant to the Pledge Agreement (excluding, if such Subsidiary is a Foreign Subsidiary, shares of voting stock of such Subsidiary in excess of 65% thereof).

(f)                      The Administrative Agent shall have received all documents and instruments as required by the Agreement, including Uniform Commercial Code financing statements and results of all lien searches, required by law or reasonably requested by the Administrative Agent or the Required Lenders to create or perfect the first priority Liens intended to be created under the Security Agreement and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Administrative Agent.

(g)                   Subject to Section 9.03 of the Credit Agreement, all costs and expenses incurred by the Administrative Agent in connection with the preparation and negotiation of this Joinder and related documents (including the fees and expenses of counsel to the Administrative Agent) shall have been paid in full.

(h)                   The New Borrower shall have executed and delivered to the Administrative Agent such additional documents, instruments, and agreements as required by the Loan Documents.

5.               Miscellaneous.

(a)                    This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)                   This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)                    Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

(d)                   Subject to Section 9.03 of the Credit Agreement, the New Borrower shall pay all out-of-pocket costs and expenses to the Administrative Agent, including, without limitation, reasonable attorneys’ fees and expenses in connection with the preparation, negotiation, execution and delivery of this Joinder.

(e)                    The New Borrower warrants and represents that New Borrower has consulted with independent legal counsel of their selection in connection with this Joinder and are not relying on any representations or warranties of the Administrative Agent, the Lenders, or their respective counsel in entering into this Joinder.

6.               THIS JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

[Signature Pages to Follow]

The undersigned hereby signs, executes, and delivers this Joinder Agreement as per Section 5.12 of the Credit Agreement.

NEW BORROWER

By:
Name:
Title:

Acknowledged, and to the to the extent required under the Section 5.12 of the Credit Agreement, consented to by:

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., as the Company

By:
Name:
Title:

Acknowledged, and to the to the extent required under the terms of Section 5.12 the Credit Agreement, consented to by:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:
Name:
Title: